AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL [ ], 2012
-------------------------------------------------------------------------------

                              FILE NOS. 333-100934

                                   811-21250

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-6

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                         POST-EFFECTIVE AMENDMENT NO. 9

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                                AMENDMENT NO. 27

           ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
                           (Exact Name of Registrant)

                  ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                              (Name of Depositor)

                               100 Motor Parkway
                                    Suite 132
                            Hauppauge, NY 11788-5107
                                  631-357-8920
        (Address and Telephone Number of Depositor's Principal Offices)

                                 CT Corporation
                            208 South LaSalle Street
                                   Suite 814
                               Chicago, IL 60604
                                 (312) 345-4320

           (Name, Address and Telephone Number of Agent for Service)


                                   COPIES TO:

                             SONYA EKART, ESQUIRE
                       ALLSTATE LIFE INSURANCE COMPANY OF
                                    NEW YORK
                               3100 SANDERS ROAD
                                   SUITE J5B
                              NORTHBROOK, IL 60062

             IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE
                            (CHECK APPROPRIATE BOX)

/ /immediately upon filing pursuant to paragraph (b) of Rule 485
/x/on May 1, 2012, pursuant to paragraph (b) of Rule 485
/ /60 days after filing pursuant to paragraph (a)(1) of Rule 485
/ /on (date) pursuant to paragraph (a)(1) of Rule 485

                   IF APPROPRIATE, CHECK THE FOLLOWING BOX:

/ /This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The Registrant has registered an indefinite amount of securities under the Securities Act of 1933 pursuant to Section 24 of the Investment Company Act of 1940.

Securities being offered - interests in Allstate Life of New York Variable Life Separate Account A of Allstate Life Insurance Company of New York under variable life insurance contracts.

Approximate date of proposed public offering:  continuous.

           CONSULTANT ACCUMULATOR VARIABLE UNIVERSAL LIFE PROSPECTUS


          Flexible Premium Variable Universal Life Insurance Policies


                                   Issued by:
                  Allstate Life Insurance Company of New York


                              In connection with:
           Allstate Life of New York Variable Life Separate Account A


                                Street Address:
                              2940 S. 84th Street
                             Lincoln, NE 68506-4142


                                Mailing Address:
                                P.O. Box 660191
                             Dallas, TX 75266-0191


                        Telephone Number: 1-800-268-5619
                           Fax Number: 1-866-628-1006


This Prospectus describes information you should know before you purchase the Consultant Accumulator Flexible Premium Variable Universal Life Insurance Policy. Please read it carefully and retain it for your records.

This Policy is designed to provide both life insurance protection and flexibility in connection with Premium payments and Death Benefits. Subject to certain restrictions, you may vary the frequency and amount of Premium payments and increase or decrease the level of life insurance benefits payable under the Policy. In addition, it may not be advantageous for you to replace existing insurance coverage or buy additional insurance coverage if you already own a variable life insurance policy.

EFFECTIVE DECEMBER 31, 2008, THIS PRODUCT IS NO LONGER AVAILABLE FOR SALE.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                  The date of this Prospectus is May 1, 2012.

                                 1  PROSPECTUS

TABLE OF CONTENTS
--------------------------------------------------------------------------------




                                                               PAGE
SUMMARY
     Description of the Policy and Policy Benefits               4
     Risks of the Policy                                         6
     The Portfolios And Associated Risks                         7
FEE TABLES
     Transaction Fees                                            8
     Periodic Charges Other Than Portfolio Operating
     Expenses                                                    9
     Optional Benefit Charges                                   10
     Portfolio Annual Expenses (as a percentage of Portfolio
     average daily net assets)                                  11
     Portfolio Total Annual Operating Expenses                  11
PURCHASE OF POLICY AND PREMIUMS
     Application for a Policy                                   12
     Premium Payments                                           12
     Premium Limits                                             12
     Safety Net Premium                                         12
     Modified Endowment Contracts                               13
     Allocation of Premiums                                     13
POLICY VALUE
     General                                                    13
     Accumulation Units                                         14
     Accumulation Unit Value                                    14
     Written Requests and Forms in Good Order                   14
     Postponement of Payments                                   14
TRANSFERS
     General                                                    15
     Transfers Authorized by Telephone                          15
     Dollar Cost Averaging                                      15
     Portfolio Rebalancing                                      16
     Market Timing & Excessive Trading                          16
     Trading Limitations                                        17
     Agreements to Share Information with Funds                 17
     Short Term Trading Fees                                    17
INVESTMENT AND FIXED ACCOUNT OPTIONS
     The Sub-Accounts and the Portfolios                        18
     Voting Rights                                              22
     Additions, Deletions and Substitutions of Securities       22
     The Fixed Account                                          23
     SelectBalance/SM/ Asset Allocation Program                 23
DEATH BENEFITS AND OPTIONAL INSURANCE
BENEFITS
     Death Benefits                                             25
     Death Benefit Options                                      25
     Change to Death Benefit Option                             25


                                                               PAGE
     Change to Face Amount                                      26
     Optional Insurance Benefits                                26
POLICY LOANS
     General                                                    28
     Loan Interest                                              28
     Loan Repayment                                             28
     Pre-Existing Loan                                          28
     Effect on Policy Value                                     28
SURRENDERS AND WITHDRAWALS
     Surrenders                                                 29
     Partial Withdrawal                                         29
SETTLEMENT OPTIONS                                              30
MATURITY                                                        30
LAPSE AND REINSTATEMENT
     Lapse and Grace Period                                     30
     Reinstatement                                              31
CANCELLATION AND CONVERSION RIGHTS
     Free-Look Period                                           31
     Conversion                                                 31
CHARGES AND DEDUCTIONS
     Premium Expense Charge                                     31
     Monthly Deduction                                          31
     Policy Fee                                                 31
     Administrative Expense Charge                              31
     Mortality and Expense Risk Charge                          32
     Cost of Insurance Charge                                   32
     Rider Charges                                              33
     Separate Account Income Taxes                              33
     Portfolio Charges                                          33
     Surrender Charge                                           33
     Transfer Fee                                               34
GENERAL POLICY PROVISIONS
     Beneficiaries                                              34
     Assignment                                                 35
     Dividends                                                  35
ABOUT US
     Allstate Life Insurance Company of New York                35
     The Separate Account                                       35
FEDERAL TAXES
     Introduction                                               35
     Taxation of the Company and the Separate Account           35
     Taxation of Policy Benefits                                36
     Employer Owned Life Insurance (a.k.a. "COLI")              36
     Modified Endowment Contracts                               37

                                2   PROSPECTUS

                                     PAGE
     Income Tax Withholding           37
     Diversification Requirements     37
     Ownership Treatment              38
DISTRIBUTION                          38
LEGAL PROCEEDINGS                     39
LEGAL MATTERS                         39
FINANCIAL STATEMENTS                  39
GLOSSARY OF SPECIAL TERMS             40

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE. ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK DOES NOT AUTHORIZE ANY INFORMATION OR REPRESENTATIONS REGARDING THE OFFERING DESCRIBED IN THIS PROSPECTUS OTHER THAN AS CONTAINED IN THIS PROSPECTUS.

Capitalized terms used in this prospectus are defined where first used or in the Glossary beginning on page 40 of this prospectus.


                                 3   PROSPECTUS

SUMMARY
--------------------------------------------------------------------------------

DESCRIPTION OF THE POLICY AND POLICY BENEFITS

1. WHAT IS A FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY?

Your Policy is designed to be flexible to meet your specific life insurance needs. Your Policy has a Death Benefit, Policy Value (both terms defined below) and other features of life insurance providing fixed benefits. Your Policy is a "flexible premium" policy because you have a great amount of flexibility in determining when and how much Premium you want to pay. Your Policy is a "variable" policy because the Death Benefit and Policy Value vary according to the investment performance of the Sub-Accounts to which you have allocated your Premiums. The Policy provides you with an opportunity to take advantage of any increase in your Policy Value but you also bear the risk of any decrease.

2. WHAT ARE THE PREMIUMS FOR THIS POLICY?

You have considerable flexibility as to the timing and amount of your Premiums. You have a required first year Premium for your Policy, which is based on your Policy's Face Amount and the Insured's age, sex and risk class. You do not have to pay the required Premium after the first Policy Year. However, to take advantage of the Safety Net Premium feature (discussed below), you must pay the cumulative Safety Net Premiums due. Otherwise, you may pay any level of Premium, as long as the Premium would not cause your Policy to lose its status as a life insurance contract under the Tax Code. For more information, please see "Purchase of Policy and Premiums" on page 12 and "Federal Taxes" beginning on page 35.

You also may establish a planned periodic Premium. You are not required to pay the planned periodic Premium and we will not terminate your Policy merely because you did not.

If you pay more Premium than permitted under section 7702A of the Tax Code, your Policy would be classified as a modified endowment contract, which would affect the federal income tax treatment of loans and withdrawals. For more information, see "Federal Taxes - Modified Endowment Contracts" on page 37.

3. WHAT IS THE SAFETY NET PREMIUM FEATURE?

We agree to keep the Policy (including any riders) in force for a specified period, regardless of the investment performance of the Sub-Accounts, as long as your total Premiums paid (as reduced to reflect withdrawals and Policy Debt) at least equals the cumulative Safety Net Premium amount shown in your Policy. If the Insured is age 60 or less at the Issue Date, the specified period is the first twenty Policy Years. Otherwise, it runs from the Issue Date until the next Policy Anniversary after the Insured's 80th birthday. For additional discussion, see "Purchase of Policy and Premiums - Safety Net Premium" on page 12.

When the Safety Net Premium is not in effect, your Policy remains in force as long as the Net Surrender Value is large enough to pay the charges on your Policy as they come due. For more detail please see "Lapse and Reinstatement" on page 30.

4. HOW IS MY POLICY VALUE DETERMINED?

Your Premiums are invested in one or more of the Sub-Accounts or allocated to the Fixed Account, as you instruct us. Your Policy Value is the sum of the values of your interests in the Sub-Accounts of the Separate Account, plus the values in the Fixed Account and the Loan Account. Your Policy Value depends on the investment performance of the Sub-Accounts and the amount of interest we credit to the Fixed Account, as well as the Net Premiums paid, partial withdrawals, and charges assessed. We have summarized the charges imposed under the Policy in "Fee Tables" and described them in more detail in "Charges and Deductions" on page 31. For additional discussion of your Policy Value, please see "Policy Value" on page 13.

5. WHAT ARE THE INVESTMENT CHOICES FOR THIS POLICY?

The Policy currently offers multiple investment options, each of which is a Sub-Account. You may invest in up to twenty-one (21) Sub-Accounts or twenty
(20) Sub-Accounts plus the Fixed Account. Each Sub-Account invests in a single Portfolio. See "Investment and Fixed Account Options - The Sub-Accounts and the Portfolios" on page 18 for a listing of the Sub-Accounts currently available under the Policy. We also offer a Fixed Account option. You may transfer money among your investment choices, subject to restrictions. Please see "Risks of the Policy" on page 6 and "Transfers - Trading Limitations" on page 17.

6. HOW ARE MY PREMIUMS AND POLICY VALUE ALLOCATED?

Before your Premiums are allocated to the Policy Value, we deduct a Premium Expense Charge of 5.25%. For more detail, see "Charges and Deductions" on page
31. The amount remaining after the deduction of the Premium Expense Charge is called the Net Premium.

When you apply for the Policy, you specify in your application how to allocate your Net Premiums. You may change your allocations at any time by notifying us in writing at the address on the front cover of this Prospectus. See "Purchase of Policy and Premiums - Allocation of Premiums" on page 13.

Generally, we allocate your initial Premiums to the Sub-Accounts and the Fixed Account when we have received your Premium and underwriting approval. We reserve the right, however, to delay the allocation of your initial


                                 4   PROSPECTUS

Premium to the Sub-Accounts as described in "Purchase of Policy and Premiums - Allocation of Premiums" on page 13. Furthermore, if outstanding requirements prevent us from placing your Policy in force, your Premiums are not allocated until you satisfy those requirements.

We generally allocate your other Premiums to the Sub-Accounts and the Fixed Account as of the date we receive your Premiums in our home office. However, we reserve the right to delay the allocation of any Premium that requires underwriting.

7. MAY I TRANSFER POLICY VALUE AMONG THE SUB-ACCOUNTS AND THE FIXED ACCOUNT?

You may transfer Policy Value among the Sub-Accounts and the Fixed Account by writing to or calling us at 1-800-268-5619. While you also may transfer amounts from the Fixed Account, certain restrictions may apply. While we currently are waiving the transfer fee, we reserve the right under your Policy to charge a transfer fee on certain transfers.

In addition, you may use our automatic Dollar Cost Averaging Program or our Portfolio Rebalancing Program, though you may not use both at the same time. For additional information, please see "Transfers - Dollar Cost Averaging" on page 15.

8. WHAT ARE THE DEATH BENEFIT OPTIONS?

While your Policy is in force, we will pay a Death Benefit to the Beneficiary upon the death of the Insured. The Policy provides for two Death Benefit options you may choose between while the Insured is alive. Under Option 1, the Death Benefit is equal to the greater of your Policy's Face Amount or the Policy Value multiplied by a specified percentage. Under Option 2, the Death Benefit is equal to the greater of your Policy's Face Amount plus the Policy Value on the Insured's date of death or the Policy Value multiplied by a specified percentage. Decreases in the Policy Value never cause the Death Benefit to be less than the Face Amount. Before we pay the Death Benefit to the Beneficiary, however, we subtract an amount sufficient to repay any outstanding Policy Debt and to pay any due and unpaid charge. For additional information, please see "Policy Loans" on page 28 and "Death Benefits and Optional Insurance Benefits" on page 25.

9. HOW IS THE DEATH BENEFIT PAID?

While the Policy is in force and when the Insured dies, we pay a Death Benefit to your Beneficiary. You or your Beneficiary may choose to receive the proceeds of the Policy in the form of a lump sum payment or over a period under an optional payment plan. The Death Benefit proceeds are reduced by any amount you owe us, such as outstanding loans, loan interest or unpaid charges. The proceeds may be increased, if for example, you have added a rider that provides an additional benefit. We determine the amount of the Death Benefit proceeds as of the end of the Valuation Period during which the Insured dies. We usually pay the Death Benefit proceeds within seven days after we have received due proof of death and all other requirements we deem necessary have been satisfied.

10. CAN I INCREASE OR DECREASE MY POLICY'S FACE AMOUNT?

Yes, you have considerable flexibility to increase or decrease your Policy's Face Amount. You may request an increase and/or a decrease after the first Policy Year by sending a written request to us. Your requested increase must be at least $10,000. If you request an increase, you must provide evidence of insurability to us that meets our standards. An increase in the Face Amount increases the charges deducted from your Policy Value. You may not decrease the Face Amount of your Policy below $100,000. We do not permit a Face Amount change if the Policy is in the Grace Period. For more detail, see "Death Benefits and Optional Insurance Benefits - Change to Face Amount" on page 26. In addition, modifying your Policy's Face Amount might have tax ramifications. For an additional discussion, please see "Federal Taxes" on page 35.

11. DO I HAVE ACCESS TO THE VALUE OF MY POLICY?

Yes. You may surrender your Policy at any time for its Net Surrender Value. Upon surrender, life insurance coverage under your Policy ends. We may subtract a surrender charge from your surrender proceeds during the first nine Policy Years and the first nine years following an increase to the Face Amount. For more information concerning the calculation of surrender charges, see "Charges and Deductions - Surrender Charge" on page 33.

You also may withdraw part of your Policy Value through a partial withdrawal, which must equal at least $500. In addition, the maximum partial withdrawal amount may not reduce the Face Amount below $25,000. For more detail, see "Surrenders and Withdrawals" on page 29.

Surrenders and withdrawals may have tax consequences. For an additional discussion, please see "Risks of the Policy" on page 6 and "Federal Taxes - Taxation of Policy Benefits" on page 36.

12. MAY I TAKE OUT A POLICY LOAN?

You may borrow money from us using your Policy as security for the loan. The maximum loan amount is equal to 90% of the Surrender Value. For more detail, see "Policy Loans" on page 28.

13. CAN I EXCHANGE MY POLICY?

During the first 24 months after your Policy is issued, or the first two years after an increase in the Face Amount, if your Policy remains in force, you may exchange or amend your Policy to convert it to a non-variable universal life insurance policy without submitting proof of insurability. We will accomplish the conversion by transferring all of


                                 5   PROSPECTUS
your Policy Value to the Fixed Account and ending your right under the Policy to allocate Policy Value to the Subaccounts. Charges under the amended Policy will be based on the same risk classification as the Policy. We will not charge you for this conversion. In addition, if at any time we make a material change to the investment policy of the separate account, you may exchange your Policy. We will notify you in writing of any such change and your exchange rights and you will have 60 days thereafter to execute a plan exchange.

14. CAN I CANCEL MY POLICY?

You may cancel your Policy by returning it to us within 10 days after you receive it. We refund the Premium paid. Your Policy contains specific information about your free-look rights. For more information, see "Cancellation and Conversion Rights - Free-Look Period," on page 31.


RISKS OF THE POLICY
1. IS MY POLICY VALUE GUARANTEED?

Your Policy Value is not guaranteed. However, the payment of the Death Benefit may be guaranteed under the Safety Net Premium feature. The value of your Policy fluctuates with the performance of the investment options you choose. Your investment options may not perform to your expectations. Your Policy Values in the Sub-Accounts may rise or fall depending on the performance of the Portfolios in which the Sub-Accounts invest and the charges under your Policy. For more detail, please see "The Portfolios and Associated Risks" on page 7 and "Investment and Fixed Account Options" on page 18. In addition, a guarantee with respect to interest rate applies only to the Fixed Account investment option.

2. IS THIS POLICY SUITABLE FOR SHORT-TERM SAVINGS?

No, you should not purchase the Policy if you may need to access the Policy Value within a short time. Because the Policy is designed to provide benefits on a long-term basis, before purchasing a Policy for a specialized purpose, you should consider whether the long-term nature of the Policy is consistent with the purpose for which it is being considered.

3. CAN MY POLICY LAPSE?

Your Policy could terminate if the value of your Policy becomes too low to support the Policy's monthly charges and the Safety Net Premium feature is not in effect. If this occurs, we notify you in writing. You will then have a 61-day Grace Period to pay additional amounts to prevent your Policy from terminating. See "Lapse and Reinstatement" on page 30. If you have any outstanding Policy Loans when your Policy lapses, you may have taxable income as a result. See "Federal Taxes" on page 35.

4. ARE THERE RISKS INVOLVED WITH SPECIALIZED USES OF THE POLICY?

Because the Policy provides for an accumulation of Policy Values as well as Death Benefit, you may wish to use it for various individual and business planning purposes. Purchasing the Policy in part for such purposes may involve certain risks. For example, if the investment performance of the Sub-Accounts is poorer than expected or if sufficient Premiums are not paid, the Policy may lapse or may not accumulate sufficient Policy Value to fund the purpose for which you purchased the Policy. Withdrawals and Policy Loans may significantly affect current and future Policy Value, Surrender Value or Death Benefit proceeds. The Policy is designed to provide benefits on a long-term basis. Before purchasing a Policy for a specialized purpose, you should consider whether the long-term nature of the Policy is consistent with the purpose for which it is being considered. In addition, using a Policy for a specialized purpose may have tax consequences. See "Federal Taxes" on page 35.

5. WHAT ARE THE LIMITATIONS ON WITHDRAWAL?

After the first Policy Year, withdrawals are permitted. As noted above, the minimum withdrawal amount permitted is $500, and maximum partial withdrawal amounts may not reduce the Face Amount below $25,000. While the surrender charge does not apply to partial withdrawals, we impose a $10 service fee on each withdrawal. Please note that withdrawals reduce your Policy's Death Benefit, See "Partial Withdrawals" on page 29. In addition, withdrawals may have tax consequences. See "Federal Taxes" on page 35.

6. WHAT ARE THE LIMITATIONS ON TRANSFER?

We reserve the right to limit the size of transfers and remaining balances, and to limit the number and frequency of transfers among your investment options and the Fixed Account. In addition, while we currently are not charging a transfer fee, the Policy gives us the right to impose a transfer fee of up to $10 in certain circumstances. We reserve the right to limit transfers in any Policy Year, or to refuse any transfer request for a Policy Owner or certain Policy Owners. For example, we reserve the right to limit excessive trading and transfers that would disadvantage Policy Owners or have a detrimental effect on Accumulation Unit Values or the share price of any Portfolio. See "Transfers - Market Timing and Excessive Trading" on page 16 and "Transfers - Trading Limitations" on page 17.

7. WHAT ARE THE LIMITATIONS OR CHARGES ON SURRENDER OF THE POLICY?

You may surrender your Policy at any time. We deduct a surrender charge from the surrender proceeds. The surrender charge is calculated as described in "Charges and Deductions-Surrender Charge" on page 33. While the amount of the surrender charge decreases over time, it may be a substantial portion or even exceed your Policy


                                 6   PROSPECTUS

Value. In addition, the surrender of your Policy may have tax consequences. See "Federal Taxes" on page 35.

8. WHAT ARE THE RISKS OF TAKING A POLICY LOAN?

Taking a loan from your Policy may increase the risk that your Policy will lapse, will have a permanent effect on your Policy Value and will reduce the Death Proceeds. In addition, if your Policy is a Modified Endowment Contract for tax purposes, taking a Policy Loan may have tax consequences. See "Federal Taxes - Modified Endowment Contracts" on page 37.

9. WHAT ARE THE TAX CONSEQUENCES OF BUYING THIS POLICY?

Your Policy is structured to meet the definition of a life insurance contract under the Tax Code. We may need to limit the amount of Premiums you pay under the Policy to ensure that your Policy continues to meet that definition.

Current federal tax law generally excludes all Death Benefits from the gross income of the beneficiary of a life insurance policy. In addition, you generally are not subject to taxation on any increase in the Policy Value until it is withdrawn. Generally, you are taxed on surrender proceeds and the proceeds of any partial withdrawals only if those amounts, when added to all previous distributions, exceed the total Premiums paid. Amounts received upon surrender or withdrawal in excess of Premiums paid are treated as ordinary income.

Special rules govern the tax treatment of life insurance policies, which meet the federal definition of a modified endowment contract. Depending on the amount and timing of your Premiums, your Policy may meet that definition. Under current tax law, Death Benefit payments under modified endowment contracts, like Death Benefit payments under other life insurance contracts, generally are excluded from the gross income of the beneficiary. Withdrawals and policy loans, however, are treated differently. Amounts withdrawn and policy loans are treated first as income, to the extent of any gain, and then as a return of Premium. The income portion of the distribution is includible in your taxable income. In addition, an additional 10% federal penalty tax is generally imposed on the taxable portion of amounts received before age 59 1/2. We will not accept any Premium that would cause the Policy not to qualify as a life insurance contract under the Tax Code. For more information on the tax treatment of the Policy, see "Federal Taxes" on page 35.

The death benefit of life insurance policies that were transferred for value may be subject to ordinary income taxes. Estate taxes may apply. Consult your tax advisor for additional information.


THE PORTFOLIOS AND ASSOCIATED RISKS
1. WHAT IS A PORTFOLIO?

Each of the Sub-Accounts invests in the shares of one of the Portfolios. Each Portfolio is either an open-end management investment company registered under the Investment Company Act of 1940 ("1940 Act") or a separate investment series of an open-end management investment company. Each Portfolio holds its assets separate from the assets of the other Portfolios, and each Portfolio has its own distinct investment objective and policies, which are described in the Prospectuses for the Portfolios. Each Portfolio operates as a separate investment fund, and the income, gains and losses of one Portfolio generally have no effect on the investment performance of any other. Under the Policy, the Sub-Accounts currently invest in the Portfolios set forth in this Prospectus. Some of the Sub-Accounts described in this Prospectus may not be available under your Policy. For an additional discussion of the Portfolios, please see "Investment and Fixed Account Options - The Sub-Accounts and the Portfolios" on page 18.

2. WHAT ARE THE RISKS OF THE PORTFOLIOS?

We do not promise that the Portfolios will meet their investment objectives. Amounts you have allocated to Sub-Accounts may grow in value, decline in value or grow less than you expect, depending on the investment performance of the Portfolios in which those Sub-Accounts invest. You bear the investment risk that those Portfolios possibly will not meet their investment objectives. A description of each Portfolio's investment policies and a comprehensive statement of each Portfolio's risks may be found in its Prospectus. For additional information, please see "Investment and Fixed Account Options - The Sub-Accounts and the Portfolios" on page 18.

3. HOW CAN I LEARN MORE ABOUT THE PORTFOLIOS?

You should read the Portfolios' current Prospectuses for detailed information concerning their investment objectives and strategies, and their investment risks. You should read the Portfolios' Prospectuses before allocating amounts to the Sub-Accounts. If you do not have a Prospectus for a Portfolio, please contact us at the number listed on the first page of this Prospectus and we will send you a copy.

                                 7   PROSPECTUS

FEE TABLES
--------------------------------------------------------------------------------
THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU PAY WHEN BUYING, OWNING AND SURRENDERING THE POLICY. THE FIRST TABLE DESCRIBES THE MAXIMUM FEES AND EXPENSES THAT YOU PAY AT THE TIME THAT YOU BUY OR SURRENDER THE POLICY OR TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS.

                                TRANSACTION FEES


                      CHARGE                                 WHEN CHARGE IS DEDUCTED
------------------------------------------------- ---------------------------------------------
Premium Expense Charge                            When you pay a Premium.
Surrender Charge (per $1000 of Face Amount)       When you surrender your Policy during the
     (1)                                          first 9 Policy Years.
  MINIMUM AND MAXIMUM INITIAL SURRENDER
  CHARGE:
  INITIAL SURRENDER CHARGE FOR 45 YEAR-OLD MALE
  NON-SMOKER, $120,000 FACE AMOUNT
Transfer Fee (2)                                  Second and each subsequent transfer in each
                                                  calendar month.
Partial Withdrawal Service Fee                    When you make a withdrawal.
Loan Interest (3)(4)                              When you have a Policy loan.



                      CHARGE                                      AMOUNT DEDUCTED
------------------------------------------------- ----------------------------------------------
Premium Expense Charge                            5.25% of the Premium amount.
Surrender Charge (per $1000 of Face Amount)
     (1)
  MINIMUM AND MAXIMUM INITIAL SURRENDER           Minimum: $3.32 per $1000.Maximum: $46.51
  CHARGE:                                         per $1000
  INITIAL SURRENDER CHARGE FOR 45 YEAR-OLD MALE   $19.31 per $1000.
  NON-SMOKER, $120,000 FACE AMOUNT
Transfer Fee (2)                                  $10.00 maximum; $0 current
Partial Withdrawal Service Fee                    $10.00 per withdrawal
Loan Interest (3)(4)                              Interest Rate on Preferred Loans 4%Interest
                                                  Rate on Standard Loans 5%

(1) The initial amount of the surrender charge generally equals the Initial Face Amount of your Policy multiplied by the applicable rate per thousand dollars of Face Amount. The applicable rate depends on the Insured's age at issue, sex and status as a smoker. An additional surrender charge applies to Face Amount increases.

  The surrender charge shown in the table above may not be representative of the charge you would pay. For more information about the surrender charge that would apply to your Policy, please contact us at the address or telephone number shown on the first page of this Prospectus or contact your agent.

(2)   Currently, we are waiving this fee.

(3) When we make a Policy Loan, we transfer to the Loan Account a portion of the Policy Value equal to the loan amount. The amounts allocated to the Loan Account are currently credited with interest at 4%. For more information, see "Policy Loans" on page 28.

(4) Upon expiration of the initial surrender charge period, all new and existing loans will be treated as preferred loans.

                                 8  PROSPECTUS

THE TABLE BELOW DESCRIBES THE FEES AND EXPENSES THAT YOU PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE POLICY, NOT INCLUDING THE PORTFOLIO FEES AND EXPENSES. EACH OF THESE FEES IS CALCULATED MONTHLY AND DEDUCTED FROM YOUR POLICY VALUE AS PART OF THE MONTHLY DEDUCTION


            PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES


                CHARGE                    WHEN CHARGE IS DEDUCTED
-------------------------------------- -----------------------------
MINIMUM AND MAXIMUM COI
 CHARGE (1):
MINIMUM & MAXIMUM COI CHARGE
 FOR A 45-YEAR OLD MALE NON-
 SMOKER, $120,000 FACE AMOUNT
Administrative Expense Charge          Monthly during the first 10
 (per $1000 Initial Face Amount)       Policy years
   (2)
Administrative Expense Charge for      Monthly during the first 10
 a 45-year old Male Non-Smoker,        Policy years
 $120,000 Face Amount
Policy Fee                             Monthly
Mortality and Expense Risk Charge      Monthly
 (as a percentage of total monthly
 Sub-Account Value) (3)



                CHARGE                                               AMOUNT DEDUCTED
-------------------------------------- ----------------------------------------------------------------------------
MINIMUM AND MAXIMUM COI                GUARANTEED:                           CURRENT:
 CHARGE (1):                           Minimum: $0.06 per $1000.             Minimum: $0.02 per $1000.
                                       Maximum: $83.33 per $1000.            Maximum: $31.99 per $1000
MINIMUM & MAXIMUM COI CHARGE           GUARANTEED:                           CURRENT:
 FOR A 45-YEAR OLD MALE NON-           Minimum: $0.29 per $1000.             Minimum: $0.23 per $1000.
 SMOKER, $120,000 FACE AMOUNT          Maximum: $83.33 per $1000.            Maximum: $20.96 per $1000.
Administrative Expense Charge          Minimum Annual Rate: $0.25 per        Maximum Annual Rate: $2.50 per
 (per $1000 Initial Face Amount)       $  1000                               $ 1000
   (2)
Administrative Expense Charge for      Annual rate of : $0.96 per $1,000
 a 45-year old Male Non-Smoker,
 $120,000 Face Amount
Policy Fee                             Guaranteed: $10.00                    Current: $8.50
Mortality and Expense Risk Charge      Annual Rate for Policy Years 1-       Annual Rate for Policy Years 11+:
 (as a percentage of total monthly     10: 0.55%.                              0.15%
 Sub-Account Value) (3)

(1) The cost of insurance charge varies based on individual characteristics such as the age, Policy Year, underwriting class, Face Amount and sex of the Insured. We determine the current cost of insurance rates, but we guarantee that we will never charge you a higher cost of insurance rate than the guaranteed rate shown in your Policy. We calculate a separate cost of insurance charge for any increase in the Face Amount based on the Insured's circumstances at the time of the increase. For more information about the calculation of the cost of insurance charges, see "Charges and Deductions" on page 31.

  The cost of insurance charge shown in the table above may not be representative of the charge you would pay. For more information about the cost of insurance charge that would apply to your Policy, please contact us at the address or telephone number shown on the first page of this Prospectus or contact your agent.

(2) The monthly Administrative Expense Charge is 1/12 the annual rate. The maximum monthly rate for the Administrative Expense Charge is $0.21. The minimum monthly rate is $0.02.

(3) The monthly mortality and expense risk charge is 0.046% for the first 10 Policy Years and 0.012% thereafter.

  We currently do not deduct a separate charge against the Separate Account for income taxes. In the future, however, we may impose such a charge if, in our sole discretion, we determine that we will incur a tax from the operation of the Separate Account.

                                 9  PROSPECTUS

                            OPTIONAL BENEFIT CHARGES


Currently, we are offering the following optional riders. The charges for the riders you select are deducted monthly from your Policy Value as part of the Monthly Deduction. You may not be eligible for all optional Riders shown below. The benefits provided under each rider are summarized in "Optional Insurance Benefits" beginning on page 26 below:


               OPTIONAL BENEFIT                 WHEN CHARGE IS DEDUCTED            AMOUNT DEDUCTED
---------------------------------------------- ------------------------- -----------------------------------
CHILDREN'S LEVEL TERM RIDER (per                        Monthly                    $0.50 per unit
 $1,000 unit of coverage
ACCIDENTAL DEATH BENEFIT RIDER                          Monthly
 (per $1,000 of benefit amount) (1)
MINIMUM AND MAXIMUM COI CHARGE:                                           Minimum COI: $0.02917 per $1,000
                                                                          Maximum COI: $0.13083 per $1,000
MINIMUM AND MAXIMUM COI CHARGE FOR A 45-                                  Minimum COI: $0.07000 per $1,000
 YEAR OLD MALE NON-SMOKER, $120,000 FACE                                  Maximum COI: $0.13083 per $1,000
 AMOUNT:
CONTINUATION OF PREMIUM RIDER                           Monthly
 (per $100 of benefit amount) (2)
MINIMUM AND MAXIMUM COI CHARGE:                                            Minimum COI: $0.23000 per $100
                                                                           Maximum COI: $1.54000 per $100
MINIMUM AND MAXIMUM COI CHARGE FOR A 45-                                    Minimum COI: $0.53 per $100
 YEAR OLD MALE NON-SMOKER, $120,000 FACE                                    Maximum COI: $0.53 per $100
 AMOUNT:
ADDITIONAL INSURED RIDER (per                           Monthly
 $1,000 of benefit amount) (3)
MINIMUM AND MAXIMUM COI CHARGE:                                                     GUARANTEED:
                                                                          Minimum COI: $0.05750 per $1,000
                                                                         Maximum COI: $83.33333 per $1,000
                                                                                      CURRENT:
                                                                          Minimum COI: $0.01833 per $1,000
                                                                         Maximum COI: $33.67500 per $1,000
MINIMUM AND MAXIMUM COI CHARGE FOR A 45-                                            GUARANTEED:
 YEAR OLD MALE NON-SMOKER, $120,000 FACE                                  Minimum COI: $0.05750 per $1,000
 AMOUNT:                                                                 Maximum COI: $83.33333 per $1,000
                                                                                      CURRENT:
                                                                          Minimum COI: $0.23216 per $1,000
                                                                         Maximum COI: $22.06250 per $1,000
PRIMARY INSURED TERM INSURANCE                          Monthly
 BENEFIT RIDER (per $1,000 of benefit
 amount (4)
MINIMUM AND MAXIMUM COI CHARGE:                                                     GUARANTEED:
                                                                          Minimum COI: $0.05750 per $1,000
                                                                         Maximum COI: $83.33333 per $1,000
                                                                                      CURRENT:
                                                                          Minimum COI: $0.01900 per $1,000
                                                                         Maximum COI: $25.25583 per $1,000
MINIMUM AND MAXIMUM COI CHARGE FOR A 45-                                            GUARANTEED:
 YEAR OLD MALE NON-SMOKER, $120,000 FACE                                  Minimum COI: $0.05750 per $1,000
 AMOUNT:                                                                 Maximum COI: $83.33333 per $1,000
                                                                                      CURRENT:
                                                                          Minimum COI: $0.06167 per $1,000
                                                                         Maximum COI: $17.03083 per $1,000
ACCELERATED DEATH BENEFIT RIDER                           N/A                           N/A
      (5)
OVERLOAN PROTECTION RIDER (6)                             N/A                           N/A

(1) The applicable charge depends on the Insured's age when the Rider is added to your Policy. The charge shown in the table above may not be representative of the charge you would pay. For more information about the charge that would apply to your Rider, please contact us at the address or telephone number shown on the first page of this Prospectus, or contact your agent.


                                 10  PROSPECTUS

(2) The applicable charge depends on the Insured's sex and age when the Rider is added to your Policy. The charge shown in the table above may not be representative of the charge you would pay. For more information about the charge that would apply to your Rider, please contact us at the address or telephone number shown on the first page of this Prospectus, or contact your agent.

(3) The applicable charge depends on the Additional Insured's age, sex and underwriting status when the Rider is added to your Policy. The charge shown in the table above may not be representative of the charge you would pay. For more information about the charge that applies to your Rider, please contact us at the address or telephone number shown on the first page of this Prospectus, or contact your agent.

(4) The applicable charge depends on the Insured's age at issue, sex and underwriting status. The charge shown in the table above may not be representative of the charge you would pay. For more information about the charge that would apply to your Rider, please contact us at the address or telephone number shown on the first page of this Prospectus, or contact your agent.

(5) There is no additional cost for this Rider. The Accelerated Death Benefit Rider may be added to your Policy at any time.

(6) The Overloan Protection Rider is available only for policies applied for on or after the later of May 1, 2007, or the date New York approved the rider. There is no charge for the rider unless the benefit is elected, when a one-time charge of 4.5% of the Policy Value will be deducted.


PORTFOLIO ANNUAL EXPENSES (AS A PERCENTAGE OF PORTFOLIO AVERAGE DAILY NET
ASSETS)

THE NEXT TABLE SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE PORTFOLIOS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE POLICY. ADVISERS AND/OR OTHER SERVICE PROVIDERS OF CERTAIN PORTFOLIOS MAY HAVE AGREED TO WAIVE THEIR FEES AND/OR REIMBURSE PORTFOLIO EXPENSES IN ORDER TO KEEP THE PORTFOLIOS' EXPENSES BELOW SPECIFIED LIMITS. THE RANGE OF EXPENSES SHOWN IN THIS TABLE DOES NOT SHOW THE EFFECT OF ANY SUCH FEE WAIVER OR EXPENSE REIMBURSEMENT. MORE DETAIL CONCERNING EACH PORTFOLIO'S FEES AND EXPENSES APPEARS IN THE PROSPECTUS FOR EACH PORTFOLIO.


PORTFOLIO TOTAL ANNUAL OPERATING EXPENSES


                                                                                               MINIMUM         MAXIMUM
Total Annual Portfolio Operating Expenses(1) (expenses that are deducted from Portfolio assets,
which may include management fees, distribution and/or services (12b-1) fees, and other
expenses)                                                                                     0.10%          5.51%

(1) Expenses are shown as a percentage of Portfolio average daily net assets (before any waiver or reimbursement) as of December 31, 2011.


                                 11  PROSPECTUS

PURCHASE OF POLICY AND PREMIUMS
--------------------------------------------------------------------------------

APPLICATION FOR A POLICY. You may apply to purchase a Policy by submitting a written application to us at the address given on the first page of this Prospectus. We generally do not issue Policies to insure people who are older than age 80. The minimum Face Amount for a Policy is $100,000. Before we issue a Policy, we require you to submit evidence of insurability satisfactory to us. Acceptance of your application is subject to our underwriting rules. We reserve the right to reject your application for any lawful reason. If we do not issue a Policy to you, we return your Premium to you. We reserve the right to change the terms or conditions of your Policy to comply with changes in the applicable law.

We issue your Policy when we have determined that your application meets our underwriting requirements. We apply our customary underwriting standards to the proposed Insured. If on the Issue Date there are outstanding requirements that prevent us from placing your Policy in force, we will allocate your Premium when all requirements have been met. An example of an outstanding requirement is an amendment to your application that requires your signature. We commence coverage of the Insured under the Policy, on the later of: (i) the Issue Date,
(ii) the date that we receive your first Premium, or (iii) the date that all requirements have been met.

If you pay a Premium with your application and your requested Face Amount is less than $500,000, we provide the Insured with temporary conditional insurance only if you meet all of the terms of a conditional receipt. The temporary conditional insurance provides coverage during the underwriting of your application but only if you are ultimately approved for coverage on the same basis as the risk classification and Face Amount of coverage for which you applied. This temporary conditional coverage starts when you complete your application and pay the first Premium, unless a medical exam or lab test results are required. In that event, temporary conditional coverage starts when all medical exams and lab tests have been completed. The Issue Date determines Monthly Deduction Days, Policy Months, and Policy Years.

PREMIUM PAYMENTS. During the first Policy Year, you must pay an amount at least equal to the required Premium shown in your Policy. We send you a reminder notice if you pay annually, semi-annually or quarterly. You may also make a Monthly Automatic Payment.

After the first Policy Year, you may pay additional Premium at any time, and in any amount, as long as your Premium would not cause your Policy to lose its status as a life insurance contract under the Tax Code, as explained in "Federal Taxes" beginning on page 35. Premiums must be sent to us at the address on the first page. Unless you request otherwise in writing, we treat all payments received while a Policy loan exists as new Premium.

Your Policy also shows a planned periodic Premium amount; however, you are not required to pay the planned periodic Premiums. You set the planned periodic Premium when you purchase your Policy. Your Policy will not lapse because you did not pay a planned periodic Premium.

Even if you pay all of the planned periodic Premiums, however, your Policy nevertheless may enter the Grace Period and thereafter lapse if you have not paid the required Safety Net Premium amount and the Net Surrender Value is no longer enough to pay the Monthly Deductions. Please see the "Safety Net Premium" discussion just below. Yet, paying planned periodic Premiums will generally provide greater benefits than if a lower amount of Premium is paid. Paying planned periodic Premiums can also help to keep your Policy in force if your planned Premium payments are at least as great as the Safety Net Premium amount.

PREMIUM LIMITS. Before we accept any Premium that would require an increase in the net amount at risk under the Policy, you first must provide us with evidence of insurability. The Tax Code imposes limits on the amount of Premium that can be contributed under a life insurance contract. If you exceed this limit, your Policy would lose its favorable federal income tax treatment under the Tax Code. Accordingly, we will not accept any Premium that would cause your Policy to exceed this limit, unless you increase the Face Amount of your Policy appropriately. To obtain this increase, you must submit a written request to us and provide evidence of insurability meeting our then current underwriting standards. Otherwise, we will only accept the portion of your Premium that would cause your total Premiums to equal the maximum permitted amount and we will return the excess to you. In addition, we will not accept any additional Premium from you until we can do so without exceeding the limit set by the Tax Code.

Paying too much Premium also could cause your Policy to be treated as a "modified endowment contract" for federal income tax purposes. See "Modified Endowment Contract" at page 37 below for more information.

SAFETY NET PREMIUM. The Safety Net Premium feature can enable you to keep your Policy (including any riders) in force during a specified period regardless of changes in the Policy Value. If the Insured is age 60 or under at the Issue Date, the specified period is the first twenty Policy Years. Otherwise, the specified period runs until the Policy Anniversary after the Insured's 80th birthday.

Ordinarily, your Policy enters the Grace Period and may lapse if the Net Surrender Value is not sufficient to pay a


                                12   PROSPECTUS

Monthly Deduction when it is due. For additional discussion of lapse, please see "Lapse and Reinstatement" on page 30. Under the Safety Net Premium feature, however, we guarantee that, regardless of declines in your Policy Value, your Policy will not enter the Grace Period if your total Premiums paid since the Issue Date, less any partial withdrawals and outstanding Policy Loans, are greater than the monthly Safety Net Premium amount times the number of months since the Issue Date.

During the first Policy Year, the Safety Net Premium amount equals the required Premium. As a result, if you pay your required Premium on a timely basis, the Safety Net Premium feature remains in effect. Because the Safety Net Premium feature covers optional Riders, adding optional Riders to your Policy increases your Safety Net Premium amount.

If at any time your total Premiums, less partial withdrawals and Policy Debt, are less than the product of the monthly Safety Net Premium times the number of Policy Months since the Issue Date, the Safety Net Premium guarantee ends. We will notify you and you will be given 61 days to satisfy any shortfall. If such payments are not made during this period, the Safety Net Premium provision will terminate. Once the Safety Net Premium guarantee terminates, you cannot reinstate it and your Policy stays in force only as long as the Net Surrender Value is sufficient to pay the Monthly Deductions. For more detail about the circumstances in which the Policy will lapse, see "Lapse and Reinstatement" on page 30.

MODIFIED ENDOWMENT CONTRACTS. Under certain circumstances, a Policy could be classified as a "modified endowment contract," which is a category of life insurance contract defined in the Tax Code. If your Policy were to become a modified endowment contract, distributions and loans from the Policy could result in current taxable income for you, as well as other adverse tax consequences. These tax consequences are described in more detail in "Federal Taxes - Modified Endowment Contracts."

Your Policy could be a modified endowment contract if, among other things, you pay too much Premium or if the Death Benefit is reduced. We monitor the status of your Policy and advise you if you need to take action to prevent the Policy from becoming a modified endowment contract. If you pay a Premium that would result in this classification, we notify you and allow you to request a refund of the excess Premium, or other action, to avoid having your Policy becoming a modified endowment contract. If, however, you choose to have your Policy become a modified endowment contract, we do not refund the Premium.

Your Policy will be a modified endowment contract if it is issued to replace a modified endowment contract issued by another insurer. Payment of additional Premium in connection with a replacement also could cause your Policy to become a modified endowment contract. For more information, please consult your tax adviser, and see "Replacement of Modified Endowment Contracts" in the SAI.

ALLOCATION OF PREMIUMS. Your Net Premiums are allocated to the Sub-Account(s) and the Fixed Account in the proportions that you have selected. You must specify your allocation percentages in your Policy application. Percentages must be in whole numbers and the total allocation must equal 100%. We allocate your subsequent Net Premiums in those percentages, until you give us new allocation instructions.

Initially, you may allocate your Policy Value among twenty-one (21) options, counting each Sub-Account and the Fixed Account as one option. You may add or delete among these options from time to time so long as your Policy Value is spread among no more than the 21 options. In the future, we may waive this limit.

We allocate your initial Net Premium to the Sub-Accounts and the Fixed Account, as you have instructed us, on the Issue Date. If you do not pay the first Premium until after the Issue Date, we allocate your initial Net Premium to the Sub-Accounts and the Fixed Account on the date we receive it at the Home Office. If there are outstanding requirements when we issue the Policy, which prevent us from placing your Policy in force, your Premiums are not allocated until all requirements are satisfied. We do not credit earnings or interest before the Issue Date.

We are required to return your Premium if you cancel your Policy during the "free-look" period. Currently, we allocate any Premium received before the end of the free-look period as described above. In the future, however, we reserve the right to delay allocating your Premiums to the Sub-Accounts you have selected or to the Fixed Account until after the "free-look" period; in the interim, we allocate your Premiums to the Fixed Account. For more information, please see "Cancellation and Conversion Rights" on page 31.

POLICY VALUE
--------------------------------------------------------------------------------

GENERAL. Your Policy Value is the sum of the value of your Accumulation Units in the Sub-Accounts you have chosen, plus the value of your interest in the Fixed Account, plus your Loan Account. Your Policy Value changes daily to reflect the performance of the Sub-Accounts you have chosen, the addition of interest credited to the Fixed Account, the addition of Net Premiums, and the subtraction of partial withdrawals and charges assessed. There is no minimum guaranteed Policy Value.


                                13   PROSPECTUS

On the Issue Date or, if later, the date your first Premium is received, we deduct the Monthly Deduction for the first Policy Month. We have described the formula to compute your portion of Policy Value in a particular Sub-Account in the Statement of Additional Information.

We make all calculations in connection with the Policy (other than the initial Premiums) on the date we receive your Premium or your request for other action, if that date is a Valuation Date and we are open for business. Otherwise, we make that determination on the next succeeding day that is a Valuation Date and a date on which we are open for business. Calculations for initial Premiums and Premiums requiring underwriting are made on the date your Net Premium is allocated to the Sub-Accounts and the Fixed Account, as described in "Allocation of Premiums" above.

ACCUMULATION UNITS. We determine the number of Accumulation Units in each Sub-Account to allocate to your Policy by dividing that portion of your Net Premium or other transaction allocated to a Sub-Account by that Sub-Account's Accumulation Unit Value on the Valuation Date when the allocation occurs.

ACCUMULATION UNIT VALUE. The Accumulation Unit Value for each Sub-Account varies to reflect the investment experience of the applicable Portfolio. We determine the Accumulation Unit Value for each Sub-Account on each Valuation Date by multiplying the Accumulation Unit Value on the preceding Valuation Date by the Net Investment Factor for that Sub-Account for the Valuation Period then ended.

The Net Investment Factor for each Sub-Account is (1) divided by (2), where:

1) equals (a) the net asset value per share of the Portfolio held in the Sub-Account at the end of the current Valuation Period, plus (b) the per share amount of any dividend or capital gains distribution made by the Portfolio during the current Valuation Period, plus or minus (c) a per share credit or charge with respect to any taxes which we paid or for which we reserved during the Valuation Period which are determined by us to be attributable to the operation of the Sub-Account (no federal income taxes currently are applicable); and

2) is the net asset value per share of the Portfolio held in the Sub-Account at the end of the last prior Valuation Period.

Please refer to the Prospectuses for the Portfolios for a description of how the assets of each Portfolio are valued, since that determination has a direct bearing on the Net Investment Factor of the corresponding Sub-Account and, therefore, your Policy Value.

WRITTEN REQUESTS AND FORMS IN GOOD ORDER.
Written requests must include sufficient information and/ or documentation, and be sufficiently clear, to enable us to complete your request without the need to exercise discretion on our part to carry it out. You may contact our Customer Service Center to learn what information we require for your particular request to be in "good order." Additionally, we may require that you submit your request on our form. We reserve the right to determine whether any particular request is in good order, and to change or waive any good order requirements at any time.

POSTPONEMENT OF PAYMENTS. We may defer for up to fifteen days the payment of any amount attributable to a Premium paid by check to allow the check a reasonable time to clear. We may postpone paying any amount for a total surrender or a partial withdrawal, the disbursement of a Policy Loan, or the payment of the Death Benefit proceeds, in the following circumstances: (i) whenever the New York Stock Exchange ("NYSE") is closed (other than customary weekend and holiday closings); (ii) when trading on the NYSE is restricted or an emergency exists, as determined by the SEC, so that disposal of the Separate Account's investments or determination of the value of its net assets is not reasonably practicable; or (iii) at any other time permitted by the SEC for your protection.

In addition, we may delay payment of the Surrender Value in the Fixed Account for up to six months or a shorter period if required by law. If we defer payment for more than 10 days, we add interest at our current rate from the time you asked for the Surrender Value.


                                14   PROSPECTUS

TRANSFERS
--------------------------------------------------------------------------------

GENERAL. While the Policy is in force, you may transfer Policy Value among the Fixed Account and Sub-Accounts in writing or by telephone. Currently, there is no minimum transfer amount. We may set a minimum transfer amount in the future. In the future, we may charge you the transfer fee described on page 34, although currently we are waiving it.

You currently may not have Policy Value in more than twenty-one (21) options, counting each Sub-Account and the Fixed Account as one option. Accordingly, we will not perform a transfer that would cause your Policy to exceed that limit. We may waive this limit in the future.

Generally, we only make transfers on days when the NYSE and we are open for business. See "Policy Value" on page 13. If we receive your request on a day when the NYSE or we are not open for business, or if we receive your request after the close of business on the NYSE, we make the transfer on the first subsequent day on which the NYSE and we are open.

Special requirements apply to transfers from the Fixed Account. You may transfer a lump sum from the Fixed Account to the Sub-Accounts only during the 60-day period beginning on the Issue Date and each Policy Anniversary. We do not process transfer requests involving the Fixed Account at any other time, except transfers pursuant to a Dollar Cost Averaging or Portfolio Rebalancing program.

The maximum amount which may be transferred as a lump sum or as Portfolio Rebalancing transfers from the Fixed Account during a Policy Year usually is:
(i) 30% of the Fixed Account balance on the most recent Policy Anniversary; or
(ii) the largest total amount transferred from the Fixed Account in any prior Policy Year. You may not transfer Policy Value or allocate new Premiums into the Fixed Account if transfers are being made out under the Dollar Cost Averaging program. However, we may waive or modify these restrictions on transfers from the Fixed Account.

This limit also applies to transfers under a Dollar Cost Averaging program, unless you choose to transfer your entire Fixed Account balance to Sub-Accounts. In that case, your maximum monthly transfer amount may not be more than 1/36th of your Fixed Account balance on the day of the first transfer.

In addition, you may transfer 100% of the Fixed Account balance in a lump sum to the Sub-Account(s), if on any Policy Anniversary the interest rate on the Fixed Account is lower than it was on the Policy Anniversary one year previously or if on the first Policy Anniversary that interest rate is lower than it was on the Issue Date. We notify you by mail if this occurs. You may request a transfer for 60 days following the date we mail notification to you. The Policy permits us to defer transfers from the Fixed Account for up to six months from the date you request a transfer.

TRANSFERS AUTHORIZED BY TELEPHONE. You may make transfers by telephone. Telephone transfers may not be available if all lines are busy. In that case, you will need to submit a written request or try to call later. Please see the SAI for a description of our procedures for telephone transfers.

We use procedures that we believe provide reasonable assurance that telephone authorized transfers are genuine. For example, we request identifying information from persons purporting to authorize transfers. Accordingly, we disclaim any liability for losses resulting from allegedly unauthorized telephone transfers. However, if we do not take reasonable steps to help ensure that a telephone authorization is valid, we may be liable for such losses.

At any time, we may suspend, modify or terminate your privilege to make transfers via the telephone, or via other electronic or automated means specifically approved by the Company, including, but not limited to, automated telephone services, facsimile machine, e-mail and electronic services via online access. Among other things, we reserve the right to limit the number of such transfers among the Sub-Accounts in any Policy Year, or to refuse any telephone transfer request. We also reserve the right to restrict such transfers in any manner reasonably designed to prevent transfers that we consider disadvantageous to other Policy Owners.

DOLLAR COST AVERAGING. Under our automatic Dollar Cost Averaging program, while the Policy is in force, you may authorize us to transfer a fixed dollar amount at fixed intervals from the Fixed Account or a Sub-Account of your choosing to up to twenty-one options, including other Sub-Accounts or the Fixed Account. The interval between transfers may be monthly, quarterly or annually, at your option. The transfers are made at the Accumulation Unit Value on the date of the transfer. The transfers continue until you instruct us otherwise, or until your chosen source of transfer payments is exhausted. Currently, the minimum transfer amount is $100 per transfer. We may change this minimum or grant exceptions. If you elect this program, the first transfer occurs one interval after your Issue Date. Your request to participate in this program is effective when we receive your completed application at the P.O. Box given on the first page of this Prospectus. Please call or write us for a copy of the application. You may elect to increase, decrease or change the frequency or amount of transfer payments under a Dollar Cost Averaging program. Special restrictions apply to transfers from the Fixed Account. Please see "Transfers - General" on page 15 for a discussion of these restrictions.


                                15   PROSPECTUS

The theory of Dollar Cost Averaging is that by spreading your investment over time, you may be able to reduce the effect of transitory market conditions on your investment. In addition, because a given dollar amount purchases more units when the unit prices are relatively low rather than when the prices are higher, in a fluctuating market, the average cost per unit may be less than the average of the unit prices on the purchase dates. However, participation in this program does not assure you of a greater profit from your purchases under the program, nor does it prevent or necessarily reduce losses in a declining market. Moreover, while we refer to this program of periodic transfers generally as Dollar Cost Averaging, periodic transfers from a Sub-Account with more volatile performance experience is unlikely to produce the desired effects of Dollar Cost Averaging as would transfers from a less volatile Sub-Account. You may not use Dollar Cost Averaging and Portfolio Rebalancing at the same time.

PORTFOLIO REBALANCING. Portfolio Rebalancing allows you to maintain the percentage of your Policy Value allocated to each Sub-Account or the Fixed Account or both at a preset level. Over time, the variations in each Sub-Account's investment results shift the balance of your Policy Value allocations. Under the Portfolio Rebalancing feature, we automatically transfer your Policy Value, including new Premiums, back to the percentages you specify. Portfolio Rebalancing is consistent with maintaining your desired allocation among the investment options.

You may choose to rebalance monthly, quarterly, semi-annually or annually. We do not charge a transfer fee for Portfolio Rebalancing. No more than twenty-one
(21) Sub-Accounts, or twenty (20) Sub-Accounts and the Fixed Account, can be included in a Portfolio Rebalancing program at one time. Transfers from the Fixed Account under a Portfolio Rebalancing program are subject to the overall limit on transfers from the Fixed Account. Accordingly, if the total amount transferred from the Fixed Account in any Policy Year reaches that limit before the end of the year, we do not transfer additional amounts from the Fixed Account for Portfolio Rebalancing purposes until the next Policy Year. We automatically terminate this option if you request any transfers outside the Portfolio Rebalancing program. If you wish to resume the Portfolio Rebalancing after it has been canceled, then you must complete a new Portfolio Rebalancing form and send it to our home office.

You may request Portfolio Rebalancing at any time by submitting a completed written request to us at the address given on the first page of the Prospectus. Please call or write us for a copy of the request form. If you stop Portfolio Rebalancing, you must wait 30 days to begin again. The date of your rebalancing must coincide with the same day of the month as your Issue Date. If you request rebalancing on your Policy application and specify the frequency, but not the date, for your first rebalancing, it occurs one interval after the Issue Date. Otherwise, your first rebalancing occurs one interval after we receive your completed request form. All subsequent rebalancings occur at the intervals you have specified on the day of the month that coincides with the same day of the month as your Issue Date.

Generally, you may change the allocation percentages, frequency or choice of Sub-Accounts at any time. If you include the Fixed Account in a Portfolio Rebalancing program, however, in any consecutive twelve months you may not change the allocation percentages more than twice and the total change to the Fixed Amount allocation may not exceed 20%. We may waive this restriction.

If your total Policy Value subject to rebalancing falls below any minimum value that we may establish, we may prohibit or limit your use of Portfolio Rebalancing. You may not use Dollar Cost Averaging and Portfolio Rebalancing at the same time. We may change, terminate, limit or suspend Portfolio Rebalancing at any time.

MARKET TIMING & EXCESSIVE TRADING The Policies are intended for long-term investment. Market timing and excessive trading can potentially dilute the value of Sub-Accounts and can disrupt management of a Portfolio and raise its expenses, which can impair Portfolio performance and adversely affect your Policy Value. Our policy is not to accept knowingly any premium intended for the purpose of market timing or excessive trading. Accordingly, you should not invest in the Policy if your purpose is to engage in market timing or excessive trading, and you should refrain from such practices if you currently own a Policy.

We seek to detect market timing or excessive trading activity by reviewing trading activities. Portfolios also may report suspected market-timing or excessive trading activity to us. If, in our judgment, we determine that the transfers are part of a market timing strategy or are otherwise harmful to the underlying Portfolio, we will impose the trading limitations as described below under "Trading Limitations." Because there is no universally accepted definition of what constitutes market timing or excessive trading, we will use our reasonable judgment based on all of the circumstances.

While we seek to deter market timing and excessive trading in Sub-Accounts, because our procedures involve the exercise of reasonable judgment, we may not identify or prevent some market timing or excessive trading. Moreover, imposition of trading limitations is triggered by the detection of market timing or excessive trading activity, and the trading limitations are not applied prior to detection of such trading activity. Therefore, our policies and procedures do not prevent such trading activity before it is detected. As a result, some investors may be able to engage in market timing and excessive


                                16   PROSPECTUS
trading, while others are prohibited, and the Sub-Account may experience the adverse effects of market timing and excessive trading described above.

TRADING LIMITATIONS. We reserve the right to limit transfers among the investment alternatives in any Policy Year, require that all future transfer requests be submitted through U.S. Postal Service First Class Mail thereby refusing to accept transfer requests via telephone, facsimile, Internet, or overnight delivery, or to refuse any transfer request, if:

o we believe, in our sole discretion, that certain trading practices, such as excessive trading, by, or on behalf of, one or more Policy Owners, or a specific transfer request or group of transfer requests, may have a detrimental effect on the Accumulation Unit Values of any Sub-Account or on the share prices of the corresponding Portfolio or otherwise would be to the disadvantage of other Policy Owners; or

o we are informed by one or more of the Portfolios that they intend to restrict the purchase, exchange, or redemption of Portfolio shares because of excessive trading or because they believe that a specific transfer or group of transfers would have a detrimental effect on the prices of Portfolio shares.

In making the determination that trading activity constitutes market timing or excessive trading, we will consider, among other things:

o the total dollar amount being transferred, both in the aggregate and in the transfer request;

o the number of transfers you make over a period of time and/or the period of time between transfers (note: one set of transfers to and from a Sub-Account in a short period of time can constitute market timing);

o whether your transfers follow a pattern that appears designed to take advantage of short term market fluctuations, particularly within certain Sub-Account underlying Portfolios that we have identified as being susceptible to market timing activities (E.G., International, High Yield, and Small Cap Sub-Accounts);

o whether the manager of the underlying Portfolio has indicated that the transfers interfere with Portfolio management or otherwise adversely impact the Portfolio; and

     o the investment objectives and/or size of the Sub-Account's underlying Portfolio.

We seek to uniformly apply these trading limitations to all trades, including those that occur through omnibus accounts at intermediaries. However, because these determinations involve the exercise of discretion, it is possible that we may not detect some market timing or excessive trading activity. As a result, it is possible that some investors may be able to engage in market timing or excessive trading activity, while others are prohibited, and the Portfolio may experience the adverse effects of market timing and excessive trading described above.

If we determine that a Policy Owner has engaged in market timing or excessive trading activity, we will require that all future transfer requests be submitted through U.S. Postal Service First Class Mail thereby refusing to accept transfer requests via telephone, facsimile, Internet, or overnight delivery. If we determine that a Policy Owner continues to engage in a pattern of market timing or excessive trading activity we will restrict that Policy Owner from making future additions or transfers into the impacted Sub-Account(s) or will restrict that Policy Owner from making future additions or transfers into the class of Sub-Account(s) if the Sub-Accounts(s) involved are vulnerable to arbitrage market timing trading activity (E.G., International, High Yield, and Small Cap Sub-Accounts).

In our sole discretion, we may revise our Trading Limitations at any time as necessary to better deter or minimize market timing and excessive trading or to comply with regulatory requirements.

AGREEMENTS TO SHARE INFORMATION WITH FUNDS.
Under the Investment Company Act of 1940, Allstate New York has entered into information sharing agreements with each of the fund companies whose funds are offered under the Policy. Policy Owner trading information is shared under these agreements as necessary for the fund companies to monitor fund trading and Allstate New York's trading policy. Under these agreements, Allstate New York is required to share information regarding Policy Owner transactions, including but not limited to information regarding fund transfers initiated by you. In addition to information about Policy Owner transactions, this information may include personal Policy Owner information, including names and social security numbers or other tax identification numbers. As a result of this information sharing, a fund company may direct us to restrict a Policy Owner's transactions if the fund determines that the Policy Owner has violated the fund's frequent trading policies. This could include the fund directing us to reject any allocations of premium or Policy value to the fund.

SHORT TERM TRADING FEES. The underlying Portfolios are authorized by SEC regulation to adopt and impose redemption fees if a Portfolio's Board of Directors determines that such fees are necessary to minimize or eliminate short-term transfer activity and/or holding periods that can reduce or dilute the value of outstanding shares issued by the Portfolio. The Portfolio will set the parameters relating to the redemption fee and such parameters may vary by Portfolio. If a Portfolio elects to adopt and charge redemption fees, these fees will be passed on to the Policy Owner(s) responsible for the short-term transfer activity generating the fee.


                                17   PROSPECTUS

We will administer and collect redemption fees and forward these fees to the Portfolio. Please consult the Portfolio's prospectus for more complete information regarding the fees and charges associated with each Portfolio.

INVESTMENT AND FIXED ACCOUNT OPTIONS
--------------------------------------------------------------------------------

THE SUB-ACCOUNTS AND THE PORTFOLIOS. Each of the Sub-Accounts of the Separate Account invests in the shares of one of the Portfolios. The income and realized and unrealized gains or losses on the assets of each Sub-Account are separate and are credited to or charged against the particular Sub-Account without regard to income, gains or losses from any other Sub-Account or from any other part of our business. We use the Net Premiums you allocate to a Sub-Account to purchase shares in the corresponding Portfolio and redeem shares in the Portfolios to meet Policy obligations or make adjustments in reserves. The Portfolios are required to redeem their shares at net asset value and to make payment within seven days.

Each Portfolio is either an open-end management investment company registered under the 1940 Act or a separate investment series of an open-end management investment company.

Each Portfolio holds its assets separate from the assets of the other Portfolios, and each Portfolio has its own distinct investment objective and policies. Each Portfolio is subject to certain investment restrictions and policies, which may not be changed without the approval of a majority of the shareholders of the Portfolio. Each Portfolio operates as a separate investment fund, and the income, gains and losses of one Portfolio generally have no effect on the investment performance of any other Portfolio.

We do not promise that the Portfolios will meet their investment objectives. Amounts you have allocated to Sub-Accounts may grow in value, decline in value or grow less than you expect, depending on the investment performance of the Portfolios in which those Sub-Accounts invest. You bear the investment risk that those Portfolios possibly will not meet their investment objectives.

We have briefly described the Portfolios below. You should read the current

Prospectuses for the Portfolios for more detailed and complete information concerning the Portfolios, their investment objectives and strategies, and the investment risks associated with the Portfolios. If you do not have a
                                                 --------------------
Prospectus for a Portfolio, contact us and we will send you a copy.
-------------------------------------------------------------------


 Sub-Accounts                                        Investment Objective                                  Investment Adviser
 AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)
 Invesco Van Kampen V.I. American Franchise         To seek capital appreciation
  Fund - Series I (1)
 Invesco Van Kampen V.I. Value Opportunities        Long-term growth of capital
  Fund BAD CHARACTER- Series I (2)
 Invesco V.I. Core Equity Fund - Series I           Long-term growth of capital
 Invesco V.I. Government Securities Fund - Series   Total return comprised of current income and capital
  I                                                 appreciation
                                                                                                          INVESCO ADVISERS, INC.
 Invesco V.I. High Yield Fund - Series I            Total return comprised of current income and capital
                                                    appreciation
 Invesco V.I. Mid Cap Core Equity Fund - Series     Long-term growth of capital
  I
 Invesco Van Kampen V.I. Growth and Income          Long-term growth of capital and income
  Fund - Series I
 Invesco Van Kampen V.I. Mid Cap Growth Fund        To seek capital growth
  - Series II
 THE ALGER PORTFOLIOS
 Alger Capital Appreciation Portfolio - Class I-2   Long-term capital appreciation
                                                                                                          FRED ALGER MANAGEMENT,
 Alger Large Cap Growth Portfolio - Class I-2       Long-term capital appreciation
                                                                                                          INC.
 Alger Mid Cap Growth Portfolio - Class I-2         Long-term capital appreciation

                                18  PROSPECTUS

 Sub-Accounts                                            Investment Objective
 DWS VARIABLE SERIES II
 DWS Global Income Builder VIP - Class A (3)            To maximize income while maintaining prospects for
                                                        capital appreciation
 DWS INVESTMENTS VIT FUNDS
 DWS Equity 500 Index VIP - Class A                     To replicate as closely as possible before deduction of
                                                        expenses, performance of the S&P 500 Index which
                                                        emphasizes stocks of large U.S. companies.
 DWS Small Cap Index VIP - Class A                      To replicate as closely as possible before deduction of
                                                        expenses, performance of the Russell 2000 Index which
                                                        emphasizes stocks of small U.S. companies.
 FIDELITY(Reg. TM) VARIABLE INSURANCE PRODUCTS
 Fidelity VIP Asset Manager/SM/ Portfolio - Initial     To obtain high total return with reduced risk over the
  Class                                                 long term by allocating its assets among stocks, bonds,
                                                        and short-term instruments.
 Fidelity VIP Contrafund(Reg. TM) Portfolio - Initial   Long-term capital appreciation.
  Class
 Fidelity VIP Equity-Income Portfolio - Initial         The Fund seeks reasonable Income. The fund will also
  Class                                                 consider the potential for capital appreciation. The
                                                        fund's goal is to achieve a yield which exceeds the
                                                        composite yield on the securities comprising the
                                                        Standard & Poor's 500/SM/ Index (S&P 500(Reg. TM)).
 Fidelity VIP Growth Portfolio - Initial Class          To achieve capital appreciation.
 Fidelity VIP Index 500 Portfolio - Initial Class       The Fund seeks investment results that correspond to
                                                        the total return of common stocks publicly traded in the
                                                        United States, as represented by the Standard & Poor's
                                                        500/SM/ Index (S&P 500(Reg. TM)).
 Fidelity VIP Investment Grade Bond Portfolio -         As high a level of current income as is consistent with
  Initial Class                                         the preservation of capital.
 Fidelity VIP Money Market Portfolio - Initial          As high a level of current income as is consistent with
  Class                                                 preservation of capital and liquidity.
 Fidelity VIP Overseas Portfolio - Initial Class        Long-term growth of capital.
 FINANCIAL INVESTORS VARIABLE INSURANCE TRUST (4)
 Ibbotson Aggressive Growth ETF Asset                   Capital appreciation
  Allocation Portfolio Class I
 Ibbotson Balanced ETF Asset Allocation                 Capital appreciation and some current income
  Portfolio Class I
 Ibbotson Conservative ETF Asset Allocation             Current income and preservation of capital
  Portfolio Class I
 Ibbotson Growth ETF Asset Allocation Portfolio         Capital appreciation
  Class I
 Ibbotson Income and Growth ETF Asset                   Current income and capital appreciation
  Allocation Portfolio Class I



 Sub-Accounts                                            Investment Adviser
 DWS VARIABLE SERIES II
 DWS Global Income Builder VIP - Class A (3)            DEUTSCHE INVESTMENT
                                                        MANAGEMENT AMERICAS INC.
 DWS INVESTMENTS VIT FUNDS
 DWS Equity 500 Index VIP - Class A
                                                        DEUTSCHE INVESTMENT
                                                        MANAGEMENT AMERICAS INC.
 DWS Small Cap Index VIP - Class A
 FIDELITY(Reg. TM) VARIABLE INSURANCE PRODUCTS
 Fidelity VIP Asset Manager/SM/ Portfolio - Initial
  Class
 Fidelity VIP Contrafund(Reg. TM) Portfolio - Initial
  Class
 Fidelity VIP Equity-Income Portfolio - Initial
  Class
                                                        FIDELITY MANAGEMENT &
 Fidelity VIP Growth Portfolio - Initial Class
                                                        RESEARCH COMPANY
 Fidelity VIP Index 500 Portfolio - Initial Class
 Fidelity VIP Investment Grade Bond Portfolio -
  Initial Class
 Fidelity VIP Money Market Portfolio - Initial
  Class
 Fidelity VIP Overseas Portfolio - Initial Class
 FINANCIAL INVESTORS VARIABLE INSURANCE TRUST (4)
 Ibbotson Aggressive Growth ETF Asset
  Allocation Portfolio Class I
 Ibbotson Balanced ETF Asset Allocation
  Portfolio Class I
                                                        ALPS ADVISORS, INC. (ADVISER)
 Ibbotson Conservative ETF Asset Allocation
                                                        / IBBOTSON ASSOCIATES, INC.
  Portfolio Class I
                                                        (SUB-ADVISER)
 Ibbotson Growth ETF Asset Allocation Portfolio
  Class I
 Ibbotson Income and Growth ETF Asset
  Allocation Portfolio Class I

                                19  PROSPECTUS

 Sub-Accounts                                            Investment Objective
 JANUS ASPEN SERIES
 Janus Aspen Series Balanced Portfolio - Service        Long-term capital growth, consistent with preservation
  Shares                                                of capital and balanced by current income
 Janus Aspen Series Forty Portfolio - Institutional     Long-term growth of capital
  Shares
 Janus Aspen Perkins Mid Cap Value Portfolio -          Capital appreciation
  Service Shares
 Janus Aspen Series Overseas Portfolio - Service        Long-term growth of capital
  Shares
 Janus Aspen Series Worldwide Portfolio - Service       Seeks long-term growth of capital.
  Shares
 LAZARD RETIREMENT SERIES , INC.
 Lazard Retirement Emerging Markets Equity              Long-term capital appreciation
  Portfolio
 LEGG MASON PARTNERS VARIABLE EQUITY TRUST
 Legg Mason ClearBridge Variable Fundamental            Long-term capital growth with current income as a
  All Cap Value Portfolio - Class I                     secondary consideration
 Legg Mason ClearBridge Variable Large Cap              Long-term growth of capital with current income as a
  Value Portfolio                                       secondary objective
 LEGG MASON PARTNERS VARIABLE INCOME TRUST
 Legg Mason Western Asset Variable BAD CHARACTERGlobal HMaximize total return, consistent with preservation of
  Yield Bond Portfolio                                  capital
 MFS(Reg. TM) VARIABLE INSURANCE TRUST
 MFS(Reg. TM) High Income Series - Initial Class        Total return with an emphasis on high current income,
                                                        but also considering capital appreciation
 MFS(Reg. TM) Investors Growth Stock Series - Initial   Capital appreciation
  Class
 MFS(Reg. TM) Investors Trust Series - Initial Class    Capital appreciation
 MFS(Reg. TM) New Discovery Series - Initial Class      Capital appreciation
 MFS(Reg. TM) Total Return Series - Initial Class       Total return
 MFS(Reg. TM) Utilities Series - Initial Class          Total return
 MFS(Reg. TM) Value Series - Initial Class              Capital appreciation
 OPPENHEIMER VARIABLE ACCOUNT FUNDS
 Oppenheimer Global Securities Fund/VA -                Capital appreciation by investing in "growth type"
  Service Shares                                        companies.
 Oppenheimer Main Street Small- & Mid-Cap               Long-term capital appreciation by investing a
  Fund(Reg. TM)/VA                                      substantial portion of assets in securities of foreign
                                                        issuers, growth-type companies, cyclical industries and
                                                        special situations that are considered to have
                                                        appreciation possibilities.
 Oppenheimer Small- & Mid-Cap Growth Fund/              Capital appreciation.
  VA
 PANORAMA SERIES FUND, INC.
 Oppenheimer International Growth Fund/VA               Long term capital appreciation.



 Sub-Accounts                                            Investment Adviser
 JANUS ASPEN SERIES
 Janus Aspen Series Balanced Portfolio - Service
  Shares
 Janus Aspen Series Forty Portfolio - Institutional
  Shares
 Janus Aspen Perkins Mid Cap Value Portfolio -          JANUS CAPITAL MANAGEMENT
  Service Shares                                        LLC
 Janus Aspen Series Overseas Portfolio - Service
  Shares
 Janus Aspen Series Worldwide Portfolio - Service
  Shares
 LAZARD RETIREMENT SERIES , INC.
 Lazard Retirement Emerging Markets Equity              LAZARD ASSET MANAGEMENT
  Portfolio                                             LLC
 LEGG MASON PARTNERS VARIABLE EQUITY TRUST
 Legg Mason ClearBridge Variable Fundamental
  All Cap Value Portfolio - Class I                     LEGG MASON PARTNERS FUND
                                                        ADVISOR, LLC
 Legg Mason ClearBridge Variable Large Cap
  Value Portfolio
 LEGG MASON PARTNERS VARIABLE INCOME TRUST
 Legg Mason Western Asset Variable BAD CHARACTERGlobal HLEGG MASON PARTNERS FUND
  Yield Bond Portfolio                                  ADVISOR, LLC
 MFS(Reg. TM) VARIABLE INSURANCE TRUST
 MFS(Reg. TM) High Income Series - Initial Class
 MFS(Reg. TM) Investors Growth Stock Series - Initial
  Class
 MFS(Reg. TM) Investors Trust Series - Initial Class
                                                        MFS(Reg. TM) INVESTMENT
                                                        MANAGEMENT
 MFS(Reg. TM) New Discovery Series - Initial Class
 MFS(Reg. TM) Total Return Series - Initial Class
 MFS(Reg. TM) Utilities Series - Initial Class
 MFS(Reg. TM) Value Series - Initial Class
 OPPENHEIMER VARIABLE ACCOUNT FUNDS
 Oppenheimer Global Securities Fund/VA -
  Service Shares
 Oppenheimer Main Street Small- & Mid-Cap
  Fund(Reg. TM)/VA
                                                        OPPENHEIMERFUNDS, INC.
 Oppenheimer Small- & Mid-Cap Growth Fund/
  VA
 PANORAMA SERIES FUND, INC.
 Oppenheimer International Growth Fund/VA               OPPENHEIMERFUNDS, INC.

                                20  PROSPECTUS

 Sub-Accounts                                                  Investment Objective
 PIMCO VARIABLE INSURANCE TRUST
 PIMCO VIT Foreign Bond Portfolio (U.S.                       Portfolio seeks maximum BAD CHARACTERtotal return, consistent with
  Dollar-Hedged) - Administrative Shares                      preservation of capital and prudent investment
                                                              management.
 PIMCO VIT Money Market Portfolio -                           Portfolio seeks maximum BAD CHARACTERcurrent income, consistent
  Administrative Shares                                       with preservation of capital and daily liquidity
 PIMCO VIT Real Return Portfolio -                            Portfolio seeks maximum BAD CHARACTERreal return, consistent with
  Administrative Shares                                       preservation of real capital and prudent investment
                                                              management
 PIMCO VIT Total Return Portfolio -                           Portfolio seeks maximum BAD CHARACTERtotal return, consistent with
  Administrative Shares                                       preservation of capital and prudent investment
                                                              management.
 PUTNAM VARIABLE TRUST
 Putnam VT High Yield Fund - Class IA                         High current income. Capital growth is a secondary goal
                                                              when consistent with achieving high current income.
 Putnam VT International Value Fund - Class IA                Capital growth. Current income is a secondary
                                                              objective.
 THE RYDEX VARIABLE TRUST
 Guggenheim VT BAD CHARACTERU.S. Long Short Momentum          Long-term capital appreciation.
  Fund (5)
 T. ROWE PRICE EQUITY SERIES, INC.
 T. Rowe Price Blue Chip Growth Portfolio - I                 Long-term capital growth. Income is a secondary
                                                              objective.
 T. Rowe Price Equity Income Portfolio - I                    Substantial dividend income as well as long-term growth
                                                              of capital.
 VAN ECK VIP TRUST
 Van Eck VIP Emerging Markets Fund - Initial                  Long-term capital appreciation by investing primarily in
  Class                                                       equity securities in emerging markets around the world
 Van Eck VIP Multi-Manager Alternatives Fund -                Consistent absolute (positive) returns in various market
  Initial Class                                               cycles
 Van Eck VIP BAD CHARACTERGlobal Hard Assets Fund - Initial   Long-term capital appreciation by investing primarily in
  Class                                                       "hard asset securities" with income as a secondary
                                                              consideration
 THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
 Morgan Stanley UIF Growth Portfolio, Class I                 Long-term capital appreciation by investing primarily in
                                                              growth-oriented equity securities of large capitalization
                                                              companies.
 Morgan Stanley UIF U.S. Real Estate Portfolio,               Above average current income and long-term capital
  Class I                                                     appreciation by investing primarily in equity securities
                                                              of companies in the U.S. real estate industry, including
                                                              real estate investment trusts.



 Sub-Accounts                                                  Investment Adviser
 PIMCO VARIABLE INSURANCE TRUST
 PIMCO VIT Foreign Bond Portfolio (U.S.
  Dollar-Hedged) - Administrative Shares
 PIMCO VIT Money Market Portfolio -
  Administrative Shares
                                                              PACIFIC INVESTMENT
 PIMCO VIT Real Return Portfolio -
                                                              MANAGEMENT COMPANY LLC
  Administrative Shares
 PIMCO VIT Total Return Portfolio -
  Administrative Shares
 PUTNAM VARIABLE TRUST
 Putnam VT High Yield Fund - Class IA
                                                              PUTNAM INVESTMENT
                                                              MANAGEMENT, LLC
 Putnam VT International Value Fund - Class IA
 THE RYDEX VARIABLE TRUST
 Guggenheim VT BAD CHARACTERU.S. Long Short Momentum
                                                              GUGGENHEIM INVESTMENTS
  Fund (5)
 T. ROWE PRICE EQUITY SERIES, INC.
 T. Rowe Price Blue Chip Growth Portfolio - I
                                                              T. ROWE PRICE ASSOCIATES,
                                                              INC.
 T. Rowe Price Equity Income Portfolio - I
 VAN ECK VIP TRUST
 Van Eck VIP Emerging Markets Fund - Initial
  Class
 Van Eck VIP Multi-Manager Alternatives Fund -
                                                              VAN ECK ASSOCIATES
  Initial Class
                                                              CORPORATION
 Van Eck VIP BAD CHARACTERGlobal Hard Assets Fund - Initial
  Class
 THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
 Morgan Stanley UIF Growth Portfolio, Class I
                                                              MORGAN STANLEY INVESTMENT
 Morgan Stanley UIF U.S. Real Estate Portfolio,
                                                              MANAGEMENT INC. (6)
  Class I

(1) Effective April 30, 2012, Invesco V.I. Capital Appreciation Fund - Series I was reorganized into Invesco Van Kampen V.I. American Franchise Fund - Series I (formerly known as Invesco Van Kampen V.I. Capital Growth Fund).


(2) Effective April 30, 2012, the Invesco V.I. Basic Value Fund - Series I changed its name to Invesco Van Kampen V.I. Value Opportunities Fund BAD CHARACTER- Series I.

(3) On or about May 1, 2012, the DWS Balanced VIP - Class A changed its name to DWS Global Income Builder VIP - Class A.

(4) The Ibbotson ETF Allocation Series Portfolios invest in underlying ETFs and will indirectly bear their proportionate share of any fees and expenses payable directly by the underlying ETFs. As a result, the Portfolios may incur higher expenses, many of which may be duplicative.

(5) On or about May 1, 2012, the Rydex|SGI VT U.S. Long Short Momentum Fund changed its name to Guggenheim VT BAD CHARACTERU.S. Long Short Momentum Fund.

(6) In certain instances, Morgan Stanley Investment Management Inc. formerly did business using the name Van Kampen.

                                 21  PROSPECTUS

EACH PORTFOLIO IS SUBJECT TO CERTAIN INVESTMENT RESTRICTIONS AND POLICIES, WHICH MAY NOT BE CHANGED WITHOUT THE APPROVAL OF A MAJORITY OF SHAREHOLDERS OF THE PORTFOLIO. PLEASE SEE THE ACCOMPANYING PROSPECTUSES OF THE PORTFOLIOS FOR ADDITIONAL INFORMATION.

We automatically reinvest all dividends and capital gains distributions from the Portfolios in shares of the distributing Portfolio at their net asset value.

Some of the Portfolios have been established by investment advisers, which manage retail mutual funds having similar names and investment objectives. While some of the Portfolios may be similar to, and may in fact be modeled after retail mutual funds, you should understand that the Portfolios are not otherwise directly related to any retail mutual fund. Consequently, the investment performance of retail mutual funds and any similarly named Portfolio may differ substantially.

Certain of the Portfolios sell their shares to separate accounts underlying both variable life insurance and variable annuity contacts. It is conceivable that in the future it may be unfavorable for variable life insurance separate accounts and variable annuity separate accounts to invest in the same Portfolio. Although neither we nor any of the Portfolios currently foresees any such disadvantages either to variable life insurance or variable annuity contract owners, each Portfolio's Board of Directors intends to monitor events in order to identify any material conflicts between variable life and variable annuity contract owners and to determine what action, if any, should be taken in response thereto. If a Board of Directors were to conclude that separate investment funds should be established for variable life and variable annuity separate accounts, Policy Owners will not bear the attendant expenses.

VOTING RIGHTS. As a general matter, you do not have a direct right to vote the shares of the Portfolios held by the Sub-Accounts to which you have allocated your Policy Value. Under current law, however, you are entitled to give us instructions on how to vote those shares on certain matters. We notify you when your instructions are needed and provide proxy materials or other information to assist you in understanding the matter at issue. We determine the number of votes for which you may give voting instructions as of the record date set by the relevant Portfolio for the shareholder meeting at which the vote will occur.

In most cases, you are the person entitled to give voting instructions. However, if you assign your Policy, the assignee may be entitled to give voting instructions. Retirement plans may have different rules for voting by plan participants.

If you send written voting instructions to us, we follow your instructions in voting the Portfolio shares attributable to your Policy. If you do not send written instructions, we vote the shares attributable to your Policy in the same proportions as the shares for which we have received instructions from other Policy Owners. While proportional voting guarantees all outstanding shares of a Portfolio are voted, it can lead to a small number of shareholders determining the outcome of a proxy.

We may, when required by state insurance regulatory authorities, disregard Policy Owner voting instructions if the instructions would cause a change in the sub-classification or investment objective of one or more of the Portfolios or to approve or disapprove an investment advisory contract for one or more of the Portfolios.

In addition, we may disregard voting instructions in favor of changes initiated by Policy Owners in the investment objectives or the investment adviser of the Portfolios if we reasonably disapprove of the proposed change. We would disapprove a proposed change only if the proposed change is contrary to state law or prohibited by state regulatory authorities or we reasonably conclude that the proposed change would not be consistent with the investment objectives of the Portfolio or would result in the purchase of securities for the Portfolio which vary from the general quality and nature of investments and investment techniques utilized by the Portfolio. If we disregard voting instructions, we include a summary of that action and our reasons for that action in the next semi-annual financial report to you.

This description reflects our view of currently applicable law. If the law changes or our interpretation of the law changes, we may decide that we are permitted to vote the Portfolio shares without obtaining instructions from our Policy Owners, and we may choose to do so.

ADDITIONS, DELETIONS AND SUBSTITUTIONS OF SECURITIES.
If the shares of any of the Portfolios are no longer available for investment by the Separate Account or if, in the judgment of our management, further investment in the shares of a Portfolio is no longer appropriate in view of the purposes of the Policy, we may add or substitute shares of another Portfolio or mutual fund for Portfolio shares already purchased or to be purchased in the future by Premiums under the Policy. Any substitution of securities will comply with the requirements of the 1940 Act.

We also reserve the right to make the following changes in the operation of the Separate Account and the Sub-Accounts:

o    to operate the Separate Account in any form permitted by law;

o to take any action necessary to comply with, or obtain and continue any exemption from, applicable laws;

o to transfer assets from one Sub-Account to another, or to our general account;


                                22   PROSPECTUS

o    to add, combine, or remove Sub-Accounts in the Separate Account;

o to assess a charge for taxes attributable to the operations of the Separate Account or for other taxes, as described in "Charges and Deductions"; and

o to change the way in which we assess other charges, as long as the total other charges do not exceed the amount currently charged the Separate Account and the Portfolios in connection with the Policies.

If we take any of these actions, we will comply with the then applicable legal requirements.

THE FIXED ACCOUNT. The portion of the Policy relating to the Fixed Account is not registered under the Securities Act of 1933 ("1933 Act") and the Fixed Account is not registered as an investment company under the 1940 Act. Accordingly, neither the Fixed Account nor any interests in the Fixed Account are subject to the provisions or restrictions of the 1933 Act or the 1940 Act, and the disclosure regarding the Fixed Account has not been reviewed by the staff of the SEC. The statements about the Fixed Account in this Prospectus may be subject to generally applicable provisions of the federal securities laws regarding accuracy and completeness.

You may allocate part or all of your Premiums to the Fixed Account. The Fixed Account supports our insurance and annuity obligations. Amounts allocated to the Fixed Account become part of the general assets of Allstate New York. Allstate New York invests the assets of the general account in accordance with applicable laws governing the investments of insurance company general accounts.

We credit interest to amounts allocated to the Fixed Account at an effective annual rate of at least 4%. We are not obligated to, but we may credit interest at a higher rate. You assume the risk that the interest rate credited to the Fixed Account may be no higher than 4%.

SELECTBALANCE/SM/ ASSET ALLOCATION PROGRAM. As a Policy Owner, you may elect to participate in the optional SelectBalance asset allocation program ("SelectBalance") for no additional charge to you. SelectBalance can be elected at any time your Policy is inforce. The Select Balance program provides Policy Owners with an assessment questionnaire to help them determine their investment time horizon and tolerance for risk. The questions on the questionnaire have been provided by ALPS, Inc. and Ibbotson Associates and included in the SelectBalance program information developed and provided by us. Based on the answers to the questionnaire, one of five asset allocation Sub-Accounts, the Ibbotson ETF Asset Allocation Series Portfolios, is recommended. These portfolios are managed such that the allocations between different asset classes remain consistent with the qualities identified during the initial assessment. The objective of each asset allocation Sub-Account is to provide disciplined, diversified access to a variety of asset classes that is consistent with an investor's risk profile and investment time horizon.

Asset allocation is the process by which your Policy Value is invested in different asset classes in a way that matches your risk tolerance, time horizon, and investment goals. Theoretically, different asset classes tend to behave differently under various economic and market conditions. By spreading your Policy Value across a range of asset classes, you may, over time, be able to reduce the risk of investment volatility and potentially enhance returns. Asset allocation does not guarantee a profit or protect against loss in a declining market.

If you elect to participate in this program, you may select one of the currently available Ibbotson ETF Allocation Series Portfolios. The Portfolios, advised by ALPS Advisers, Inc. and sub-advised Ibbotson Associates, Inc., represent five different investment styles: Conservative, Income and Growth, Balanced, Growth, and Aggressive Growth. Each of the Ibbotson ETF Allocation Series Portfolios is designed to meet the investment goals of the applicable investment style. Once you select an Ibbotson ETF Allocation Series Portfolio, your Policy Value will be allocated to the corresponding Ibbotson ETF Allocation Series Sub-Account. Additional investment options available with the SelectBalance program at issue include the Fixed Account and the Fidelity VIP Money Market Sub-Account. We recommend that you consult with your sales representative and obtain and read the prospectus for the Ibbotson ETF Allocation Series carefully before participating in the SelectBalance program.

You may also allocate Policy Value among the Ibbotson ETF Allocation Series Portfolios and any other investment options offered on your Policy as desired. You can discontinue participation in the SelectBalance program at any time by submitting a Fund Change form. Each transfer you make to modify your SelectBalance program will count towards the number of transfers you can make without paying a transfer fee. You may want to consult with your sales representative before making a change to the SelectBalance program to help you determine if the change is appropriate for your needs.

Although it is not advised, the Ibbotson ETF Allocation Series Portfolios Sub-Accounts could be invested in without completing the assessment questionnaire. This is not advised because the differing responses to the questionnaire are what have been used to develop the investment styles of the five Ibbotson ETF Series Portfolios.

Allstate New York, the principal underwriter of the Policy and Allstate Distributors, the distributor of the Policy, do not intend to provide any personalized investment advice in connection with the SelectBalance program and you should not rely on this program as providing individualized investment recommendations to


                                23   PROSPECTUS
you. Policy Owners should ultimately rely on their own judgment and/or the judgment of a financial advisor in making their financial decisions.

The SelectBalance program can be used in conjunction with our Dollar Cost Averaging program or Portfolio Rebalancing program. We reserve the right to terminate the SelectBalance program at any time. If the program is terminated, but the Ibbotson ETF Allocation Series Portfolios are still available, the policyholder's allocation will remain in the Ibbotson ETF Allocation Series Portfolios Subaccounts previously elected.


                                24   PROSPECTUS

DEATH BENEFITS AND OPTIONAL INSURANCE BENEFITS
--------------------------------------------------------------------------------

DEATH BENEFITS. While your Policy is in force, we pay the Death Benefit proceeds upon the death of the Insured. We will pay the Death Benefit proceeds to the named Beneficiary(ies) or contingent Beneficiary(ies). As described below in "Settlement Options," we pay the Death Benefit proceeds in a lump sum or under an optional payment plan.

The Death Benefit proceeds payable to the Beneficiary equal the applicable Death Benefit, less any Policy Debt and less any due and unpaid charges. The proceeds may be increased, if you have added a rider that provides an additional benefit. Please see "Optional Insurance Benefits" beginning on page
26. We determine the amount of the Death Benefit proceeds as of the end of the Valuation Period during which the Insured dies. We usually pay the Death Benefit proceeds within seven days after we have received due proof of death and all other requirements we deem necessary have been satisfied. The amount of the Death Benefit is based on the Death Benefit Option you have selected, any increases or decreases in the Face Amount, and in some instances your Policy Value.

DEATH BENEFIT OPTIONS. You may choose one of two Death Benefit Options:

     Option 1: the Death Benefit is the greater of: (a) the Face Amount of the
     ---------
     Policy; or (b) the Policy Value multiplied by the applicable corridor percentage as described below, and as set forth in your Policy. Option 1 is designed to provide a specific amount of Death Benefit that generally does not vary with changes in the Policy Value. As your Policy Value increases, the Net Amount at Risk under your Policy generally decreases, unless your Policy Value is sufficiently large to require that the Death Benefit be determined using the applicable corridor percentage.

     Option 2: the Death Benefit is the greater of: (a) the Face Amount plus
     ---------
     the Policy Value; or (b) the Policy Value multiplied by the applicable corridor percentage. Under Option 2, the amount of the Death Benefit generally increases to reflect increases in the Policy Value. Under this option your Policy generally involves a constant Net Amount at Risk.

Your Policy has a minimum Death Benefit. While your Policy remains in force, we guarantee that the Death Benefit will not be less than the greater of the current Face Amount of the Policy or the Policy Value multiplied by the applicable corridor percentage. We have set forth the applicable corridor percentages in the Policy. The corridor percentages are based upon the age of the Insured. The applicable corridor percentage decreases from 250% at age 40 or less to 101% at age 94 or above.

Since the cost of insurance charge is based upon the net amount at risk, it generally is less under a Policy with an Option 1 Death Benefit than one with an Option 2 Death Benefit. As a result, if the Sub-Accounts you select experience favorable investment results, your Policy Value tends to increase faster under Option 1 than under Option 2, but the total Death Benefit under Option 2 increases or decreases directly with changes in Policy Value. Thus, you may prefer Option 1 if you are more interested in the possibility of increasing your Policy Value based upon favorable investment experience, while you may prefer Option 2 if you are seeking to increase total Death Benefits.

Example of Applicable Corridor Percentage. The corridor percentages are set so
------------------------------------------
as to seek to ensure that the Policies qualify for favorable federal income tax treatment. An increase in Policy Value due to favorable investment experience may increase the Death Benefit above the Face Amount, and a decrease in Policy Value due to unfavorable investment experience may decrease the Death Benefit (but not below the Face Amount). For example, if in the example below the Policy Owner paid a Net Premium of $40,000 and the Policy Value increased to $48,000 and then decreased to $34,000, the changes in Policy Value would have the following effects on the Death Benefit:


            EXAMPLES                        A                  B
--------------------------------      -------------      -------------
Face Amount                           $100,000           $100,000
Death Benefit Option                         1                  1
Insured's Age                               45                 45
Policy Value on Date of Death         $ 48,000           $ 34,000
Applicable Corridor Percentage             215%               215%
Death Benefit                         $103,200           $100,000

In Example A, the Death Benefit equals $103,200, i.e., the greater of $100,000 (the Face Amount) and $103,200 (the Policy Value at the Date of Death of $48,000, multiplied by the corridor percentage of 215%). This amount, less any Policy Debt and unpaid charges, constitutes the Death Benefit proceeds that we would pay to the Beneficiary.

In Example B, the Death Benefit is $100,000, i.e., the greater of $100,000 (the Face Amount) or $73,100 (the Policy Value of $34,000 multiplied by the corridor percentage of 215%).

CHANGE TO DEATH BENEFIT OPTION. After the first Policy Year, you may change the Death Benefit Option by writing to us at the address given on the first page of this Prospectus. If you ask to change from Option 2 to Option 1, we increase the Face Amount of your Policy by the amount of the Policy Value. If you ask to change from Option 1 to Option 2, we decrease the Face Amount of your Policy by the amount of the Policy Value. The change takes effect on the Monthly Deduction Day on or immediately following the day we receive your written request. We do not currently require you to prove insurability for a change from Death Benefit Option 2 to


                                25   PROSPECTUS

Option 1. We do require such evidence satisfactory to us for a change from Option 1 to Option 2.

You may not change the Death Benefit Option under your Policy if afterward the Face Amount remaining in force would be less than $250,000.

CHANGE TO FACE AMOUNT. You may change the Face Amount after the first Policy Year. You may request the change by writing to us at the address shown on the first page of this Prospectus. You should be aware that a change in the Face Amount changes the net amount at risk and, therefore, changes the cost of insurance charges on your Policy. The change will take effect on the Monthly Deduction Day after we approve the request. We do not permit a Face Amount change if the Policy is in the Grace Period.

If you request a decrease in Face Amount, we first apply it to coverage provided by the most recent increase in Face Amount, then to the next most recent increase successively and finally to the coverage under the original application. We do not permit a decrease in the Face Amount of your Policy if afterward the Face Amount remaining in force would be less than $100,000. A decrease in the Face Amount affects the Safety Net Premium.

To apply for an increase in the Face Amount, you must submit to us a supplemental application, accompanied by satisfactory evidence that the Insured is insurable. We do not permit any increase in Face Amount after the Insured's 80th birthday. The minimum amount of a Face Amount increase is $10,000. You may not increase the Face Amount of your Policy more often than once every twelve months.

You should be aware that an increase in the Face Amount of your Policy affects the cost of insurance charges applicable to your Policy. As noted above, we deduct a larger amount of cost of insurance charges, because an increase in the Face Amount also increases the net amount at risk under your Policy. We will not approve a request for a Face Amount increase if the Net Surrender Value is too small to pay the Monthly Deduction for the Policy Month following the increase. As described in "Surrender Charge" on page 33 of this Prospectus, if you increase the Face Amount of your Policy, your maximum surrender charge also increases. Finally, increases in the Face Amount of your Policy also increase the Safety Net Premium amount. Modifying the Policy's Face Amount may have tax ramifications. For additional information, please see "Federal Taxes" on page 35.

OPTIONAL INSURANCE BENEFITS. You may ask to add one or more riders to your Policy to provide additional optional insurance benefits. We require evidence of insurability before we issue a rider to you. We deduct the cost of any riders as part of the Monthly Deduction. Adding a rider may also increase the Safety Net Premium amount for your Policy. The riders we currently offer are described below. All of these riders may be added to your Policy at any time except the Primary Insured Rider and the Overloan Protection Rider which are only available at Policy issue. In our discretion, we may offer additional riders or stop offering a rider. The Overloan Protection Rider is available only for policies applied for on or after the later of May 1, 2007, or the date New York approved the rider.

o    Children's Level Term Rider.

This rider provides for level term insurance on the Insured's children, as defined in the rider. We provide coverage until the earlier of the child's 22nd birthday or the Insured's age 65. We pay the Death Benefit to the person designated by you. If the Insured dies while the rider is in effect, we convert the coverage on each child to paid-up term insurance that remains in force until the child reaches age 22. The rider may be exchanged for a new term policy on the earlier of each child's 22nd birthday, or the Insured's age 65. We do not require evidence of insurability to exchange the rider.

o    Accidental Death Benefit Rider

Under this rider, we provide additional insurance if the Insured dies from accidental bodily injury as defined in the rider. This rider ends when one of the following occurs: (1) the Policy terminates; (2) the next Policy Anniversary after the Insured's 70th birthday; or (3) you ask to end the rider.


o    Continuation of Premium Rider.

Under this rider, we contribute a monthly amount to the Policy Value if the Insured becomes totally disabled as defined in the rider. This rider ends when one of the following occurs: (1) the Policy terminates; (2) the Insured reaches age 60; or (3) you ask to end the rider.

o    Additional Insured Term Rider.

This rider provides life insurance coverage on an Additional Insured. We pay the Face Amount of the rider to the named Beneficiary when we receive due proof that the Additional Insured died while the rider was in force. You may renew the coverage until the Additional Insured reaches age 80. Until the Additional Insured's 75th birthday, you may exchange the rider for a new Policy on the Additional Insured's life, subject to certain conditions as defined in the rider. We do not require evidence of insurability to exchange the rider.

o    Primary Insured Term Rider

This rider provides additional term life insurance coverage on the Primary Insured. You may renew this coverage until the Insured reaches age 80. Until the Insured reaches age 75, you may exchange the rider for a new Policy. In addition, after the first Policy Year and until the Insured reaches age 75, you may convert the rider to the base Policy. We do not require evidence of insurability to exchange or convert the Policy. If you purchase this rider, your surrender charge is less than if you purchased a single Policy with the same Face


                                26   PROSPECTUS

Amount as the total coverage of your Policy and Primary Insured Term Rider. In addition, at least initially your total insurance charges are lower for a Policy/Primary Insured Term Rider combination, although they may be higher if your Policy Value increases and the net amount at risk under your Policy decreases sufficiently.

Commissions payable to sales representatives on the sale of Policies with a Primary Insured Term Rider are calculated based on the total premium payments made for the base Policy and the rider. The commissions will vary depending on the ratio of the premium for the base Policy and the rider. The same amount of premium will result in the highest commission when there is no rider, with the commission declining as the portion of the death benefit coverage allocated to the rider increases. Thus, the lowest commission amount is payable when the maximum rider is purchased.

o    Accelerated Death Benefit Rider, Terminal Illness.

This rider provides for an advance of a portion of the Death Benefit if the Insured is diagnosed with a terminal illness and satisfactory proof of the terminal illness is provided to us. A terminal illness is a medical condition of the Insured that, not withstanding medical care, will result in death within twelve months, or as otherwise provided by applicable state law. There is no additional cost for this rider. The maximum accelerated death benefit you may receive is the lesser of:

     (i) 50% of the Death Benefit as of the date the first request is paid; or

     (ii) $250,000, including all other accelerated benefit amounts paid under all policies issued by us on the life of the Insured.

The Death Benefit and Policy Value of your Policy are reduced if an accelerated benefit is paid. The amount of Death Benefit that you request to accelerate is reduced by:

     (i) any due and uncollected Monthly Deductions, or unpaid required Premium if a claim occurs during a Grace Period;

     (ii) if allowed in your state, an administrative expense charge of up to $200 for each accelerated benefit request;

     (iii) pro-rata amount of any outstanding Policy Loan; and

     (iv) twelve-month actuarial discount that reflects the early payment of the accelerated benefit amount.

o    Overloan Protection

If the rider benefit is elected under this rider, the Policy will not lapse even if Policy loans exceed the Surrender Value. There is no charge for the rider unless the benefit is elected, when a one-time charge of 4.5% of the Policy Value will be deducted. The rider benefit is only available if certain conditions are met. These conditions are;

1)   the Policy has been in force for at least 15 policy years;

2)   the Insured has attained age 75;

3)   the Death Benefit option for the Policy must be Option 1;

4)   the Policy Debt is greater than the Face Amount;

5)   the Policy Debt is more than 90% of the Surrender Value;

6) the sum of all partial withdrawals must be at least equal to the sum of all Premiums paid;

7) the Policy must not be a modified endowment contract (MEC) as defined by federal tax laws, and exercising the rider must not cause the Policy to become a MEC; and

8) the Policy Debt is no more than 99.9% of the Surrender Value after the overloan protection election charge has been deducted from the Policy Value.


                                27   PROSPECTUS

POLICY LOANS
--------------------------------------------------------------------------------

GENERAL. While the Policy is in force, you may borrow money from us using the Policy as the only security for your loan. Loans have priority over the claims of any assignee or any other person. The maximum amount available for Policy Loans is 90% of the Surrender Value of your Policy at the end of the Valuation Period in which we receive your loan request. Outstanding Policy Loans and loan interest reduce the amount you may request. In addition, if you have named an irrevocable Beneficiary, you must also obtain his or her written consent before we make a Policy Loan to you.

We ordinarily disburse your loan to you within seven days after we receive your loan request at our home office. We may, however, postpone payment in the circumstances described above in "Policy Value - Postponement of Payments."

When we make a Policy Loan to you, we transfer to the Loan Account a portion of the Policy Value equal to the loan amount. We also transfer in this manner Policy Value equal to any due and unpaid loan interest. As of May 1, 2009, we usually take the transfers from the Sub-Accounts and the Fixed Account pro rata based upon the balances of each Sub-Account and the Fixed Account. On or about August 1, 2009, all loan amounts will be transferred from the Sub-Accounts and the Fixed Account to the Loan Account in the same allocation percentages as specified for premium payments. However, we do not withdraw amounts from the Fixed Account equaling more than the total loan multiplied by the ratio of the Fixed Account to the Policy Value immediately preceding the loan. The amounts allocated to the Loan Account are credited with interest at the Loan Credited Rate stated in your Policy.

LOAN INTEREST. Interest on Policy Loans accrues daily and is due at the end of each Policy Year. If you do not pay the interest on a Policy Loan when due, the unpaid interest becomes part of the Policy Loan and accrues interest at the same rate. In addition, we transfer the difference between the values of the Loan Account and the Policy Debt on a pro-rata basis from the Sub-Accounts and the Fixed Account to the Loan Account.

You may borrow an amount equal to your Policy Value, less all Premiums paid, as a preferred loan. The interest rate charged for preferred loans is 4.0% per year. A standard loan is the amount that may be borrowed from the sum of Premiums paid. All non-preferred loans will be treated as a standard loan. The interest rate charged for standard loans is currently 5.0% per year.

Upon expiration of the initial surrender charge period, all new and existing loans will be treated as preferred loans. The initial surrender charge period expires when the surrender charge amount becomes zero as shown on the Policy Data pages of your policy.

LOAN REPAYMENT. While the Policy remains in force, you may repay the Policy Loan in whole or in part without any penalty at any time while the Insured is living. If you have a Policy Loan outstanding, we assume that any payment we receive from you is to be applied as Premium to your Policy Value, unless you tell us to treat your payment as a loan repayment. If you designate a payment as a loan repayment or interest payments, your payment is allocated among the Sub-Accounts and the Fixed Account using the same percentages used to allocate Net Premiums. An amount equal to the payment is deducted from the Loan Account.


If the total outstanding loan(s) and loan interest exceeds the Surrender Value of your Policy, we notify you and any assignee in writing. To keep the Policy in force, we require you to pay a Premium sufficient to keep the Policy in force for at least three more months. If you do not pay us sufficient Premium within the 61-day Grace Period, your Policy lapses and terminates without value. As explained in the section entitled "Lapse and Reinstatement" below, you may subsequently reinstate the Policy by either repayment or reimbursement of any Policy Debt that was outstanding at the end of the Grace Period. If your Policy lapses while a Policy Loan is outstanding, you may owe taxes or suffer other adverse tax consequences even if you subsequently reinstate the Policy. Please consult a tax adviser for details.

PRE-EXISTING LOAN. If you have a loan with another insurance company, and you are terminating that policy to buy one from us, usually you would repay the old loan during the process of surrendering the old policy. Income taxes on the interest earned may be due. We permit you to carry this old loan over to your new Policy through a Tax Code Section 1035 tax-free exchange, up to certain limits. The use of a Section 1035 tax-free exchange may avoid any current income tax liability that would be due if the old loan was extinguished.

If you transfer a Policy Loan from another insurer as part of Section 1035 tax-free exchange, we treat a loan of up to 20% of your Policy Value as a preferred loan. If the amount due is more than 20% of your Policy Value, we treat the excess as a standard loan. The treatment of transferred Policy Loans is illustrated in the following example:


Transferred Policy Value        $190,000
Transferred Policy Loan         $ 40,000
Surrender Value                 $150,000
20% of Policy Value             $ 38,000
Preferred Loan                  $ 38,000
Standard Loan                   $  2,000

Upon expiration of the initial surrender charge period, all new and existing loans will be treated as preferred loans.

EFFECT ON POLICY VALUE. A Policy Loan, whether or not repaid, has a permanent effect on the Policy Value


                                28   PROSPECTUS
because the investment results of each Sub-Account and the Fixed Account apply only to the amount remaining in that account. The longer a loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If the Sub-Accounts and/or Fixed Account earn more than the annual interest rate for amounts held in the Loan Account, your Policy Value does not increase as rapidly as it would if you had not taken a Policy Loan. However, if the Sub-Accounts or the Fixed Account or both earn less than that rate, then your Policy Value is greater than it would have been if you had not taken a Policy Loan. The combination of an increasing loan balance, deductions for contract charges and fees, and unfavorable investment performance may cause the Policy to lapse, triggering ordinary income taxation on the outstanding loan balance to the extent it exceeds your cost basis in the Policy. Also, if you do not repay a Policy Loan, total outstanding Policy Debt is subtracted from the Death Benefit and Surrender Value otherwise payable.

SURRENDERS AND WITHDRAWALS
--------------------------------------------------------------------------------

SURRENDERS. While your Policy is in force, you may surrender the Policy. Your Policy terminates on the day we receive your written request, or the surrender effective date requested by you, whichever is later.

The Net Surrender Value equals the Policy Value, minus the surrender charge, minus any Policy Debt. The surrender charge is described in "Charges and Deductions - Surrender Charge" below. Upon surrender, we pay you the Net Surrender Value determined as of the day we receive your written request. We ordinarily pay you the Net Surrender Value of the Policy within seven days of our receiving your complete written request or on the effective surrender date you request, whichever is later. The Policy cannot be reinstated once it is surrendered. You may receive the surrender proceeds in a lump sum or under any of the settlement options described in "Settlement Options" below. We have set forth the tax consequences of surrendering the Policy in "Federal Taxes" below.


PARTIAL WITHDRAWAL. General. While the Policy is in force after the first
                    --------
Policy Year, you may receive a portion of the Net Surrender Value by making a partial withdrawal from your Policy. The minimum partial withdrawal amount is $500. You may not withdraw an amount that would reduce the Net Surrender Value below $500 or reduce the Face Amount below $25,000. We deduct a partial withdrawal service fee of $10 from your withdrawal proceeds.

We subtract the amount withdrawn from your Policy Value. You may specify how much of your partial withdrawal you wish taken from each Sub-Account or from the Fixed Account. You may not withdraw from the Fixed Account more than the total withdrawal amount times the ratio of the Fixed Account to your total Policy Value immediately before the withdrawal.

You must request the partial withdrawal in writing. Your request is effective on the date received. Before we pay any partial withdrawal, you must provide us with a completed withholding form.

Effect on Face Amount. If you have selected Death Benefit Option 1, a partial
----------------------
withdrawal reduces the Face Amount of your Policy as well as the Policy Value. We reduce the Face Amount by the amount of the partial withdrawal. The Face Amount after a partial withdrawal may not be less than $25,000. If you have previously increased the Face Amount of your Policy, your partial withdrawals first reduce the Face Amount of the most recent increase, then the most recent increases successively, then the coverage under the original Policy.

Under Option 2, a reduction in Policy Value as a result of a partial withdrawal typically results in a dollar for dollar reduction in the Death Benefit proceeds payable under the Policy.

Tax Consequences. The tax consequences of partial withdrawals are discussed in
-----------------
"Federal Taxes" below.


                                29   PROSPECTUS

SETTLEMENT OPTIONS
--------------------------------------------------------------------------------

We pay the surrender proceeds or Death Benefit proceeds under the Policy in a lump sum or under one of the Settlement Options that we then offer. You may request a Settlement Option by notifying us in writing at the address given on the first page of this Prospectus. We transfer to our Fixed Account any amount placed under a Settlement Option, which amount will not be affected thereafter by the investment performance of the Separate Account. We do not permit surrenders or partial withdrawals after payment under a settlement option commences.

The amount applied to a Settlement Option must include at least $5,000 of Policy Value and result in installment payments of not less than $50. When the proceeds are payable, we inform you concerning the rate of interest we credit to funds left with us. We guarantee that the rate of interest will be at least 3%. We may pay interest in excess of the guaranteed rate.

We currently offer the five Settlement Options described below:

     Option A - Interest. We hold the proceeds, credit interest to them and pay
     --------------------
     out the funds when the person entitled to them requests.

     Option B - Fixed Payments. We pay a selected monthly income until the
     --------------------------
     proceeds, and any interest credits, are exhausted.

     Option C - Life Income Guaranteed Period Certain. We pay the proceeds in a
     -------------------------------------------------
     monthly income for as long as the payee lives, or you may also select a guarantee period of between five and twenty years. If a guarantee period is selected, we make monthly payments at least until the payee dies. If the payee dies before the end of the guarantee period, we continue payments to a successor payee until the end of the guarantee period. If no guarantee period is selected or if the payee dies after the end of the guarantee period, we stop payments when the payee dies. It is possible for the payee to receive only one payment under this option, if the payee dies before the second payment is due and you did not choose a guarantee period. This Settlement Option is not available if settlement is to a non-natural Owner or non-natural Beneficiary.

     Option D - Joint and Survivor. We pay the proceeds in a monthly income to
     ------------------------------
     two payees for as long as either payee is alive. Payments stop when both payees have died. It is possible for the payees to receive only one payment, if both payees die before the second payment is due. This Settlement Option is not available if settlement is to a non-natural Owner or non-natural Beneficiary.

     Option E - Period Certain. We pay the proceeds in monthly installments for
     --------------------------
     a specified number of years, from five to twenty-five years. If the payee dies before the end of the specified period, we pay the remaining guaranteed payments to a successor payee.

In addition, we may agree to other Settlement Option plans. Write or call us to obtain information about them.

You may request that the proceeds of the Policy be paid under a Settlement Option by submitting a request to us in writing before the death of the Insured. If at the time of the Insured's death, no Settlement Option is in effect, the Beneficiary may choose a Settlement Option after the Death Benefit is payable and before it is paid. If you change the Beneficiary, the existing choice of Settlement Option becomes invalid and you may either notify us that you wish to continue the pre-existing choice of Settlement Option or select a new one.

MATURITY
--------------------------------------------------------------------------------

The Policies have no Maturity Date. Your Policy will continue after the Insured reaches age 121 as long as Net Surrender Value is sufficient to cover Monthly Deductions. Following the Insured's 121st birthday, we will waive any cost of insurance charge, administrative expense charge, mortality and expense risk charge, or policy fee.

LAPSE AND REINSTATEMENT
--------------------------------------------------------------------------------

LAPSE AND GRACE PERIOD. If the Net Surrender Value is less than the Monthly Deduction due on a Monthly Deduction Day and the Safety Net Premium feature is not in effect, your Policy may lapse. We give you a 61-day Grace Period in which to pay an adequate amount of additional Premium to keep the Policy in force after the end of the Grace Period.

At least 30 days before the end of the Grace Period, we send you a notice.

The Policy continues in effect through the Grace Period. If the Insured dies during the Grace Period, we pay a Death Benefit in accordance with your instructions. However, we reduce the proceeds by an amount equal to Monthly Deduction(s) due and unpaid. See "Death Benefits and Optional Insurance Benefits" on page 25. If


                                30   PROSPECTUS
you do not pay us the amount shown in the notice before the end of the Grace Period, your Policy ends at the end of the Grace Period.

REINSTATEMENT. If the Policy lapses, you may apply for reinstatement by paying to us the reinstatement Premium and any applicable charges required under the Policy. You must request reinstatement within five years of the date the Policy entered a Grace Period. The reinstatement Premium equals an amount sufficient to (1) cover all unpaid Monthly Deductions for the Grace Period, and (2) keep your Policy in force for three months. If a Policy Loan was outstanding at the time of your Policy's lapse, you must either repay or reinstate the loan before we reinstate your Policy. In addition, we may require you to provide evidence of insurability satisfactory to us. The Face Amount upon reinstatement cannot exceed the Face Amount of your Policy at its lapse. The Policy Value on the reinstatement date reflects the Policy Value at the time of termination of the Policy plus the Premium paid at the time of reinstatement. All Policy charges continue to be based on your original Issue Date. You cannot reinstate the Policy once it has been surrendered.

CANCELLATION AND CONVERSION RIGHTS
--------------------------------------------------------------------------------

FREE-LOOK PERIOD. You may cancel your Policy by returning it to us within ten
(10) days after you receive it. If you return your Policy, the Policy terminates and we are required to send you the amount of your Premiums. Our current procedure is to allocate any Premium received before the end of the free-look period as described in "Allocation of Premium" above. In the future, however, we reserve the right to delay allocating your Premiums to the Sub-Accounts you have selected until 10 days after the Issue Date. We will allocate Premiums received during that time to the Fixed Account.

CONVERSION. In addition, during the first two Policy Years or the first two years after an increase in the Face Amount, if the Policy is in force you may amend the Policy to convert it into a non-variable universal life insurance policy. We will accomplish this by transferring all of your Policy Value to the Fixed Account and ending your right under the Policy to allocate Policy Value to the Sub-Accounts. We will not require evidence of insurability. We will not charge you to perform this amendment. In addition, you may convert your Policy to a non-variable universal life insurance policy if at any time the investment policy of the Separate Account should materially change. We will notify you in writing of any such change. You will have 60 days from the date of notification to exercise your conversion option.

The net amount at risk (i.e., the difference between the Death Benefit and the Policy Value) under the amended policy will be equal to or less than the net amount at risk under the previous coverage. Premiums and charges under the amended policy will be based on the same risk classification as the previous coverage.

CHARGES AND DEDUCTIONS
--------------------------------------------------------------------------------

PREMIUM EXPENSE CHARGE. Before we allocate a Premium to the Policy Value, we subtract the Premium Expense Charge. The Premium Expense Charge equals 5.25% of all Premiums in all years. This charge is intended to help us pay for: (a) actual sales expenses, which include agents' sales commissions and other sales and distribution expenses; (b) state premium taxes and other state and local premium taxes; and (c) certain Federal taxes and other expenses related to the receipt of Premiums.

New York does not currently have a premium tax.

MONTHLY DEDUCTION. On the Issue Date and on each Monthly Deduction Day, we deduct from your Policy Value a Monthly Deduction to cover certain charges and expenses in connection with the Policy. The Monthly Deduction is the sum of the following five items:

1)   the Policy Fee;

2)   the administrative expense charge;

3)   the mortality and expense risk charge;

4)   the cost of insurance charge for your Policy; and

5)   the cost of additional benefits provided by a rider, if any.

We allocate the mortality and expense risk charge pro rata among the Sub-Accounts in proportion to the amount of your Policy Value in each Sub-Account. We allocate the remainder of the Monthly Deduction pro rata among the Sub-Accounts and the Fixed Account, unless you specify otherwise.

POLICY FEE. The current monthly policy fee is $8.50 per month, and we guarantee that we will never raise it to more than $10.00 per month. This charge compensates us in part for administrative expenses such as salaries, postage, telephone, office equipment and periodic reports. The Policy Fee is waived after the Insured's age 100.

ADMINISTRATIVE EXPENSE CHARGE. The monthly Administrative Expense Charge applies for the first 10 Policy Years. The rate is set at Policy issue. The monthly Administrative Expense Charge rates are individualized


                                31   PROSPECTUS
depending on the Insured's age at Policy Issue. The maximum monthly Administrative Expense Charge is $0.2083 per $1,000 of Face Amount and the maximum annual Administrative Expense Charge is $2.4996 per $1,000 of Face Amount. This charge covers administration expenses and issuance costs. A monthly Administrative Expense Charge is determined separately for each increase in Face Amount based on the Insured's attained age at the time of the increase. The applicable charge applies for ten years from the date of the increase. The Administrative Expense Charge is waived after the Insured's age 100.

MORTALITY AND EXPENSE RISK CHARGE. For the first ten Policy Years, the monthly mortality and expense risk charge is calculated at an annual rate of 0.55% of the net Policy Value allocated to the Sub-Accounts. Thereafter, the annual rate is 0.15%. The mortality and expense risk charge is not assessed against your Policy Value in the Fixed Account. This charge compensates us for the mortality and expense risks that we assume in relation to the Policies. The mortality risk assumed includes the risk that the cost of insurance charges specified in the Policy will be insufficient to meet claims. We also assume a risk that, on the Monthly Deduction Day preceding the death of an Insured, the Death Benefit will exceed the amount on which the cost of insurance charges were based. The expense risk assumed is that expenses incurred in issuing and administering the Policies will exceed the administrative charges set in the Policy. The Mortality and Expense Risk Charge is waived after the Insured's Age 100.

COST OF INSURANCE CHARGE. The cost of insurance is determined monthly. The cost of insurance charge is determined by multiplying the applicable current cost of insurance rate per $1,000 by the net amount risk for each Policy Month. The net amount at risk is (a) - (b), where: (a) is the Death Benefit as of the current Monthly Deduction Day divided by 1.0032737; and (b) is the Policy Value as of the current Monthly Deduction Day. The cost of insurance rate is individualized depending on the Insured's age at issue of the Policy, Policy Year, gender and payment class, thus, the rate differs from year to year. The rates are determined by us, but they will never be more than the guaranteed rates shown in the table on Page 7 of your Policy. Please see the following example.


               EXAMPLE (45-YEAR OLD NON-SMOKING MALE):
----------------------------------------------------------------------
Face Amount                                              $100,000
Death Benefit Option                                            1
Policy Value on the Current Monthly Deduction Day        $ 30,000
Insured's Attained Age                                         45
Corridor Percentage                                           215%
Death Benefit                                            $100,000

On the Monthly Deduction Day in this example, the Death Benefit as then computed would be $100,000, because the Face Amount ($100,000) is greater than the Policy Value multiplied by the applicable corridor percentage ($30,000 x 215% = $64,500). Since the Policy Value on that date is $30,000, the cost of insurance charges per $1,000 are applied to the difference in the net amount at risk of $69,674 (($100,000/1.0032737) - $30,000).

Assume that the Policy Value in the above example was $50,000. The Death Benefit would then be $107,500 (215% x $50,000), since this is greater than the Face Amount ($100,000). The cost of insurance rates in this case would be applied to the net amount at risk of $57,149 (($107,500/ 1.0032737) - $50,000).


The Policy Value may vary monthly, based on the investment performance of the Sub-Accounts you have selected, the addition of interest credited to your Fixed Account (if any), the deduction of charges, and any other Policy transaction. Under Policies with an Option 1 Death Benefit, increases in the Policy Value generally decrease the net amount at risk; conversely, decreases in the Policy Value increase the net amount at risk. Since the cost of insurance charge is based on the net amount at risk, your cost of insurance charge probably will be correspondingly different each month. Under Policies with an Option 2 Death Benefit, however, the net amount at risk does not vary with changes in the Policy Value, unless your Policy's death benefit is determined under a corridor percentage. In that circumstance, increases in the Policy Value increase the net amount at risk. See "Policy Value" on page 13. Accordingly, a change in the Policy Value does not affect your monthly cost of insurance charge, unless it increases your net amount at risk.

We determine the cost of insurance charge separately for the initial Face Amount and each subsequent increase. The cost of insurance charge for increases reflects circumstances, such as the Insured's age and health status, at the time of the increase. The cost of insurance charge covers our anticipated mortality costs for standard and substandard risks. We determine the current cost of insurance rates, but we guarantee that we will never charge you a cost of insurance rate higher than the guaranteed cost of insurance rates shown in the Policy.

We base the cost of insurance rate on the sex, issue age, Policy Year and premium rating class of the Insured, and on the Face Amount. We charge a lower current cost of insurance rate for Policies with a Face Amount of $200,000 or above and further lower the current rate for Policies with a Face Amount of $1,000,000 or above. If an increase in Face Amount of your Policy would raise the total Face Amount above one of these breakpoints, only the amount of the increase above the breakpoint is eligible for a lower current cost of insurance rate. Although we base the current cost of insurance rate on our expectations as to future mortality experience, that rate will never exceed a maximum cost of insurance rate based on the 1980 Commissioners Standard Ordinary ("1980 CSO") Smoker and Non-Smoker Mortality Table based on the Insured's sex and Age.



                                32   PROSPECTUS

If we ever charge you a cost of insurance rate during the first five Policy Years that is greater than the rate provided by the rate scale in effect on the Issue Date we will notify you. For 60 days after we mail that notice, you may surrender your Policy without paying any surrender charge.

Beginning on the Policy Anniversary following the Insured's 100th birthday, we waive all cost of insurance charges, administrative expense charges, mortality and expense risk charge, and monthly policy fees.

RIDER CHARGES. If your Policy includes one or more riders, a charge applicable to each rider you purchased is made from your Policy Value each month. The charge is to compensate us for the anticipated cost of providing these benefits and is specified on the applicable rider. The rider charges are summarized in the table on page 10 of this Prospectus. For a description of the optional riders, see "Optional Insurance Benefits" beginning on page 26.

SEPARATE ACCOUNT INCOME TAXES. We are not currently deducting or maintaining a provision for taxes. In the future, however, we may establish a provision for taxes if we determine, in our sole discretion, that we will incur a tax from the operation of the Separate Account. We will deduct for any taxes we incur as a result of the operation of the Separate Account, whether or not we previously made a provision for taxes and whether or not it was sufficient.

PORTFOLIO CHARGES. You indirectly bear the charges and expenses of the Portfolios whose shares are held by the Sub-Accounts to which you allocate your Policy Value. The third table in "Fee Tables" above contains a summary of current estimates of those charges and expenses. These charges and expenses are deducted from the assets of the Portfolios. For more detailed information, please refer to the Prospectuses for the appropriate Portfolios.

We receive compensation from the investment advisers or administrators of some of the Portfolios. Such compensation is consistent with the services we provide or the cost savings resulting from the arrangement and therefore may differ between Portfolios. Such compensation typically is a percentage of the Separate Account assets invested in the relevant Portfolio and generally may range up to 0.25% annually of net assets. We receive Rule 12b-1 fees or service fees directly from some of the Portfolios for providing certain services primarily intended to assist in the account servicing of the Portfolios' shares held by corresponding Sub-Accounts. These fees also may range up to 0.25% of net assets invested in the relevant Portfolio.

SURRENDER CHARGE. If you surrender your Policy, we may subtract a surrender charge from the surrender proceeds. The surrender charge equals the amount shown in the surrender charge table in your Policy, plus any additional surrender charge due to increases in the Face Amount of your Policy. The amount of the surrender charge decreases over time.

Initial Surrender Charge. When we issue your Policy, we determine the initial
-------------------------
surrender charge. To determine the initial surrender charge, we multiply the Initial Face Amount of your Policy by a rate per thousand dollars of Face Amount. The applicable rate depends on the Insured's age at issue, sex and status as a smoker or non-smoker. For example, if the Insured is age 45 when your Policy is issued, the applicable rates per thousand are as follows:


Male Non-Smoker          $ 19.31
Male Smoker              $ 23.49
Female Non-Smoker        $ 16.00
Female Smoker            $ 18.28

Accordingly, if the Insured were a male non-smoker age 45 and the Policy's Face Amount were $100,000, the surrender charge initially would be $1,931.

The rates for each category are greater or lesser according to the age of the Insured when your Policy is issued. The maximum rates are as follows:


Male Non-Smoker          $ 46.06
Male Smoker              $ 46.51
Female Non-Smoker        $ 42.56
Female Smoker            $ 46.33

If you surrender your Policy after nine Policy Years have elapsed, we do not charge a surrender charge (unless you have increased the Face Amount of your Policy, as explained below). Before that time, we determine the applicable surrender charge by multiplying the initial surrender charge on your Policy by the appropriate surrender charge percentage for the Policy Year in which the surrender occurs. The applicable surrender charge percentage depends on the Insured's sex, age when your Policy was issued, and the number of years elapsed since your Policy was issued. For example, the following surrender charge percentage rates would apply if the Insured were 45 years old when your Policy was issued:


                                33   PROSPECTUS

                      MALE,           MALE,         FEMALE,         FEMALE,
                    NONSMOKER        SMOKER        NONSMOKER        SMOKER
 POLICY YEAR          AGE 45         AGE 45          AGE 45         AGE 45
-------------      -----------      --------      -----------      --------
      1                100%            100%           100%            100%
      2                100%            100%           100%            100%
      3                100%            100%           100%            100%
      4                 85%             85%            85%             85%
      5                 71%             71%            71%             71%
      6                 57%             57%            57%             57%
      7                 43%             43%            43%             43%
      8                 29%             28%            28%             28%
      9                 15%             15%            14%             15%
      10                 0%              0%             0%              0%

Thus, in the example given above, if the Policy were surrendered during the 7th Policy Year, the surrender charge would equal [$830.33 ($1,931 x 43%)]. A different surrender charge percentage rate might apply if the Insured is older than 45 when the Policy is issued.

Surrender Charge on Increases in Initial Face Amount. If you increase the
-----------------------------------------------------
Initial Face Amount of your Policy, we determine an additional surrender charge amount applicable to the amount of the increase. We determine the initial amount of the additional surrender charge using the same formula and rates used in determining the initial surrender charge, except that we use the Insured's age and smoking status at the time of the increase, rather than at the time your Policy was issued.

The surrender charge on the increase also decreases over a nine Policy Year period, starting from the effective date of the increase. The schedule of surrender charge percentages applicable to the additional surrender charge is based on the Insured's Age at the time of the increase. If you surrender your Policy or make a partial withdrawal, we separately calculate the surrender charge applicable to the Initial Face amount and each increase and add those amounts to determine the total surrender charge.

If you decrease the Face Amount, the applicable surrender charge remains the same.

We include in your Policy a table showing the surrender charge rates and the surrender charge percentages applicable under the Policies. For additional information concerning the rates applicable to you, please consult your agent. In addition, a table of the applicable rates is on file with the SEC as an exhibit to the registration statement for the Policies.

The Premium Expense Charge (in part) and the surrender charge are imposed to cover our actual sales expenses, which include agents' sales commissions and other sales and distribution expenses. We expect to recover total sales expenses of the Policies over the life of the Policies. However, the Premium Expense Charge and surrender charge paid with respect to a particular Policy may be higher or lower than the distribution expenses we incurred in connection with that Policy. To the extent distribution costs are not recovered by these charges, we may make up any shortfall from the assets of our general account, which includes funds derived from the mortality and expense charge on the Separate Account assets and the other charges imposed under the Policies.

We do not subtract any portion of the then applicable surrender charge from a partial withdrawal. We do, however, subtract a partial withdrawal service fee of $10 from the amount withdrawn, to cover our expenses relating to the partial withdrawal.

TRANSFER FEE. We currently are not charging a transfer fee. The Policy, however, permits us to charge a transfer fee of $10 on the second and each subsequent transaction in each calendar month in which transfer(s) are effected between Sub-Account(s) and/or the Fixed Account. We will notify you if we begin to charge this fee.

We will deduct the transfer fee from the Policy Value that remains in the Sub-Account(s) or Fixed Account from which we process your transfer. If that amount is insufficient to pay the transfer fee, we will deduct the fee from the transferred amount.

GENERAL POLICY PROVISIONS
--------------------------------------------------------------------------------

BENEFICIARIES. You name the original Beneficiary(ies) and Contingent Beneficiary(ies) in the application for the Policy. You may change the Beneficiary or Contingent Beneficiary at any time, except irrevocable Beneficiaries may not be changed without their consent.

You must request a change of Beneficiary in writing. We provide a form to be completed, signed and filed with us. Your request for a change in Beneficiary or Contingent Beneficiary takes effect upon our filing of a signed and completed form, effective as of the date you signed the form. Until we receive your change instructions, we are


                                34   PROSPECTUS
entitled to rely on your most recent instructions in our files. Accordingly, we are not liable for making a payment to the person shown in our files as the Beneficiary or treating that person in any other respect as the Beneficiary, even if instructions that we subsequently receive from you seek to change your Beneficiaries effective as of a date before we made the payment or took the action in question.

If you name more than one Beneficiary, we divide the Death Benefit among your Beneficiaries according to your most recent written instructions. If you have not given us written instructions, we pay the Death Benefit in equal shares to the Beneficiaries. If one of the Beneficiaries dies before you, we divide the Death Benefit among the surviving Beneficiaries.

ASSIGNMENT. You may assign your Policy as collateral security. You must notify us in writing if you assign the Policy. Until we receive notice from you, we are not liable for any action we may take or payments we may make that may be contrary to the terms of your assignment. We are not responsible for the validity of an assignment. Your rights and the rights of the Beneficiary may be affected by an assignment.

DIVIDENDS. We do not pay any dividend under the Policies.

ABOUT US
--------------------------------------------------------------------------------

ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK.

Allstate Life Insurance Company of New York is a stock life insurance company engaged in the business of writing life insurance and annuities, both individual and group. Our home office is located in Hauppauge, New York. Our administrative offices are located at 2940 S. 84th Street, Lincoln, NE 68506-4142; however, our mailing address is P.O. Box 660191, Dallas, TX 75266-0191. Please see also "General Information and History" in the SAI.

THE SEPARATE ACCOUNT. Allstate Life of New York Variable Life Separate Account A is a segregated asset account of Allstate New York. Allstate New York owns the assets of the Separate Account, but we hold them separate from our other assets. To the extent that these assets are attributable to the Policy Value of the Policies offered by this Prospectus, these assets may not be used to pay any liabilities of Allstate New York other than those arising from the Policies. Income, gains and losses, whether or not realized, from assets allocated to the Separate Account are credited to or charged against the Separate Account without regard to the income, gains, losses or any investment experience of Allstate New York's other assets. Allstate New York is obligated to pay all amounts promised to Policy Owners under the Policies.

The Separate Account is divided into Sub-Accounts. The assets of each Sub-Account are invested in the shares of one of the Portfolios. We do not guarantee the investment performance of the Separate Account, its Sub-Accounts or the Portfolios. Values allocated to the Separate Account rise and fall with the values of shares of the Portfolios and are also reduced by Policy charges. We use the Separate Account to fund the Policies and our other variable universal life insurance policies. We account separately for each type of variable life insurance policy funded by the Separate Account.

FEDERAL TAXES
--------------------------------------------------------------------------------

INTRODUCTION. The following discussion is general and is not intended as tax advice. Allstate New York makes no guarantee regarding the tax treatment of any Policy or transaction involving a Policy. Federal, state, local and other tax consequences of ownership or purchase of a life insurance policy depend upon your circumstances. Our general discussion of the tax treatment of this Policy is based on our understanding of federal income tax laws as they are currently interpreted. A detailed description of all federal income tax consequences regarding the purchase of this Policy cannot be made in the Prospectus. For detailed information, you should consult with a qualified tax adviser familiar with your situation. If you are concerned about any tax consequences with regard to your individual circumstances, you should consult a qualified tax adviser.

TAXATION OF THE COMPANY AND THE SEPARATE ACCOUNT.
Allstate New York is taxed as a life insurance company under Part I of Subchapter L of the Tax Code. The Separate Account is not an entity separate from Allstate New York and its operations form a part of Allstate New York. Therefore, the Separate Account is not taxed separately as a "Regulated Investment Company" under Subchapter M of the Tax Code. Investment income and realized capital gains are automatically applied to increase reserves under the Policies. Under current federal tax law, Allstate New York believes that the Separate Account investment income and realized net capital gains will not be taxed to the extent that such income and gains are applied to increase the reserves under the Policies. Generally, reserves are amounts that Allstate New York is legally required to accumulate and maintain in order to meet future obligations under the Policies. Allstate New York does not anticipate that it will incur any federal


                                35   PROSPECTUS
income tax liability attributable to the Separate Account. Therefore, we do not intend to make provisions for any such taxes. If we are taxed on investment income or capital gains of the Separate Account, then we may impose a charge against the Separate Account in order to make provisions for any such taxes.

TAXATION OF POLICY BENEFITS. In order to qualify as a life insurance policy for federal income tax purposes, the policy must meet the definition of a life insurance policy set forth in Section 7702 of the Tax Code. Section 7702 limits the amount of premiums that may be invested in a policy that qualifies as life insurance. The Policy is structured to meet the Section 7702 definition of a life insurance policy. This means that the Death Benefit is generally excluded from the Beneficiary's gross income under Section 101(a) of the Tax Code and you are generally not taxed on increases in the Policy Value until a distribution occurs.

If the Death Benefit is not received in a lump sum and is, instead, applied under one of the settlement options, payments generally will be prorated between amounts attributable to the Death Benefit, which will generally be excludable from the Beneficiary's income, and amounts attributable to earnings on that income (occurring after the Insured's death), which will be includable in the Beneficiary's income.

If a Policy fails to qualify as life insurance under Section 7702, the Policy will not provide any of the tax advantages normally provided by life insurance. Allstate New York has the right to amend the Policies to comply with any future changes in the Tax Code, any regulations or rulings under the Tax Code and any other requirements imposed by the Internal Revenue Service.

If you surrender the Policy, you are subject to income tax on the portion of the distribution that exceeds the investment in the contract. The investment in the contract is the gross Premium paid for the Policy minus any amounts previously received from the Policy if such amounts were properly excluded from your gross income. If your Policy is not a Modified Endowment Contract, policy loans are not treated as taxable distributions. Interest paid on a Policy loan is generally not deductible. You are generally taxed on partial withdrawals to the extent the amount distributed exceeds the investment in the contract. In certain situations, partial withdrawals or reduction in benefits during the first fifteen years of the Policy may result in a taxable distribution before the investment in the contract is recovered even if the policy is not a Modified Endowment Contract. Withdrawals and loans from Modified Endowment Contracts are subject to less favorable tax treatment. Loans, if not repaid, and withdrawals reduce the contract's death benefit and cash value. For an additional discussion of Modified Endowment Contracts, please see "Federal Taxes - Modified Endowment Contracts" on page 37.

If you are Owner and Insured under the Policy, the Death Benefit will be included in your gross estate for federal estate tax purposes. Even if the Insured is not the Owner but retains incidents of ownership in the Policy, the Death Benefit will also be included in the Insured's gross estate. Examples of incidents of ownership include the right to:

o    change beneficiaries,

o    assign the Policy,

o    revoke an assignment,

o    pledge the Policy, or

o    obtain a Policy loan.

If you are Owner and Insured under the Policy, and you transfer all incidents of ownership in the Policy, the Death Benefit will be included in your gross estate if you die within three years from the date of the ownership transfer. State and local estate and inheritance taxes may also apply. In addition, certain transfers of the Policy or Death Benefit, either during life or at death, to individuals two or more generations below the transferor may be subject to the federal generation skipping transfer tax. This rule also applies if the transfer is to a trust for the benefit of individuals two or more generations below the transferor.

The Policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. If you are contemplating the use of a Policy in any of these arrangements, you should consult a qualified tax adviser regarding the tax attributes of the particular arrangement. We no longer sell life insurance contracts to corporate and self-employed tax-qualified retirement pension and profit sharing plans subject to Section 401.

EMPLOYER OWNED LIFE INSURANCE (A.K.A. "COLI").
The Pension Reform Act, enacted in 2006, includes provisions affecting the taxation of Death Benefits paid from policies owned by "Employers." Although these policies are commonly referred to as Corporate Owned Life Insurance ("COLI"), the term "Employer" includes any person or non-natural entity such as a partnership, LLC, or corporation, which is engaged in a trade or business. The term Employer also includes a person or entity related to the policyholder under the attribution rules of Tax Code sections 267(b) or 707(b)(1), and any person or entity engaged in a trade or business which is under common control with the policyholder.

Generally for contracts issued to employers after August 17, 2008, the portion of the Death Benefit in excess of the premiums or other amounts the employer paid for the policy will be treated as income unless:


                                36   PROSPECTUS

o    the insured was an employee within 12 months of death;

o    proceeds are paid to the insured's beneficiary;

o proceeds are used to buy back any equity interest owned by the insured at the time of death; or

o the insured was a "highly compensated employee" or "highly compensated individual."

For purposes of the COLI rules, "highly compensated employees" are:

o    more than 5% owners;

o    directors; and

o    anyone else in the top 35% of employees ranked by pay.

"Highly compensated individuals" are individuals who are:

o    more than 10% owners;

o    one of the five highest paid officers; or

o    among the highest paid 35% of all employees.

The new COLI provision also includes notice and consent requirements, and reporting requirements.

MODIFIED ENDOWMENT CONTRACTS. A life insurance policy is treated as a "Modified Endowment Contract" under Section 7702A of the Tax Code if it meets the definition of life insurance in Section 7702, but fails the "seven-pay" test of
Section 7702A. The seven-pay test limits the amount of premiums that can be paid into the contract before the Policy will become a Modified Endowment Contract. We will not accept any Premiums that cause the Policy to become a Modified Endowment Contract unless we receive from you a written acknowledgment that the Policy will become a Modified Endowment Contract. An exchange under
Section 1035 of the Tax Code of a life insurance policy that is not a Modified Endowment Contract will not cause the new policy to be a Modified Endowment Contract if no additional premiums are paid. An exchange under Section 1035 of the Code of a life insurance policy that is a Modified Endowment Contract for a new life insurance policy will always cause the new policy to be a Modified Endowment Contract.

If your Policy is not issued as a Modified Endowment Contract, it can become a Modified Endowment Contract under certain circumstances. If your Policy is materially changed at any time, your policy must be tested to determine whether it has become a Modified Endowment Contract. A material change includes certain increases in the policy's death benefit and the addition or increase of certain riders. Your Policy will be treated as though it were a new contract on the day the material change takes effect, a new seven-pay limit will be calculated, and a new seven-pay period will begin. Additionally, if the benefits provided by your Policy are reduced during the first 7 years of the policy or during a "seven-pay period", the seven-pay test will be applied as though the policy were intially issued with the reduced benefits. If the cumulative premiums paid into the Policy prior to the reduction in benefits are in excess of the seven-pay limit for the reduced benefit, then your policy will become a Modified Endowment Contract.

If a contract is classified as a Modified Endowment Contract, the Death Benefit will still qualify for the exclusion from gross income, and increases in Policy value are not subject to current taxation unless withdrawn or otherwise accessed. If you receive any amount as a Policy loan (including unpaid interest that is added to the loan balance) from a Modified Endowment Contract, or assign or pledge any part of the value of the Policy, such amount is treated as a distribution. Withdrawals and distributions made from a Modified Endowment Contract before the Insured's death are treated as taxable income first, then as recovery of the investment in the contract. The taxable portion of any distribution from a Modified Endowment Contract is subject to an additional 10% penalty tax, except as follows:

o distributions made on or after the date on which the taxpayer attains age 59 1/2;

o distributions attributable to the taxpayer's becoming disabled (within the meaning of Section 72(m)(7) of the Tax Code); or

o any distribution that is part of a series of substantially equal periodic payments (paid not less frequently than annually) made for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of such taxpayer and his or her beneficiary.

All Modified Endowment Contracts that are issued within any calendar year to the same owner by one company or its affiliates shall be treated as one Modified Endowment Contract in determining the taxable portion of any distributions from any of the contracts required to be aggregated.

INCOME TAX WITHHOLDING. Generally, Allstate Life Insurance Company of New York is required to withhold federal income tax at a rate of 10% from taxable distributions. The customer may elect out of withholding by completing and signing a withholding election form. If no election is made, we will automatically withhold the required 10% of the taxable amount. In certain states, if there is federal withholding, then state withholding is also mandatory. Election out of withholding is valid only if the customer provides a U.S. residence address and taxpayer identification number.

DIVERSIFICATION REQUIREMENTS. For a Policy to qualify as a variable life insurance policy for federal tax purposes, the investments in the Separate Account must be "adequately diversified" consistent with standards under Treasury Department regulations. If the investments in


                                37   PROSPECTUS
the Separate Account are not adequately diversified, the Policy will not be treated as a variable life insurance policy for federal income tax purposes. As a result, you will be taxed on the excess of the Policy Value over the investment in the contract. Although Allstate New York does not have control over the Portfolios or their investments, we expect the Portfolios to meet the diversification requirements.

OWNERSHIP TREATMENT. The IRS has stated that you will be considered the owner of Separate Account assets if you possess incidents of ownership in those assets, such as the ability to exercise investment control over the assets. At the time the diversification regulations were issued, the Treasury Department announced that the regulations do not provide guidance concerning circumstances in which investor control of the Separate Account investments may cause a policy owner to be treated as the owner of the Separate Account. The Treasury Department also stated that future guidance would be issued regarding the extent that owners could direct Subaccount investments without being treated as owners of the underlying assets of the Separate Account.

Your rights under the Policy are different than those described by the IRS in private and public rulings in which it found that policy owners were not owners of separate account assets. For example, if your Policy offers more than twenty
(20) investment alternatives you have the choice to allocate premiums and policy values among a broader selection of investment alternatives than described in such rulings. You may be able to transfer among investment alternatives more frequently than in such rulings. These differences could result in your being treated as the owner of the Separate Account. If this occurs, income and gain from the Separate Account assets would be includible in your gross income. Allstate New York does not know what standards will be set forth in any regulations or rulings which the Treasury Department may issue. It is possible that future standards announced by the Treasury Department could adversely affect the tax treatment of your Policy. We reserve the right to modify the Policy as necessary to attempt to prevent you from being considered the federal tax owner of the assets of the Separate Account. However, we make no guarantee that such modification to the Policy will be successful.

DISTRIBUTION
--------------------------------------------------------------------------------

ADLLC, Inc. ("ADLLC"), located at 3100 Sanders Road, Northbrook, IL 60062-7154 serves as distributor of the Policies. ADLLC, an affiliate of Allstate New York, is a wholly owned subsidiary of Allstate Life Insurance Company. ADLLC is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority ("FINRA").

ADLLC does not sell Policies directly to purchasers. ADLLC enters into selling agreements with affiliated and unaffiliated broker-dealers and banks to sell the Policies through their registered representatives. The broker-dealers are registered with the SEC and are FINRA member firms. Their registered representatives are licensed as insurance agents by applicable state insurance authorities and appointed as agents of Allstate New York in order to sell the Policies. Policies also may be sold by representatives or employees of banks that may be acting as broker-dealers without separate registration under the Exchange Act, pursuant to legal and regulatory exceptions.

We will pay commissions to broker-dealers and banks that sell the Policies. Commissions paid vary, but we may pay up to a maximum sales commission of approximately 99% plus 19% of additional Premiums in the second year plus 5% of any additional Premiums in years 3-5. In addition, we may pay a trail commission of 0.70% of Policy Value on Policies that have been in force for at least one year. Individual representatives receive a portion of compensation paid to the broker-dealer or bank with which they are associated in accordance with the broker-dealer's or bank's practices.

From time to time, we pay asset-based compensation and/or marketing allowances to banks and broker-dealers. These payments vary among individual banks and broker dealers, and the asset-based payments may be up to 0.25% of Policy Value annually. These payments are intended to contribute to the promotion and marketing of the Policies, and they vary among banks and broker-dealers. The marketing and distribution support services include but are not limited to: (1) placement of the Policies on a list of preferred or recommended products in the bank's or broker-dealer's distribution system; (2) sales promotions with regard to the Policies; (3) participation in sales conferences; and (4) helping to defray the costs of sales conferences and educational seminars for the bank or broker-dealer's registered representatives. A list of broker-dealers and banks that ADLLC paid pursuant to such arrangements is provided in the Statement of Additional Information, which is available upon request. For a free copy, please write or call us at the address or telephone number listed on the


                                38   PROSPECTUS
front page of this prospectus, or go to the SEC's Web site (http:// www.sec.gov).

To the extent permitted by FINRA rules and other applicable laws and regulations, we may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. We may not offer the arrangements to all broker-dealers and banks and the terms of the arrangement may differ among broker-dealers and banks.

Individual registered representatives, broker-dealers, banks, and branch managers within some broker-dealers and banks participating in one of these compensation arrangements may receive greater compensation for selling the contract than for selling a different contact that is not eligible for the compensation arrangement. While we take the compensation into account when establishing contract charges, any such compensation will be paid by us or ADLLC and will not result in any additional charge to you. Your registered representative can provide you with more information about the compensation arrangements that apply to the sale of the contract.

Allstate New York does not pay ADLLC a commission for distribution of the Policies. ADLLC compensates its representatives who act as wholesalers, and their sales management personnel, for Policy sales. This compensation is based on a percentage of premium payments and/or a percentage of Policy values. The underwriting agreement with ADLLC provides that we will reimburse ADLLC for expenses incurred in distributing the Policies, including any liability to Policy Owners arising out of services rendered or Policies issued.

LEGAL PROCEEDINGS
--------------------------------------------------------------------------------

There are no pending material legal proceedings to which the Separate Account or principal underwriter is a party. Allstate New York is engaged in routine lawsuits, which, in our management's judgment, are not of material importance to its respective total assets or material with respect to the Separate Account.

LEGAL MATTERS
--------------------------------------------------------------------------------

All matters of New York law pertaining to the Policy, including the validity of the Policy and our right to issue the Policy under New York law, have been passed upon Susan L. Lees, General Counsel, Allstate New York.

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

The financial statements of the Sub-Accounts which comprise the Separate Account, as of December 31, 2011, and for each of the periods in the two year period then ended, the financial statements of Allstate New York as of December 31, 2011 and 2010, and for each of the three years in the period ended December 31, 2011, and the related financial statement schedules of Allstate New York and the accompanying Reports of Independent Registered Public Accounting Firm appear in the Statement of Additional Information.

                                39   PROSPECTUS

GLOSSARY OF SPECIAL TERMS
--------------------------------------------------------------------------------

Please refer to this list for the meaning of the following terms:

ACCUMULATION UNIT - An accounting unit of measurement, which we use to calculate the value of a Sub-Account.

AGE - The Insured's age at his or her last birthday.

BENEFICIARY(IES) - The person(s) named by you to receive the Death Benefit under the Policy. You name the original Beneficiary(ies) and Contingent Beneficiary(ies) in the application for the Policy. You may change the Beneficiary or Contingent Beneficiary at any time, except irrevocable Beneficiaries may not be changed without their consent

DEATH BENEFIT - The amount payable to the Beneficiary under the Policy upon the death of the Insured, before payment of any unpaid Policy Debt or Policy Charges.

FACE AMOUNT - The initial amount of insurance under your Policy, adjusted for any changes in accordance with the terms of your Policy.

FIXED ACCOUNT - The portion of the Policy Value allocated to our general account.

GRACE PERIOD - A 61-day period during which the Policy remains in force so as to permit you to pay sufficient additional Premium to keep the Policy from lapsing.

INSURED - The person whose life is Insured under the Policy.

ISSUE DATE - The date on which the Policy is issued, which shall be used to determine Policy Anniversaries, Policy Years and Policy Months.

LOAN ACCOUNT - An account established for amounts transferred from the Sub-Accounts and the Fixed Account as security for outstanding Policy loans.

MATURITY DATE - The Policy does not have a Maturity Date.

MONTHLY AUTOMATIC PAYMENT - A method of paying a Premium each month automatically, for example by bank draft or salary deduction.

MONTHLY DEDUCTION - The amount deducted from Policy Value on each Monthly Deduction Day for the policy fee, administrative expense charge, mortality and expense risk charge, cost of insurance charge, and the cost of any benefit riders.

MONTHLY DEDUCTION DAY - The same day in each month as the Issue Date. If a month does not have that day, the deduction will be made as of the last day of the month. The day of the month on which Monthly Deductions are taken from your Policy Value.

NET DEATH BENEFIT - The Death Benefit, less any Policy Debt.

NET INVESTMENT FACTOR - The factor we use to determine the change in value of an Accumulation Unit in any Valuation Period. We determine the Net Investment Factor separately for each Sub-Account.

NET POLICY VALUE - The Policy Value, less any Policy Debt.

NET PREMIUM - The Premium less the Premium Expense Charge.

NET SURRENDER VALUE - The Policy Value less any applicable surrender charges and less any unpaid Policy Debt. The Net Surrender Value must be positive for the Policy to remain in effect, unless the Safety Net Premium feature is in effect.

POLICY ANNIVERSARY - The same day and month as the Issue Date for each subsequent year the Policy remains in force.

POLICY DEBT - The sum of all unpaid Policy loans and accrued loan interest.

POLICY OWNER ("YOU" "YOUR") - The person(s) having the rights and privileges of ownership defined in the Policy. The Policy Owner may or may not be the same person as the Insured. If your Policy is issued pursuant to a retirement plan, your ownership privileges may be modified by the plan.

POLICY VALUE - The sum of the values of your interests in the Sub-Accounts of the Separate Account, the Fixed Account and the Loan Account. The amount from which the Monthly Deductions are made and the Death Benefit is determined.

POLICY YEAR - Each twelve-month period beginning on the Issue Date and each Policy Anniversary.

PORTFOLIO(S) - The underlying mutual funds in which the Sub-Accounts invest. Each Portfolio is an investment company registered with the SEC or a separate investment series of a registered investment company.

PREMIUM - Amounts paid to us as premium for the Policy by you or on your behalf.

SAI - Statement of Additional Information, which is attached to and incorporated by reference in this Prospectus.

SAFETY NET PREMIUM - A feature under which we guarantee that, regardless of declines in your Policy Value, your Policy does not enter the Grace Period if your total Premiums paid since the Issue Date, less any partial withdrawals and outstanding Policy loans made by you, are at least as great as the monthly Safety Net Premium amount times the number of months since the Issue Date.


                                40   PROSPECTUS

SEPARATE ACCOUNT - The Allstate Life of New York Variable Life Separate Account A, which is a segregated investment account of Allstate Life of New York.

SUB-ACCOUNT - A subdivision of the Separate Account, which invests wholly in shares of one of the Portfolios.

SURRENDER VALUE - The Policy Value less any applicable surrender charges.

TAX CODE - The Internal Revenue Code of 1986, as amended.

VALUATION DATE - Each day the New York Stock Exchange is open for business. We do not determine Accumulation Unit Value on days on which the New York Stock Exchange is closed for trading.

VALUATION PERIOD - The period of time over which we determine the change in the value of the Sub-Accounts in order to price Accumulation Units. Each Valuation Period begins at the close of normal trading on the New York Stock Exchange, currently 4:00 p.m. Eastern time, on each Valuation Date and ends at the close of the NYSE on the next Valuation Date.

WE, US, OUR - Our company, Allstate Life Insurance Company of New York, sometimes referred to as "Allstate New York."

YOU, YOUR - The person having the rights and privileges of ownership in the Policy.


                                41   PROSPECTUS

FIN449NY-9

                       STATEMENT OF ADDITIONAL INFORMATION
                     CONSULTANT ACCUMULATOR FLEXIBLE PREMIUM
                   VARIABLE UNIVERSAL LIFE INSURANCE POLICIES



           DATE OF STATEMENT OF ADDITIONAL INFORMATION: May 1, 2012

           ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

             DEPOSITOR: ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK


     This Statement of Additional Information is not a prospectus. Please review the Prospectus, which contains information concerning the Policies described above. You may obtain a copy of the Prospectus without charge by calling us at 1-800-865-5237 or writing to us at the address immediately below. The defined terms used in this Statement of Additional Information are as defined in the
                                  Prospectus.



                   Allstate Life Insurance Company of New York
                                P.O. Box 660191
                            Dallas, Texas 75266-0191


              The Date of this Statement of Additional Information
                 and of the related Prospectus is May 1, 2011

                                TABLE OF CONTENTS

GENERAL INFORMATION AND HISTORY...........................................
     Description of Allstate Life Insurance Company of New York...........
     State Regulation of Allstate New York................................
     Allstate Life of New York Variable Life Separate Account A...........

EXPERTS...................................................................
ADDITIONAL INFORMATION CONCERNING THE OPERATION OF YOUR
POLICY............................................
     Replacement of Modified Endowment Contracts..........................
     Computation of Policy Value..........................................
     Transfers Authorized by Telephone....................................
GENERAL POLICY PROVISIONS  ...............................................
     Statements to Policy Owners..........................................
     Limit on Right to Contest............................................
     Suicide..............................................................
     Misstatement as to Age and Sex......................................
DISTRIBUTOR...............................................................
DISTRIBUTION OF THE POLICY................................................
FINANCIAL STATEMENTS......................................................
ILLUSTRATION OF POLICY VALUES, DEATH BENEFITS, AND NET SURRENDER
VALUES......................................................

                         GENERAL INFORMATION AND HISTORY

           Description Of Allstate Life Insurance Company of New York.

Allstate Life Insurance Company of New York ("ALLSTATE NEW YORK") is the issuer of the Policy. Allstate New York is a stock life insurance company organized under the laws of the State of New York. Allstate New York was incorporated in 1967 and was known as "Financial Life Insurance Company" from 1967 to 1978. From 1978 to 1984, Allstate New York was known as "PM Life Insurance Company." Since 1984 the company has been known as "Allstate Life Insurance Company of New York.

Allstate New York is currently licensed to operate in New York and several other jurisdictions. We intend to offer the Policy only in New York. Our headquarters is located at 100 Motor Parkway, Hauppauge, NY 11788-5107. Our service center is located in Lincoln, Nebraska (mailing address: on the first page of the prospectus).

Allstate New York is a wholly owned subsidiary of Allstate Life Insurance Company ("ALLSTATE LIFE"), a stock life insurance company incorporated under the laws of the State of Illinois. Allstate Life is a wholly owned subsidiary of Allstate Insurance Company, a stock property-liability insurance company incorporated under the laws of Illinois. With the exception of the directors qualifying shares, all of the outstanding capital stock of Allstate Insurance Company is owned by The Allstate Corporation.

                     State Regulation of Allstate New York.

We are subject to the laws of New York State and regulated by the New York State Insurance Department. Every year we file an annual statement with the Insurance Department covering our operations for the previous year and our financial condition as of the end of the year. We are inspected periodically by the New York State Insurance Department to verify our contract liabilities and reserves. We also are examined periodically by the National Association of Insurance Commissioners. Our books and records are subject to review by the New York State Insurance Department at all times. We are also subject to regulation under the insurance laws of every jurisdiction in which we operate.

               Allstate Life of New York Variable Life Account A.

Allstate New York established the Allstate Life of New York Variable Life Separate Account A on December 15, 1995. The Separate Account meets the definition of a "Separate Account" under the federal securities laws and is registered with the SEC as a unit investment trust under the Investment Company Act of 1940. The SEC does not supervise the management of the Separate Account or Allstate New York.

                                     EXPERTS

The financial statements and the related financial statement schedules of Allstate Life Insurance Company of New York and the financial statements of the sub-accounts of Allstate Life of New York Variable Life Separate Account A included in the Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports appearing herein and elsewhere in the Registration Statement (which report relating to the financial statements and financial statement schedules of Allstate Life Insurance Company of New York expresses an unqualified opinion on the financial statements and financial statement schedules and includes an explanatory paragraph referring to a change in recognition and presentation for other-than-temporary impairments of debt securities in 2009.) Such financial statements and financial statement schedules have been so included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.



         ADDITIONAL INFORMATION CONCERNING THE OPERATION OF YOUR POLICY

Replacement of Modified Endowment Contracts. If you replace a modified endowment contract issued by another insurer with a Policy, your Policy will also be a modified endowment contract. Our ability to determine whether a replaced Policy issued by another insurer is a modified endowment contract is based solely on the sufficiency of the Policy data we receive from the other insurer. We do not consider ourselves liable to you if that data is insufficient to accurately determine whether the replaced Policy is a modified endowment contract. You should discuss this issue with your tax adviser if it pertains to your situation. Based on the information provided to us, we will notify you as to whether you can contribute more Premiums to your Policy without causing it to become a modified endowment contract.

Computation of Policy Value. On each Valuation Date, the portion of your Policy Value in a particular Subaccount will equal:

     (1) The total value of your Accumulation Units in the Subaccount; plus

     (2) Any Net Premium received from you and allocated to the Subaccount during the current Valuation Period; plus

     (3) Any Policy Value transferred to the Subaccount during the current Valuation Period; minus

     (4) Any Policy Value transferred from the Subaccount during the current Valuation Period; minus

     (5) Any amounts withdrawn by you (plus the applicable withdrawal charge) from the Subaccount during the current Valuation Period; minus

     (6) The portion of any Monthly Deduction allocated to the Subaccount during the current Valuation Period for the Policy Month following the Monthly Deduction Day.

On each Valuation Date, the portion of your Policy Value in the Fixed Account will equal:

     (1) Any Net Premium allocated to it, plus

     (2) Any Policy Value transferred to it from the Subaccounts; plus

     (3) Interest credited to it; minus

     (4) Any Policy Value transferred out of it; minus

     (5) Any amounts withdrawn by you (plus the applicable withdrawal charge); minus

     (6) The portion of any Monthly Deduction allocated to the Fixed Account.

All Policy Values equal or exceed those required by law. Detailed explanations of methods of calculation are on file with the appropriate regulatory authorities.

Transfers Authorized by Telephone. You may make transfers by telephone. To give a third party authorization, you must first send us a completed authorization form.

         The cut off time for telephone transfer requests is 4:00 p.m. Eastern time. Calls completed before 4:00 p.m. will be effected on that day at that day's price. Calls completed after 4:00 p.m. will be effected on the next day that the NYSE and we are open for business, at that day's price.


                            GENERAL POLICY PROVISIONS

Statements to Policy Owners. We will maintain all records relating to the Separate Account and the Subaccounts. Each year we will send you a report showing information concerning your Policy transactions in the past year and the current status of your Policy. The report will include information such as the Policy Value as of the end of the current and the prior year, the current Death Benefit, Surrender Value, Policy Debt, partial withdrawals, earnings, Premiums paid, and deductions made since the last annual report. We will also include any information required by state law or regulation. If you ask us, we will send you an additional report at any time. We may charge you up to $25 for this extra report. We will tell you the current charge before we send you the report.

         In addition, we will send you the reports required by the 1940 Act. We will mail you confirmation notices or other appropriate notices of Policy transactions quarterly or more frequently if required by law. You should therefore give us prompt written notice of any address change. You should read your statements and confirmations carefully and verify their accuracy. You should contact us promptly with any questions.

Limit on Right to Contest. We may not contest the insurance coverage under the Policy after the Policy has been in force for two years while the Insured is alive. If the Policy has lapsed and been reinstated, we may not contest the reinstatement after two years from the date of the reinstatement while the Insured is alive. We may not contest any increase in the Face Amount of the Policy after the increase has been in effect for two years while the Insured is alive.

Suicide. If the Insured commits suicide within two years of the Issue Date or within two years of any increase in the Face Amount, we are not required to pay the full Death Benefit that would otherwise be payable. Instead, we will pay an amount equal to the Policy Value less any Policy Debt and the Policy will stop. If within two years of the effective date of any increase in the Face Amount the Insured commits suicide, we will pay a Death Benefit for the increase equal to the total cost of insurance charges.

Misstatement as to Age and Sex. If the age or sex of the Insured is incorrectly stated in the application, we will adjust the Death Benefit appropriately as specified in the Policy.

                                   DISTRIBUTOR

     Effective September 1, 2011, our former distributor ALFS, Inc. merged into Allstate Distributors, LLC. Both ALFS, Inc. and Allstate Distributors, LLC are wholly owned subsidiaries of Allstate Life Insurance Company.

     Allstate Distributors, LLC, ("ADLLC") serves as principal underwriter and distributor of the Policies. ADLLC is a wholly-owned subsidiary of Allstate Life Insurance Company. ADLLC is a registered broker dealer under the Securities and Exchange Act of 1934, as amended ("Exchange Act"), and is a member of FINRA.

         Allstate New York does not pay ADLLC a commission for distribution of the Policies. The underwriting agreement with ADLLC provides that we will reimburse ADLLC for expenses incurred in distributing the Policies, including liability arising out services we provide on the Policies.

                                           2009     2010      2011
========================================= ======= ========  ========
========================================= ======= ========  ========
Commission paid to ADLLC that were paid      0        0        0
to other broker-dealers and registered
representatives

Commission kept by ADLLC                     0        0        0

Other fees paid to ADLLC for                 0        0        0
distribution services


                           DISTRIBUTION OF THE POLICY

     Allstate New York offers the Policies on a continuous basis. The Policies are sold by registered representatives of broker-dealers who are our licensed insurance agents, either individually or through an incorporated insurance agency. Registered representatives who sell the Policy will be paid a maximum sales commission of approximately 99% plus 19% of additional Premiums in the second year plus 5% of any additional Premiums in years 3-5. Registered representatives also may be eligible for a trail commission of 0.70% of Policy Value on Policies that have been in force for at least one year. In addition, certain bonuses and managerial compensation may be paid. We pay all such commissions and incentives.

     Commissions payable to sales representatives for the sale of the Policy are calculated based on the total Premium payments. If you purchase a Primary Insured Rider, the commissions will vary depending on the allocation of your coverage between the base Policy and the Primary Insured Rider. The same initial Death Benefit will result in the highest commission when there is no Primary Insured Rider, with the commission declining as the portion of the Death Benefit coverage allocated to the Primary Insured Rider increases. Thus, the lowest commission amount is payable when the maximum Primary Insured Rider is purchased.

                              FINANCIAL STATEMENTS

The statements of net assets of each of the individual Sub-Accounts, which comprise the Separate Account, as of December 31, 2011, and the related statements of operations and changes in net assets for each of the periods in the two year period ended December 31, 2010, the financial statements of Allstate Life Insurance Company of New York as of December 31, 2011 and 2010 and for each of the three years in the period ended December 31, 2011, and the related financial statement schedules of Allstate Life Insurance Company of New York and the accompanying Reports of Independent Registered Public Accounting Firm appear in the pages that follow. The financial statements and schedules of Allstate Life Insurance Company of New York included herein should be considered only as bearing upon the ability of Allstate Life Insurance Company of New York to meet its obligations under the Policies.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Directors and Shareholder of Allstate Life Insurance Company of New York
Hauppauge,  NY

We have audited the accompanying Statements of Financial Position of Allstate Life Insurance Company of New York (the "Company"), an affiliate of The Allstate Corporation, as of December 31, 2011 and 2010, and the related Statements of Operations and Comprehensive Income, Shareholder's Equity, and Cash Flows for each of the three years in the period ended December 31, 2011. Our audits also included Schedule I-Summary of Investments-Other Than Investments in Related
Parties, Schedule IV-Reinsurance, and Schedule V-Valuation Allowances and Qualifying Accounts. These financial statements and financial statement schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial statement schedules based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of Allstate Life Insurance Company of New York as of December 31, 2011 and 2010, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2011, in conformity with accounting principles generally accepted in the United States of America. Also, in our opinion, Schedule I-Summary of Investments-Other Than
Investments in Related Parties, Schedule IV-Reinsurance, and Schedule V-Valuation Allowances and Qualifying Accounts, when considered in relation to the basic financial statements taken as a whole, present fairly in all material respects the information set forth therein.

In 2009, the Company changed its recognition and presentation for other-than-temporary impairments of debt securities.

/s/ Deloitte & Touche LLP

Chicago, Illinois
MARCH 8, 201

                  ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
               STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME




($IN THOUSANDS)                                                                        YEAR ENDED DECEMBER 31,
                                                                                      -------------------------
                                                                                                          2011         2010
                                                                                      -------------------------    ---------
REVENUES
   Premiums (net of reinsurance ceded of $30,271, $30,578 and $29,907)                $                 43,806     $ 45,087
   Contract charges (net of reinsurance ceded of $28,097, $29,092 and $25,999)                          54,845       52,063
   Net investment income                                                                               356,269      368,695
   Realized capital gains and losses:
      Total other-than-temporary impairment losses                                                     (21,804)     (45,075)
      Portion of loss recognized in other comprehensive income                                           2,226        2,479
            Net other-than-temporary impairment losses recognized in earnings                          (19,578)     (42,596)
                                                                                      -------------------------    ---------
      Sales and other realized capital gains and losses                                                 62,485       (3,253)
            Total realized capital gains and losses                                                     42,907      (45,849)
                                                                                      -------------------------    ---------

                                                                                                       497,827      419,996

COSTS AND EXPENSES
   Contract benefits (net of reinsurance ceded of $24,285, $25,524 and $5,510)                         184,166      182,786
   Interest credited to contractholder funds (net of reinsurance ceded of $6,855,
      $8,457 and $8,757)                                                                               154,447      168,085
   Amortization of deferred policy acquisition costs                                                    12,091       16,437
   Operating costs and expenses                                                                         35,821       36,540
                                                                                                       386,525      403,848
                                                                                      -------------------------    ---------

INCOME FROM OPERATIONS BEFORE INCOME TAX EXPENSE                                                       111,302       16,148

Income tax expense                                                                                      39,137        5,851

NET INCOME                                                                                              72,165       10,297

OTHER COMPREHENSIVE INCOME, AFTER-TAX
   Change in unrealized net capital gains and losses                                                    51,803      109,160
   Change in unrealized foreign currency translation adjustments                                          (170)          --
        OTHER COMPREHENSIVE INCOME, AFTER-TAX                                                           51,633      109,160
                                                                                      -------------------------    ---------

COMPREHENSIVE INCOME                                                                  $                123,798     $119,457


($IN THOUSANDS)

                                                                                        2009
                                                                                    ---------
REVENUES
   Premiums (net of reinsurance ceded of $30,271, $30,578 and $29,907)              $ 47,659
   Contract charges (net of reinsurance ceded of $28,097, $29,092 and $25,999)        51,834
   Net investment income                                                             372,395
   Realized capital gains and losses:
      Total other-than-temporary impairment losses                                   (52,207)
      Portion of loss recognized in other comprehensive income                         1,131
            Net other-than-temporary impairment losses recognized in earnings        (51,076)
                                                                                    ---------
      Sales and other realized capital gains and losses                              196,544
            Total realized capital gains and losses                                  145,468
                                                                                    ---------

                                                                                     617,356

COSTS AND EXPENSES
   Contract benefits (net of reinsurance ceded of $24,285, $25,524 and $5,510)       170,075
   Interest credited to contractholder funds (net of reinsurance ceded of $6,855,
      $8,457 and $8,757)                                                             201,549
   Amortization of deferred policy acquisition costs                                 148,450
   Operating costs and expenses                                                       41,183
                                                                                     561,257
                                                                                    ---------

INCOME FROM OPERATIONS BEFORE INCOME TAX EXPENSE                                      56,099

Income tax expense                                                                    19,729

NET INCOME                                                                            36,370

OTHER COMPREHENSIVE INCOME, AFTER-TAX
   Change in unrealized net capital gains and losses                                 153,340
   Change in unrealized foreign currency translation adjustments                          --
        OTHER COMPREHENSIVE INCOME, AFTER-TAX                                        153,340
                                                                                    ---------

COMPREHENSIVE INCOME                                                                $189,710

                       See notes to financial statements

                  ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                       STATEMENTS OF FINANCIAL POSITION




 ($IN THOUSANDS, EXCEPT PAR VALUE DATA)                                                 DECEMBER 31,
                                                                                        --------------
                                                                                                 2011           2010
                                                                                        --------------
ASSETS
Investments
 Fixed income securities, at fair value (amortized cost $5,688,505 and $6,000,293)      $   6,253,484     $6,300,109
 Mortgage loans                                                                               564,847        501,476
 Equity securities, at fair value (cost $83,801 and $99,348)                                  104,178        124,559
 Limited partnership interests                                                                 71,383          4,814
 Short-term, at fair value (amortized cost $148,832 and $198,601)                             148,829        198,601
 Policy loans                                                                                  42,213         41,862
 Other                                                                                          5,581         18,776

   Total investments                                                                        7,190,515      7,190,197

Cash                                                                                            3,582          6,534
Deferred policy acquisition costs                                                             169,216        169,937
Reinsurance recoverables                                                                      294,054        309,498
Accrued investment income                                                                      66,969         69,673
Current income taxes receivable                                                                 7,417         14,387
Other assets                                                                                   45,858         15,873
Separate Accounts                                                                             472,048        577,756

     TOTAL ASSETS                                                                       $   8,249,659     $8,353,855


LIABILITIES
Contractholder funds                                                                    $   4,344,897     $4,688,791
Reserve for life-contingent contract benefits                                               2,196,708      1,990,214
Deferred income taxes                                                                         168,401        102,308
Other liabilities and accrued expenses                                                        107,437        158,069
Payable to affiliates, net                                                                      5,745          6,709
Reinsurance payable to parent                                                                   3,933          3,667
Separate Accounts                                                                             472,048        577,756

     TOTAL LIABILITIES                                                                      7,299,169      7,527,514

COMMITMENTS AND CONTINGENT LIABILITIES (NOTE 11)

SHAREHOLDER'S EQUITY
Common stock, $25 par value, 100 thousand shares authorized, issued and outstanding             2,500          2,500
Additional capital paid-in                                                                    140,529        140,529
Retained income                                                                               622,618        550,102
Accumulated other comprehensive income:
 Unrealized net capital gains and losses:
       Unrealized net capital gains and losses on fixed income securities with OTTI            (4,731)         1,488
       Other unrealized net capital gains and losses                                          385,229        209,780
       Unrealized adjustment to DAC, DSI and insurance reserves                              (195,485)       (78,058)
         Total unrealized net capital gains and losses                                        185,013        133,210
                                                                                        --------------    -----------
      Unrealized foreign currency translation adjustments                                        (170)            --
     Total accumulated other comprehensive income                                             184,843        133,210

     TOTAL SHAREHOLDER'S EQUITY                                                               950,490        826,341

     TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY                                         $   8,249,659     $8,353,855

                       See notes to financial statements

                  ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                       STATEMENTS OF SHAREHOLDER'S EQUITY

($ in thousands)                                                                YEAR ENDED DECEMBER 31,
                                                                  ---------------------------------------------------
                                                                                      2011         2010         2009
                                                                  -------------------------    --------    ----------

COMMON STOCK                                                      $                  2,500     $  2,500    $   2,500

ADDITIONAL CAPITAL PAID-IN
Balance, beginning of year                                                         140,529      140,529      140,000
Forgiveness of payable due to an affiliate (see Note 4)                                 --           --          529
Balance, end of year                                                               140,529      140,529      140,529
                                                                  -------------------------    --------    ----------

RETAINED INCOME
Balance, beginning of year                                                         550,102      539,805      482,982
Net income                                                                          72,165       10,297       36,370
Cumulative effect of change in accounting principle                                     --           --       20,376
Forgiveness of payable due to an affiliate (see Note 4)                                351           --           77
Balance, end of year                                                               622,618      550,102      539,805

ACCUMULATED OTHER COMPREHENSIVE INCOME
Balance, beginning of year                                                         133,210       24,050     (108,914)
Change in unrealized net capital gains and losses                                   51,803      109,160      153,340
Change in unrealized foreign currency translation adjustments                         (170)          --           --
Cumulative effect of change in accounting principle                                     --           --      (20,376)
Balance, end of year                                                               184,843      133,210       24,050

TOTAL SHAREHOLDER'S EQUITY                                        $                950,490     $826,341    $ 706,884

                       See notes to financial statements

                  ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                          STATEMENTS OF CASH FLOWS




($IN THOUSANDS)                                                                       YEAR ENDED DECEMBER 31,
                                                                                      -------------------------
                                                                                                          2011               2010
                                                                                      -------------------------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income                                                                            $                 72,165     $       10,297
Adjustments to reconcile net income to net cash provided by operating activities:
Amortization and other non-cash items                                                                  (36,228)           (35,349)
Realized capital gains and losses                                                                      (42,907)            45,849
Interest credited to contractholder funds                                                              154,447            168,085
Changes in:
Policy benefit and other insurance reserves                                                            (22,697)           (18,993)
Deferred policy acquisition costs                                                                      (11,809)            (8,267)
Income taxes                                                                                            45,071              9,288
Other operating assets and liabilities                                                                   1,199             (3,523)
Net cash provided by operating activities                                                              159,241            167,387
                                                                                      -------------------------    ---------------

CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from sales
Fixed income securities                                                                                676,468          1,032,677
Equity securities                                                                                       25,121             69,836
Limited partnership interests                                                                            5,684                  6
Mortgage loans                                                                                              --              7,480
Investment collections
Fixed income securities                                                                                349,578            327,791
Mortgage loans                                                                                          28,155             57,603
Investment purchases
Fixed income securities                                                                               (668,237)        (1,272,428)
Equity securities                                                                                           --            (50,006)
Limited partnership interests                                                                          (63,732)            (4,965)
Mortgage loans                                                                                         (98,131)           (45,491)
Change in short-term investments, net                                                                  (16,744)           129,007
Change in policy loans and other investments, net                                                       15,000            (33,138)
Net cash provided by investing activities                                                              253,162            218,372

CASH FLOWS FROM FINANCING ACTIVITIES
Contractholder fund deposits                                                                           121,937            158,042
Contractholder fund withdrawals                                                                       (537,292)          (546,244)
Net cash used in financing activities                                                                 (415,355)          (388,202)
                                                                                      -------------------------    ---------------

NET (DECREASE) INCREASE IN CASH                                                                         (2,952)            (2,443)
CASH AT BEGINNING OF YEAR                                                                                6,534              8,977
CASH AT END OF YEAR                                                                   $                  3,582     $        6,534
                                                                                      -------------------------    ---------------


($IN THOUSANDS)

                                                                                             2009
                                                                                      ------------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income                                                                            $    36,370
Adjustments to reconcile net income to net cash provided by operating activities:
Amortization and other non-cash items                                                     (50,399)
Realized capital gains and losses                                                        (145,468)
Interest credited to contractholder funds                                                 201,549
Changes in:
Policy benefit and other insurance reserves                                               (20,919)
Deferred policy acquisition costs                                                         115,890
Income taxes                                                                              (10,125)
Other operating assets and liabilities                                                    (21,232)
Net cash provided by operating activities                                                 105,666
                                                                                      ------------

CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from sales
Fixed income securities                                                                 1,850,519
Equity securities                                                                             204
Limited partnership interests                                                                  --
Mortgage loans                                                                             12,580
Investment collections
Fixed income securities                                                                   309,185
Mortgage loans                                                                            141,726
Investment purchases
Fixed income securities                                                                (2,250,840)
Equity securities                                                                        (100,215)
Limited partnership interests                                                                  --
Mortgage loans                                                                            (10,000)
Change in short-term investments, net                                                      95,366
Change in policy loans and other investments, net                                          21,425
Net cash provided by investing activities                                                  69,950

CASH FLOWS FROM FINANCING ACTIVITIES
Contractholder fund deposits                                                              296,991
Contractholder fund withdrawals                                                          (468,595)
Net cash used in financing activities                                                    (171,604)
                                                                                      ------------

NET (DECREASE) INCREASE IN CASH                                                             4,012
CASH AT BEGINNING OF YEAR                                                                   4,965
CASH AT END OF YEAR                                                                   $     8,977
                                                                                      ------------

                       See notes to financial statements

                         NOTES TO FINANCIAL STATEMENTS


1.    GENERAL

BASIS OF PRESENTATION

     The accompanying financial statements include the accounts of Allstate Life Insurance Company of New York (the "Company"), a wholly owned subsidiary of Allstate Life Insurance Company ("ALIC"), which is wholly owned by Allstate Insurance Company ("AIC"). All of the outstanding common stock of AIC is owned by Allstate Insurance Holdings, LLC, a wholly owned subsidiary of The Allstate Corporation (the "Corporation"). These financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP").

To conform to the current year presentation, certain amounts in the prior years' financial statements and notes have been reclassified.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

NATURE OF OPERATIONS

     The Company sells life insurance, retirement and investment products and voluntary accident and health insurance to customers in the State of New York. The principal products are interest-sensitive, traditional and variable life insurance; fixed annuities including deferred and immediate; and voluntary accident and health insurance. The following table summarizes premiums and contract charges by product.




($IN THOUSANDS)                                    2011       2010       2009
                                                -------    -------    -------
PREMIUMS
Traditional life insurance                      $20,728    $20,215    $20,159
Immediate annuities with life contingencies      12,434     14,610     17,934
Accident and health insurance                    10,644     10,262      9,566
   TOTAL PREMIUMS                                43,806     45,087     47,659
                                                -------    -------    -------

CONTRACT CHARGES
Interest-sensitive life insurance                52,228     48,453     47,071
Fixed annuities                                   2,617      3,610      4,763
   TOTAL CONTRACT CHARGES                        54,845     52,063     51,834
      TOTAL PREMIUMS AND CONTRACT CHARGES       $98,651    $97,150    $99,493
                                                -------    -------    -------

     The Company distributes its products to individuals through multiple distribution channels, including Allstate exclusive agencies and exclusive financial specialists, independent agents (including workplace enrolling agents), specialized structured settlement brokers and directly through call centers.

     The Company has exposure to market risk as a result of its investment portfolio. Market risk is the risk that the Company will incur realized and unrealized net capital losses due to adverse changes in interest rates, credit spreads, equity prices or currency exchange rates. The Company's primary market risk exposures are to changes in interest rates, credit spreads and equity prices. Interest rate risk is the risk that the Company will incur a loss due to adverse changes in interest rates relative to the interest rate characteristics of its interest bearing assets and liabilities. This risk arises from many of the Company's primary activities, as it invests substantial funds in interest-sensitive assets and issues interest-sensitive liabilities. Interest rate risk includes risks related to changes in U.S. Treasury yields and other key risk-free reference yields. Credit spread risk is the risk that the Company will incur a loss due to adverse changes in credit spreads. This risk arises from many of the Company's primary activities, as the Company invests substantial funds in spread-sensitive fixed income assets. Equity price risk is the risk that the Company will incur losses due to adverse changes in the general levels of the equity markets.

     The Company monitors economic and regulatory developments that have the potential to impact its business. Federal and state laws and regulations affect the taxation of insurance companies and life insurance and annuity products. Congress and various state legislatures from time to time consider legislation that would reduce or eliminate the favorable policyholder tax treatment currently applicable to life insurance and annuities. Congress and various state legislatures also consider proposals to reduce the taxation of certain products or investments that may compete with life insurance or annuities. Legislation that increases the taxation on insurance products or reduces the taxation on competing products could lessen the advantage or create a disadvantage for certain of the Company's products making them less competitive. Such proposals, if adopted, could have an adverse effect on the Company's financial position or ability to sell such products and could result in the surrender of some existing contracts and policies. In addition, changes in the federal estate tax laws could negatively affect the demand for the types of life insurance used in estate planning.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

INVESTMENTS

     Fixed income securities include bonds, residential mortgage-backed securities ("RMBS"), commercial mortgage-backed securities ("CMBS"), asset-backed securities ("ABS") and redeemable preferred stocks. Fixed income securities, which may be sold prior to their contractual maturity, are designated as available for sale and are carried at fair value. The difference between amortized cost and fair value, net of deferred income taxes, certain deferred policy acquisition costs ("DAC"), certain deferred sales inducement costs ("DSI") and certain reserves for life-contingent contract benefits, is reflected as a component of accumulated other comprehensive income. Cash received from calls, principal payments and make-whole payments is reflected as a component of proceeds from sales and cash received from maturities and pay-downs, including prepayments, is reflected as a component of investment collections within the Statements of Cash Flows.

Mortgage loans are carried at outstanding principal balances, net of unamortized premium or discount and valuation allowances. Valuation allowances are established for impaired loans when it is probable that contractual principal and interest will not be collected.

Equity securities primarily include exchange traded funds. Equity securities are designated as available for sale and are carried at fair value. The difference between cost and fair value, net of deferred income taxes, is reflected as a component of accumulated other comprehensive income.

Investments in limited partnership interests, including interests in private equity/debt funds, where the Company's interest is so minor that it exercises virtually no influence over operating and financial policies are accounted for in accordance with the cost method of accounting; all other investments in limited partnership interests are accounted for in accordance with the equity method of accounting ("EMA").

Short-term investments, including money market funds, commercial paper and other short-term investments, are carried at fair value. Policy loans are carried at unpaid principal balances. Other investments consist of notes due from related party and derivatives. Notes due from related party are carried at outstanding principal balances. Derivatives are carried at fair value.

Investment income primarily consists of interest, dividends, income from cost method limited partnership interests and income from certain derivative transactions. Interest is recognized on an accrual basis using the effective yield method and dividends are recorded at the ex-dividend date. Interest income for certain RMBS, CMBS and ABS is determined considering estimated pay-downs, including prepayments, obtained from third party data sources and internal estimates. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. For beneficial interests in securitized financial assets not of high credit quality, the effective yield is recalculated on a prospective basis. For other RMBS, CMBS and ABS, the effective yield is recalculated on a retrospective basis. For other-than-temporarily impaired fixed income securities, the effective yield method utilizes the difference between the amortized cost basis at impairment and the cash flows expected to be collected. Accrual of income is suspended for other-than-temporarily impaired fixed income securities when the timing and amount of cash flows expected to be received is not reasonably estimable. Accrual of income is suspended for mortgage loans that are in default or when full and timely collection of principal and interest payments is not probable. Cash receipts on investments on nonaccrual status are generally recorded as a reduction of carrying value. Income from cost method limited partnership interests is recognized upon receipt of amounts distributed by the partnerships.

Realized capital gains and losses include gains and losses on investment sales, write-downs in value due to other-than-temporary declines in fair value, adjustments to valuation allowances on mortgage loans, periodic changes in fair value and settlements of certain derivatives including hedge ineffectiveness, and income from EMA limited partnership interests. Realized capital gains and losses on investment sales, including calls and principal payments, are determined on a specific identification basis. Income from EMA limited partnership interests is recognized based on the Company's share of the earnings of the partnerships, and is recognized on a delay due to the availability of the related financial statements. Income recognition on private equity/debt funds is generally on a three month delay.

The Company recognizes other-than-temporary impairment losses on fixed income securities in earnings when a security's fair value is less than its amortized cost and the Company has made the decision to sell or it is more likely than not the Company will be required to sell the fixed income security before recovery of its amortized cost basis. Additionally, if the Company does not expect to receive cash flows sufficient to recover the entire amortized cost basis of the fixed income security, the credit loss component of the impairment is recorded in earnings, with the remaining amount of the unrealized loss related to other factors recognized in other comprehensive income ("OCI"). The Company recognizes other-than-temporary impairment losses on equity securities in earnings when the decline in fair value is considered other than temporary including when the Company does not have the intent and ability to hold the equity security for a period of time sufficient to recover its cost basis.

DERIVATIVE AND EMBEDDED DERIVATIVE FINANCIAL INSTRUMENTS

     Derivative financial instruments include interest rate swaps and caps, foreign currency swaps and a reinvestment related risk transfer reinsurance agreement with ALIC that meets the accounting definition of a derivative (see
Note 4). Derivatives required to be separated from the host instrument and accounted for as derivative financial instruments ("subject to bifurcation") are embedded in certain fixed income securities, equity-indexed life contracts and reinsured variable annuity contracts.

All derivatives are accounted for on a fair value basis and reported as other investments, other assets, other liabilities and accrued expenses or contractholder funds. Embedded derivative instruments subject to bifurcation are also accounted for on a fair value basis and are reported together with the host contract. The change in fair value of derivatives embedded in certain fixed income securities and subject to bifurcation is reported in realized capital gains and losses. The change in fair value of derivatives embedded in life and annuity product contracts and subject to bifurcation is reported in contract benefits or interest credited to contractholder funds. Cash flows from embedded derivatives subject to bifurcation and derivatives receiving hedge accounting are reported consistently with the host contracts and hedged risks, respectively, within the Statements of Cash Flows. Cash flows from other derivatives are reported in cash flows from investing activities within the Statements of Cash Flows.

When derivatives meet specific criteria, they may be designated as accounting hedges and accounted for as fair value, cash flow, foreign currency fair value or foreign currency cash flow hedges. The hedged item may be either all or a specific portion of a recognized asset, liability or an unrecognized firm commitment attributable to a particular risk for fair value hedges. At the inception of the hedge, the Company formally documents the hedging relationship and risk management objective and strategy. The documentation identifies the hedging instrument, the hedged item, the nature of the risk being hedged and the methodology used to assess the effectiveness of the hedging instrument in offsetting the exposure to changes in the hedged item's fair value attributable to the hedged risk. For a cash flow hedge, this documentation includes the exposure to changes in the variability in cash flows attributable to the hedged risk. The Company does not exclude any component of the change in fair value of the hedging instrument from the effectiveness assessment. At each reporting date, the Company confirms that the hedging instrument continues to be highly effective in offsetting the hedged risk. Ineffectiveness in fair value hedges and cash flow hedges, if any, is reported in realized capital gains and losses. Cash flow hedges For hedging instruments used in cash flow hedges, the changes in fair value of the derivatives representing the effective portion of the hedge are reported in accumulated other comprehensive income. Amounts are reclassified to net investment income or realized capital gains and losses as the hedged or forecasted transaction affects income. Accrued periodic settlements on derivatives used in cash flow hedges are reported in net investment income. The amount reported in accumulated other comprehensive income for a hedged transaction is limited to the lesser of the cumulative gain or loss on the derivative less the amount reclassified to income, or the cumulative gain or loss on the derivative needed to offset the cumulative change in the expected future cash flows on the hedged transaction from inception of the hedge less the derivative gain or loss previously reclassified from accumulated other comprehensive income to income. If the Company expects at any time that the loss reported in accumulated other comprehensive income would lead to a net loss on the combination of the hedging instrument and the hedged transaction which may not be recoverable, a loss is recognized immediately in realized capital gains and losses. If an impairment loss is recognized on an asset or an additional obligation is incurred on a liability involved in a hedge transaction, any offsetting gain in accumulated other comprehensive income is reclassified and reported together with the impairment loss or recognition of the obligation.

Termination of hedge accounting If, subsequent to entering into a hedge transaction, the derivative becomes ineffective (including if the hedged item is sold or otherwise extinguished, the occurrence of a hedged forecasted transaction is no longer probable or the hedged asset becomes other-than-temporarily impaired), the Company may terminate the derivative position. The Company may also terminate derivative instruments or redesignate them as non-hedge as a result of other events or circumstances.

When a derivative instrument used in a cash flow hedge of an existing asset or liability is no longer effective or is terminated, the gain or loss recognized on the derivative is reclassified from accumulated other comprehensive income to income as the hedged risk impacts income. If the derivative instrument is not terminated when a cash flow hedge is no longer effective, the future gains and losses recognized on the derivative are reported in realized capital gains and losses. When a derivative instrument used in a cash flow hedge of a forecasted transaction is terminated because it is probable the forecasted transaction will not occur, the gain or loss recognized on the derivative is immediately reclassified from accumulated other comprehensive income to realized capital gains and losses in the period that hedge accounting is no longer applied. Non-hedge derivative financial instruments For derivatives for which hedge accounting is not applied, the income statement effects, including fair value gains and losses and accrued periodic settlements, are reported either in realized capital gains and losses or in a single line item together with the results of the associated asset or liability for which risks are being managed.

SECURITIES  LOANED

     The Company's business activities include securities lending transactions, which are used primarily to generate net investment income. The proceeds received in conjunction with securities lending transactions are reinvested in short-term investments and fixed income securities. These transactions are short-term in nature, usually 30 days or less.

The Company receives cash collateral for securities loaned in an amount generally equal to 102% of the fair value of securities and records the related obligations to return the collateral in other liabilities and accrued expenses. The carrying value of these obligations approximates fair value because of their relatively short-term nature. The Company monitors the market value of securities loaned on a daily basis and obtains additional collateral as necessary under the terms of the agreements to mitigate counterparty credit risk. The Company maintains the right and ability to redeem the securities loaned on short notice.

RECOGNITION OF PREMIUM REVENUES AND CONTRACT CHARGES, AND RELATED BENEFITS AND INTEREST CREDITED

     Traditional life insurance products consist principally of products with fixed and guaranteed premiums and benefits, primarily term and whole life insurance products. Voluntary accident and health insurance products are expected to remain in force for an extended period. Premiums from these products are recognized as revenue when due from policyholders. Benefits are reflected in contract benefits and recognized in relation to premiums, so that profits are recognized over the life of the policy.

     Immediate annuities with life contingencies, including certain structured settlement annuities, provide insurance protection over a period that extends beyond the period during which premiums are collected. Premiums from these products are recognized as revenue when received at the inception of the contract. Benefits and expenses are recognized in relation to premiums. Profits from these policies come from investment income, which is recognized over the life of the contract.

     Interest-sensitive life contracts, such as universal life and single premium life, are insurance contracts whose terms are not fixed and guaranteed. The terms that may be changed include premiums paid by the contractholder, interest credited to the contractholder account balance and contract charges assessed against the contractholder account balance. Premiums from these contracts are reported as contractholder fund deposits. Contract charges consist of fees assessed against the contractholder account balance for the cost of insurance (mortality risk), contract administration and surrender of the contract prior to contractually specified dates. These contract charges are recognized as revenue when assessed against the contractholder account balance. Contract benefits include life-contingent benefit payments in excess of the contractholder account balance.

Contracts that do not subject the Company to significant risk arising from mortality or morbidity are referred to as investment contracts. Fixed annuities, including market value adjusted annuities and immediate annuities without life contingencies, are considered investment contracts. Consideration received for such contracts is reported as contractholder fund deposits. Contract charges for investment contracts consist of fees assessed against the contractholder account balance for maintenance, administration and surrender of the contract prior to contractually specified dates, and are recognized when assessed against the contractholder account balance.

Interest credited to contractholder funds represents interest accrued or paid on interest-sensitive life contracts and investment contracts. Crediting rates for certain fixed annuities and interest-sensitive life contracts are adjusted periodically by the Company to reflect current market conditions subject to contractually guaranteed minimum rates. Crediting rates for indexed life contracts are generally based on an equity index, such as the Standard & Poor's ("S&P") 500 Index. Interest credited also includes amortization of DSI expenses. DSI is amortized into interest credited using the same method used to amortize DAC.

Contract charges for variable life and variable annuity products consist of fees assessed against the contractholder account balances for contract maintenance, administration, mortality, expense and surrender of the contract prior to contractually specified dates. Contract benefits incurred for variable annuity products include guaranteed minimum death, income, withdrawal and accumulation benefits. All of the Company's variable annuity business is ceded through reinsurance agreements and the contract charges and contract benefits related thereto are reported net of reinsurance ceded.

DEFERRED  POLICY  ACQUISITION  AND  SALES  INDUCEMENT  COSTS

     Costs that vary with and are primarily related to acquiring life insurance and investment contracts are deferred and recorded as DAC. These costs are principally agents' and brokers' remuneration and certain underwriting expenses. DSI costs, which are deferred and recorded as other assets, relate to sales inducements offered on sales to new customers, principally on annuity and interest-sensitive life contracts. These sales inducements are primarily in the form of additional credits to the customer's account balance or enhancements to interest credited for a specified period which are in excess of the rates currently being credited to similar contracts without sales inducements. All other acquisition costs are expensed as incurred and included in operating costs and expenses. Amortization of DAC is included in amortization of deferred policy acquisition costs and is described in more detail below. DSI is amortized into income using the same methodology and assumptions as DAC and is included in interest credited to contractholder funds. DAC and DSI are periodically reviewed for recoverability and adjusted if necessary.

For traditional life insurance, DAC is amortized over the premium paying period of the related policies in proportion to the estimated revenues on such business. Assumptions used in the amortization of DAC and reserve calculations are established at the time the policy is issued and are generally not revised during the life of the policy. Any deviations from projected business in force resulting from actual policy terminations differing from expected levels and any estimated premium deficiencies may result in a change to the rate of amortization in the period such events occur. Generally, the amortization periods for these policies approximates the estimated lives of the policies. For interest-sensitive life, fixed annuities and other investment contracts, DAC and DSI are amortized in proportion to the incidence of the total present value of gross profits, which includes both actual historical gross profits ("AGP") and estimated future gross profits ("EGP") expected to be earned over the estimated lives of the contracts. The amortization is net of interest on the prior period DAC balance using rates established at the inception of the contracts. Actual amortization periods generally range from 15-30 years; however, incorporating estimates of the rate of customer surrenders, partial withdrawals and deaths generally results in the majority of the DAC being amortized during the surrender charge period, which is typically 10-20 years for interest-sensitive life and 5-10 years for fixed annuities. The cumulative DAC and DSI amortization is reestimated and adjusted by a cumulative charge or credit to income when there is a difference between the incidence of actual versus expected gross profits in a reporting period or when there is a change in total EGP. When DAC or DSI amortization or a component of gross profits for a quarterly period is potentially negative (which would result in an increase of the DAC or DSI balance) as a result of negative AGP, the specific facts and circumstances surrounding the potential negative amortization are considered to determine whether it is appropriate for recognition in the financial statements. Negative amortization is only recorded when the increased DAC or DSI balance is determined to be recoverable based on facts and circumstances. Recapitalization of DAC and DSI is limited to the originally deferred costs plus interest. AGP and EGP primarily consist of the following components: contract charges for the cost of insurance less mortality costs and other benefits; investment income and realized capital gains and losses less interest credited; and surrender and other contract charges less maintenance expenses. The principal assumptions for determining the amount of EGP are investment returns, including capital gains and losses on assets supporting contract liabilities, interest crediting rates to contractholders, and the effects of persistency, mortality, expenses, and hedges if applicable. For products whose supporting investments are exposed to capital losses in excess of the Company's expectations which may cause periodic AGP to become temporarily negative, EGP and AGP utilized in DAC and DSI amortization may be modified to exclude the excess capital losses.

The Company performs quarterly reviews of DAC and DSI recoverability for interest-sensitive life, fixed annuities and other investment contracts in the aggregate using current assumptions. If a change in the amount of EGP is significant, it could result in the unamortized DAC or DSI not being recoverable, resulting in a charge which is included as a component of amortization of deferred policy acquisition costs or interest credited to contractholder funds, respectively.

The DAC and DSI balances presented include adjustments to reflect the amount by which the amortization of DAC and DSI would increase or decrease if the unrealized capital gains or losses in the respective product investment portfolios were actually realized. The adjustments are recorded net of tax in accumulated other comprehensive income. DAC, DSI and deferred income taxes determined on unrealized capital gains and losses and reported in accumulated other comprehensive income recognize the impact on shareholder's equity consistently with the amounts that would be recognized in the income statement on realized capital gains and losses.

Customers of the Company may exchange one insurance policy or investment contract for another offered by the Company, or make modifications to an existing investment or life contract issued by the Company. These transactions are identified as internal replacements for accounting purposes. Internal replacement transactions determined to result in replacement contracts that are substantially unchanged from the replaced contracts are accounted for as continuations of the replaced contracts. Unamortized DAC and DSI related to the replaced contracts continue to be deferred and amortized in connection with the replacement contracts. For interest-sensitive life and investment contracts, the EGP of the replacement contracts are treated as a revision to the EGP of the replaced contracts in the determination of amortization of DAC and DSI. For traditional life insurance policies, any changes to unamortized DAC that result from replacement contracts are treated as prospective revisions. Any costs associated with the issuance of replacement contracts are characterized as maintenance costs and expensed as incurred. Internal replacement transactions determined to result in a substantial change to the replaced contracts are accounted for as an extinguishment of the replaced contracts, and any unamortized DAC and DSI related to the replaced contracts are eliminated with a corresponding charge to amortization of deferred policy acquisition costs or interest credited to contractholder funds, respectively.

REINSURANCE

     In the normal course of business, the Company seeks to limit aggregate and single exposure to losses on large risks by purchasing reinsurance. The Company has also used reinsurance to effect the disposition of certain blocks of business. The amounts reported as reinsurance recoverables include amounts billed to reinsurers on losses paid as well as estimates of amounts expected to be recovered from reinsurers on insurance liabilities and contractholder funds that have not yet been paid. Reinsurance recoverables on unpaid losses are estimated based upon assumptions consistent with those used in establishing the liabilities related to the underlying reinsured contracts. Insurance liabilities are reported gross of reinsurance recoverables. Reinsurance premiums are generally reflected in income in a manner consistent with the recognition of premiums on the reinsured contracts. Reinsurance does not extinguish the Company's primary liability under the policies written.
Therefore, the Company regularly evaluates the financial condition of its reinsurers and establishes allowances for uncollectible reinsurance recoverables as appropriate.

     The Company has a reinsurance treaty with ALIC through which it primarily cedes reinvestment related risk on its structured settlement annuities. The terms of the treaty meet the accounting definition of a derivative. Accordingly, the treaty is recorded in the Statement of Financial Position at fair value. Changes in the fair value of the treaty and premiums paid to ALIC are recognized in realized capital gains and losses.

INCOME TAXES

     The income tax provision is calculated under the liability method. Deferred tax assets and liabilities are recorded based on the difference between the financial statement and tax bases of assets and liabilities at the enacted tax rates. The principal assets and liabilities giving rise to such differences are unrealized capital gains and losses on certain investments, DAC, differences in tax bases of invested assets and insurance reserves. A deferred tax asset valuation allowance is established when there is uncertainty that such assets will be realized.

RESERVE FOR LIFE-CONTINGENT CONTRACT BENEFITS

     The reserve for life-contingent contract benefits payable under insurance policies, including traditional life insurance, life-contingent immediate annuities and voluntary accident and health products, is computed on the basis of long-term actuarial assumptions of future investment yields, mortality, morbidity, policy terminations and expenses. These assumptions, which for traditional life insurance are applied using the net level premium method, include provisions for adverse deviation and generally vary by characteristics such as type of coverage, year of issue and policy duration. To the extent that unrealized gains on fixed income securities would result in a premium deficiency if those gains were realized, the related increase in reserves for certain immediate annuities with life contingencies is recorded net of tax as a reduction of unrealized net capital gains included in accumulated other comprehensive income.

CONTRACTHOLDER FUNDS

     Contractholder funds represent interest-bearing liabilities arising from the sale of products such as interest-sensitive life insurance and fixed annuities. Contractholder funds primarily comprise deposits received and interest credited to the benefit of the contractholder less surrenders and withdrawals, mortality charges and administrative expenses. Contractholder funds also include reserves for secondary guarantees on interest-sensitive life insurance and certain fixed annuity contracts and reserves for certain guarantees on reinsured variable annuity contracts.

SEPARATE  ACCOUNTS

     Separate accounts assets are carried at fair value. The assets of the separate accounts are legally segregated and available only to settle separate account contract obligations. Separate accounts liabilities represent the contractholders' claims to the related assets and are carried at an amount equal to the separate accounts assets. Investment income and realized capital gains and losses of the separate accounts accrue directly to the contractholders and therefore, are not included in the Company's Statements of Operations and Comprehensive Income. Deposits to and surrenders and withdrawals from the separate accounts are reflected in separate accounts liabilities and are not included in cash flows.

Absent any contract provision wherein the Company provides a guarantee, variable annuity and variable life insurance contractholders bear the investment risk that the separate accounts' funds may not meet their stated investment objectives. All of the Company's variable annuity business was reinsured beginning in 2006.

OFF-BALANCE-SHEET  FINANCIAL  INSTRUMENTS

     Commitments to invest, commitments to extend mortgage loans and financial guarantees have off-balance-sheet risk because their contractual amounts are not recorded in the Company's Statements of Financial Position (see Note 7 and Note
11).

ADOPTED ACCOUNTING STANDARDS

Consolidation  Analysis  Considering  Investments Held through Separate Accounts
     In April 2010, the Financial Accounting Standards Board ("FASB") issued guidance clarifying that an insurer is not required to combine interests in investments held in a qualifying separate account with its interests in the same investments held in the general account when performing a consolidation evaluation. The adoption of this guidance as of January 1, 2011 had no impact on the Company's results of operations or financial position.
Criteria  for  Classification  as  a  Troubled  Debt  Restructuring  ("TDR")
     In April 2011, the FASB issued clarifying guidance related to determining whether a loan modification or restructuring should be classified as a TDR. The additional guidance provided pertains to the two criteria used to determine whether a TDR exists, whether the creditor has granted a concession and whether the debtor is experiencing financial difficulties. The guidance related to the identification of a TDR is to be applied retrospectively to the beginning of the annual period of adoption. The measurement of impairment on a TDR identified under this guidance is effective prospectively. Additional disclosures about TDRs of financing receivables are also required. The adoption of this guidance as of July 1, 2011 did not have a material effect on the Company's results of operations or financial position.

PENDING  ACCOUNTING  STANDARDS

Accounting  for  Costs Associated with Acquiring or Renewing Insurance Contracts

     In October 2010, the FASB issued guidance modifying the definition of the types of costs incurred by insurance entities that can be capitalized in the acquisition of new and renewal insurance contracts. The guidance specifies that the costs must be directly related to the successful acquisition of insurance contracts. The guidance also specifies that advertising costs should be included as deferred acquisition costs only when the direct-response advertising accounting criteria are met. The new guidance is effective for reporting periods beginning after December 15, 2011. The Company will adopt the new guidance retrospectively. Upon adoption on January 1, 2012, the DAC balance will be reduced by an estimated $36.6 million with a corresponding decrease to shareholder's equity of an estimated $15.9 million, net of taxes. In future periods, operating costs and expenses will increase since a lower amount of acquisition costs will be capitalized, which will be partially offset by a decrease in amortization of DAC due to the retrospective reduction of the DAC balance.

Criteria  for  Determining  Effective  Control  for  Repurchase  Agreements

     In April 2011, the FASB issued guidance modifying the assessment criteria of effective control for repurchase agreements. The new guidance removes the criteria requiring an entity to have the ability to repurchase or redeem financial assets on substantially the agreed terms and the collateral maintenance guidance related to that criteria. The guidance is to be applied prospectively to transactions or modifications of existing transactions that occur during reporting periods beginning on or after December 15, 2011. Early adoption is not permitted. The impact of adoption is not expected to be material to the Company's results of operations or financial position. Amendments to Fair Value Measurement and Disclosure Requirements

     In May 2011, the FASB issued guidance that clarifies the application of existing fair value measurement and disclosure requirements and amends certain fair value measurement principles, requirements and disclosures. Changes were made to improve consistency in global application. The guidance is to be applied prospectively for reporting periods beginning after December 15, 2011. Early adoption is not permitted. The impact of adoption is not expected to be material to the Company's results of operations or financial position. Presentation of Comprehensive Income

     In June and December 2011, the FASB issued guidance amending the presentation of comprehensive income and its components. Under the new guidance, a reporting entity has the option to present comprehensive income in a single continuous statement or in two separate but consecutive statements. The guidance is effective for reporting periods beginning after December 15, 2011 and is to be applied retrospectively. The new guidance affects presentation only and will have no impact on the Company's results of operations or financial position.

Disclosures about Offsetting Assets and Liabilities for Financial Instruments and Derivative Instruments

     In December 2011, the FASB issued guidance requiring expanded disclosures, including both gross and net information, for financial instruments and derivative instruments that are either offset in the reporting entity's financial statements or those that are subject to an enforceable master netting arrangement or similar agreement. The guidance is effective for reporting periods beginning on or after January 1, 2013 and is to be applied retrospectively. The new guidance affects disclosures only and will have no impact on the Company's results of operations or financial position.

3.     SUPPLEMENTAL CASH FLOW INFORMATION

     Non-cash investment exchanges, including modifications of certain mortgage loans (primarily refinances at maturity with no concessions granted to the borrower) and fixed income securities, totaled $20.7 million, $41.6 million and
53.6 million for the years ended December 31, 2011, 2010 and 2009, respectively. Liabilities for collateral received in conjunction with the Company's securities lending program were $61.1 million, $128.0 million and $149.4 million as of December 31, 2011, 2010 and 2009, respectively, and are reported in other liabilities and accrued expenses

The accompanying cash flows are included in cash flows from operating activities in the Statements of Cash Flows along with the activities resulting from management of the proceeds, which for the years ended December 31 are as follows:


($IN THOUSANDS)                                        2011            2010          2009
                                                  ----------    ------------    ----------
NET CHANGE IN PROCEEDS MANAGED
Net change in short-term investments              $  66,886     $    21,379     $ (32,065)
     Operating cash flow provided (used)          $  66,886     $    21,379     $ (32,065)
                                                  ----------    ------------    ----------

NET CHANGE IN LIABILITIES
Liabilities for collateral, beginning of year     $(127,983)    $  (149,362)    $(117,297)
Liabilities for collateral, end of year             (61,097)       (127,983)     (149,362)
     Operating cash flow (used) provided          $ (66,886)    $   (21,379)    $  32,065
                                                  ----------    ------------    ----------

     In 2011, 2010 and 2009, the Company sold mortgage loans with carrying values of $5.9 million, $19.9 million and $8.3 million, respectively, to an affiliate in exchange for notes receivable with a principal sum equal to the mortgage loans (see Note 4).

In 2011, a payable associated with the pension benefit obligations due to AIC totaling $351 thousand was forgiven. In 2009, a payable associated with postretirement benefit obligations due to AIC totaling $606 thousand was forgiven. The forgiveness of the payables reflect non-cash financing activities.

4.   RELATED PARTY TRANSACTIONS

BUSINESS OPERATIONS

     The Company uses services performed by its affiliates, AIC, ALIC and Allstate Investments LLC, and business facilities owned or leased and operated by AIC in conducting its business activities. In addition, the Company shares the services of employees with AIC. The Company reimburses its affiliates for the operating expenses incurred on behalf of the Company. The Company is charged for the cost of these operating expenses based on the level of services provided. Operating expenses, including compensation, retirement and other benefit programs (see Note 14), allocated to the Company were $46.5 million, $45.6 million and $50.4 million in 2011, 2010 and 2009, respectively. A portion of these expenses relate to the acquisition of business, which are deferred and amortized into income as described in Note 2.

STRUCTURED  SETTLEMENT  ANNUITIES

     The Company issued $8.0 million, $8.6 million and $9.1 million of structured settlement annuities, a type of immediate annuity, in 2011, 2010 and 2009, respectively, at prices determined using interest rates in effect at the time of purchase, to fund structured settlements in matters involving AIC. Of these amounts, $1.3 million, $989 thousand and $806 thousand relate to structured settlement annuities with life contingencies and are included in premium revenue for 2011, 2010 and 2009, respectively.

In most cases, these annuities were issued under a "qualified assignment" whereby Allstate Assignment Corporation ("AAC") and prior to July 1, 2001 Allstate Settlement Corporation ("ASC"), both wholly owned subsidiaries of ALIC, purchased annuities from the Company and assumed AIC's obligation to make future payments. AIC issued surety bonds to guarantee the payment of structured settlement benefits assumed by ASC (from both AIC and non-related parties) and funded by certain annuity contracts issued by the Company through June 30, 2001. ASC entered into a General Indemnity Agreement pursuant to which it indemnified AIC for any liabilities associated with the surety bonds and gave AIC certain collateral security rights with respect to the annuities and certain other rights in the event of any defaults covered by the surety bonds. For contracts written on or after July 1, 2001, AIC no longer issues surety bonds to guarantee the payment of structured settlement benefits. Alternatively, ALIC guarantees the payment of structured settlement benefits on all contracts issued on or after July 1, 2001. Reserves recorded by the Company for annuities issued to AAC and ASC, including annuities to fund structured settlements in matters involving AIC, were $2.06 billion and $2.04 billion as of December 31, 2011 and 2010, respectively.

BROKER-DEALER AGREEMENTS

     The Company has a service agreement with Allstate Distributors, LLC ("ADLLC"), a broker-dealer company owned by ALIC, whereby ADLLC promotes and markets products sold by the Company. In return for these services, the Company recorded expense of $1.1 million, $1.2 million and $2.5 million in 2011, 2010 and 2009, respectively.

The Company receives distribution services from Allstate Financial Services, LLC, an affiliated broker-dealer company, for certain variable life insurance contracts sold by Allstate exclusive agencies. For these services, the Company incurred commission and other distribution expenses of $277 thousand, $306 thousand and $358 thousand in 2011, 2010 and 2009, respectively.

REINSURANCE TRANSACTIONS

     The Company has reinsurance agreements with ALIC whereby a portion of the Company's premiums and policy benefits are ceded to ALIC (see Note 9). The Company has a reinsurance treaty through which it primarily cedes reinvestment related risk on its structured settlement annuities to ALIC. Under the terms of the treaty, the Company pays a premium to ALIC that varies with the aggregate structured settlement annuity statutory reserve balance. In return, ALIC guarantees that the yield on the portion of the Company's investment portfolio that supports structured settlement annuity liabilities will not fall below contractually determined rates. The Company ceded premium related to structured settlement annuities to ALIC of $3.5 million, $3.5 million and $3.4 million in 2011, 2010 and 2009, respectively. As of December 31, 2011 and 2010, the carrying value of the structured settlement reinsurance treaty was $16.9 million and $(4.9) million, respectively, which is recorded in other assets. The premiums ceded and changes in the fair value of the reinsurance treaty are reflected as a component of realized capital gains and losses as the treaty is recorded as a derivative instrument.

INCOME TAXES

     The Company is a party to a federal income tax allocation agreement with the Corporation (see Note 12).

INTERCOMPANY LOAN AGREEMENT

     The Company has an intercompany loan agreement with the Corporation. The amount of intercompany loans available to the Company is at the discretion of the Corporation. The maximum amount of loans the Corporation will have outstanding to all its eligible subsidiaries at any given point in time is limited to $1 billion. The Corporation may use commercial paper borrowings, bank lines of credit and securities lending to fund intercompany borrowings. The Company had no amounts outstanding under the intercompany loan agreement as of December 31, 2011 or 2010.

NOTES  RECEIVABLE-INVESTMENT  SALES

     In 2009, the Company entered into an asset purchase agreement with Road Bay Investments, LLC ("RBI"), a subsidiary of ALIC, which allows RBI to purchase from the Company mortgage loans or participations in mortgage loans with an aggregate fair value of up to $50 million. As consideration for the purchase of the assets, RBI issues notes to the Company. As security for the performance of RBI's obligations under the agreement and notes, RBI granted a pledge of and security interest in RBI's right, title and interest in the mortgage loans and their proceeds. The balance of notes due from RBI was $5.6 million and $18.4 million as of December 31, 2011 and 2010, respectively. The notes due from RBI are classified as other investments in the Statements of Financial Position. In March 2011, the Company sold to RBI mortgage loans with a fair value of $2.8 million on the date of sale and RBI issued the Company a 5.80% note due March 9, 2018 for the same amount. In April 2011, the Company sold to RBI mortgage loans with a fair value of $3.0 million on the date of sale and RBI issued the Company a 5.75% note due April 19, 2018 for the same amount. In June 2011, RBI repaid the $3.1 million principal and interest balance of this note.

In March 2010, the Company sold to RBI mortgage loans with a fair value of $13.7 million on the date of sale and RBI issued the Company a 7.00% note due March 26, 2017 for the same amount. In 2011 and 2010, RBI repaid $1.1 million and $9.8 million, respectively, of this note. In November 2010, the Company sold to RBI mortgage loans with a fair value of $2.7 million on the date of sale and RBI issued the Company a 7.50% note due November 18, 2017 for the same amount. In June 2011, RBI repaid the $2.8 million principal and interest balance of this note. In December 2010, the Company sold to RBI mortgage loans with a fair value of $3.5 million on the date of sale and RBI issued the Company a 6.50% note due December 14, 2017 for the same amount. In June 2011, RBI repaid the $3.6 million principal and interest balance of this note.

In September 2009, the Company sold to RBI mortgage loans with a fair value of $8.3 million on the date of sale and RBI issued the Company a 7.00% note due September 25, 2016 for the same amount. In February 2011, RBI repaid the $8.5 million principal and interest balance of this note.

In 2011, 2010 and 2009, the Company recorded net investment income on the notes due from RBI of $679 thousand, $1.1 million and $154 thousand, respectively.

PENSION  AND  POSTRETIREMENT  BENEFIT  PLANS

     Effective November 30, 2011, the Corporation became the sponsor of the defined benefit pension plans that cover most full-time employees, certain part-time employees and employee-agents. Prior to November 30, 2011, AIC was the sponsor of these plans. In connection with the change in sponsorship, amounts payable by the Company to the previous plan sponsor, AIC, totaling $351 thousand were forgiven which was recorded as an increase to retained income.
     Effective September 30, 2009, the Corporation became the sponsor of a group medical plan and a group life insurance plan to provide covered benefits to certain retired employees ("postretirement benefits"). Prior to September 30, 2009, AIC was the sponsor of these plans. In connection with the change in sponsorship, amounts payable by the Company to the previous plan sponsor, AIC, totaling $606 thousand were forgiven. The forgiveness of this liability was recorded as an increase in additional capital paid-in of $529 thousand and an increase to retained income of $77 thousand.

5.  INVESTMENTS

Fair values

The amortized cost, gross unrealized gains and losses and fair value for fixed income securities are as follows:


($IN THOUSANDS)                        AMORTIZED     GROSS UNREALIZED                   FAIR
                                                     -----------------
                                       COST          GAINS                LOSSES        VALUE
                                                     -----------------    ----------    ----------
DECEMBER 31, 2011
U.S. government and agencies           $  366,968    $          93,127    $      --     $  460,095
Municipal                                 723,467               80,451      (14,162)       789,756
Corporate                               3,495,248              346,055      (24,289)     3,817,014
Foreign government                        283,135               93,806           --        376,941
RMBS                                      432,808               17,837       (4,899)       445,746
CMBS                                      257,768                5,218      (28,796)       234,190
ABS                                       119,967                3,475       (3,311)       120,131
Redeemable preferred stock                  9,144                  467           --          9,611
     Total fixed income securities     $5,688,505    $         640,436    $ (75,457)    $6,253,484
                                       ----------    -----------------    ----------    ----------

DECEMBER 31, 2010
U.S. government and agencies           $  288,835    $          69,934    $    (201)    $  358,568
Municipal                                 874,967               16,539      (37,772)       853,734
Corporate                               3,545,565              235,383      (27,856)     3,753,092
Foreign government                        268,603               61,683         (683)       329,603
RMBS                                      579,801               20,859      (10,362)       590,298
CMBS                                      294,494                5,832      (33,282)       267,044
ABS                                       138,832                2,917       (3,185)       138,564
Redeemable preferred stock                  9,196                   10           --          9,206
     Total fixed income securities     $6,000,293    $         413,157    $(113,341)    $6,300,109
                                       ----------    -----------------    ----------    ----------


SCHEDULED MATURITIES
The scheduled maturities for fixed income securities are as follows as of December 31, 2011:



                                           AMORTIZED        FAIR
                                                         ----------
($IN THOUSANDS)                            COST          VALUE
                                           ----------    ----------
Due in one year or less                    $  249,913    $  253,197
                                           ----------    ----------
Due after one year through five years       1,313,152     1,403,125
Due after five years through ten years      1,690,868     1,947,733
Due after ten years                         1,881,797     2,083,552
                                            5,135,730     5,687,607
                                           ----------    ----------
RMBS and ABS                                  552,775       565,877
  Total                                    $5,688,505    $6,253,484
                                           ----------    ----------



Actual maturities may differ from those scheduled as a result of prepayments by the issuers. Because of the potential for prepayment on RMBS and ABS, they are not categorized by contractual maturity. CMBS are categorized by contractual maturity because they generally are not subject to prepayment risk.

NET  INVESTMENT  INCOME

     Net investment income for the years ended December 31 is as follows:



($IN THOUSANDS)                            2011           2010            2009
                                       =========    ===========    ============
Fixed income securities                $326,000     $  341,612     $   338,563
                                       ---------    -----------    ------------
Mortgage loans                           30,726         30,374          36,658
Equity securities                         2,818          2,626           1,751
Limited partnership interests             3,157             --              --
Short-term and other                      3,832          4,452           5,038
 Investment income, before expense      366,533        379,064         382,010
 Investment expense                     (10,264)       (10,369)         (9,615)
 Net investment income                 $356,269     $  368,695     $   372,395
                                       ---------    -----------    ------------



REALIZED CAPITAL GAINS AND LOSSES

     Realized capital gains and losses by asset type for the years ended December 31 are as follows:


($IN THOUSANDS)                                                                                             2011        2010
                                                                                                          ========    =========
Fixed income securities                                                                                   $10,600     $(19,445)
                                                                                                          --------    ---------
Mortgage loans                                                                                            (1,119)      (2,534)
Equity securities                                                                                          9,575       19,009
Limited partnership interests                                                                              8,752        (146)
Derivatives                                                                                                15,096     (42,733)
Other                                                                                                        3           --
Realized capital gains and losses                                                                         $42,907     $(45,849)
                                                                                                          --------    ---------

Realized  capital  gains and losses by transaction type for the years ended
December  31  are  as  follows:



($IN THOUSANDS)                                                                                           2009
                                                                                                        =========
Fixed income securities                                                                                 $114,122
                                                                                                        ---------
Mortgage loans                                                                                           (5,327)
Equity securities                                                                                          110
Limited partnership interests                                                                              --
Derivatives                                                                                              36,526
Other                                                                                                      37
Realized capital gains and losses                                                                       $145,468
                                                                                                        ---------

Realized capital gains and losses by transaction type for the years ended December 31 are as follows:



($IN THOUSANDS)                                                              2011         2010         2009
                                                                         =========    =========    =========
Impairment write-downs                                                   $(18,129)    $(31,370)    $(30,255)
                                                                         ---------    ---------    ---------
Change in intent write-downs                                               (1,449)     (11,226)     (20,821)

Net other-than-temporary impairment    losses recognized in earnings      (19,578)     (42,596)     (51,076)
                                                                         ---------    ---------    ---------
Sales                                                                      38,631       39,937      160,294
Valuation of derivative instruments                                        16,552      (37,932)      29,831
Settlements of derivative instruments                                      (1,456)      (5,112)       6,419
EMA limited partnership income                                              8,758         (146)          --
Realized capital gains and losses                                        $ 42,907     $(45,849)    $  145,468
                                                                         ---------    ---------    ---------



Gross gains of $29.9 million, $32.7 million and $180.8 million and gross losses of $10.7 million, $17.2 million and $23.1 million were realized on sales of fixed income securities during 2011, 2010 and 2009, respectively.

     Other-than-temporary impairment losses by asset type for the years ended December 31 are as follows:



($IN THOUSANDS)                                      2011                 2011        2011               2010
                                                 =========    ================    =========    =======================
                                                                                                            INCLUDED
                                                                                                            ----------
                                                 GROSS        INCLUDED IN OCI     NET          GROSS        IN OCI
                                                 ---------    ----------------    ---------
Fixed income securities:
  Municipal                                      $   (406)    $             --    $   (406)    $ (8,328)    $      --
  Corporate                                        (5,259)               1,567      (3,692)      (7,500)          141
  RMBS                                             (2,210)                  91      (2,119)      (3,146)       (1,882)
  CMBS                                            (12,287)                 568     (11,719)     (23,179)        4,220

 Total fixed income securities                    (20,162)               2,226     (17,936)     (42,153)        2,479
Mortgage loans                                     (1,642)                  --      (1,642)      (2,922)           --
Equity securities                                      --                   --          --           --            --

Other-than-temporary       impairment losses     $(21,804)    $          2,226    $(19,578)    $(45,075)    $   2,479
                                                 ---------    ----------------    ---------    ---------    ----------

($IN THOUSANDS)

                                                 2010                      2009
                                               =========    =====================================
                                                                         INCLUDED
                                               ---------    ---------    -----------
                                               NET          GROSS        IN OCI         NET

Fixed income securities:
  Municipal                                    $ (8,328)    $ (2,298)    $       --     $ (2,298)
  Corporate                                      (7,359)     (17,993)          (938)     (18,931)
  RMBS                                           (5,028)      (6,494)         3,895       (2,599)
  CMBS                                          (18,959)     (19,458)        (1,826)     (21,284)

 Total fixed income securities                  (39,674)     (46,243)         1,131      (45,112)
Mortgage loans                                   (2,922)      (5,950)            --       (5,950)
Equity securities                                    --          (14)            --          (14)

Other-than-temporary       impairment losses   $(42,596)    $(52,207)    $    1,131     $(51,076)
                                               ---------    ---------    -----------    ---------



The total amount of other-than-temporary impairment losses included in accumulated other comprehensive income at the time of impairment for fixed income securities, which were not included in earnings, are presented in the following table. The amount excludes $4.4 million and $14.6 million as of December 31, 2011 and 2010, respectively, of net unrealized gains related to changes in valuation of the fixed income securities subsequent to the impairment measurement date.



 ($IN THOUSANDS)    DECEMBER 31, 2011      DECEMBER 31, 2010
                    ===================    ===================
Corporate           $           (1,567)    $             (300)
                    -------------------    -------------------
RMBS                            (7,522)                (7,791)
CMBS                            (2,550)                (4,220)
     Total          $          (11,639)    $          (12,311)



Rollforwards of the cumulative credit losses recognized in earnings for fixed income securities held as of December 31 are as follows:



($IN THOUSANDS)                                                                                 2011         2010              2009
                                                                                            =========    =========    ==============
Beginning balance                                                                           $(24,172)    $(25,493)    $          --
                                                                                            ---------    ---------    --------------
Beginning balance of cumulative credit loss for securities held as of April 1, 2009               --           --           (33,493)

Additional credit loss for securities previously other-than-temporarily impaired             (4,387)      (2,050)           (3,328)
Additional credit loss for securities not previously other-than-temporarily impaired        (12,100)     (26,398)          (17,665)
Reduction in credit loss for securities disposed or collected                                28,304       28,071            28,993

Reduction in credit loss for securities the Company has made the decision to sell or           7          1,698                   --
more likely than not will be required to sell
Change in credit loss due to accretion of increase in cash flows                                 845         --                --
Ending balance                                                                              $(11,503)    $(24,172)    $     (25,493)
                                                                                            ---------    ---------    --------------


     The Company uses its best estimate of future cash flows expected to be collected from the fixed income security, discounted at the security's original or current effective rate, as appropriate, to calculate a recovery value and determine whether a credit loss exists. The determination of cash flow estimates is inherently subjective and methodologies may vary depending on facts and circumstances specific to the security. All reasonably available information relevant to the collectability of the security, including past events, current conditions, and reasonable and supportable assumptions and forecasts, are considered when developing the estimate of cash flows expected to be collected. That information generally includes, but is not limited to, the remaining payment terms of the security, prepayment speeds, foreign exchange rates, the financial condition and future earnings potential of the issue or issuer, expected defaults, expected recoveries, the value of underlying collateral, vintage, geographic concentration, available reserves or escrows, current subordination levels, third party guarantees and other credit enhancements. Other information, such as industry analyst reports and forecasts, sector credit ratings, financial condition of the bond insurer for insured fixed income securities, and other market data relevant to the realizability of contractual cash flows, may also be considered. The estimated fair value of collateral will be used to estimate recovery value if the Company determines that the security is dependent on the liquidation of collateral for ultimate settlement. If the estimated recovery value is less than the amortized cost of the security, a credit loss exists and an other-than-temporary impairment for the difference between the estimated recovery value and amortized cost is recorded in earnings. The portion of the unrealized loss related to factors other than credit remains classified in accumulated other comprehensive income. If the Company determines that the fixed income security does not have sufficient cash flow or other information to estimate a recovery value for the security, the Company may conclude that the entire decline in fair value is deemed to be credit related and the loss is recorded in earnings.

UNREALIZED NET CAPITAL GAINS AND LOSSES

Unrealized net capital gains and losses included in accumulated other comprehensive income are as follows:




                                                            FAIR          GROSS UNREALIZED     UNREALIZED NET
                                                                          -----------------
DECEMBER 31, 2011                                           VALUE         GAINS                LOSSES              GAINS (LOSSES)
                                                                          -----------------    ----------------    ---------------
Fixed income securities                                     $6,253,484    $         640,436    $       (75,457)    $      564,979
                                                            ----------    -----------------                        ---------------
Equity securities                                              104,178               20,377                 --             20,377
Short-term investments                                         148,829                    2                 (5)                (3)
EMA limited partnership interests(1)                                                                                           30
  Unrealized net capital gains and losses, pre-tax                                                                        585,383

Amounts recognized for:
     Insurance reserves (2)                                                                                              (282,961)
     DAC and DSI (3)                                                                                                      (17,786)
       Amounts recognized                                                                                                (300,747)
     Deferred income taxes                                                                                                (99,623)
     Unrealized net capital gains and losses, after-tax                                                            $      185,013
                                                                                                                   ---------------

____________________
(1) Unrealized net capital gains and losses for limited partnership interests represent the Company's share of EMA limited partnerships' other comprehensive income. Fair value and gross gains and losses are not applicable.
(2) The insurance reserves adjustment represents the amount by which the reserve balance would increase if the net unrealized gains in the applicable product portfolios were realized and reinvested at current lower interest rates, resulting in a premium deficiency. Although the Company evaluates premium deficiencies on the combined performance of life insurance and immediate annuities with life contingencies, the adjustment primarily relates to structured settlement annuities with life contingencies, in addition to certain payout annuities with life contingencies.
(3) The DAC and DSI adjustment balance represents the amount by which the amortization of DAC and DSI would increase or decrease if the unrealized gains or losses in the respective product portfolios were realized.




                                                          FAIR          GROSS UNREALIZED     UNREALIZED NET
                                                                        -----------------
DECEMBER 31, 2010                                         VALUE         GAINS                LOSSES              GAINS (LOSSES)
                                                                        -----------------    ----------------    -----------------
Fixed income securities                                   $6,300,109    $         413,157    $      (113,341)    $        299,816
                                                          ----------    -----------------                        -----------------
Equity securities                                            124,559               25,211                 --               25,211
Short-term investments                                       198,601                    1                 (1)                  --
  Unrealized net capital gains and losses, pre-tax                                                                        325,027

Amounts recognized for:
     Insurance reserves                                                                                                  (115,141)
     DAC and DSI                                                                                                           (4,947)
      Amounts recognized                                                                                                 (120,088)
    Deferred income taxes                                                                                                 (71,729)
    Unrealized net capital gains and losses, after-tax                                                           $        133,210
                                                                                                                 -----------------


CHANGE  IN  UNREALIZED  NET  CAPITAL  GAINS  AND  LOSSES
      The change in unrealized net capital gains and losses for the years ended December 31 is as follows:



($IN THOUSANDS)                                                        2011                2010                2009
                                                          ------------------    ----------------    ----------------
Fixed income securities                                   $         265,163     $       299,286     $       280,616
                                                          ------------------    ----------------    ----------------
Equity securities                                                    (4,834)              2,068              23,143
Short-term investments                                                   (3)                  3                 (68)
Derivative instruments                                                   --                (309)             (1,440)
EMA limited partnership interests                                        30                  --                  --
   Total                                                            260,356             301,048             302,251

Amounts recognized for:
  Insurance reserves                                               (167,820)            (74,590)            115,384
  DAC and DSI                                                       (12,839)            (58,519)           (213,075)
     Amounts recognized                                            (180,659)           (133,109)            (97,691)
  Deferred income taxes                                             (27,894)            (58,779)            (71,596)
  Increase in unrealized net capital gains and losses     $          51,803     $       109,160     $       132,964
                                                          ------------------    ----------------    ----------------

PORTFOLIO  MONITORING

     The Company has a comprehensive portfolio monitoring process to identify and evaluate each fixed income and equity security whose carrying value may be other-than-temporarily impaired.

For each fixed income security in an unrealized loss position, the Company assesses whether management with the appropriate authority has made the decision to sell or whether it is more likely than not the Company will be required to sell the security before recovery of the amortized cost basis for reasons such as liquidity, contractual or regulatory purposes. If a security meets either of these criteria, the security's decline in fair value is considered other than temporary and is recorded in earnings.

If the Company has not made the decision to sell the fixed income security and it is not more likely than not the Company will be required to sell the fixed income security before recovery of its amortized cost basis, the Company evaluates whether it expects to receive cash flows sufficient to recover the entire amortized cost basis of the security. The Company calculates the estimated recovery value by discounting the best estimate of future cash flows at the security's original or current effective rate, as appropriate, and compares this to the amortized cost of the security. If the Company does not expect to receive cash flows sufficient to recover the entire amortized cost basis of the fixed income security, the credit loss component of the impairment is recorded in earnings, with the remaining amount of the unrealized loss related to other factors recognized in other comprehensive income.

     For equity securities, the Company considers various factors, including whether it has the intent and ability to hold the equity security for a period of time sufficient to recover its cost basis. Where the Company lacks the intent and ability to hold to recovery, or believes the recovery period is extended, the equity security's decline in fair value is considered other than temporary and is recorded in earnings. For equity securities managed by a third party, the Company has contractually retained its decision making authority as it pertains to selling equity securities that are in an unrealized loss position.

     The Company's portfolio monitoring process includes a quarterly review of all securities to identify instances where the fair value of a security compared to its amortized cost (for fixed income securities) or cost (for equity securities) is below established thresholds. The process also includes the monitoring of other impairment indicators such as ratings, ratings downgrades and payment defaults. The securities identified, in addition to other securities for which the Company may have a concern, are evaluated for potential other-than-temporary impairment using all reasonably available information relevant to the collectability or recovery of the security. Inherent in the Company's evaluation of other-than-temporary impairment for these fixed income and equity securities are assumptions and estimates about the financial condition and future earnings potential of the issue or issuer. Some of the factors that may be considered in evaluating whether a decline in fair value is other than temporary are: 1) the financial condition, near-term and long-term prospects of the issue or issuer, including relevant industry specific market conditions and trends, geographic location and implications of rating agency actions and offering prices; 2) the specific reasons that a security is in an unrealized loss position, including overall market conditions which could affect liquidity; and 3) the length of time and extent to which the fair value has been less than amortized cost or cost.

The following table summarizes the gross unrealized losses and fair value of fixed income securities by the length of time that individual securities have been in a continuous unrealized loss position. There were no equity securities with gross unrealized losses as of December 31, 2011 or 2010.





($IN THOUSANDS)                                           LESS THAN 12 MONTHS                           12 MONTHS OR MORE
                                     ========================================================     ===============================
                                     NUMBER                 FAIR                  UNREALIZED                          FAIR
DECEMBER 31, 2011                    OF ISSUES              VALUE                 LOSSES          NUMBER OF ISSUES    VALUE
                                     -------------------    ------------------                    ----------------    -----------
Fixed income securities
   Municipal                                           1    $            4,750    $      (688)                  14    $    76,961
   Corporate                                          59               211,256         (7,927)                  17         85,680
   RMBS                                                2                 7,245            (93)                  13         34,973
   CMBS                                                8                66,380         (8,005)                   8         57,789
   ABS                                                 3                20,284           (123)                   2         10,577
     Total fixed income securities                    73    $          309,915    $   (16,836)                  54    $   265,980

Investment grade fixed income
   securities                                         47    $          283,775    $   (15,369)                  31    $   181,867
Below investment grade fixed
   income securities                                  26                26,140         (1,467)                  23         84,113
     Total fixed income securities                    73    $          309,915    $   (16,836)                  54    $   265,980
                                     -------------------    ------------------    ------------    ----------------    -----------

DECEMBER 31, 2010
Fixed income securities
   U.S. government and agencies                        1    $            4,182    $      (201)                  --    $        --
   Municipal                                          39               227,428         (6,528)                  31        171,400
   Corporate                                          79               383,290        (17,054)                  20         97,202
   Foreign government                                  2                43,918           (683)                  --             --
   RMBS                                               35                 8,883           (110)                  35         45,913
   CMBS                                                1                 9,968            (57)                  15        117,978
   ABS                                                 5                 9,937            (39)                   3         18,914
     Total fixed income securities                   162    $          687,606    $   (24,672)                 104    $   451,407

Investment grade fixed income
   securities                                        138    $          635,094    $   (22,220)                  70    $   367,032
Below investment grade fixed
    income securities                                 24                52,512         (2,452)                  34         84,375
     Total fixed income securities                   162    $          687,606    $   (24,672)                 104    $   451,407
                                     -------------------    ------------------    ------------    ----------------    -----------


($IN THOUSANDS)


                                   12 MONTHS OR MORE      TOTAL
                                   -----------------      ----------
                                       UNREALIZED         UNREALIZED
                                       ------------       ------------
DECEMBER 31, 2011                      LOSSES             LOSSES
                                       ------------       ------------
Fixed income securities
   Municipal                           $   (13,474)       $   (14,162)
   Corporate                               (16,362)           (24,289)
   RMBS                                     (4,806)            (4,899)
   CMBS                                    (20,791)           (28,796)
   ABS                                      (3,188)            (3,311)
     Total fixed income securities     $   (58,621)       $   (75,457)

Investment grade fixed income
   securities                          $   (36,656)       $   (52,025)
Below investment grade fixed
   income securities                       (21,965)           (23,432)
     Total fixed income securities     $   (58,621)       $   (75,457)
                                       ------------       ------------

DECEMBER 31, 2010
Fixed income securities
   U.S. government and agencies        $        --        $      (201)
   Municipal                               (31,244)           (37,772)
   Corporate                               (10,802)           (27,856)
   Foreign government                           --               (683)
   RMBS                                    (10,252)           (10,362)
   CMBS                                    (33,225)           (33,282)
   ABS                                      (3,146)            (3,185)
     Total fixed income securities     $   (88,669)       $  (113,341)

Investment grade fixed income
   securities                          $   (60,013)       $   (82,233)
Below investment grade fixed
    income securities                      (28,656)           (31,108)
     Total fixed income securities     $   (88,669)       $   (113,341)
                                       ------------       ------------

     As of December 31, 2011, $30.1 million of unrealized losses are related to securities with an unrealized loss position less than 20% of amortized cost, the degree of which suggests that these securities do not pose a high risk of being other-than-temporarily impaired. Of the $30.1 million, $26.3 million are related to unrealized losses on investment grade fixed income securities. Investment grade is defined as a security having a rating of Aaa, Aa, A or Baa from Moody's, a rating of AAA, AA, A or BBB from S&P, Fitch, Dominion or
Realpoint, a rating of aaa, aa, a or bbb from A.M. Best, or a comparable internal rating if an externally provided rating is not available. Unrealized losses on investment grade securities are principally related to widening credit spreads or rising interest rates since the time of initial purchase.

     As of December 31, 2011, the remaining $45.3 million of unrealized losses are related to securities in unrealized loss positions greater than or equal to 20% of amortized cost. Investment grade fixed income securities comprising $25.7 million of these unrealized losses were evaluated based on factors such as expected cash flows and the financial condition and near-term and long-term prospects of the issue or issuer and were determined to have adequate resources to fulfill contractual obligations. Of the $45.3 million, $19.6 million are related to below investment grade fixed income securities. Of these amounts, $13.3 million of the below investment grade fixed income securities had been in an unrealized loss position greater than or equal to 20% of amortized cost for a period of twelve or more consecutive months as of December 31, 2011. Unrealized losses on below investment grade securities are principally related to CMBS and RMBS and were the result of wider credit spreads resulting from higher risk premiums since the time of initial purchase, largely due to macroeconomic conditions and credit market deterioration, including the impact of lower real estate valuations.

RMBS, CMBS and ABS in an unrealized loss position were evaluated based on actual and projected collateral losses relative to the securities' positions in the respective securitization trusts, security specific expectations of cash flows, and credit ratings. This evaluation also takes into consideration credit enhancement, measured in terms of (i) subordination from other classes of securities in the trust that are contractually obligated to absorb losses before the class of security the Company owns, (ii) the expected impact of other structural features embedded in the securitization trust beneficial to the class of securities the Company owns, such as overcollateralization and excess spread, and (iii) for RMBS and ABS in an unrealized loss position, credit enhancements from reliable bond insurers, where applicable. Municipal bonds in an unrealized loss position were evaluated based on the quality of the underlying securities.
     As of December 31, 2011, the Company has not made the decision to sell and it is not more likely than not the Company will be required to sell fixed income securities with unrealized losses before recovery of the amortized cost basis.

LIMITED  PARTNERSHIPS

     As of December 31, 2011 and 2010, the carrying value of equity method limited partnership interests totaled $39.0 million and $2.4 million, respectively. The Company recognizes an impairment loss for equity method investments when evidence demonstrates that the loss is other than temporary. Evidence of a loss in value that is other than temporary may include the absence of an ability to recover the carrying amount of the investment or the inability of the investee to sustain a level of earnings that would justify the carrying amount of the investment. In 2011 and 2010, the Company had no write-downs related to equity method limited partnership interests.

As of December 31, 2011 and 2010, the carrying value for cost method limited partnership interests was $32.4 million and $2.4 million, respectively. To determine if an other-than-temporary impairment has occurred, the Company evaluates whether an impairment indicator has occurred in the period that may have a significant adverse effect on the carrying value of the investment. Impairment indicators may include: significantly reduced valuations of the investments held by the limited partnerships; actual recent cash flows received being significantly less than expected cash flows; reduced valuations based on financing completed at a lower value; completed sale of a material underlying investment at a price significantly lower than expected; or any other adverse events since the last financial statements received that might affect the fair value of the investee's capital. Additionally, the Company's portfolio monitoring process includes a quarterly review of all cost method limited partnerships to identify instances where the net asset value is below established thresholds for certain periods of time, as well as investments that are performing below expectations, for further impairment consideration. If a cost method limited partnership is other-than-temporarily impaired, the carrying value is written down to fair value, generally estimated to be equivalent to the reported net asset value of the underlying funds. In 2011 and 2010, the Company had no write-downs related to cost method investments.

MORTGAGE LOANS

The Company's mortgage loans are commercial mortgage loans collateralized by a variety of commercial real estate property types located throughout the United States and totaled, net of valuation allowance, $565 million and $501 million as of December 31, 2011 and 2010, respectively. Substantially all of the commercial mortgage loans are non-recourse to the borrower. The following table shows the principal geographic distribution of commercial real estate represented in the Company's mortgage loan portfolio. No other state represented more than 5% of the portfolio as of December 31.





(% OF MORTGAGE LOAN PORTFOLIO CARRYING VALUE)    2011     2010
                                                 -----    -----
California                                       22.3%    24.2%
                                                 -----    -----
Illinois                                         13.5     14.6
Texas                                            11.2      9.5
New Jersey                                        7.0      4.3
Arizona                                           6.4      7.4



The types of properties collateralizing the mortgage loans as of December 31 are as follows:



(% OF MORTGAGE LOAN PORTFOLIO CARRYING VALUE)     2011     2010
Warehouse                                         29.2%    35.1%
                                                 ------    -----
Office buildings                                  25.7     29.4
Retail                                            21.6     19.4
Apartment complex                                 16.9     11.9
Other                                              6.6      4.2
   Total                                         100.0%    100.0%
                                                 ------    -----



The contractual maturities of the mortgage loan portfolio as of December 31, 2011 are as follows:



                  NUMBER
($IN THOUSANDS)  OF LOANS    CARRYING VALUE     PERCENT
2012                    5    $        23,719        4.2%
                 --------    ---------------    --------
2013                   15             68,686       12.2
2014                    9             44,946        7.9
2015                   21            121,243       21.5
Thereafter             55            306,253       54.2
   Total              105    $       564,847      100.0%
                 --------    ---------------    --------



Mortgage loans are evaluated for impairment on a specific loan basis through a quarterly credit monitoring process and review of key credit quality indicators. Mortgage loans are considered impaired when it is probable that the Company will not collect the contractual principal and interest. Valuation allowances are established for impaired loans to reduce the carrying value to the fair value of the collateral less costs to sell or the present value of the loan's expected future repayment cash flows discounted at the loan's original effective interest rate. Impaired mortgage loans may not have a valuation allowance when the fair value of the collateral less costs to sell is higher than the carrying value. Mortgage loan valuation allowances are charged off when there is no reasonable expectation of recovery. The impairment evaluation is non-statistical in respect to the aggregate portfolio but considers facts and circumstances attributable to each loan. It is not considered probable that additional impairment losses, beyond those identified on a specific loan basis, have been incurred as of December 31, 2011.

Accrual of income is suspended for mortgage loans that are in default or when full and timely collection of principal and interest payments is not probable. Cash receipts on mortgage loans on nonaccrual status are generally recorded as a reduction of carrying value.

Debt service coverage ratio is considered a key credit quality indicator when mortgage loans are evaluated for impairment. Debt service coverage ratio represents the amount of estimated cash flows from the property available to the borrower to meet principal and interest payment obligations. Debt service coverage ratio estimates are updated annually or more frequently if conditions are warranted based on the Company's credit monitoring process.

     The following table reflects the carrying value of non-impaired fixed rate and variable rate mortgage loans summarized by debt service coverage ratio distribution as of December 31:



($IN THOUSANDS)                                                     2011                             2011    2011
                                              --------------------------    -----------------------------    ----
DEBT SERVICE COVERAGE  RATIO DISTRIBUTION     FIXED RATE MORTGAGE LOANS     VARIABLE RATE MORTGAGE LOANS     TOTAL
                                              --------------------------    -----------------------------    --------
Below 1.0                                     $                   32,308    $                          --    $ 32,308
                                              --------------------------    -----------------------------    --------
1.0 - 1.25
                                                                  96,741                               --      96,741
1.26 - 1.50                                                      186,429                               --     186,429
Above 1.50                                                       246,451                               --     246,451
    Total non-impaired mortgage loans         $                  561,929    $                          --    $561,929
                                              --------------------------    -----------------------------    --------


($IN THOUSANDS)                                                   2010                             2010    2010
                                            --------------------------    -----------------------------    ----
DEBT SERVICE COVERAGE  RATIO DISTRIBUTION   FIXED RATE MORTGAGE LOANS     VARIABLE RATE MORTGAGE LOANS     TOTAL
                                            --------------------------    -----------------------------    --------
Below 1.0                                   $                   13,361    $                          --    $ 13,361
                                            --------------------------    -----------------------------    --------
1.0 - 1.25
                                                               140,835                               --     140,835
1.26 - 1.50                                                    128,978                               --     128,978
Above 1.50                                                     206,694                            4,485     211,179
    Total non-impaired mortgage loans       $                  489,868    $                       4,485    $494,353
                                            --------------------------    -----------------------------    --------



Mortgage loans with a debt service coverage ratio below 1.0 that are not considered impaired primarily relate to instances where the borrower has the financial capacity to fund the revenue shortfalls from the properties for the foreseeable term, the decrease in cash flows from the properties is considered temporary, or there are other risk mitigating circumstances such as additional collateral, escrow balances or borrower guarantees.
The net carrying value of impaired mortgage loans as of December 31 is as follows:



($IN THOUSANDS)                                             2011      2010
                                                          ======    ======
Impaired mortgage loans with a valuation allowance        $2,918    $7,123
                                                          ------    ------
Impaired mortgage loans without a valuation allowance
                                                              --        --
Total impaired mortgage loans                             $2,918    $7,123
                                                          ------    ------
Valuation allowance on impaired mortgage loans            $  637    $1,670
                                                          ======    ======


The average balance of impaired loans was $4.4 million, $11.1 million and $17.0 million during 2011, 2010 and 2009, respectively.
The rollforward of the valuation allowance on impaired mortgage loans for the years ended December 31 is as follows:



($IN THOUSANDS)                            2011               2010              2009
Beginning balance                       $ 1,670     $        4,250     $         449
                                        --------    ---------------    --------------
Net increase in valuation allowance
                                          1,642              2,922             5,264
Charge offs                              (2,675)            (5,502)           (1,463)
Ending balance                          $   637     $        1,670     $       4,250
                                        --------    ---------------    --------------



There are no past due mortgage loans as of December 31, 2011. The carrying value of past due mortgage loans as of December 31, 2010 was $3.6 million, all of which were less than 90 days past due. There were no mortgage loans in the process of foreclosure as of December 31, 2011 or 2010.


MUNICIPAL  BONDS
     The Company maintains a diversified portfolio of municipal bonds. The following table shows the principal geographic distribution of municipal bond issuers represented in the Company's portfolio as of December 31. No other state represents more than 5% of the portfolio.



 (% OF MUNICIPAL BOND PORTFOLIO CARRYING VALUE)    2011     2010
                                                   -----    -----
California                                         20.8%    21.6%
                                                   -----    -----
Texas                                              11.6     12.1
Illinois                                            5.8      5.1



CONCENTRATION  OF  CREDIT  RISK

     As of December 31, 2011, the Company is not exposed to any credit concentration risk of a single issuer and its affiliates greater than 10% of the Company's shareholder's equity.

SECURITIES LOANED

     The Company's business activities include securities lending programs with third parties, mostly large banks. As of December 31, 2011 and 2010, fixed income securities with a carrying value of $59.3 million and $124.5 million, respectively, were on loan under these agreements. In return, the Company receives cash that it invests and includes in short-term investments and fixed income securities, with an offsetting liability recorded in other liabilities and accrued expenses to account for the Company's obligation to return the collateral. Interest income on collateral, net of fees, was zero, $487 thousand and $681 thousand in 2011, 2010 and 2009, respectively.

OTHER INVESTMENT INFORMATION

     Included in fixed income securities are below investment grade assets totaling $317.2 million and $388.3 million as of December 31, 2011 and 2010, respectively.

     As of December 31, 2011, fixed income securities and short-term investments with a carrying value of $2.9 million were on deposit with regulatory authorities as required by law.

     As of December 31, 2011, the carrying value of fixed income securities that were non-income producing was $3.7 million.

6.  FAIR  VALUE  OF  ASSETS  AND  LIABILITIES

     Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The hierarchy for inputs used in determining fair value maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that observable inputs be used when available. Assets and liabilities recorded on the Statements of Financial Position at fair value are categorized in the fair value hierarchy based on the observability of inputs to the valuation techniques as follows:

Level  1:     Assets and liabilities whose values are based on unadjusted quoted prices for identical assets or liabilities in an active market that the Company can access.

Level  2:     Assets  and  liabilities  whose values are based on the following:
(a)  Quoted  prices  for  similar  assets  or  liabilities  in  active  markets;
(b) Quoted prices for identical or similar assets or liabilities in markets that are not active; or
(c)  Valuation  models  whose inputs are observable, directly or indirectly, for
substantially  the  full  term  of    the  asset  or  liability.

Level 3: Assets and liabilities whose values are based on prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. Unobservable inputs reflect the Company's estimates of the assumptions that market participants would use in valuing the assets and liabilities.

     The availability of observable inputs varies by instrument. In situations where fair value is based on internally developed pricing models or inputs that are unobservable in the market, the determination of fair value requires more judgment. The degree of judgment exercised by the Company in determining fair value is typically greatest for instruments categorized in Level 3. In many instances, valuation inputs used to measure fair value fall into different levels of the fair value hierarchy. The category level in the fair value hierarchy is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The Company uses prices and inputs that are current as of the measurement date, including during periods of market disruption. In periods of market disruption, the ability to observe prices and inputs may be reduced for many instruments.

     The Company has two types of situations where investments are classified as Level 3 in the fair value hierarchy. The first is where quotes continue to be received from independent third-party valuation service providers and all significant inputs are market observable; however, there has been a significant decrease in the volume and level of activity for the asset when compared to normal market activity such that the degree of market observability has declined to a point where categorization as a Level 3 measurement is considered appropriate. The indicators considered in determining whether a significant decrease in the volume and level of activity for a specific asset has occurred include the level of new issuances in the primary market, trading volume in the secondary market, the level of credit spreads over historical levels, applicable bid-ask spreads, and price consensus among market participants and other pricing sources.

     The second situation where the Company classifies securities in Level 3 is where specific inputs significant to the fair value estimation models are not market observable. This occurs in two primary instances. The first relates to the Company's use of broker quotes to value certain securities where the inputs have not been corroborated to be market observable. The second relates to auction rate securities ("ARS") backed by student loans for which a key input, the anticipated date liquidity will return to this market, is not market observable.

     Certain assets are not carried at fair value on a recurring basis, including investments such as mortgage loans, limited partnership interests and policy loans. Accordingly, such investments are only included in the fair value hierarchy disclosure when the investment is subject to remeasurement at fair value after initial recognition and the resulting remeasurement is reflected in the financial statements. In addition, derivatives embedded in fixed income securities are not disclosed in the hierarchy as free-standing derivatives since they are presented with the host contracts in fixed income securities. In determining fair value, the Company principally uses the market approach which generally utilizes market transaction data for the same or similar instruments. To a lesser extent, the Company uses the income approach which involves determining fair values from discounted cash flow methodologies. For the majority of Level 2 and Level 3 valuations, a combination of the market and income approaches is used.

Summary of significant valuation techniques for assets and liabilities measured at fair value on a recurring basis

Level  1  measurements
----------------------
-     Fixed income securities:  Comprise U.S. Treasuries.  Valuation is based on
      ------------------------
unadjusted quoted prices for identical assets in active markets that the Company can access.
-     Equity  securities:  Comprise actively traded, exchange-listed U.S. equity
      -------------------
securities. Valuation is based on unadjusted quoted prices for identical assets in active markets that the Company can access.
-     Short-term:  Comprise  actively  traded money market funds that have daily
      -----------
quoted  net  asset  values  for  identical  assets  that the Company can access.
-     Separate  account assets:  Comprise actively traded mutual funds that have
      -------------------------
daily quoted net asset values for identical assets that the Company can access. Net asset values for the actively traded mutual funds in which the separate account assets are invested are obtained daily from the fund managers. Level 2 measurements
----------------------
-     Fixed  income  securities:
      --------------------------

U.S. government and agencies: The primary inputs to the valuation include quoted prices for identical or similar assets in markets that are not active, contractual cash flows, benchmark yields and credit spreads.

Municipal: The primary inputs to the valuation include quoted prices for identical or similar assets in markets that are not active, contractual cash flows, benchmark yields and credit spreads.

Corporate, including privately placed: The primary inputs to the valuation include quoted prices for identical or similar assets in markets that are not active, contractual cash flows, benchmark yields and credit spreads. Also included are privately placed securities valued using a discounted cash flow model that is widely accepted in the financial services industry and uses market observable inputs and inputs derived principally from, or corroborated by, observable market data. The primary inputs to the discounted cash flow model include an interest rate yield curve, as well as published credit spreads for similar assets in markets that are not active that incorporate the credit quality and industry sector of the issuer.

Foreign government: The primary inputs to the valuation include quoted prices for identical or similar assets in markets that are not active, contractual cash flows, benchmark yields and credit spreads.

RMBS and ABS: The primary inputs to the valuation include quoted prices for identical or similar assets in markets that are not active, contractual cash flows, benchmark yields, prepayment speeds, collateral performance and credit spreads. Certain ABS are valued based on non-binding broker quotes whose inputs have been corroborated to be market observable.

CMBS: The primary inputs to the valuation include quoted prices for identical or similar assets in markets that are not active, contractual cash flows, benchmark yields, collateral performance and credit spreads.

Redeemable preferred stock: The primary inputs to the valuation include quoted prices for identical or similar assets in markets that are not active, contractual cash flows, benchmark yields, underlying stock prices and credit spreads.

-     Short-term:  The primary inputs to the valuation include quoted prices for
      -----------
identical or similar assets in markets that are not active, contractual cash flows, benchmark yields and credit spreads. For certain short-term investments, amortized cost is used as the best estimate of fair value.
Level  3  measurements
----------------------
-     Fixed  income  securities:
      --------------------------
Municipal: ARS primarily backed by student loans that have become illiquid due to failures in the auction market are valued using a discounted cash flow model that is widely accepted in the financial services industry and uses significant non-market observable inputs, including estimates of future coupon rates if auction failures continue, the anticipated date liquidity will return to the market and illiquidity premium. Also included are municipal bonds that are not rated by third party credit rating agencies but are rated by the National Association of Insurance Commissioners ("NAIC"). The primary inputs to the valuation of these municipal bonds include quoted prices for identical or similar assets in markets that exhibit less liquidity relative to those markets supporting Level 2 fair value measurements, contractual cash flows, benchmark yields and credit spreads.

Corporate, including privately placed: Valued based on non-binding broker quotes where the inputs have not been corroborated to be market observable.
 RMBS, CMBS and ABS: Valued based on non-binding broker quotes received from brokers who are familiar with the investments and where the inputs have not been corroborated to be market observable.

-     Other  investments:  Certain over-the-counter ("OTC") derivatives, such as
      -------------------
interest rate caps, are valued using models that are widely accepted in the financial services industry. These are categorized as Level 3 as a result of the significance of non-market observable inputs such as volatility. Other primary inputs include interest rate yield curves.

-     Other  assets:  Includes  a  structured  settlement  annuity  reinsurance
      --------------
agreement accounted for as a derivative instrument. Valued internally utilizing a model that uses interest rate and volatility assumptions to generate stochastically determined cash flows. This item is categorized as Level 3 as a result of the significance of non-market observable inputs.

-     Contractholder  funds:  Derivatives  embedded  in certain life and annuity
      ----------------------
contracts are valued internally using models widely accepted in the financial services industry that determine a single best estimate of fair value for the embedded derivatives within a block of contractholder liabilities. The models primarily use stochastically determined cash flows based on the contractual elements of embedded derivatives, projected option cost and applicable market data, such as interest rate yield curves and equity index volatility assumptions. These are categorized as Level 3 as a result of the significance of non-market observable inputs.

Assets and liabilities measured at fair value on a non-recurring basis Mortgage loans written-down to fair value in connection with recognizing impairments are valued based on the fair value of the underlying collateral less costs to sell. Limited partnership interests written-down to fair value in connection with recognizing other-than-temporary impairments are valued using net asset values.

     The following table summarizes the Company's assets and liabilities measured at fair value on a recurring and non-recurring basis as of December 31, 2011:





                                  QUOTED
                                 PRICES IN
                                  ACTIVE        SIGNIFICANT
                                  MARKETS          OTHER                                                        BALANCE
                                    FOR         OBSERVABLE       SIGNIFICANT                                     AS OF
                                 IDENTICAL        INPUTS         UNOBSERVABLE      COUNTERPARTY AND CASH      DECEMBER 31,
($IN THOUSANDS)                 ASSETS                          INPUTS            COLLATERAL
                                  (LEVEL 1)        (LEVEL 2)         (LEVEL 3)    NETTING                             2011
ASSETS
Fixed income
     securities:
   U.S. government
   and agencies                 $  159,082     $    301,013     $          --                                $     460,095
   Municipal                            --          739,334            50,422                                      789,756
   Corporate                            --        3,593,371           223,643                                    3,817,014
   Foreign
     government                         --          376,941                --                                      376,941
   RMBS                                 --          443,016             2,730                                      445,746
   CMBS                                 --          234,190                --                                      234,190
   ABS                                  --           93,706            26,425                                      120,131
   Redeemable
      preferred stock                   --            9,611                --                                        9,611
Total fixed
      income
     securities                    159,082        5,791,182           303,220                                    6,253,484
                                -----------    -------------    --------------                               --------------
  Equity securities                104,178               --                --                                      104,178
  Short-term
    investments                     10,065          138,764                --                                      148,829
  Other investments:
      Free-standing
         derivatives                    --               --                38     $                  (38)               --
  Separate account
     assets                        472,048               --                --                                      472,048
  Other assets                          --               --            16,869                                       16,869
TOTAL ASSETS
     AT FAIR VALUE              $  745,373     $  5,929,946     $     320,127     $                  (38)    $   6,995,408
                                -----------    -------------    --------------    -----------------------    --------------
% of total assets
      at fair value                  10.6 %           84.8 %             4.6 %                       -- %           100.0 %
                                ===========    =============    ==============    =======================    ==============

LIABILITIES
  Contractholder funds:
             Derivatives
                embedded
                in life and
     annuity contracts          $       --     $         --     $     (21,854)                               $     (21,854)
  Other liabilities:
     Free-standing
      derivatives                       --               --            (2,905)    $                   38            (2,867)
TOTAL LIABILITIES
    AT FAIR VALUE               $       --     $         --     $     (24,759)    $                   38     $     (24,721)
% of total
     liabilities
     at fair value                     -- %             -- %           100.2 %                     (0.2)%           100.0 %
                                ===========    =============    ==============    =======================    ==============



     The following table summarizes the Company's assets and liabilities measured at fair value on a recurring and non-recurring basis as of December 31, 2010:



                                   QUOTED
                                  PRICES IN       SIGNIFICANT
                                   ACTIVE            OTHER                                               BALANCE
                                 MARKETS FOR      OBSERVABLE       SIGNIFICANT       COUNTERPARTY         AS OF
                                  IDENTICAL         INPUTS         UNOBSERVABLE        AND CASH        DECEMBER 31,
($IN THOUSANDS)                 ASSETS                            INPUTS            COLLATERAL
                                    (LEVEL 1)        (LEVEL 2)         (LEVEL 3)    NETTING                    2010
ASSETS
Fixed income
     securities:
   U.S. government
      and agencies              $     79,679     $    278,889     $          --                       $     358,568
   Municipal                              --          750,365           103,369                             853,734
   Corporate                              --        3,527,885           225,207                           3,753,092
   Foreign
     government                           --          329,603                --                             329,603
   RMBS                                   --          510,235            80,063                             590,298
   CMBS                                   --          125,175           141,869                             267,044
   ABS                                    --           97,713            40,851                             138,564
   Redeemable
       preferred
       stock                              --            9,206                --                               9,206
Total fixed
      income
     securities                       79,679        5,629,071           591,359                           6,300,109
                                -------------    -------------    --------------                      --------------
  Equity securities                  124,559               --                --                             124,559
  Short-term
      investments                      5,731          192,870                --                             198,601
  Other investments:
      Free-standing
        derivatives                       --               --               469     $         (58)              411
  Separate account
       assets                        577,756               --                --                             577,756
  Other assets                            --               --            (4,870)                             (4,870)
    TOTAL
      RECURRING
       BASIS ASSETS                  787,725        5,821,941           586,958               (58)        7,196,566
                                -------------    -------------    --------------    --------------    --------------
  Non-recurring basis (1)                 --               --             7,123                               7,123
TOTAL ASSETS
      AT FAIR VALUE             $    787,725     $  5,821,941     $     594,081     $         (58)    $   7,203,689
% of total assets
      at fair value                    10.9 %           80.8 %             8.3 %              -- %           100.0 %
                                =============    =============    ==============    ==============    ==============

LIABILITIES
  Contractholder
       funds:
             Derivatives
                  embedded
      in  annuity contracts     $         --     $         --     $     (17,544)                      $     (17,544)
  Other liabilities:
     Free-standing
      derivatives                         --               --            (3,480)    $          58            (3,422)
TOTAL LIABILITIES
     AT FAIR VALUE              $         --     $         --     $     (21,024)    $          58     $     (20,966)
% of total
      liabilities
     at fair value                       -- %             -- %           100.3 %           (0.3) %           100.0 %
                                =============    =============    ==============    ==============    ==============


_______________
 (1) Includes mortgage loans written-down to fair value in connection with recognizing other-than-temporary impairments.

     The following table presents the rollforward of Level 3 assets and liabilities held at fair value on a recurring basis during the year ended December 31, 2011.



                                                                                TOTAL REALIZED
                                                                                AND UNREALIZED
                                                                                GAINS (LOSSES)
($IN THOUSANDS)                                                                INCLUDED IN:
                                                       BALANCE                                     OCI ON
                                                       AS OF                                       STATEMENT        TRANSFERS
                                                       DECEMBER 31,            NET                 OF FINANCIAL     INTO
                                                                      2010     INCOME (1)          POSITION         LEVEL 3
                                                                               ----------------
ASSETS
Fixed income securities:
   Municipal                                           $           103,369     $            43     $       1,054    $      5,378
   Corporate                                                       225,207               8,719             4,191          10,882
   RMBS                                                             80,063              (1,066)            1,743              --
   CMBS                                                            141,869              (4,698)           15,987              --
   ABS                                                              40,851                 149               252              --

Total fixed income securities                                      591,359               3,147            23,227          16,260
                                                       --------------------    ----------------    -------------    -------------
Other investments:                                                                                            --              --

Free-standing derivatives, net                                      (3,011)             (3,153)               --              --
Other assets                                                        (4,870)             21,739                --              --
   TOTAL RECURRING
LEVEL 3 ASSETS                                         $           583,478     $        21,733     $      23,227    $     16,260
                                                       --------------------    ----------------    -------------    -------------

LIABILITIES
Contractholder funds:


Derivatives embedded in life and annuity contracts     $           (17,544)    $        (4,310)    $          --    $         --
   TOTAL RECURRING
LEVEL 3 LIABILITIES                                    $           (17,544)    $        (4,310)    $          --    $         --
                                                       --------------------    ----------------    -------------    -------------



                                                       PURCHASES               SALES               ISSUANCES        SETTLEMENTS
ASSETS
Fixed income securities:
   Municipal                                           $                --     $       (49,623)    $          --    $     (1,907)
   Corporate                                                        24,978             (11,680)               --          (1,557)
   RMBS                                                                 --              (8,582)               --         (12,918)
   CMBS                                                                 --             (19,240)               --              --
   ABS                                                              14,999              (3,856)               --          (2,957)

Total fixed income securities                                       39,977             (92,981)               --         (19,339)
                                                       --------------------    ----------------    -------------    -------------
Other investments:

Free-standing derivatives, net                                       1,867                  --                --           1,430
Other assets                                                            --                  --                --              --
   TOTAL RECURRING
LEVEL 3 ASSETS                                         $            41,844     $       (92,981)    $          --    $    (17,909)
                                                       --------------------    ----------------    -------------    -------------

LIABILITIES
Contractholder funds:


Derivatives embedded in life and annuity contracts     $                --     $            --     $          --    $         --
   TOTAL RECURRING
LEVEL 3 LIABILITIES                                    $                --     $            --     $          --    $         --
                                                       --------------------    ----------------    -------------    -------------





($IN THOUSANDS)

                                                       TRANSFERS
                                                       OUT OF
                                                       LEVEL 3

ASSETS
Fixed income securities:
   Municipal                                           $         (7,892)
   Corporate                                                    (37,097)
   RMBS                                                         (56,510)
   CMBS                                                        (133,918)
   ABS                                                          (23,013)

Total fixed income securities                                  (258,430)
                                                       -----------------
Other investments:                                                   --

Free-standing derivatives, net                                       --
Other assets                                                         --
   TOTAL RECURRING
LEVEL 3 ASSETS                                         $       (258,430)
                                                       -----------------

LIABILITIES
Contractholder funds:


Derivatives embedded in life and annuity contracts     $             --
   TOTAL RECURRING
LEVEL 3 LIABILITIES                                    $             --
                                                       -----------------

                                                       BALANCE AS
                                                       OF DECEMBER 31,
                                                                   2011
ASSETS
Fixed income securities:
   Municipal                                           $         50,422
   Corporate                                                    223,643
   RMBS                                                           2,730
   CMBS                                                              --
   ABS                                                           26,425

Total fixed income securities                                   303,220
                                                       -----------------
Other investments:

Free-standing derivatives, net                                   (2,867)  (2)
Other assets                                                     16,869
   TOTAL RECURRING
LEVEL 3 ASSETS                                         $        317,222
                                                       -----------------

LIABILITIES
Contractholder funds:


Derivatives embedded in life and annuity contracts     $        (21,854)
   TOTAL RECURRING
LEVEL 3 LIABILITIES                                    $        (21,854)
                                                       -----------------


_______________
(1) The effect to net income totals $17.4 million and is reported in the Statements of Operations and Comprehensive Income as follows: $13.4 million in realized capital gains and losses, $8.3 million in net investment income, $(156) thousand in interest credited to contractholder funds and $(4.2) million in contract benefits.
(2)  Comprises  $38  thousand  of  assets  and  $2.9  million  of  liabilities.

The following table presents the rollforward of Level 3 assets and liabilities held at fair value on a recurring basis during the year ended December 31, 2010.



                                                                            TOTAL REALIZED
                                                                            AND UNREALIZED
                                                                            GAINS (LOSSES)
 ($IN THOUSANDS)                                                           INCLUDED IN:
                                                                           ================
                                                                                               OCI ON
                                                                                               STATEMENT OF
                                              BALANCE                      NET                 FINANCIAL
                                              AS OF DECEMBER 31, 2009      INCOME (1)          POSITION
                                                                           ----------------
ASSETS
Fixed income securities:
   Municipal                                  $                123,743     $          (408)    $        (245)
   Corporate                                                   201,275                (817)            6,957
   RMBS                                                         39,124              (5,817)           12,277
   CMBS                                                        173,094             (22,210)           78,944
   ABS                                                          17,776                  (6)            4,869
Total fixed income securities                                  555,012             (29,258)          102,802

Other investments:
Free-standing derivatives, net                                    (872)             (3,997)               --
Other assets                                                    (5,059)                189                --
   TOTAL RECURRING
LEVEL 3 ASSETS                                $                549,081     $       (33,066)    $     102,802


LIABILITIES
Contractholder funds:
Derivatives embedded in annuity contracts     $                (13,211)    $        (4,333)    $          --
   TOTAL RECURRING
LEVEL 3 LIABILITIES                           $                (13,211)    $        (4,333)    $          --
                                              -------------------------    ----------------    --------------






 ($IN THOUSANDS)


                                            PURCHASES, SALES,      TRANSFERS     TRANSFERS          BALANCE AS
                                            ISSUANCES AND          INTO          OUT OF             OF DECEMBER 31,
                                            SETTLEMENTS, NET       LEVEL 3       LEVEL 3                           2010
ASSETS
Fixed income securities:
   Municipal                                $          (11,242)    $      804    $       (9,283)    $           103,369
   Corporate                                             7,708         58,519           (48,435)                225,207
   RMBS                                                 38,659             --            (4,180)                 80,063
   CMBS                                                (16,859)         9,647           (80,747)                141,869
   ABS                                                  48,555             --           (30,343)                 40,851
Total fixed income securities                           66,821         68,970          (172,988)                591,359
                                                                                                    --------------------
Other investments:
Free-standing derivatives, net                           1,858             --                --                  (3,011)  (2)
Other assets                                                --             --                --                  (4,870)
   TOTAL RECURRING
LEVEL 3 ASSETS                              $           68,679     $   68,970    $     (172,988)    $           583,478
                                                                                                    --------------------

LIABILITIES
Contractholder funds:
Derivatives embedded in annuity contracts   $               --     $       --    $           --     $           (17,544)
   TOTAL RECURRING
LEVEL 3 LIABILITIES                         $               --     $       --    $           --     $           (17,544)
                                            -------------------    ----------    ---------------    --------------------

_______________
(1) The effect to net income totals $(37.4) million and is reported in the Statements of Operations and Comprehensive Income as follows: $(41.2) million in realized capital gains and losses, $8.1 million in net investment income and $(4.3) million in contract benefits.

(2)     Comprises  $469  thousand  of  assets  and  $3.5 million of liabilities.

     Transfers between level categorizations may occur due to changes in the availability of market observable inputs, which generally are caused by changes in market conditions such as liquidity, trading volume or bid-ask spreads. Transfers between level categorizations may also occur due to changes in the valuation source. For example, in situations where a fair value quote is not provided by the Company's independent third-party valuation service provider and as a result the price is stale or has been replaced with a broker quote whose inputs have not been corroborated to be market observable, the security is transferred into Level 3. Transfers in and out of level categorizations are reported as having occurred at the beginning of the quarter in which the transfer occurred. Therefore, for all transfers into Level 3, all realized and changes in unrealized gains and losses in the quarter of transfer are reflected in the Level 3 rollforward table.

     There  were  no  transfers between Level 1 and Level 2 during 2011 or 2010.

During 2011, certain RMBS, CMBS and ABS were transferred into Level 2 from Level 3 as a result of increased liquidity in the market and a sustained increase in market activity for these assets. Additionally, certain ABS that are valued based on non-binding broker quotes were transferred into Level 2 from Level 3 since the inputs were corroborated to be market observable. During 2010, certain CMBS and ABS were transferred into Level 2 from Level 3 as a result of increased liquidity in the market and a sustained increase in market activity for these assets. When transferring these securities into Level 2, the Company did not change the source of fair value estimates or modify the estimates received from independent third-party valuation service providers or the internal valuation approach. Accordingly, for securities included within this group, there was no change in fair value in conjunction with the transfer resulting in a realized or unrealized gain or loss.

     Transfers into Level 3 during 2011 and 2010 included situations where a fair value quote was not provided by the Company's independent third-party valuation service provider and as a result the price was stale or had been replaced with a broker quote where inputs have not been corroborated to be market observable resulting in the security being classified as Level 3. Transfers out of Level 3 during 2011 and 2010 included situations where a broker quote was used in the prior period and a fair value quote became available from the Company's independent third-party valuation service provider in the current period. A quote utilizing the new pricing source was not available as of the prior period, and any gains or losses related to the change in valuation source for individual securities were not significant.

     The following table provides the total gains and (losses) included in net income for Level 3 assets and liabilities still held as of December 31.


($IN THOUSANDS)                            2011        2010
                                        --------    --------
ASSETS
Fixed income securities:
Municipal                               $   151     $   169
Corporate                                 8,193      11,553
RMBS                                         --      (4,483)
CMBS                                         --      (7,784)
Total fixed income securities             8,344        (545)
                                        --------    --------
Other investments:
Free-standing derivatives, net           (1,714)     (2,868)
Other assets                             21,739         189
TOTAL RECURRING LEVEL 3 ASSETS          $28,369     $(3,224)
                                        --------    --------

LIABILITIES
Contractholder funds:
Derivatives embedded in life and
   annuity contracts                    $(4,310)    $(4,333)
TOTAL RECURRING LEVEL 3 LIABILITIES     $(4,310)    $(4,333)
                                        --------    --------



The amounts in the table above represent gains and losses included in net income during 2011 and 2010 for the period of time that the asset or liability was determined to be in Level 3. These gains and losses total $24.1 million in 2011 and are reported as follows: $16.5 million in realized capital gains and losses, $11.9 million in net investment income, $(156) thousand in interest credited to contractholder funds and $(4.2) million in contract benefits. These gains and losses total $(7.6) million in 2010 and are reported as follows: $(15.6) million in realized capital gains and losses, $12.3 million in net investment income and $(4.3) million in contract benefits.

     The following table presents the rollforward of Level 3 assets and liabilities held at fair value on a recurring basis during the year ended December 31, 2009.


($IN THOUSANDS)
                                                                            TOTAL
                                                                        REALIZED AND
                                                                         UNREALIZED
                                                                        GAINS (LOSSES)
                                                                         INCLUDED IN:
                                                                ==============================

                                              BALANCE                              OCI ON               PURCHASES,
                                              AS OF                                STATEMENT            SALES, ISSUANCES
                                              DECEMBER 31,                         OF FINANCIAL         AND
                                              2008               NET INCOME (1)     POSITION            SETTLEMENTS, NET
                                             --------------     ---------------    ------------         ----------------
ASSETS
Fixed income securities:
   Municipal                                  $      97,784     $         (150)    $       6,371    $          (3,932)
   Corporate                                      1,092,115             11,445           121,540             (111,828)
   Foreign government                                    --                 --                42                4,974
   RMBS                                              78,202             (1,877)            4,014              (17,839)
   CMBS                                              46,236            (27,157)           82,059              (10,148)
   ABS                                               20,202                 13             2,142               (4,581)
Total fixed income securities                     1,334,539            (17,726)          216,168             (143,354)
Other investments:
Free-standing derivatives, net                       (4,736)             2,045                --                1,819
Other assets                                         (1,829)            (3,230)               --                   --
   TOTAL RECURRING
LEVEL 3 ASSETS                                $   1,327,974     $      (18,911)    $     216,168    $        (141,535)

LIABILITIES
Contractholder funds:
Derivatives embedded in annuity contracts     $     (30,051)    $       15,975     $          --    $             865
   TOTAL RECURRING
     LEVEL 3 LIABILITIES                      $     (30,051)    $       15,975     $          --    $             865
                                              --------------    ---------------    -------------    ------------------

($IN THOUSANDS)
                                                                                                    TOTAL
                                                                                                    GAINS (LOSSES)
                                                                                                    INCLUDED IN
                                                                                                    NET INCOME
                                                                                                    FOR FINANCIAL
                                                                                                    INSTRUMENTS
                                            NET                               BALANCE               STILL HELD
                                            TRANSFERS IN                      AS OF                 AS OF
                                            AND/OR (OUT)                      DECEMBER 31,          DECEMBER 31,
                                            OF LEVEL 3                        2009                  2009(3)
                                           --------------                     -------------         -------------

ASSETS
Fixed income securities:
   Municipal                                $      23,670     $                   123,743        $        (160)
   Corporate                                     (911,997)                        201,275                4,091
   Foreign government                              (5,016)                             --                   --
   RMBS                                           (23,376)                         39,124               (1,846)
   CMBS                                            82,104                         173,094              (17,109)
   ABS                                                 --                          17,776                   --
Total fixed income securities                    (834,615)                        555,012              (15,024)
Other investments:
Free-standing derivatives, net                         --                            (872)  (2)          4,280
Other assets                                           --                          (5,059)              (3,230)
   TOTAL RECURRING
LEVEL 3 ASSETS                              $    (834,615)    $                  (549,081)       $     (13,974)

LIABILITIES
Contractholder funds:
Derivatives embedded in annuity contracts   $          --     $                   (13,211)       $      15,975
   TOTAL RECURRING
LEVEL 3 LIABILITIES                         $          --     $                   (13,211)       $      15,975
                                            --------------    ----------------------------       --------------

________________
(1) The effect to net income totals $(2.9) million and is reported in the Statements of Operations and Comprehensive Income as follows: $(27.5) million in realized capital gains and losses, $8.6 million in net investment income and $16.0 million in contract benefits.
(2)     Comprises  $2.0  million  of  assets  and  $2.9  million of liabilities.
(3) The amounts represent gains and losses included in net income for the period of time that the asset or liability was determined to be in Level 3. These gains and losses total $2.0 million and are reported in the Statements of Operations and Comprehensive Income as follows: $(22.2) million in realized capital gains and losses, $8.2 million in net investment income and $16.0 million in contract benefits.
     Presented below are the carrying values and fair value estimates of financial instruments not carried at fair value.
FINANCIAL  ASSETS



($IN THOUSANDS)                                DECEMBER 31, 2011          DECEMBER 31, 2010
                                               ==================         =================
                                               CARRYING VALUE             FAIR VALUE           CARRYINGVALUE     FAIR VALUE
                                               ------------------         -----------------    --------------
Mortgage loans                                 $          564,847         $         588,344    $      501,476    $   488,248
                                               ------------------  -----  -----------------    --------------    -----------
Limited partnership interests - cost basis                 32,355                    31,257             2,355          2,347
Notes due from related party                                5,581                     5,581            18,365         18,365



The fair value of mortgage loans is based on discounted contractual cash flows or, if the loans are impaired due to credit reasons, the fair value of collateral less costs to sell. Risk adjusted discount rates are selected using current rates at which similar loans would be made to borrowers with similar characteristics, using similar types of properties as collateral. The fair value of limited partnership interests accounted for on the cost basis is determined using reported net asset values of the underlying funds. The fair value of notes due from related party, which are reported in other investments, is based on discounted cash flow calculations using current interest rates for instruments with comparable terms.


FINANCIAL  LIABILITIES



($IN THOUSANDS)                                  DECEMBER 31, 2011     DECEMBER 31, 2010
                                                 ------------------    ------------------
                                                 CARRYING VALUE        FAIR VALUE            CARRYINGVALUE     FAIR VALUE
                                                 ------------------    ------------------    --------------
Contractholder funds on investment contracts     $        3,431,056    $        3,521,443    $    3,770,279    $ 3,748,501
                                                 ------------------    ------------------    --------------    -----------
Liability for collateral                                     61,097                61,097           127,983        127,983



The fair value of contractholder funds on investment contracts is based on the terms of the underlying contracts utilizing prevailing market rates for similar contracts adjusted for the Company's own credit risk. Deferred annuities included in contractholder funds are valued using discounted cash flow models which incorporate market value margins, which are based on the cost of holding economic capital, and the Company's own credit risk. Immediate annuities without life contingencies are valued at the present value of future benefits using market implied interest rates which include the Company's own credit risk. The liability for collateral is valued at carrying value due to its short-term nature.
7.     DERIVATIVE  FINANCIAL  INSTRUMENTS  AND  OFF-BALANCE-SHEET  FINANCIAL
INSTRUMENTS
     The Company uses derivatives to manage risks with certain assets arising from the potential adverse impacts from changes in risk-free interest rates and foreign currency fluctuations. The Company does not use derivatives for speculative purposes. Asset-liability management is a risk management strategy that is principally employed to balance the respective interest-rate sensitivities of the Company's assets and liabilities. Depending upon the attributes of the assets acquired and liabilities issued, derivative instruments such as interest rate swaps and caps are utilized to change the interest rate characteristics of existing assets and liabilities to ensure the relationship is maintained within specified ranges and to reduce exposure to rising or falling interest rates. The Company uses foreign currency swaps primarily to reduce the foreign currency risk associated with holding foreign currency denominated investments. The Company also has a reinsurance treaty that is recorded as a derivative instrument, under which it primarily cedes reinvestment related risk on its structured settlement annuities to ALIC.
The Company also has derivatives embedded in non-derivative host contracts that are required to be separated from the host contracts and accounted for at fair value. The Company's primary embedded derivatives are guaranteed minimum accumulation and withdrawal benefits in reinsured variable annuity contracts; equity options in life product contracts, which provide equity returns to contractholders; and conversion options in fixed income securities, which provide the Company with the right to convert the instrument into a predetermined number of shares of common stock.
     When derivatives meet specific criteria, they may be designated as accounting hedges and accounted for as fair value, cash flow, foreign currency fair value or foreign currency cash flow hedges. The Company designates certain of its foreign currency swap contracts as cash flow hedges when the hedging instrument is highly effective in offsetting the exposure of variations in cash flows for the hedged risk that could affect net income. Amounts are reclassified to net investment income or realized capital gains and losses as the hedged item affects net income.
     The notional amounts specified in the contracts are used to calculate the exchange of contractual payments under the agreements and are generally not representative of the potential for gain or loss on these agreements. Fair value, which is equal to the carrying value, is the estimated amount that the Company would receive or pay to terminate the derivative contracts at the reporting date. The carrying value amounts for OTC derivatives are further adjusted for the effects, if any, of legally enforceable master netting agreements and are presented on a net basis, by counterparty agreement, in the Statements of Financial Position.
     For cash flow hedges, gains and losses are amortized from accumulated other comprehensive income and are reported in net income in the same period the forecasted transactions being hedged impact net income. For embedded derivatives in fixed income securities, net income includes the change in fair value of the embedded derivative and accretion income related to the host instrument.
Non-hedge accounting is generally used for "portfolio" level hedging strategies where the terms of the individual hedged items do not meet the strict homogeneity requirements to permit the application of hedge accounting. For non-hedge derivatives, net income includes changes in fair value and accrued periodic settlements, when applicable. With the exception of non-hedge embedded derivatives, all of the Company's derivatives are evaluated for their ongoing effectiveness as either accounting hedge or non-hedge derivative financial instruments on at least a quarterly basis.

     The following table provides a summary of the volume and fair value positions of derivative instruments as well as their reporting location in the Statement of Financial Position as of December 31, 2011. None of these derivatives are designated as accounting hedging instruments.



($IN THOUSANDS)                     ASSET DERIVATIVES
                                    -----------------------
                                                                                   FAIR
                                                               VOLUME-             VALUE,
                                    BALANCE SHEET LOCATION     NOTIONAL AMOUNT     NET        GROSS ASSET     GROSS LIABILITY
                                    -----------------------                                   ------------    ----------------
INTEREST RATE CONTRACTS
   Interest rate cap agreements     Other investments          $         52,000    $    --    $         --    $             --
    EMBEDDED DERIVATIVE FINANCIAL
     INSTRUMENTS
   Conversion options               Fixed income securities               1,000         96              96                  --
OTHER CONTRACTS
    Structured settlement annuity
       reinsurance agreement        Other assets                             --     16,869          16,869                  --
    TOTAL ASSET DERIVATIVES                                    $         53,000    $16,965    $     16,965    $             --
                                                                                              ------------    ----------------





                                                     LIABILITY DERIVATIVES
                                                                                                                 FAIR
                                                                                                                 ---------
                                                                                             VOLUME-             VALUE,
                                                     BALANCE SHEET LOCATION                  NOTIONAL AMOUNT     NET
                                                     ------------------------------------    ----------------    ---------
   INTEREST RATE CONTRACTS
   Interest rate cap agreements                      Other liabilities & accrued expenses    $        176,500    $ (2,867)
   EMBEDDED DERIVATIVE FINANCIAL
     INSTRUMENTS
   Guaranteed accumulation benefits                  Contractholder funds                             164,425     (18,656)
      Guaranteed withdrawal benefits                 Contractholder funds                              33,458      (3,042)

Equity-indexed options in life    product contracts  Contractholder funds                               4,143        (156)
   TOTAL LIABILITY DERIVATIVES                                                                        378,526     (24,721)
                                                                                             ----------------    ---------

   TOTAL DERIVATIVES                                                                         $        431,526    $(7,756)




                                                     GROSS ASSET     GROSS LIABILITY
                                                     ------------    -----------------
   INTEREST RATE CONTRACTS
   Interest rate cap agreements                      $         38    $         (2,905)
   EMBEDDED DERIVATIVE FINANCIAL
     INSTRUMENTS
   Guaranteed accumulation benefits                            --             (18,656)
      Guaranteed withdrawal benefits                           --              (3,042)

Equity-indexed options in life    product contracts            --                (156)
   TOTAL LIABILITY DERIVATIVES                       $         38    $        (24,759)
                                                     ------------    -----------------

   TOTAL DERIVATIVES


     The following table provides a summary of the volume and fair value positions of derivative instruments as well as their reporting location in the Statement of Financial Position as of December 31, 2010. None of these derivatives are designated as accounting hedging instruments.



($IN THOUSANDS)                     ASSET DERIVATIVES
                                    -----------------------
                                                                                   FAIR
                                                               VOLUME-             VALUE,
                                    BALANCE SHEET LOCATION     NOTIONAL AMOUNT     NET         GROSS ASSET      GROSS LIABILITY
                                    -----------------------                                    -------------    -----------------
INTEREST RATE CONTRACTS
   Interest rate cap agreements     Other investments          $         57,600    $   411     $        444     $            (33)
    EMBEDDED DERIVATIVE FINANCIAL
   INSTRUMENTS
   Conversion options               Fixed income securities               2,000        124              124                   --
OTHER CONTRACTS
   Structured settlement annuity
      reinsurance agreement         Other assets                             --     (4,870)          (4,870)                  --
    TOTAL ASSET DERIVATIVES                                    $         59,600    $(4,335)    $     (4,302)    $            (33)
                                                                                               -------------    -----------------






                                                LIABILITY DERIVATIVES
                                                                                                            FAIR
                                                                                                            ---------
                                                                                        VOLUME-             VALUE,
                                                BALANCE SHEET LOCATION                  NOTIONAL AMOUNT     NET
                                                ------------------------------------    ----------------    ---------
   INTEREST RATE CONTRACTS
   Interest rate cap agreements                 Other liabilities & accrued expenses    $        247,500    $ (3,422)
   EMBEDDED DERIVATIVE FINANCIAL
     INSTRUMENTS

   Guaranteed accumulation            benefits  Contractholder funds                             184,186     (15,128)
      Guaranteed withdrawal benefits            Contractholder funds                              37,736      (2,416)
   TOTAL LIABILITY DERIVATIVES                                                                   469,422     (20,966)


   TOTAL DERIVATIVES                                                                    $        529,022    $(25,301)




                                                GROSS ASSET     GROSS LIABILITY
                                                ------------    -----------------
   INTEREST RATE CONTRACTS
   Interest rate cap agreements                 $         25    $         (3,447)
   EMBEDDED DERIVATIVE FINANCIAL
     INSTRUMENTS

   Guaranteed accumulation            benefits            --             (15,128)
      Guaranteed withdrawal benefits                      --              (2,416)
   TOTAL LIABILITY DERIVATIVES                  $         25    $        (20,991)
                                                ------------    -----------------

   TOTAL DERIVATIVES




The following table provides a summary of the impacts of the Company's foreign currency contracts in cash flow hedging relationships for the years ended
December 31, 2010 and 2009. There were no cash flow hedges outstanding during 2011.



($IN THOUSANDS)
EFFECTIVE PORTION                                                                                  2010        2009
                                                                                      ------------------    --------
Loss recognized in OCI on derivatives during the period                               $              --     $(1,107)
                                                                                      ------------------    --------
Gain recognized in OCI on derivatives during the term of the hedging relationship                    --         309
(Loss) gain reclassified from AOCI into income (net investment income)                               (2)         57
Gain reclassified from AOCI into income (realized capital gains and losses)                         311         276
INEFFECTIVE PORTION AND AMOUNT EXCLUDED FROM EFFECTIVENESS TESTING
Gain recognized in income on derivatives (realized capital gains and losses)                         --          --









The following table presents gains and losses from valuation and settlements reported on derivatives not designated as accounting hedging instruments in the Statements of Operations and Comprehensive Income for the years ended December 31.

                                           REALIZED CAPITAL GAINS
($IN THOUSANDS)                                  AND LOSSES                                     CONTRACT BENEFITS
                              -------------------------------------------------    -------------------------------------
                                    2011            2010               2009               2011        2010        2009
                              --------------------------------------------------   -------------------------------------
  Interest rate            $       (3,153)      $ (40,261)       $    42,886          $    --     $    --     $    --
 contracts
  Embedded derivative
    financial instruments               3           494                  --             (4,154)     (4,334)     16,841

Other contracts-
structured settlement
annuity reinsurance
agreement                             18,246        (3,277)             (6,636)                --          --          --
                              ---------------    ----------    ----------------    ---------------    --------    -------
        Total                 $       15,096     $ (43,044)    $        36,250     $       (4,154)    $(4,334)    $16,841
                              ---------------    ----------    ----------------    ---------------    --------    -------

                                INTEREST CREDITED TO        TOTAL GAIN (LOSS)RECOGNIZED IN
($IN THOUSANDS)                 CONTRACTHOLDER FUNDS           NET INCOME ON DERIVATIVES
                                --------------------        -------------------------------
                                        2011                  2011        2010        2009
                               ---------------------        --------....--------     -------
Interest rate                       $    --                 $(3,153)    $(40,261)    $42,886
 contracts                      --------------------        --------    ---------    --------
  Embedded derivative
    financial instruments        $    (156)                 $ (4,307)   $ (3,840)    $ 16,841
Other contracts-                --------------------        --------    ---------    --------
structured settlement
 annuity reinsurance
agreement                               --                     18,246       (3,277)     (6,636)
        Total                         $(156)                   $10,786     $(47,378)    $53,091
                                      ------                  --------    ---------    --------



The Company manages its exposure to credit risk by utilizing highly rated counterparties, establishing risk control limits, executing legally enforceable master netting agreements ("MNAs") and obtaining collateral where appropriate. The Company uses MNAs for OTC derivative transactions that permit either party to net payments due for transactions and collateral is either pledged or obtained when certain predetermined exposure limits are exceeded. As of December 31, 2011, the Company pledged $4.1 million in securities to counterparties, all of which was collateral posted under MNAs for contracts without credit-risk-contingent liabilities. The Company has not incurred any losses on derivative financial instruments due to counterparty nonperformance.
     Counterparty credit exposure represents the Company's potential loss if all of the counterparties concurrently fail to perform under the contractual terms of the contracts and all collateral, if any, becomes worthless. This exposure is measured by the fair value of OTC derivative contracts with a positive fair value at the reporting date reduced by the effect, if any, of legally enforceable master netting agreements.
The following table summarizes the counterparty credit exposure as of December 31 by counterparty credit rating as it relates to the Company's OTC derivatives.



($IN THOUSANDS)                                       2011                                                 2010
                       --------------------------------------------------------------------    ---------------------------
                                                                            Exposure,
                       Number of              Notional     Credit           net of             Number of          Notional
RATING (1)             counter-parties        amount       exposure (2)     collateral (2)     counter-parties    amount
                                              ---------    -------------    ---------------    ---------------    ---------
A+                                  --        $      --    $          --    $            --                  1    $   1,600
---------------        ---------------        ---------    -------------    ---------------    ---------------    ---------
A                                   --               --               --                 --                  2       56,000
BBB+                                 1           52,000               --                 --                 --           --
Total                                1        $  52,000    $          --    $            --                  3    $  57,600
                       ---------------        ---------    -------------    ---------------    ---------------    ---------


($IN THOUSANDS)             2010
                 --------------------------------
                                  Exposure,
                 Credit           net of
RATING (1)       exposure (2)     collateral (2)
                 -------------    ---------------
A+               $          10    $            10
---------------  -------------    ---------------
A                          401                401
BBB+                        --                 --
Total            $         411    $           411
                 -------------    ---------------


_________________
(1)     Rating  is  the  lower  of  S&P  or  Moody's  ratings.
(2) Only OTC derivatives with a net positive fair value are included for each counterparty.
     Market risk is the risk that the Company will incur losses due to adverse changes in market rates and prices. Market risk exists for all of the derivative financial instruments the Company currently holds, as these instruments may become less valuable due to adverse changes in market conditions. To limit this risk, the Company's senior management has established risk control limits. In addition, changes in fair value of the derivative financial instruments that the Company uses for risk management purposes are generally offset by the change in the fair value or cash flows of the hedged risk component of the related assets, liabilities or forecasted transactions.
     Certain of the Company's derivative instruments contain credit-risk-contingent termination events, cross-default provisions and credit support annex agreements. Credit-risk-contingent termination events allow the counterparties to terminate the derivative on certain dates if the Company's financial strength credit ratings by Moody's or S&P fall below a certain level or in the event the Company is no longer rated by both Moody's and S&P. Credit-risk-contingent cross-default provisions allow the counterparties to terminate the derivative instruments if the Company defaults by pre-determined threshold amounts on certain debt instruments. Credit-risk-contingent credit support annex agreements specify the amount of collateral the Company must post to counterparties based on the Company's financial strength credit ratings by Moody's or S&P, or in the event the Company is no longer rated by both Moody's and S&P.
The following summarizes the fair value of derivative instruments with termination, cross-default or collateral credit-risk-contingent features that are in a liability position as of December 31, as well as the fair value of assets and collateral that are netted against the liability in accordance with provisions within legally enforceable MNAs.



 ($IN THOUSANDS)                                                                                        2011      2010
                                                                                                       ======    ======
Gross liability fair value of contracts containing credit-risk-contingent features                     $ 265     $  34
                                                                                                       ------    ------
Gross asset fair value of contracts containing credit-risk-contingent features and subject to MNAs       (38)      (34)
Maximum amount of additional exposure for contracts with credit-risk-contingent features
if all features were triggered concurrently                                                            $ 227     $  --



OFF-BALANCE-SHEET  FINANCIAL  INSTRUMENTS
     The contractual amounts of off-balance-sheet financial instruments relating to commitments to invest in limited partnership interests and commitments to extend mortgage loans totaled $119.2 million and $22.1 million respectively, as of December 31, 2011 and $98.1 million and zero, as of December 31, 2010, respectively. The contractual amounts represent the amount at risk if the contract is fully drawn upon, the counterparty defaults and the value of any underlying security becomes worthless. Unless noted otherwise, the Company does not require collateral or other security to support off-balance-sheet financial instruments with credit risk.
Commitments to invest generally represent commitments to acquire financial interests or instruments. The Company enters into these agreements to allow for additional participation in certain limited partnership investments. Because the equity investments in the limited partnerships are not actively traded, it is not practical to estimate the fair value of these commitments.
     Commitments to extend mortgage loans are agreements to lend to a borrower provided there is no violation of any condition established in the contract. The Company enters into these agreements to commit to future loan fundings at a predetermined interest rate. Commitments generally have fixed expiration dates or other termination clauses. The fair value of commitments to extend mortgage loans, which are secured by the underlying properties, is $221 thousand as of December 31, 2011, and is valued based on estimates of fees charged by other institutions to make similar commitments to similar borrowers.
8. RESERVE FOR LIFE-CONTINGENT CONTRACT BENEFITS AND CONTRACTHOLDER FUNDS As of December 31, the reserve for life-contingent contract benefits consists of the following:



($IN THOUSANDS)                                               2011          2010
                                                        ==========    ==========
Immediate fixed annuities:
Structured settlement annuities                         $1,989,633    $1,800,217
Other immediate fixed annuities                             25,512        18,663
Traditional life insurance                                 171,971       162,678
Accident and health insurance                                7,159         6,616
Other                                                        2,433         2,040
Total reserve for life-contingent contract benefits     $2,196,708    $1,990,214
                                                        ----------    ----------



The following table highlights the key assumptions generally used in calculating the reserve for life-contingent contract benefits:



----------------------
PRODUCT                   MORTALITY                    INTEREST RATE         ESTIMATION METHOD
                          -------------------------    ------------------    ------------------------
                          U.S. population with
                          -------------------------
                          projected calendar year
                          improvements; mortality
                          rates adjusted for each/                           Present value of
Structured                impaired life based on       Interest rate         contractually
settlement                reduction in life            assumptions range     specified future
annuities                 expectancy                   from 2.8% to 9.2%     benefits
----------------------    -------------------------    ------------------    ------------------------
                          1983 individual annuity
                          mortality table;  Annuity    Interest rate         Present value
                          2000 mortality table;        assumptions range     of expected future
                          Annuity 2000 mortality       from 1.1% to          benefits based on
Other immediate           table with internal                       11.5%    Historical
fixed annuities           modifications                                      experience
                                                                             Net level premium
                                                                             reserve method using
                                                                             the Company's
                          Actual company               Interest rate         withdrawal experience
Traditional life          experience plus              assumptions range     rates; includes reserves
 insurance                loading                      from 4.0% to 8.0%     for unpaid claims
                                                                             Unearned premium;
Accident and health       Actual company                                     additional contract
 insurance                experience plus                                    reserves for mortality
                          loading                                            risk and unpaid claims
Other:
   Variable annuity                                    Interest rate         Projected benefit
   guaranteed minimum               100% of Annuity    assumptions range     ratio applied to
   death benefits (1)          2000 mortality table    from 4.0% to 5.1%     cumulative assessments


______________________
(1) In 2006, the Company disposed of its variable annuity business through a reinsurance agreement with The Prudential Insurance Company of America, a subsidiary of Prudential Financial, Inc. (collectively "Prudential").

     To the extent that unrealized gains on fixed income securities would result in a premium deficiency had those gains actually been realized, a premium deficiency reserve is recorded for certain immediate annuities with life contingencies. A liability of $283.0 million and $115.1 million is included in the reserve for life-contingent contract benefits with respect to this deficiency as of December 31, 2011 and 2010, respectively. The offset to this liability is recorded as a reduction of the unrealized net capital gains included in accumulated other comprehensive income.
As  of  December  31,  contractholder  funds  consist  of  the  following:



($IN THOUSANDS)                             2011          2010
Interest-sensitive life insurance     $  672,413    $  660,731
                                      ----------    ----------
Investment contracts:
Fixed annuities                        3,641,579     4,005,939
Other investment contracts                30,905        22,121
Total contractholder funds            $4,344,897    $4,688,791








     The following table highlights the key contract provisions relating to contractholder funds:



--------------------------------
PRODUCT                             INTEREST RATE                     WITHDRAWAL/SURRENDER CHARGES
                                    ------------------------------    ---------------------------------
                                    Interest rates credited
                                    range from 0% to 11.0%
                                    for equity-indexed life           Either a percentage of
                                    (whose returns are indexed        account balance or
                                    to the S&P 500) and               dollar amount grading
Interest-sensitive                  2.7% to 5.0% for all other        off generally over 20 years
life insurance                      products
--------------------------------    ------------------------------
                                                                      Either a declining or a
                                                                      level percentage charge
                                                                      generally over ten years or less.
                                    Interest rates credited range     Additionally, approximately
                                    from 0.2% to 9.2% for             12.2% of fixed annuities are
                                    immediate annuities and           subject to market value
                                    1.1% to 6.5% for other            adjustment for discretionary
Fixed annuities                     fixed annuities                   withdrawals
Other investment contracts:
     Guaranteed minimum
    income, accumulation
    and withdrawal benefits on
     variable annuities (1)                                           Withdrawal and surrender
     and secondary guarantees       Interest rates used in            charges are based on the terms
    on interest-sensitive life      establishing reserves             of the related interest-
    insurance and fixed             range from 1.8% to                sensitive life insurance
   annuities                        10.3%                             or fixed annuity contract


_______________________
(1) In 2006, the Company disposed its variable annuity business through a reinsurance agreement with Prudential.
     Contractholder funds activity for the years ended December 31 is as follows:



($IN THOUSANDS)                              2011               2010
Balance, beginning of year             $4,688,791     $    4,990,879
                                       -----------    ---------------
Deposits                                  121,999            159,490
Interest credited                         154,657            165,758
Benefits                                 (155,403)          (160,376)
Surrenders and partial withdrawals       (381,834)          (385,801)
Contract charges                          (65,034)           (61,370)
Net transfers to separate accounts            (55)               (67)
Other adjustments                         (18,224)           (19,722)
Balance, end of year                   $4,344,897     $    4,688,791
                                       -----------    ---------------



The Company offered various guarantees to variable annuity contractholders. Liabilities for variable contract guarantees related to death benefits are included in the reserve for life-contingent contract benefits and the liabilities related to the income, withdrawal and accumulation benefits are included in contractholder funds. All liabilities for variable contract guarantees are reported on a gross basis on the balance sheet with a corresponding reinsurance recoverable asset.
     Absent any contract provision wherein the Company guarantees either a minimum return or account value upon death, a specified contract anniversary date, partial withdrawal or annuitization, variable annuity and variable life insurance contractholders bear the investment risk that the separate accounts' funds may not meet their stated investment objectives. The account balances of variable annuities contracts' separate accounts with guarantees included $405.7 million and $494.7 million of equity, fixed income and balanced mutual funds and $63.8 million and $82.6 million of money market mutual funds as of December 31, 2011 and 2010, respectively.




The table below presents information regarding the Company's variable annuity contracts with guarantees. The Company's variable annuity contracts may offer more than one type of guarantee in each contract; therefore, the sum of amounts listed exceeds the total account balances of variable annuity contracts' separate accounts with guarantees.



($IN MILLIONS)                                                               DECEMBER 31,
                                                                             =============
                                                                                      2011         2010
                                                                             -------------
In the event of death
   Separate account value                                                    $       469.5    $   577.3
   Net amount at risk (1)                                                    $        58.6    $    56.4
   Average attained age of contractholders                                        64 years     63 years

At annuitization (includes income benefit guarantees)
   Separate account value                                                    $        32.0    $    41.9
   Net amount at risk (2)                                                    $         7.4    $     6.2
   Weighted average waiting period until annuitization options available           2 years      3 years

For cumulative periodic withdrawals
   Separate account value                                                    $        32.5    $    38.3
   Net amount at risk (3)                                                    $         0.9    $     0.6

Accumulation at specified dates
   Separate account value                                                    $       163.2    $   190.5
   Net amount at risk (4)                                                    $        10.0    $     6.5
   Weighted average waiting period until guarantee date                            5 years      6 years


________________________
(1) Defined as the estimated current guaranteed minimum death benefit in excess of the current account balance as of the balance sheet date.
(2) Defined as the estimated present value of the guaranteed minimum annuity payments in excess of the current account balance.
(3) Defined as the estimated current guaranteed minimum withdrawal balance (initial deposit) in excess of the current account balance as of the balance sheet date.
(4) Defined as the estimated present value of the guaranteed minimum accumulation balance in excess of the current account balance.
     The liability for death and income benefit guarantees is equal to a benefit ratio multiplied by the cumulative contract charges earned, plus accrued interest less contract excess guarantee benefit payments. The benefit ratio is calculated as the estimated present value of all expected contract excess guarantee benefits divided by the present value of all expected contract charges. The establishment of reserves for these guarantees requires the projection of future fund values, mortality, persistency and customer benefit utilization rates. These assumptions are periodically reviewed and updated. For guarantees related to death benefits, benefits represent the projected excess guaranteed minimum death benefit payments. For guarantees related to income benefits, benefits represent the present value of the minimum guaranteed annuitization benefits in excess of the projected account balance at the time of annuitization.
     Projected benefits and contract charges used in determining the liability for certain guarantees are developed using models and stochastic scenarios that are also used in the development of estimated expected gross profits. Underlying assumptions for the liability related to income benefits include assumed future annuitization elections based on factors such as the extent of benefit to the potential annuitant, eligibility conditions and the annuitant's attained age. The liability for guarantees is re-evaluated periodically, and adjustments are made to the liability balance through a charge or credit to contract benefits.
Guarantees related to withdrawal and accumulation benefits are considered to be derivative financial instruments; therefore, the liability for these benefits is established based on its fair value.




The  following  table  summarizes  the  liabilities  for  guarantees:

                                                                                          LIABILITY FOR
                                                                                            GUARANTEES
                                               LIABILITY FOR            LIABILITY FOR       RELATED TO
                                        GUARANTEES RELATED TO DEATH       GUARANTEES       ACCUMULATION
                                                BENEFITS AND              RELATED TO           AND
                                          INTEREST-SENSITIVE LIFE           INCOME          WITHDRAWAL
($IN THOUSANDS)                         PRODUCTS                        BENEFITS          BENEFITS          TOTAL
                                        ----------------------------    --------------    --------------    -------
Balance, December 31, 2010 (1)          $                      3,246    $        4,586    $       17,544    $25,376
                                        ----------------------------    --------------    --------------    -------
     Less reinsurance recoverables                             1,862             4,578            17,544     23,984
Net balance as of December 31, 2010                            1,384                 8                --      1,392
                                        ----------------------------    --------------    --------------    -------
Incurred guaranteed benefits                                   3,852                --                --      3,852
Paid guarantee benefits                                           --                --                --         --
     Net change                                                3,852                --                --      3,852
                                        ----------------------------    --------------    --------------    -------
Net balance as of December 31, 2011                            5,236                 8                --      5,244
     Plus reinsurance recoverables                             2,336             3,963            21,698     27,997
Balance, December 31, 2011 (2)          $                      7,572    $        3,971    $       21,698    $33,241
                                        ----------------------------    --------------    --------------    -------

Balance, December 31, 2009 (3)          $                      2,332    $        5,142    $       13,211    $20,685
     Less reinsurance recoverables                             2,332             5,142            13,211     20,685
Net balance as of December 31, 2009                               --                --                --         --
                                        ----------------------------    --------------    --------------    -------
Incurred guaranteed benefits                                   1,384                 8                --      1,392
Paid guarantee benefits                                           --                --                --         --
     Net change                                                1,384                 8                --      1,392
                                        ----------------------------    --------------    --------------    -------
Net balance as of December 31, 2010                            1,384                 8                --      1,392
     Plus reinsurance recoverables                             1,862             4,578            17,544     23,984
Balance, December 31, 2010 (1)          $                      3,246    $        4,586    $       17,544    $25,376
                                        ----------------------------    --------------    --------------    -------


_______________
(1) Included in the total liability balance as of December 31, 2010 are reserves for variable annuity death benefits of $1.9 million, variable annuity income benefits of $4.6 million, variable annuity accumulation benefits of $15.1 million and variable annuity withdrawal benefits of $2.4 million and other guarantees of $1.4 million.
(2) Included in the total liability balance as of December 31, 2011 are reserves for variable annuity death benefits of $2.3 million, variable annuity income benefits of $4.0 million, variable annuity accumulation benefits of $18.7 million, variable annuity withdrawal benefits of $3.0 million and other guarantees of $5.2 million.
(3) Included in the total liability balance as of December 31, 2009 are reserves for variable annuity death benefits of $2.3 million, variable annuity income benefits of $5.2 million, variable annuity accumulation benefits of $11.0 million and variable annuity withdrawal benefits of $2.2 million.
9.        REINSURANCE
     The Company reinsures certain of its risks to unaffiliated reinsurers and ALIC under yearly renewable term, coinsurance and modified coinsurance agreements. These agreements result in a passing of the agreed-upon percentage of risk to the reinsurer in exchange for negotiated reinsurance premium payments. Modified coinsurance is similar to coinsurance, except that the cash and investments that support the liability for contract benefits are not transferred to the assuming company and settlements are made on a net basis between the companies. As of December 31, 2011 and 2010, for certain term life insurance policies, we ceded up to 90% of the mortality risk depending on the year of policy issuance. Further, we cede the mortality risk associated with coverage in excess of $250 thousand per life to ALIC.
     In addition, the Company has used reinsurance to effect the disposition of certain blocks of business. The Company had reinsurance recoverables of $244.5 million and $265.0 million as of December 31, 2011 and 2010, respectively, due from Prudential related to the disposal of its variable annuity business that was effected through reinsurance agreements. In 2011, premiums and contract charges of $11.4 million, contract benefits of $5.4 million, interest credited to contractholder funds of $6.8 million, and operating costs and expenses of $1.7 million were ceded to Prudential. In 2010, premiums and contract charges of $12.4 million, contract benefits of $5.7 million, interest credited to contractholder funds of $8.5 million, and operating costs and expenses of $1.7 million were ceded to Prudential. In 2009, premiums and contract charges of $11.7 million, contract benefits of $(11.6) million, interest credited to contractholder funds of $8.8 million, and operating costs and expenses of $1.2 million were ceded to Prudential. In addition, as of December 31, 2011 and 2010 the Company had reinsurance recoverables of $256 thousand and $738 thousand, respectively, due from a subsidiary of Citigroup (Triton Insurance Company) in connection with the disposition of the direct response distribution business in 2003.
As of December 31, 2011, the gross life insurance in force was $35.79 billion of which $6.04 billion and $10.53 billion was ceded to affiliated and unaffiliated reinsurers, respectively.
     The effects of reinsurance on premiums and contract charges for the years ended December 31 are as follows:



 ($IN THOUSANDS)                                          2011             2010             2009
                                                      =========    =============    =============
Direct                                                $156,130     $    155,865     $    154,440
                                                      ---------    -------------    -------------
Assumed - non-affiliate                                    889              955              959
Ceded
Affiliate                                              (31,505)         (30,797)         (26,250)
Non-affiliate                                          (26,863)         (28,873)         (29,656)
Premiums and contract charges, net of reinsurance     $ 98,651     $     97,150     $     99,493
                                                      ---------    -------------    -------------



The effects of reinsurance on contract benefits for the years ended December 31 are as follows:



($IN THOUSANDS)                               2011            2010            2009
Direct                                    $207,769     $   207,433     $   174,909
                                          ---------    ------------    ------------
Assumed - non-affiliate                        682             877             676
Ceded
Affiliate                                   (6,570)         (6,079)         (6,225)
Non-affiliate                              (17,715)        (19,445)            715
Contract benefits, net of reinsurance     $184,166     $   182,786     $   170,075
                                          ---------    ------------    ------------



The effects of reinsurance on interest credited to contractholder funds for the years ended December 31 are as follows:



($IN THOUSANDS)                                                       2011             2010              2009
                                                                  =========    =============    ==============
Direct                                                            $161,283     $    176,523     $     210,289
                                                                  ---------    -------------    --------------
Assumed - non-affiliate                                                 19               19                17
Ceded
Non-affiliate                                                       (6,855)          (8,457)           (8,757)

Interest credited to contractholder funds, net of reinsurance     $154,447     $    168,085     $     201,549
                                                                  ---------    -------------    --------------



In addition to amounts included in the table above are reinsurance premiums ceded to ALIC of $3.5 million, $3.5 million and $3.4 million during 2011, 2010 and 2009, respectively, under the terms of the structured settlement annuity reinsurance agreement (see Note 4).

10.   DEFERRED POLICY ACQUISITION AND SALES INDUCEMENT COSTS
     Deferred policy acquisition costs for the years ended December 31 are as follows:



($IN THOUSANDS)                               2011             2010          2009
                                          ---------    -------------    ----------
Balance, beginning of year                $169,937     $    213,325     $ 538,248
                                          ---------    -------------    ----------
Impact of adoption of new
other-than-temporary impairment
accounting guidance before
unrealized impact (1)                           --               --       (11,825)
Impact of adoption of new
other-than-temporary impairment
accounting guidance effect of
unrealized capital gains
and losses (2)                                  --               --        11,825
Acquisition costs deferred                  23,900           24,704        32,560
Amortization charged to income             (12,091)         (16,437)     (148,450)
Effect of unrealized gains and losses      (12,530)         (51,655)     (209,033)
Balance, end of year                      $169,216     $    169,937     $ 213,325
                                          ---------    -------------    ----------


_______________________
(1) The adoption of new other-than-temporary impairment accounting guidance on April 1, 2009 resulted in an adjustment to DAC to reverse previously recorded DAC accretion related to realized capital losses that were reclassified to other comprehensive income upon adoption.
(2) The adoption of new other-than-temporary impairment accounting guidance resulted in an adjustment to DAC due to the change in unrealized capital gains and losses that occurred upon adoption on April 1, 2009 when previously recorded realized capital losses were reclassified to other comprehensive income. The adjustment was recorded as an increase of the DAC balance and unrealized capital gains and losses.
     DSI activity, which primarily relates to fixed annuities and interest-sensitive life contracts, for the years ended December 31 was as follows:



($IN THOUSANDS)                       2011             2010         2009
                                    -------    -------------    ---------
Balance, beginning of year          $2,024     $     11,091     $ 47,319
                                    -------    -------------    ---------
Impact of adoption new
other-than-temporary impairment
accounting guidance
before unrealized impact (1)            --               --       (1,732)
Impact of adoption new
other-than-temporary impairment
accounting guidance
effect of unrealized capital
gains and losses (2)                    --               --        1,732
Sales inducements deferred             526            1,048        3,454
Amortization charged to income        (316)          (3,375)     (22,337)
Effect of unrealized
gains and losses                      (215)          (6,740)     (17,345)
Balance, end of year                $2,019     $      2,024     $      11,091
                                    -------    -------------    ---------


______________________
(1) The adoption of new other-than-temporary impairment accounting guidance on April 1, 2009 resulted in an adjustment to DSI to reverse previously recorded DSI accretion related to realized capital losses that were reclassified to other comprehensive income upon adoption.
(2) The adoption of new other-than-temporary impairment accounting guidance resulted in an adjustment to DSI due to the change in unrealized capital gains and losses that occurred upon adoption on April 1, 2009 when previously recorded realized capital losses were reclassified to other comprehensive income. The adjustment was recorded as an increase of the DSI balance and unrealized capital gains and losses.
11.  GUARANTEES AND CONTINGENT LIABILITIES
GUARANTY FUNDS
     Under state insurance guaranty fund laws, insurers doing business in a state can be assessed, up to prescribed limits, for certain obligations of insolvent insurance companies to policyholders and claimants. Amounts assessed to each company are typically related to its proportion of business written in each state. The Company's policy is to accrue assessments when the entity for which the insolvency relates has met its state of domicile's statutory definition of insolvency and the amount of the loss is reasonably estimable. In most states, the definition is met with a declaration of financial insolvency by a court of competent jurisdiction. In certain states there must also be a final order of liquidation. As of December 31, 2011 and 2010, the liability balance included in other liabilities and accrued expenses was $12.5 million and $787 thousand, respectively. The related premium tax offsets included in other assets were $8.3 million and $736 thousand as of December 31, 2011 and 2010, respectively.
Executive Life Insurance Company of New York ("ELNY") has been under the jurisdiction of the New York Liquidation Bureau (the "Bureau") as part of a 1992 court-ordered rehabilitation plan. ELNY continues to fully pay annuity benefits when due. The Superintendent of Insurance of the State of New York in conjunction with the New York Attorney General filed a proposed formal plan of liquidation on September 1, 2011 and a public hearing on the proposed plan is scheduled for March 15, 2012. The current publicly available estimated shortfall from the Bureau is $1.57 billion. If the proposed plan of liquidation is accepted by the court, the Company will have exposure to future guaranty fund assessments. New York law currently contains an aggregate limit on insurer assessments by the guaranty fund, the Life Insurance Corporation of New York, of $500 million, of which approximately $40 million has been used. The Company's three-year average market share for New York as of December 31, 2009, based on assessable premiums, was approximately 2.2%.
In 2011, the Company accrued its estimated aggregate exposure of $7 million, net of state related taxes and federal income tax, which includes $12 million pre-tax for guaranty fund assessments and $3 million pre-tax for participation in an industry sponsored plan to supplement certain ELNY policyholders. The ultimate cost will depend on an approved court ordered liquidation plan, the level of guaranty fund system participation and the realization of tax benefits. Under current law, the Company may be allowed to recoup a portion of the amount of any additional guaranty fund assessment in periods subsequent to the recognition of the assessment by offsetting future state related taxes. GUARANTEES
     Related to the disposal through reinsurance of our variable annuity business to Prudential in 2006, the Company, ALIC and the Corporation have agreed to indemnify Prudential for certain pre-closing contingent liabilities (including extra-contractual liabilities of the Company and liabilities specifically excluded from the transaction) that the Company and ALIC have agreed to retain. In addition, the Company, ALIC and the Corporation will each indemnify Prudential for certain post-closing liabilities that may arise from the acts of the Company and ALIC and their agents, including in connection with the Company's and ALIC's provision of transition services. The reinsurance agreements contain no limitations or indemnifications with regard to insurance risk transfer, and transferred all of the future risks and responsibilities for performance on the underlying variable annuity contracts to Prudential, including those related to benefit guarantees. Management does not believe this agreement will have a material effect on results of operations, cash flows or financial position of the Company.
     In the normal course of business, the Company provides standard indemnifications to contractual counterparties in connection with numerous transactions, including acquisitions and divestitures. The types of indemnifications typically provided include indemnifications for breaches of representations and warranties, taxes and certain other liabilities, such as third party lawsuits. The indemnification clauses are often standard contractual terms and are entered into in the normal course of business based on an assessment that the risk of loss would be remote. The terms of the indemnifications vary in duration and nature. In many cases, the maximum obligation is not explicitly stated and the contingencies triggering the obligation to indemnify have not occurred and are not expected to occur. Consequently, the maximum amount of the obligation under such indemnifications is not determinable. Historically, the Company has not made any material payments pursuant to these obligations.
     The aggregate liability balance related to all guarantees was not material as of December 31, 2011.
REGULATION  AND  COMPLIANCE
     The Company is subject to changing social, economic and regulatory conditions. From time to time, regulatory authorities or legislative bodies seek to impose additional regulations regarding agent and broker compensation, regulate the nature of and amount of investments, and otherwise expand overall regulation of insurance products and the insurance industry. The Company has established procedures and policies to facilitate compliance with laws and regulations, to foster prudent business operations, and to support financial reporting. The Company routinely reviews its practices to validate compliance with laws and regulations and with internal procedures and policies. As a result of these reviews, from time to time the Company may decide to modify some of its procedures and policies. Such modifications, and the reviews that led to them, may be accompanied by payments being made and costs being incurred. The ultimate changes and eventual effects of these actions on the Company's business, if any, are uncertain.
     The Company is currently subject to an industry-wide New York Department of Financial Services inquiry related to unclaimed property laws. It is possible that this inquiry may result in additional payments of abandoned funds and to changes in the Company's practices and procedures for the identification of escheatable funds, which could impact benefit payments and reserves, among other consequences; however, it is not likely to have a material effect on the financial statements of the Company.
12.   INCOME TAXES
     The Company joins with the Corporation and its other subsidiaries (the "Allstate Group") in the filing of a consolidated federal income tax return and is party to a federal income tax allocation agreement (the "Allstate Tax Sharing Agreement"). Under the Allstate Tax Sharing Agreement, the Company pays to or receives from the Corporation the amount, if any, by which the Allstate Group's federal income tax liability is affected by virtue of inclusion of the Company in the consolidated federal income tax return. Effectively, this results in the Company's annual income tax provision being computed, with adjustments, as if the Company filed a separate return.
The Internal Revenue Service ("IRS") is currently examining the Allstate Group's 2009 and 2010 federal income tax returns. The IRS has completed its examinations of the Allstate Group's federal income tax returns for 2005-2006 and 2007-2008 and the cases are under consideration at the IRS Appeals Office. The Allstate Group's tax years prior to 2005 have been examined by the IRS and the statute of limitations has expired on those years. Any adjustments that may result from IRS examinations of tax returns are not expected to have a material effect on the results of operations, cash flows or financial position of the Company.
The Company had no liability for unrecognized tax benefits as of December 31, 2011 or 2010, and believes it is reasonably possible that the liability balance will not significantly increase within the next twelve months. No amounts have been accrued for interest or penalties.
     The components of the deferred income tax assets and liabilities as of December 31 are as follows:



($IN THOUSANDS)                                 2011          2010
                                           ----------    ==========
DEFERRED ASSETS
Life and annuity reserves                  $   2,010     $   9,264
Accrued liabilities                              178           178
Other assets                                     188           368
      Total deferred assets                    2,376         9,810
                                           ----------    ----------
DEFERRED LIABILITIES
Unrealized net capital gains                 (99,623)      (71,729)
DAC                                          (35,549)      (28,695)
Difference in tax bases of investments       (30,259)      (10,717)
Other liabilities                             (5,346)         (977)
      Total deferred liabilities            (170,777)     (112,118)
                                           ----------    ----------
         Net deferred liability            $(168,401)    $(102,308)
                                           ----------    ----------



Although realization is not assured, management believes it is more likely than not that the deferred tax assets will be realized based on the Company's assessment that the deductions ultimately recognized for tax purposes will be fully utilized. There was no valuation allowance for deferred tax assets as of December 31, 2011 or 2010.
     The components of income tax expense for the years ended December 31 are as follows:



($IN THOUSANDS)                 2011      2010       2009
                             =======    ======    ========
Current                      $ 1,036    $  209    $  (946)
                             -------    ------    --------
Deferred                      38,101     5,642     20,675
Total income tax expense     $39,137    $5,851    $     19,729
                             -------    ------    --------



The Company received refunds of $6.0 million and $3.5 million in 2011 and 2010, respectively, and paid income taxes of $29.9 million in 2009.

     A reconciliation of the statutory federal income tax rate to the effective income tax rate on income from operations for the years ended December 31 is as follows:



                                           2011     2010     2009
Statutory federal income tax rate          35.0%    35.0%    35.0%
                                           -----    -----    -----
State income tax expense                    1.1      9.6      2.8
Dividends received deduction               (0.5)    (4.4)    (1.1)
Tax credits                                (0.4)    (3.2)    (1.0)
Adjustment for prior year tax liabilities    --     (1.0)    (0.5)
Other                                        --      0.2       --
    Effective income tax rate              35.2%    36.2%    35.2%
                                           -----    -----    -----



13.   STATUTORY FINANCIAL INFORMATION
     The Company prepares its statutory-basis financial statements in conformity with accounting practices prescribed or permitted by the State of New York. Prescribed statutory accounting practices include a variety of publications of the NAIC, as well as state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed.
      The State of New York requires insurance companies domiciled in its state to prepare statutory-basis financial statements in conformity with the NAIC Accounting Practices and Procedures Manual, subject to any deviations prescribed or permitted by the State of New York Insurance Superintendent. Statutory accounting practices differ from GAAP primarily since they require charging policy acquisition and certain sales inducement costs to expense as incurred, establishing life insurance reserves based on different actuarial assumptions, and valuing certain investments and establishing deferred taxes on a different basis.
Statutory net income was $46.0 million in 2011. Statutory net loss was $(17.3) million and $(8.6) million in 2010 and 2009, respectively. Statutory capital and surplus was $524.0 million and $497.0 million as of December 31, 2011 and 2010, respectively.
DIVIDENDS
     The ability of the Company to pay dividends is dependent on business conditions, income, cash requirements of the Company and other relevant factors. The payment of shareholder dividends by the Company without the prior approval of the state insurance regulator is limited to formula amounts based on net income and capital and surplus, determined in conformity with statutory accounting practices, as well as the timing and amount of dividends paid in the preceding twelve months. The maximum amount of dividends that the Company can pay during 2012 without prior New York State Insurance Department approval is $44.6 million. The Company paid no dividends in 2011.
14.   BENEFIT PLANS
PENSION AND OTHER POSTRETIREMENT PLANS
     Defined benefit pension plans, sponsored by the Corporation, cover most full-time employees, certain part-time employees and employee-agents. Benefits under the pension plans are based upon the employee's length of service and eligible annual compensation. The cost allocated to the Company for the pension plans was $2.3 million, $3.3 million and $1.4 million in 2011, 2010 and 2009, respectively.
The Corporation provides certain health care subsidies for eligible employees hired before January 1, 2003 when they retire and their eligible dependents and certain life insurance benefits for eligible employees hired before January 1, 2003 when they retire ("postretirement benefits"). The credit allocated to the Company was $84 thousand in 2011 and the cost allocated to the Company was $47 thousand and $206 thousand for postretirement benefits other than pension plans in 2010 and 2009, respectively.
     AIC and the Corporation have reserved the right to modify or terminate their benefit plans at any time and for any reason.
ALLSTATE 401(K) SAVINGS PLAN
     Employees of AIC are eligible to become members of the Allstate 401(k) Savings Plan ("Allstate Plan"). The Corporation's contributions are based on the Corporation's matching obligation and certain performance measures. The cost allocated to the Company for the Allstate Plan was $700 thousand, $492 thousand and $912 thousand in 2011, 2010 and 2009, respectively.
15.   OTHER COMPREHENSIVE INCOME
     The components of other comprehensive income on a pre-tax and after-tax basis for the years ended December 31 are as follows:



($IN THOUSANDS)                                                                        2011
                                                                                   PRE-TAX      TAX          AFTER-TAX
                                                                                   ---------

Unrealized net holding gains arising during the period, net of related offsets     $107,961     $(37,786)    $   70,175
                                                                                   ---------    ---------    -----------
Less: reclassification adjustment of realized  capital gains and losses              28,264       (9,892)        18,372
Unrealized net capital gains and losses                                              79,697      (27,894)        51,803
                                                                                   ---------    ---------    -----------
Unrealized foreign currency translation
adjustments                                                                            (262)          92           (170)
Other comprehensive income                                                         $ 79,435     $(27,802)    $   51,633
                                                                                   ---------    ---------    -----------





                                                                                          2010
                                                                                  -------------
                                                                                  PRE-TAX          TAX          AFTER-TAX
                                                                                  -------------

Unrealized net holding gains arising during the period, net of related offsets    $    165,578     $(57,953)    $        107,625
                                                                                  -------------    ---------    -----------------
Less: reclassification adjustment of realized  capital gains and losses                 (2,361)         826               (1,535)
Unrealized net capital gains and losses                                                167,939      (58,779)             109,160
                                                                                  -------------    ---------    -----------------
Other comprehensive income                                                        $    167,939     $(58,779)    $        109,160
                                                                                  -------------    ---------    -----------------





                                                                                       2009
                                                                                   --------
                                                                                   PRE-TAX     TAX           AFTER-TAX
                                                                                   --------

Unrealized net holding losses arising during the period, net of related offsets    $337,657    $(118,180)    $  219,477
                                                                                   --------    ----------    ----------
Less: reclassification adjustment of realized capital gains and losses              101,749      (35,612)        66,137
Unrealized net capital gains and losses                                             235,908      (82,568)       153,340
                                                                                   --------    ----------    ----------
Other comprehensive income                                                         $235,908    $ (82,568)    $  153,340
                                                                                   --------    ----------    ----------


                  ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                      SCHEDULE I - SUMMARY OF INVESTMENTS
                   OTHER THAN INVESTMENTS IN RELATED PARTIES
                               DECEMBER 31, 2011



($IN THOUSANDS)


                                                                     COST/                    FAIR
                                                                     AMORTIZED       COST     VALUE
                                                                     =====================    ==========
Type of investment
-----------------------------------------------------------------
Fixed maturities:
 Bonds:
   United States government, government agencies and authorities     $             366,968    $  460,095
   States, municipalities and political subdivisions                               723,467       789,756
   Foreign governments                                                             283,135       376,941
   Public utilities                                                                838,541       937,241
 Convertibles and bonds with warrants attached                                      39,666        37,315
   All other corporate bonds                                                     2,617,041     2,842,458
    Asset-backed securities                                                        119,967       120,131
    Residential mortgage-backed securities                                         432,808       445,746
    Commercial mortgage-backed securities                                          257,768       234,190
    Redeemable preferred stocks                                                      9,144         9,611

   Total fixed maturities                                                        5,688,505    $6,253,484
                                                                     ---------------------    ----------


Equity securities:
    Common stocks:
Industrial, miscellaneous and all other                                             83,801    $  104,178

Mortgage loans on real estate                                                      564,847    $  588,344
Policy loans                                                                        42,213

Limited partnership interests                                                       71,383
Other long-term investments                                                          5,581
Short-term investments                                                             148,832    $  148,829

   Total investments                                                 $           6,605,162
                                                                     ---------------------




($IN THOUSANDS)



                                                                   AMOUNT AT WHICH SHOWN IN THE BALANCE SHEET
                                                                   ===========================================
Type of investment
-----------------------------------------------------------------
Fixed maturities:
 Bonds:
   United States government, government agencies and authorities   $                                   460,095
   States, municipalities and political subdivisions                                                   789,756
   Foreign governments                                                                                 376,941
   Public utilities                                                                                    937,241
 Convertibles and bonds with warrants attached                                                          37,315
   All other corporate bonds                                                                         2,842,458
    Asset-backed securities                                                                            120,131
    Residential mortgage-backed securities                                                             445,746
    Commercial mortgage-backed securities                                                              234,190
    Redeemable preferred stocks                                                                          9,611

   Total fixed maturities                                                                            6,253,484
                                                                   -------------------------------------------


Equity securities:
    Common stocks:
Industrial, miscellaneous and all other                                                                104,178

Mortgage loans on real estate                                                                          564,847
Policy loans                                                                                            42,213
                                                                   ===========================================
Limited partnership interests                                                                           71,383
Other long-term investments                                                                              5,581
Short-term investments                                                                                 148,829

   Total investments                                               $                                 7,190,515
                                                                   -------------------------------------------

















                  ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                           SCHEDULE IV - REINSURANCE





($IN THOUSANDS)
                                            GROSS

                                            AMOUNT         CEDED TO OTHER COMPANIES (1)     ASSUMED FROM OTHER COMPANIES

YEAR ENDED DECEMBER 31, 2011
----------------------------------------
Life insurance in force                     $35,166,813    $                  16,567,759    $                     623,979

Premiums and contract charges:
    Life insurance                          $   143,652    $                      56,534    $                         889
    Accident and health insurance                12,478                            1,834                               --
    Total premiums and contract charges     $   156,130    $                      58,368    $                         889
                                            -----------    -----------------------------    -----------------------------

YEAR ENDED DECEMBER 31, 2010
----------------------------------------
Life insurance in force                     $34,597,944    $                  15,803,458    $                     663,707

Premiums and contract charges:
    Life insurance                          $   143,571    $                      57,638    $                         955
    Accident and health insurance                12,294                            2,032                               --
    Total premiums and contract charges     $   155,865    $                      59,670    $                         955
                                            -----------    -----------------------------    -----------------------------

YEAR ENDED DECEMBER 31, 2009
----------------------------------------
Life insurance in force                     $33,925,356    $                  12,115,820    $                     695,124

Premiums and contract charges:
    Life insurance                          $   142,563    $                      53,595    $                         959
    Accident and health insurance                11,877                            2,311                               --
    Total premiums and contract charges     $   154,440    $                      55,906    $                         959
                                            -----------    -----------------------------    -----------------------------



($IN THOUSANDS)
                                          NET            PERCENTAGE OF AMOUNT ASSUMED
                                                         -----------------------------
                                          AMOUNT         TO NET

YEAR ENDED DECEMBER 31, 2011
----------------------------------------
Life insurance in force                   $19,223,033                             3.2%

Premiums and contract charges:
    Life insurance                        $    88,007                             1.0%
    Accident and health insurance              10,644                              --%
    Total premiums and contract charges   $    98,651                             0.9%
                                          -----------    -----------------------------

YEAR ENDED DECEMBER 31, 2010
----------------------------------------
Life insurance in force                   $19,458,193                             3.4%

Premiums and contract charges:
    Life insurance                        $    86,888                             1.1%
    Accident and health insurance              10,262                              --%
    Total premiums and contract charges   $    97,150                             1.0%
                                          -----------    -----------------------------

YEAR ENDED DECEMBER 31, 2009
----------------------------------------
Life insurance in force                   $22,504,660                             3.1%

Premiums and contract charges:
    Life insurance                        $    89,927                             1.1%
    Accident and health insurance               9,566                              --%
    Total premiums and contract charges   $    99,493                             1.0%
                                          -----------    -----------------------------


__________________
(1) No reinsurance or coinsurance income was netted against premium ceded in 2011, 2010 or 2009.


















                  ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
           SCHEDULE V - VALUATION ALLOWANCES AND QUALIFYING ACCOUNTS



($IN THOUSANDS)                                                    ADDITIONS
                                                                   -----------
                                                   BALANCE AS OF   CHARGED TO                                      BALANCE AS OF
                                                   BEGINNING       COSTS AND                                       END OF
DESCRIPTION                                        OF PERIOD       EXPENSES     OTHER     ADDITIONS   DEDUCTIONS   PERIOD
-------------------------------------------------  --------------  -----------  --------------------  -----------  --------------

YEAR ENDED DECEMBER 31, 2011
-------------------------------------------------




Allowance for estimated losses on mortgage loans   $        1,670  $     1,642  $                 --  $     2,675  $          637





YEAR ENDED DECEMBER 31, 2010
-------------------------------------------------


Allowance for estimated losses on mortgage loans   $        4,250  $     2,922  $                 --  $     5,502  $        1,670





YEAR ENDED DECEMBER 31, 2009
-------------------------------------------------




Allowance for estimated losses on mortgage loans   $          449  $     5,264  $                 --  $     1,463  $        4,250






               -----------------------------------------------------------------
               ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011 AND FOR THE PERIODS ENDED DECEMBER 31, 2011 AND 2010, AND REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[DELOITTE LOGO]

                                                           Deloitte & Touche LLP

                                                           111 S. Wacker Dr
                                                           Chicago, IL 60606
                                                           USA

                                                           Tel: 312-486-1000
                                                           Fax: 312-486-1486
                                                           www.deloitte.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholder of Allstate Life Insurance Company of New York:

We have audited the accompanying statements of net assets of each of the individual sub-accounts disclosed in Note 1 which comprise the Allstate Life of New York Variable Life Separate Account A (the "Account") as of December 31, 2011, and the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the periods presented for each of the individual sub-accounts which comprise the Account. These financial statements and financial highlights are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Account is not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the Account's fund managers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the individual sub-accounts which comprise the Allstate Life of New York Variable Life Separate Account A as of December 31, 2011, the results of their operations and changes in their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.


/s/ Deloitte & Touche LLP

Chicago, IL
April 2, 2012

                                                Member of
                                                Deloitte Touche Tohmatsu Limited

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF NET ASSETS
DECEMBER 31, 2011
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                    DWS Investments
                        AllianceBernstein AllianceBernstein  AllianceBernstein AllianceBernstein AllianceBernstein      Variable
                               Fund              Fund              Fund               Fund              Fund        Insurance Trust
                           Sub-Account       Sub-Account       Sub-Account        Sub-Account       Sub-Account       Sub-Account
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
                               VPS               VPS               VPS                VPS               VPS             DWS VIP
                           Growth and       International     International        Small Cap       Small/Mid Cap      Equity 500
                         Income Class A     Growth Class A    Value Class A     Growth Class A     Value Class A        Index A
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
ASSETS
Investments, at fair
   value                $           4,153 $           9,002 $            4,219 $           8,105 $             537 $         106,565
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
   Total assets         $           4,153 $           9,002 $            4,219 $           8,105 $             537 $         106,565
                        ================= ================= ================== ================= ================= =================
NET ASSETS
Accumulation units      $           4,153 $           9,002 $            4,219 $           8,105 $             537 $         106,565
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
   Total net assets     $           4,153 $           9,002 $            4,219 $           8,105 $             537 $         106,565
                        ================= ================= ================== ================= ================= =================
FUND SHARE INFORMATION
Number of shares                      230               597                367               474                35             8,073
                        ================= ================= ================== ================= ================= =================
Cost of investments     $           3,671 $          10,142 $            5,277 $           6,574 $             511 $          98,327
                        ================= ================= ================== ================= ================= =================
ACCUMULATION UNIT FAIR
   VALUE
   Lowest               $            9.36 $            6.98 $             5.47 $           12.35 $           10.40 $           17.74
                        ================= ================= ================== ================= ================= =================
   Highest              $            9.36 $            6.98 $             5.47 $           12.35 $           10.40 $           17.74
                        ================= ================= ================== ================= ================= =================

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF NET ASSETS
DECEMBER 31, 2011
------------------------------------------------------------------------------------------------------------------------------------

                                                                 Fidelity          Fidelity          Fidelity          Fidelity
                         DWS Investments                         Variable          Variable          Variable          Variable
                             Variable        DWS Variable        Insurance         Insurance         Insurance         Insurance
                         Insurance Trust      Series II        Products Fund     Products Fund     Products Fund     Products Fund
                           Sub-Account       Sub-Account        Sub-Account       Sub-Account       Sub-Account       Sub-Account
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
                                                                                                       VIP
                             DWS VIP           DWS VIP           VIP Asset                           Emerging             VIP
                        Small Cap Index A     Balanced A          Manager        VIP Contrafund       Markets        Equity-Income
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
ASSETS
Investments, at fair
   value                $          39,190 $          49,398 $           56,110 $         598,864 $           2,546 $         437,915
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
   Total assets         $          39,190 $          49,398 $           56,110 $         598,864 $           2,546 $         437,915
                        ================= ================= ================== ================= ================= =================
NET ASSETS
Accumulation units      $          39,190 $          49,398 $           56,110 $         598,864 $           2,546 $         437,915
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
   Total net assets     $          39,190 $          49,398 $           56,110 $         598,864 $           2,546 $         437,915
                        ================= ================= ================== ================= ================= =================
FUND SHARE INFORMATION
Number of shares                    3,330             2,299              4,066            26,015               329            23,430
                        ================= ================= ================== ================= ================= =================
Cost of investments     $          37,529 $          47,908 $           56,947 $         586,257 $           2,982 $         466,337
                        ================= ================= ================== ================= ================= =================
ACCUMULATION UNIT FAIR
   VALUE
   Lowest               $           22.33 $           12.15 $            16.67 $            9.39 $            9.03 $            8.91
                        ================= ================= ================== ================= ================= =================
   Highest              $           22.33 $           12.15 $            16.67 $           21.58 $            9.03 $           16.14
                        ================= ================= ================== ================= ================= =================

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF NET ASSETS
DECEMBER 31, 2011
------------------------------------------------------------------------------------------------------------------------------------

                             Fidelity          Fidelity         Fidelity           Fidelity          Fidelity          Fidelity
                             Variable          Variable         Variable           Variable          Variable          Variable
                            Insurance         Insurance         Insurance          Insurance         Insurance         Insurance
                          Products Fund     Products Fund     Products Fund      Products Fund     Products Fund     Products Fund
                           Sub-Account       Sub-Account       Sub-Account        Sub-Account       Sub-Account       Sub-Account
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
                                                VIP                 VIP                                 VIP
                                               Growth              High                             Index 500 -     VIP Investment
                            VIP Growth        & Income            Income         VIP Index 500     Service Class      Grade Bond
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
ASSETS
Investments, at fair
   value                $         457,666 $          11,397 $            9,721 $         509,158 $          37,515 $         244,139
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
   Total assets         $         457,666 $          11,397 $            9,721 $         509,158 $          37,515 $         244,139
                        ================= ================= ================== ================= ================= =================
NET ASSETS
Accumulation units      $         457,666 $          11,397 $            9,721 $         509,158 $          37,515 $         244,139
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
   Total net assets     $         457,666 $          11,397 $            9,721 $         509,158 $          37,515 $         244,139
                        ================= ================= ================== ================= ================= =================
FUND SHARE INFORMATION
Number of shares                   12,406               905              1,804             3,937               291            18,823
                        ================= ================= ================== ================= ================= =================
Cost of investments     $         405,763 $          10,706 $           10,217 $         500,681 $          35,203 $         237,544
                        ================= ================= ================== ================= ================= =================
ACCUMULATION UNIT FAIR
   VALUE
   Lowest               $            9.15 $            9.04 $            12.62 $           14.50 $            9.66 $           12.85
                        ================= ================= ================== ================= ================= =================
   Highest              $           13.67 $            9.04 $            12.62 $           14.50 $            9.66 $           15.63
                        ================= ================= ================== ================= ================= =================

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF NET ASSETS
DECEMBER 31, 2011
------------------------------------------------------------------------------------------------------------------------------------

                             Fidelity          Fidelity          Fidelity          Fidelity          Fidelity
                             Variable          Variable          Variable          Variable          Variable          Franklin
                            Insurance         Insurance          Insurance         Insurance         Insurance         Templeton
                          Products Fund     Products Fund      Products Fund     Products Fund     Products Fund      Investments
                           Sub-Account       Sub-Account        Sub-Account       Sub-Account       Sub-Account       Sub-Account
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
                                                                                                                          VIP
                               VIP                                                    VIP               VIP             Global
                               Mid               VIP                                  Real             Value            Income
                               Cap           Money Market      VIP Overseas          Estate         Strategies        Securities
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
ASSETS
Investments, at fair
   value                $          10,299 $         219,950 $          158,197 $          10,490 $           3,049 $           5,437
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
   Total assets         $          10,299 $         219,950 $          158,197 $          10,490 $           3,049 $           5,437
                        ================= ================= ================== ================= ================= =================
NET ASSETS
Accumulation units      $          10,299 $         219,950 $          158,197 $          10,490 $           3,049 $           5,437
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
   Total net assets     $          10,299 $         219,950 $          158,197 $          10,490 $           3,049 $           5,437
                        ================= ================= ================== ================= ================= =================
FUND SHARE INFORMATION
Number of shares                      354           219,950             11,607               698               347               292
                        ================= ================= ================== ================= ================= =================
Cost of investments     $          10,555 $         219,950 $          197,446 $           9,029 $           3,068 $           5,607
                        ================= ================= ================== ================= ================= =================
ACCUMULATION UNIT FAIR
   VALUE
   Lowest               $           10.23 $           10.29 $            13.69 $           10.38 $            9.40 $           13.72
                        ================= ================= ================== ================= ================= =================
   Highest              $           10.23 $           14.62 $            13.69 $           10.38 $            9.40 $           13.72
                        ================= ================= ================== ================= ================= =================

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF NET ASSETS
DECEMBER 31, 2011
------------------------------------------------------------------------------------------------------------------------------------

                             Franklin          Franklin          Franklin           Franklin         Franklin          Franklin
                            Templeton         Templeton          Templeton          Templeton        Templeton         Templeton
                           Investments       Investments        Investments        Investments      Investments       Investments
                           Sub-Account       Sub-Account        Sub-Account        Sub-Account      Sub-Account       Sub-Account
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
                               VIP                              VIP Mutual            VIP               VIP               VIP
                               High              VIP              Global             Mutual            Small           Small-Mid
                              Income            Income           Discovery           Shares          Cap Value        Cap Growth
                            Securities        Securities        Securities         Securities       Securities        Securities
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
ASSETS
Investments, at fair
   value                $          15,445 $           4,186 $              921 $           2,057 $          15,299 $           5,632
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
   Total assets         $          15,445 $           4,186 $              921 $           2,057 $          15,299 $           5,632
                        ================= ================= ================== ================= ================= =================
NET ASSETS
Accumulation units      $          15,445 $           4,186 $              921 $           2,057 $          15,299 $           5,632
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
   Total net assets     $          15,445 $           4,186 $              921 $           2,057 $          15,299 $           5,632
                        ================= ================= ================== ================= ================= =================
FUND SHARE INFORMATION
Number of shares                    2,369               285                 47               132               967               266
                        ================= ================= ================== ================= ================= =================
Cost of investments     $          15,600 $           4,197 $              943 $           1,984 $          14,259 $           4,949
                        ================= ================= ================== ================= ================= =================
ACCUMULATION UNIT FAIR
   VALUE
   Lowest               $           12.82 $           11.01 $            10.10 $            9.27 $           10.56 $           10.71
                        ================= ================= ================== ================= ================= =================
   Highest              $           12.82 $           11.01 $            10.10 $            9.27 $           10.56 $           10.71
                        ================= ================= ================== ================= ================= =================

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF NET ASSETS
DECEMBER 31, 2011
------------------------------------------------------------------------------------------------------------------------------------

                             Franklin          Franklin
                            Templeton         Templeton
                           Investments       Investments       Ibbotson Fund      Ibbotson Fund    Ibbotson Fund     Ibbotson Fund
                           Sub-Account       Sub-Account        Sub-Account        Sub-Account      Sub-Account       Sub-Account
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
                               VIP                              Aggressive          Balanced       Conservative         Growth
                            Strategic            VIP              Growth               ETF              ETF               ETF
                              Income             U.S.            ETF Asset            Asset            Asset             Asset
                            Securities        Government        Allocation         Allocation       Allocation        Allocation
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
ASSETS
Investments, at fair
   value                $           3,017 $           2,799 $           44,387 $          44,544 $          11,338 $          91,862
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
   Total assets         $           3,017 $           2,799 $           44,387 $          44,544 $          11,338 $          91,862
                        ================= ================= ================== ================= ================= =================
NET ASSETS
Accumulation units      $           3,017 $           2,799 $           44,387 $          44,544 $          11,338 $          91,862
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
   Total net assets     $           3,017 $           2,799 $           44,387 $          44,544 $          11,338 $          91,862
                        ================= ================= ================== ================= ================= =================
FUND SHARE INFORMATION
Number of shares                      240               205              5,073             4,573             1,028            10,018
                        ================= ================= ================== ================= ================= =================
Cost of investments     $           3,030 $           2,732 $           43,506 $          42,907 $          11,295 $          84,844
                        ================= ================= ================== ================= ================= =================
ACCUMULATION UNIT FAIR
   VALUE
   Lowest               $           12.50 $           12.16 $             9.21 $           10.21 $           11.17 $            9.60
                        ================= ================= ================== ================= ================= =================
   Highest              $           12.50 $           12.16 $            14.26 $           13.46 $           12.08 $           13.97
                        ================= ================= ================== ================= ================= =================

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF NET ASSETS
DECEMBER 31, 2011
------------------------------------------------------------------------------------------------------------------------------------

                                               Invesco           Invesco            Invesco           Invesco           Invesco
                          Ibbotson Fund         Funds             Funds              Funds             Funds             Funds
                           Sub-Account       Sub-Account       Sub-Account        Sub-Account       Sub-Account       Sub-Account
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
                            Income and                           Invesco
                              Growth            Invesco       UIF U.S. Small                       Invesco V.I.
                            ETF Asset         LIT Growth      Mid Cap Value       Invesco V.I.        Capital         Invesco V.I.
                            Allocation        and Income         Class I          Basic Value       Appreciation       Core Equity
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
ASSETS
Investments, at fair
   value                $          23,096 $         133,555 $            1,441 $          60,855 $         151,968 $          12,136
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
   Total assets         $          23,096 $         133,555 $            1,441 $          60,855 $         151,968 $          12,136
                        ================= ================= ================== ================= ================= =================
NET ASSETS
Accumulation units      $          23,096 $         133,555 $            1,441 $          60,855 $         151,968 $          12,136
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
   Total net assets     $          23,096 $         133,555 $            1,441 $          60,855 $         151,968 $          12,136
                        ================= ================= ================== ================= ================= =================
FUND SHARE INFORMATION
Number of shares                    2,284             7,516                113             9,944             7,095               454
                        ================= ================= ================== ================= ================= =================
Cost of investments     $          22,698 $         132,240 $            1,343 $          74,580 $         155,460 $          10,871
                        ================= ================= ================== ================= ================= =================
ACCUMULATION UNIT FAIR
   VALUE
   Lowest               $           10.69 $            9.64 $            10.46 $            9.85 $           10.47 $           11.58
                        ================= ================= ================== ================= ================= =================
   Highest              $           12.72 $           18.98 $            10.46 $            9.85 $           10.47 $           11.58
                        ================= ================= ================== ================= ================= =================

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF NET ASSETS
DECEMBER 31, 2011
------------------------------------------------------------------------------------------------------------------------------------

                                                                                    Invesco
                             Invesco           Invesco            Invesco            Funds          Janus Aspen       Janus Aspen
                              Funds             Funds              Funds          (Class II)          Series             Series
                           Sub-Account       Sub-Account        Sub-Account       Sub-Account       Sub-Account       Sub-Account
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
                                                                                    Invesco
                           Invesco V.I.                        Invesco V.I.       LIT Mid Cap
                            Government       Invesco V.I.        Mid Cap            Growth
                            Securities        High Yield       Core Equity        (Class II)         Balanced         Enterprise
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
ASSETS
Investments, at fair
   value                $          28,748 $          28,883 $           64,236 $         142,397 $           9,804 $           6,322
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
   Total assets         $          28,748 $          28,883 $           64,236 $         142,397 $           9,804 $           6,322
                        ================= ================= ================== ================= ================= =================
NET ASSETS
Accumulation units      $          28,748 $          28,883 $           64,236 $         142,397 $           9,804 $           6,322
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
   Total net assets     $          28,748 $          28,883 $           64,236 $         142,397 $           9,804 $           6,322
                        ================= ================= ================== ================= ================= =================
FUND SHARE INFORMATION
Number of shares                    2,302             5,731              5,557            38,695               368               166
                        ================= ================= ================== ================= ================= =================
Cost of investments     $          27,035 $          29,890 $           66,084 $         115,620 $          10,058 $           6,055
                        ================= ================= ================== ================= ================= =================
ACCUMULATION UNIT FAIR
   VALUE
   Lowest               $           10.68 $            9.64 $            14.26 $           14.79 $           11.56 $            9.98
                        ================= ================= ================== ================= ================= =================
   Highest              $           10.68 $            9.64 $            14.26 $           14.79 $           11.56 $            9.98
                        ================= ================= ================== ================= ================= =================

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF NET ASSETS
DECEMBER 31, 2011
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                     Janus Aspen
                           Janus Aspen       Janus Aspen        Janus Aspen       Janus Aspen       Janus Aspen         Series
                              Series            Series            Series            Series            Series       (Service Shares)
                           Sub-Account       Sub-Account        Sub-Account       Sub-Account       Sub-Account       Sub-Account
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
                             Flexible           Forty             Global            Mid Cap                            Balanced
                               Bond           Portfolio         Technology           Value           Overseas      (Service Shares)
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
ASSETS
Investments, at fair
   value                $           3,116 $          39,222 $            6,547 $           1,464 $          13,024 $         180,683
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
   Total assets         $           3,116 $          39,222 $            6,547 $           1,464 $          13,024 $         180,683
                        ================= ================= ================== ================= ================= =================
NET ASSETS
Accumulation units      $           3,116 $          39,222 $            6,547 $           1,464 $          13,024 $         180,683
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
   Total net assets     $           3,116 $          39,222 $            6,547 $           1,464 $          13,024 $         180,683
                        ================= ================= ================== ================= ================= =================
FUND SHARE INFORMATION
Number of shares                      254             1,181              1,296                95               341             6,513
                        ================= ================= ================== ================= ================= =================
Cost of investments     $           3,220 $          37,307 $            6,543 $           1,466 $          15,986 $         179,108
                        ================= ================= ================== ================= ================= =================
ACCUMULATION UNIT FAIR
   VALUE
   Lowest               $           13.47 $            7.94 $            10.70 $           10.71 $            7.15 $           19.14
                        ================= ================= ================== ================= ================= =================
   Highest              $           13.47 $           15.82 $            10.70 $           10.71 $            7.15 $           19.14
                        ================= ================= ================== ================= ================= =================

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF NET ASSETS
DECEMBER 31, 2011
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                     Legg Mason        Legg Mason
                                                                                                      Partners          Partners
                           Janus Aspen       Janus Aspen        Janus Aspen          Lazard           Variable          Variable
                              Series            Series            Series           Retirement      Portfolios I,     Portfolios I,
                         (Service Shares)  (Service Shares)  (Service Shares)     Series, Inc.          Inc.              Inc.
                           Sub-Account       Sub-Account        Sub-Account        Sub-Account      Sub-Account       Sub-Account
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
                                                                                                     Legg Mason
                                                                                                    ClearBridge        Legg Mason
                                                                                                      Variable        ClearBridge
                             Mid Cap                                                Emerging        Fundamental         Variable
                              Value            Overseas         Worldwide            Markets       All Cap Value       Large Cap
                         (Service Shares)  (Service Shares)  (Service Shares)        Equity            Class I       Value Class I
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
ASSETS
Investments, at fair
   value                $          82,049 $          60,251 $           30,520 $          21,674 $          73,644 $          15,268
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
   Total assets         $          82,049 $          60,251 $           30,520 $          21,674 $          73,644 $          15,268
                        ================= ================= ================== ================= ================= =================
NET ASSETS
Accumulation units      $          82,049 $          60,251 $           30,520 $          21,674 $          73,644 $          15,268
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
   Total net assets     $          82,049 $          60,251 $           30,520 $          21,674 $          73,644 $          15,268
                        ================= ================= ================== ================= ================= =================
FUND SHARE INFORMATION
Number of shares                    5,405             1,610              1,197             1,158             4,049             1,128
                        ================= ================= ================== ================= ================= =================
Cost of investments     $          77,595 $          75,747 $           31,664 $          21,801 $          79,085 $          15,584
                        ================= ================= ================== ================= ================= =================
ACCUMULATION UNIT FAIR
   VALUE
   Lowest               $           16.64 $            7.13 $            14.43 $           45.19 $            8.61 $           13.31
                        ================= ================= ================== ================= ================= =================
   Highest              $           16.64 $            7.13 $            14.43 $           45.19 $            8.61 $           13.31
                        ================= ================= ================== ================= ================= =================

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF NET ASSETS
DECEMBER 31, 2011
------------------------------------------------------------------------------------------------------------------------------------

                            Legg Mason
                             Partners
                             Variable        MFS Variable      MFS Variable      MFS Variable       MFS Variable      MFS Variable
                          Portfolios I,       Insurance          Insurance         Insurance          Insurance         Insurance
                               Inc.             Trust              Trust             Trust              Trust             Trust
                           Sub-Account       Sub-Account        Sub-Account       Sub-Account        Sub-Account       Sub-Account
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
                            Legg Mason
                          Western Assets                       MFS Investors
                         Variable Global         MFS              Growth         MFS Investors         MFS New          MFS Total
                         High Yield Bond     High Income           Stock             Trust            Discovery          Return
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
ASSETS
Investments, at fair
   value                $          80,450 $          65,338 $           28,392 $           7,262 $         197,474 $          65,584
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
   Total assets         $          80,450 $          65,338 $           28,392 $           7,262 $         197,474 $          65,584
                        ================= ================= ================== ================= ================= =================
NET ASSETS
Accumulation units      $          80,450 $          65,338 $           28,392 $           7,262 $         197,474 $          65,584
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
   Total net assets     $          80,450 $          65,338 $           28,392 $           7,262 $         197,474 $          65,584
                        ================= ================= ================== ================= ================= =================
FUND SHARE INFORMATION
Number of shares                   10,901             7,881              2,579               374            13,819             3,539
                        ================= ================= ================== ================= ================= =================
Cost of investments     $          87,657 $          65,362 $           25,240 $           6,919 $         171,460 $          64,947
                        ================= ================= ================== ================= ================= =================
ACCUMULATION UNIT FAIR
   VALUE
   Lowest               $           15.95 $           15.47 $            13.71 $           13.36 $           26.53 $           19.35
                        ================= ================= ================== ================= ================= =================
   Highest              $           15.95 $           15.47 $            13.71 $           13.36 $           26.53 $           19.35
                        ================= ================= ================== ================= ================= =================

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF NET ASSETS
DECEMBER 31, 2011
------------------------------------------------------------------------------------------------------------------------------------

                           MFS Variable      MFS Variable       Oppenheimer       Oppenheimer       Oppenheimer       Oppenheimer
                            Insurance          Insurance          Variable         Variable          Variable           Variable
                              Trust              Trust         Account Funds     Account Funds     Account Funds     Account Funds
                           Sub-Account        Sub-Account       Sub-Account       Sub-Account       Sub-Account       Sub-Account
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
                                                                                   Oppenheimer      Oppenheimer       Oppenheimer
                                                                Oppenheimer           Core             Global      Global Strategic
                          MFS Utilities       MFS Value          Balanced             Bond           Securities          Income
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
ASSETS
Investments, at fair
   value                $          73,896 $          54,442 $            5,102 $           1,560 $           2,003 $           1,350
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
   Total assets         $          73,896 $          54,442 $            5,102 $           1,560 $           2,003 $           1,350
                        ================= ================= ================== ================= ================= =================
NET ASSETS
Accumulation units      $          73,896 $          54,442 $            5,102 $           1,560 $           2,003 $           1,350
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
   Total net assets     $          73,896 $          54,442 $            5,102 $           1,560 $           2,003 $           1,350
                        ================= ================= ================== ================= ================= =================
FUND SHARE INFORMATION
Number of shares                    2,833             4,294                452               198                73               251
                        ================= ================= ================== ================= ================= =================
Cost of investments     $          65,575 $          52,073 $            4,991 $           1,486 $           2,051 $           1,339
                        ================= ================= ================== ================= ================= =================
ACCUMULATION UNIT FAIR
   VALUE
   Lowest               $           35.98 $           14.49 $             8.08 $            8.05 $            9.28 $           11.46
                        ================= ================= ================== ================= ================= =================
   Highest              $           35.98 $           14.49 $             8.08 $            8.05 $            9.28 $           11.46
                        ================= ================= ================== ================= ================= =================

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF NET ASSETS
DECEMBER 31, 2011
------------------------------------------------------------------------------------------------------------------------------------

                                                                                 Oppenheimer
                                                                                   Variable
                           Oppenheimer       Oppenheimer       Oppenheimer         Account
                             Variable         Variable           Variable           Funds         Panorama Series    PIMCO Variable
                          Account Funds     Account Funds     Account Funds          (SS)            Fund, Inc.     Insurance Trust
                           Sub-Account       Sub-Account       Sub-Account        Sub-Account       Sub-Account       Sub-Account
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
                           Oppenheimer        Oppenheimer                         Oppenheimer       Oppenheimer
                           Main Street      Small & MidCap     Oppenheimer          Global         International
                         Small & Mid Cap      Growth Fund         Value         Securities (SS)        Growth         Foreign Bond
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
ASSETS
Investments, at fair
   value                $         376,489 $          64,441 $            4,988 $         238,675 $         105,416 $          47,426
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
   Total assets         $         376,489 $          64,441 $            4,988 $         238,675 $         105,416 $          47,426
                        ================= ================= ================== ================= ================= =================
NET ASSETS
Accumulation units      $         376,489 $          64,441 $            4,988 $         238,675 $         105,416 $          47,426
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
   Total net assets     $         376,489 $          64,441 $            4,988 $         238,675 $         105,416 $          47,426
                        ================= ================= ================== ================= ================= =================
FUND SHARE INFORMATION
Number of shares                   21,927             1,369                624             8,772            61,288             4,592
                        ================= ================= ================== ================= ================= =================
Cost of investments     $         335,069 $          56,246 $            4,840 $         240,399 $          91,079 $          46,011
                        ================= ================= ================== ================= ================= =================
ACCUMULATION UNIT FAIR
   VALUE
   Lowest               $           10.75 $           11.29 $            10.70 $           14.67 $            8.84 $           16.74
                        ================= ================= ================== ================= ================= =================
   Highest              $           23.52 $           11.29 $            10.70 $           14.67 $           29.12 $           16.74
                        ================= ================= ================== ================= ================= =================

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF NET ASSETS
DECEMBER 31, 2011
------------------------------------------------------------------------------------------------------------------------------------

                          PIMCO Variable    PIMCO Variable    PIMCO Variable     Putnam Variable   Putnam Variable       Rydex
                         Insurance Trust   Insurance Trust    Insurance Trust   Trust (Class IA)  Trust (Class IA)  Variable Trust
                           Sub-Account       Sub-Account        Sub-Account        Sub-Account       Sub-Account      Sub-Account
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
                                                                                                                         Rydex
                                                                                                  VT International    SGI VT U.S.
                                                PIMCO              PIMCO          VT High Yield      Value Fund       Long Short
                           Money Market      Real Return       Total Return        (Class IA)        (Class IA)      Momentum Fund
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
ASSETS
Investments, at fair
   value                $         127,446 $          83,121 $          153,532 $          50,668 $          59,712 $          22,818
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
   Total assets         $         127,446 $          83,121 $          153,532 $          50,668 $          59,712 $          22,818
                        ================= ================= ================== ================= ================= =================
NET ASSETS
Accumulation units      $         127,446 $          83,121 $          153,532 $          50,668 $          59,712 $          22,818
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
   Total net assets     $         127,446 $          83,121 $          153,532 $          50,668 $          59,712 $          22,818
                        ================= ================= ================== ================= ================= =================
FUND SHARE INFORMATION
Number of shares                  127,447             5,959             13,934             7,665             7,502             1,908
                        ================= ================= ================== ================= ================= =================
Cost of investments     $         127,447 $          75,337 $          148,769 $          50,580 $          62,525 $          22,231
                        ================= ================= ================== ================= ================= =================
ACCUMULATION UNIT FAIR
   VALUE
   Lowest               $           11.72 $           16.39 $            18.17 $           21.03 $           18.12 $           18.45
                        ================= ================= ================== ================= ================= =================
   Highest              $           11.72 $           16.39 $            18.17 $           21.03 $           18.12 $           18.45
                        ================= ================= ================== ================= ================= =================

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF NET ASSETS
DECEMBER 31, 2011
------------------------------------------------------------------------------------------------------------------------------------

                          T. Rowe Price     T. Rowe Price          The                 The              The               The
                              Equity            Equity            Alger               Alger            Alger             Alger
                           Series, Inc.      Series, Inc.      Portfolios          Portfolios       Portfolios        Portfolios
                           Sub-Account       Sub-Account       Sub-Account         Sub-Account      Sub-Account       Sub-Account
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
                                                                                      Alger            Alger             Alger
                          T. Rowe Price                           Alger              Capital         Large Cap          MidCap
                            Blue Chip       T. Rowe Price       Balanced          Appreciation        Growth            Growth
                              Growth        Equity Income       Class I-2           Class I-2        Class I-2         Class I-2
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
ASSETS
Investments, at fair
   value                $         119,668 $         253,733 $            1,250 $         137,917 $         165,684 $         210,646
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
   Total assets         $         119,668 $         253,733 $            1,250 $         137,917 $         165,684 $         210,646
                        ================= ================= ================== ================= ================= =================
NET ASSETS
Accumulation units      $         119,668 $         253,733 $            1,250 $         137,917 $         165,684 $         210,646
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
   Total net assets     $         119,668 $         253,733 $            1,250 $         137,917 $         165,684 $         210,646
                        ================= ================= ================== ================= ================= =================
FUND SHARE INFORMATION
Number of shares                   10,506            13,066                111             2,655             3,842            18,066
                        ================= ================= ================== ================= ================= =================
Cost of investments     $         100,626 $         256,363 $            1,225 $         108,704 $         145,948 $         250,770
                        ================= ================= ================== ================= ================= =================
ACCUMULATION UNIT FAIR
   VALUE
   Lowest               $           13.80 $           18.89 $            10.14 $           10.50 $            9.72 $            7.99
                        ================= ================= ================== ================= ================= =================
   Highest              $           13.80 $           18.89 $            10.14 $           23.96 $           14.60 $           20.32
                        ================= ================= ================== ================= ================= =================

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF NET ASSETS
DECEMBER 31, 2011
------------------------------------------------------------------------------------------------------------------------------------

                                                                                    Van Eck           Van Eck            Van Eck
                          The Universal     The Universal     The Universal        Worldwide         Worldwide         Worldwide
                          Institutional     Institutional     Institutional        Insurance         Insurance         Insurance
                           Funds, Inc.       Funds, Inc.       Funds, Inc.           Trust             Trust             Trust
                           Sub-Account       Sub-Account       Sub-Account        Sub-Account       Sub-Account       Sub-Account
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
                          Morgan Stanley    Morgan Stanley    Morgan Stanley        Van Eck                             Van Eck
                           UIF Emerging           UIF            UIF U.S.          Worldwide          Van Eck          Worldwide
                             Markets            Growth         Real Estate         Emerging          Worldwide       Multi-Manager
                             Class I            Class I          Class I            Markets         Hard Assets       Alternatives
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
ASSETS
Investments, at fair
   value                $           5,714 $          38,574 $           88,574 $          78,589 $          55,551 $          13,655
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
   Total assets         $           5,714 $          38,574 $           88,574 $          78,589 $          55,551 $          13,655
                        ================= ================= ================== ================= ================= =================
NET ASSETS
Accumulation units      $           5,714 $          38,574 $           88,574 $          78,589 $          55,551 $          13,655
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
   Total net assets     $           5,714 $          38,574 $           88,574 $          78,589 $          55,551 $          13,655
                        ================= ================= ================== ================= ================= =================
FUND SHARE INFORMATION
Number of shares                      456             1,919              6,527             7,557             1,807             1,399
                        ================= ================= ================== ================= ================= =================
Cost of investments     $           5,874 $          31,046 $           86,992 $          85,698 $          53,316 $          13,745
                        ================= ================= ================== ================= ================= =================
ACCUMULATION UNIT FAIR
   VALUE
   Lowest               $            7.62 $           10.36 $            28.15 $           22.83 $           31.76 $           11.42
                        ================= ================= ================== ================= ================= =================
   Highest              $            7.62 $           16.05 $            28.15 $           22.83 $           31.76 $           11.42
                        ================= ================= ================== ================= ================= =================

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2011
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                    DWS Investments
                        AllianceBernstein AllianceBernstein  AllianceBernstein AllianceBernstein AllianceBernstein      Variable
                               Fund              Fund              Fund             Fund                Fund        Insurance Trust
                           Sub-Account       Sub-Account       Sub-Account       Sub-Account        Sub-Account       Sub-Account
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
                               VPS               VPS               VPS               VPS                 VPS            DWS VIP
                            Growth and      International      International       Small Cap         Small/Mid        Equity 500
                         Income Class A     Growth Class A     Value Class A    Growth Class A   Cap Value Class A     Index A
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
NET INVESTMENT INCOME
   (LOSS)
Dividends               $              43 $            248  $             195  $              -  $              3  $          1,781
                        ----------------- ----------------  -----------------  ----------------  ----------------  ----------------
      Net investment
         income (loss)                 43              248                195                 -                 3             1,781
                        ----------------- ----------------  -----------------  ----------------  ----------------  ----------------
NET REALIZED AND
   UNREALIZED GAINS
   (LOSSES) ON
   INVESTMENTS
Realized gains (losses)
   on fund shares:
      Proceeds from
         sales                        269            2,688              1,596             1,588               617            29,991
      Cost of
         investments
         sold                         240            2,626              1,495             1,185               547            26,915
                        ----------------- ----------------  -----------------  ----------------  ----------------  ----------------
      Realized gains
         (losses) on
         fund shares                   29               62                101               403                70             3,076
Realized gain
   distributions                        -                -                  -                 -                 -                 -
                        ----------------- ----------------  -----------------  ----------------  ----------------  ----------------
      Net realized
         gains (losses)                29               62                101               403                70             3,076
Change in unrealized
   gains (losses)                     133           (1,862)            (1,250)             (167)             (144)           (2,438)
                        ----------------- ----------------  -----------------  ----------------  ----------------  ----------------
      Net realized and
         unrealized
         gains (losses)
         on investments               162           (1,800)            (1,149)              236               (74)              638
                        ----------------- ----------------  -----------------  ----------------  ----------------  ----------------
INCREASE (DECREASE) IN
   NET ASSETS FROM
   OPERATIONS           $             205 $         (1,552) $            (954) $            236  $            (71) $          2,419
                        ================= ================  =================  ================  ================  ================

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2011
------------------------------------------------------------------------------------------------------------------------------------

                                                                  Fidelity          Fidelity           Fidelity         Fidelity
                         DWS Investments                          Variable          Variable           Variable         Variable
                             Variable        DWS Variable        Insurance          Insurance         Insurance        Insurance
                         Insurance Trust      Series II        Products Fund      Products Fund     Products Fund    Products Fund
                           Sub-Account       Sub-Account        Sub-Account        Pub-Account       Sub-Account      Sub-Account
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
                                                                                                         VIP
                             DWS VIP           DWS VIP           VIP Asset                             Emerging           VIP
                        Small Cap Index A     Balanced A          Manager        VIP Contrafund         Markets      Equity-Income
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
NET INVESTMENT INCOME
   (LOSS)
Dividends               $            369  $            983  $           1,157  $          6,383  $             28  $         11,308
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
      Net investment
         income (loss)               369               983              1,157             6,383                28            11,308
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
NET REALIZED AND
   UNREALIZED GAINS
   (LOSSES) ON
   INVESTMENTS
Realized gains (losses)
   on fund shares:
      Proceeds from
         sales                    22,374            16,435              5,280            45,463             1,064            26,588
      Cost of
         investments
         sold                     20,164            15,309              5,055            41,422             1,114            26,854
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
      Realized gains
         (losses) on
         fund shares               2,210             1,126                225             4,041               (50)             (266)
Realized gain
   distributions                       -                 -                280                 -                 -                 -
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
      Net realized
         gains (losses)            2,210             1,126                505             4,041               (50)             (266)
Change in unrealized
   gains (losses)                 (4,161)           (2,438)            (3,152)          (25,352)             (535)           (7,271)
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
      Net realized and
         unrealized
         gains (losses)
         on investments           (1,951)           (1,312)            (2,647)          (21,311)             (585)           (7,537)
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
INCREASE (DECREASE) IN
   NET ASSETS FROM
   OPERATIONS           $         (1,582) $           (329) $          (1,490) $        (14,928) $           (557) $          3,771
                        ================  ================  =================  ================  ================  ================

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2011
------------------------------------------------------------------------------------------------------------------------------------

                             Fidelity          Fidelity           Fidelity         Fidelity           Fidelity          Fidelity
                             Variable          Variable           Variable         Variable           Variable          Variable
                            Insurance         Insurance          Insurance         Insurance         Insurance         Insurance
                          Products Fund     Products Fund      Products Fund     Products Fund     Products Fund     Products Fund
                           Sub-Account       Sub-Account        Sub-Account       Sub-Account       Sub-Account       Sub-Account
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
                                                 VIP                VIP                                 VIP
                                                Growth              High                             Index 500 -      VIP Investment
                            VIP Growth         & Income            Income        VIP Index 500     Service Class       Grade Bond
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
NET INVESTMENT INCOME
   (LOSS)
Dividends               $          1,771  $            207  $             659  $         10,158  $            709  $           7,834
                        ----------------  ----------------  -----------------  ----------------  ----------------  -----------------
      Net investment
         income (loss)             1,771               207                659            10,158               709              7,834
                        ----------------  ----------------  -----------------  ----------------  ----------------  -----------------
NET REALIZED AND
   UNREALIZED GAINS
   (LOSSES) ON
   INVESTMENTS
Realized gains (losses)
   on fund shares:
      Proceeds from
         sales                    33,534               828                570            20,462             3,239             25,783
      Cost of
         investments
         sold                     27,730               758                567            19,516             2,930             24,893
                        ----------------  ----------------  -----------------  ----------------  ----------------  -----------------
      Realized gains
         (losses) on
         fund shares               5,804                70                  3               946               309                890
Realized gain
   distributions                   1,557                 -                  -            10,458               642              6,062
                        ----------------  ----------------  -----------------  ----------------  ----------------  -----------------
      Net realized
         gains (losses)            7,361                70                  3            11,404               951              6,952
Change in unrealized
   gains (losses)                 (7,953)              (47)              (444)          (12,799)           (1,148)             1,535
                        ----------------  ----------------  -----------------  ----------------  ----------------  -----------------
      Net realized and
         unrealized
         gains (losses)
         on investments             (592)               23               (441)           (1,395)             (197)             8,487
                        ----------------  ----------------  -----------------  ----------------  ----------------  -----------------
INCREASE (DECREASE) IN
   NET ASSETS FROM
   OPERATIONS           $          1,179  $            230  $             218  $          8,763  $            512  $          16,321
                        ================  ================  =================  ================  ================  =================

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2011
------------------------------------------------------------------------------------------------------------------------------------

                             Fidelity          Fidelity          Fidelity          Fidelity           Fidelity
                             Variable          Variable          Variable          Variable           Variable          Franklin
                            Insurance         Insurance         Insurance          Insurance         Insurance         Templeton
                          Products Fund     Products Fund     Products Fund      Products Fund     Products Fund      Investments
                           Sub-Account       Sub-Account       Sub-Account        Sub-Account       Sub-Account       Sub-Account
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
                                                                                                                          VIP
                               VIP                                                    VIP               VIP              Global
                               Mid                VIP                                Real              Value             Income
                               Cap           Money Market      VIP Overseas         Estate           Strategies        Securities
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
NET INVESTMENT INCOME
   (LOSS)
Dividends               $             29  $             229 $           2,581  $             117 $             33  $            238
                        ----------------  ----------------- -----------------  ----------------- ----------------  ----------------
      Net investment
         income (loss)                29                229             2,581                117               33               238
                        ----------------  ----------------- -----------------  ----------------- ----------------  ----------------
NET REALIZED AND
   UNREALIZED GAINS
   (LOSSES) ON
   INVESTMENTS
Realized gains (losses)
   on fund shares:
      Proceeds from
         sales                     1,193             18,194            10,295                108              876               291
      Cost of
         investments
         sold                      1,075             18,194            10,796                 90              792               280
                        ----------------  ----------------- -----------------  ----------------- ----------------  ----------------
      Realized gains
         (losses) on
         fund shares                 118                  -              (501)                18               84                11
Realized gain
   distributions                      19                  -               305                  -                -                27
                        ----------------  ----------------- -----------------  ----------------- ----------------  ----------------
      Net realized
         gains (losses)              137                  -              (196)                18               84                38
Change in unrealized
   gains (losses)                 (1,230)                 -           (33,406)               528             (314)             (363)
                        ----------------  ----------------- -----------------  ----------------- ----------------  ----------------
      Net realized and
         unrealized
         gains (losses)
         on investments           (1,093)                 -           (33,602)               546             (230)             (325)
                        ----------------  ----------------- -----------------  ----------------- ----------------  ----------------
INCREASE (DECREASE) IN
   NET ASSETS FROM
   OPERATIONS           $         (1,064) $             229 $         (31,021) $             663 $           (197) $            (87)
                        ================  ================= =================  ================= ================  ================

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2011
------------------------------------------------------------------------------------------------------------------------------------

                             Franklin         Franklin           Franklin            Franklin        Franklin            Franklin
                            Templeton         Templeton         Templeton           Templeton        Templeton          Templeton
                           Investments       Investments       Investments         Investments      Investments        Investments
                           Sub-Account       Sub-Account       Sub-Account         Sub-Account      Sub-Account        Sub-Account
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
                               VIP                                                     VIP              VIP                VIP
                               High              VIP            VIP Mutual            Mutual           Small            Small-Mid
                              Income           Income        Global Discovery         Shares         Cap Value          Cap Growth
                            Securities       Securities       Securities (a)        Securities      Securities          Securities
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
NET INVESTMENT INCOME
   (LOSS)
Dividends               $            583  $            207  $              16  $             46  $            113  $              -
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
      Net investment
         income (loss)               583               207                 16                46               113                 -
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
NET REALIZED AND
   UNREALIZED GAINS
   (LOSSES) ON
   INVESTMENTS
Realized gains (losses)
   on fund shares:
      Proceeds from
         sales                     1,437               887                  7               616             2,775               821
      Cost of
         investments
         sold                      1,419               840                  7               556             2,470               616
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
      Realized gains
         (losses) on
         fund shares                  18                47                  -                60               305               205
Realized gain
   distributions                       -                 -                 16                 -                 -                 -
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
      Net realized
         gains (losses)               18                47                 16                60               305               205
Change in unrealized
   gains (losses)                   (254)             (174)               (52)             (102)             (862)             (433)
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
      Net realized and
         unrealized
         gains (losses)
         on investments             (236)             (127)               (36)              (42)             (557)             (228)
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
INCREASE (DECREASE) IN
   NET ASSETS FROM
   OPERATIONS           $            347  $             80  $             (20) $              4  $           (444) $           (228)
                        ================  ================  =================  ================  ================  ================

(a)  Previously known as VIP Mutual Global Discovery Securities Class I

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2011
------------------------------------------------------------------------------------------------------------------------------------

                             Franklin         Franklin
                            Templeton         Templeton
                           Investments       Investments       Ibbotson Fund     Ibbotson Fund      Ibbotson Fund    Ibbotson Fund
                           Sub-Account       Sub-Account        Sub-Account       Sub-Account        Sub-Account      Sub-Account
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
                               VIP                               Aggressive         Balanced        Conservative         Growth
                            Strategic            VIP               Growth             ETF                ETF              ETF
                              Income            U.S.             ETF Asset           Asset              Asset            Asset
                            Securities       Government          Allocation        Allocation        Allocation        Allocation
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
NET INVESTMENT INCOME
   (LOSS)
Dividends               $            142  $              78 $             518  $            511  $             152 $          1,178
                        ----------------  ----------------- -----------------  ----------------  ----------------- ----------------
      Net investment
         income (loss)               142                 78               518               511                152            1,178
                        ----------------  ----------------- -----------------  ----------------  ----------------- ----------------
NET REALIZED AND
   UNREALIZED GAINS
   (LOSSES) ON
   INVESTMENTS
Realized gains (losses)
   on fund shares:
      Proceeds from
         sales                       557                561            13,271            13,781             12,771           15,361
      Cost of
         investments
         sold                        545                554            11,904            11,717             12,258           13,422
                        ----------------  ----------------- -----------------  ----------------  ----------------- ----------------
      Realized gains
         (losses) on
         fund shares                  12                  7             1,367             2,064                513            1,939
Realized gain
   distributions                       -                  -                 -               712                258            1,056
                        ----------------  ----------------- -----------------  ----------------  ----------------- ----------------
      Net realized
         gains (losses)               12                  7             1,367             2,776                771            2,995
Change in unrealized
   gains (losses)                   (102)                55            (4,113)           (3,770)              (414)          (8,193)
                        ----------------  ----------------- -----------------  ----------------  ----------------- ----------------
      Net realized and
         unrealized
         gains (losses)
         on investments              (90)                62            (2,746)             (994)               357           (5,198)
                        ----------------  ----------------- -----------------  ----------------  ----------------- ----------------
INCREASE (DECREASE) IN
   NET ASSETS FROM
   OPERATIONS           $             52  $             140 $          (2,228) $           (483) $             509 $         (4,020)
                        ================  ================= =================  ================  ================= ================

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2011
------------------------------------------------------------------------------------------------------------------------------------

                                               Invesco           Invesco             Invesco            Invesco          Invesco
                          Ibbotson Fund         Funds             Funds               Funds              Funds            Funds
                           Sub-Account       Sub-Account       Sub-Account         Sub-Account        Sub-Account      Sub-Account
                        ----------------- ------------------ ------------------ ----------------- ----------------- ----------------
                            Income and                                                                  Invesco
                              Growth                             Invesco             Invesco        UIF U.S. Small
                            ETF Asset           Invesco         LIT Growth        UIF High Yield     Mid Cap Value     Invesco V.I.
                            Allocation    LIT Government (b)    and Income         Class I (b)        Class I (c)      Basic Value
                        ----------------- ------------------ ------------------ ----------------- ----------------- ----------------
NET INVESTMENT INCOME
   (LOSS)
Dividends               $            231  $           1,225  $           1,720  $          3,133  $              9  $           554
                        ----------------  -----------------  -----------------  ----------------  ----------------  ---------------
      Net investment
         income (loss)               231              1,225              1,720             3,133                 9              554
                        ----------------  -----------------  -----------------  ----------------  ----------------  ---------------
NET REALIZED AND
   UNREALIZED GAINS
   (LOSSES) ON
   INVESTMENTS
Realized gains (losses)
   on fund shares:
      Proceeds from
         sales                     2,261             29,803             11,241            29,007               347            6,891
      Cost of
         investments
         sold                      2,087             30,245             10,677            31,108               312            8,171
                        ----------------  -----------------  -----------------  ----------------  ----------------  ---------------
      Realized gains
         (losses) on
         fund shares                 174               (442)               564            (2,101)               35           (1,280)
Realized gain
   distributions                     373                  -                  -                 -                 -                -
                        ----------------  -----------------  -----------------  ----------------  ----------------  ---------------
      Net realized
         gains (losses)              547               (442)               564            (2,101)               35           (1,280)
Change in unrealized
   gains (losses)                   (680)              (485)            (4,562)              374               (24)            (965)
                        ----------------  -----------------  -----------------  ----------------  ----------------  ---------------
      Net realized and
         unrealized
         gains (losses)
         on investments             (133)              (927)            (3,998)           (1,727)               11           (2,245)
                        ----------------  -----------------  -----------------  ----------------  ----------------  ---------------
INCREASE (DECREASE) IN
   NET ASSETS FROM
   OPERATIONS           $             98  $             298  $          (2,278) $          1,406  $             20  $        (1,691)
                        ================  =================  =================  ================  ================  ===============

(b)  For period beginning January 1, 2011, and ended April 29, 2011
(c)  Previously known as Invesco UIF U.S. Mid Cap Value Class I

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2011
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                        Invesco
                             Invesco            Invesco           Invesco           Invesco            Invesco           Funds
                              Funds              Funds             Funds             Funds              Funds          (Class II)
                           Sub-Account        Sub-Account       Sub-Account       Sub-Account        Sub-Account      Sub-Account
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
                                                                                                                        Invesco
                           Invesco V.I.                         Invesco V.I.                        Invesco V.I.      LIT Mid Cap
                             Capital         Invesco V.I.        Government       Invesco V.I.         Mid Cap           Growth
                           Appreciation       Core Equity      Securities (d)    High Yield (d)      Core Equity       (Class II)
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
NET INVESTMENT INCOME
   (LOSS)
Dividends               $            250  $            118  $                - $              -  $            208  $              -
                        ----------------  ----------------  ------------------ ----------------  ----------------  ----------------
      Net investment
         income (loss)               250               118                   -                -               208                 -
                        ----------------  ----------------  ------------------ ----------------  ----------------  ----------------
NET REALIZED AND
   UNREALIZED GAINS
   (LOSSES) ON
   INVESTMENTS
Realized gains (losses)
   on fund shares:
      Proceeds from
         sales                    17,290             1,603               3,537              587            18,653             5,908
      Cost of
         investments
         sold                     16,230             1,370               3,359              610            17,890             4,335
                        ----------------  ----------------  ------------------ ----------------  ----------------  ----------------
      Realized gains
         (losses) on
         fund shares               1,060               233                 178              (23)              763             1,573
Realized gain
   distributions                       -                 -                   -                -                 -                 -
                        ----------------  ----------------  ------------------ ----------------  ----------------  ----------------
      Net realized
         gains (losses)            1,060               233                 178              (23)              763             1,573
Change in unrealized
   gains (losses)                (13,755)             (366)              1,712           (1,007)           (5,427)          (16,133)
                        ----------------  ----------------  ------------------ ----------------  ----------------  ----------------
      Net realized and
         unrealized
         gains (losses)
         on investments          (12,695)             (133)              1,890           (1,030)           (4,664)          (14,560)
                        ----------------  ----------------  ------------------ ----------------  ----------------  ----------------
INCREASE (DECREASE) IN
   NET ASSETS FROM
   OPERATIONS           $        (12,445) $            (15) $            1,890 $         (1,030) $         (4,456) $        (14,560)
                        ================  ================  ================== ================  ================  ================

(d)  For period beginning April 29, 2011, and ended December 31, 2011

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2011
------------------------------------------------------------------------------------------------------------------------------------

                           Janus Aspen       Janus Aspen       Janus Aspen        Janus Aspen       Janus Aspen       Janus Aspen
                              Series           Series             Series             Series           Series             Series
                           Sub-Account       Sub-Account       Sub-Account        Sub-Account       Sub-Account       Sub-Account
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
                                                                                                                          Mid
                                                                 Flexible            Forty            Global              Cap
                             Balanced        Enterprise            Bond            Portfolio        Technology           Value
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------

NET INVESTMENT INCOME
   (LOSS)
Dividends               $            211  $              -  $             105  $            149  $              -  $             10
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
      Net investment
         income (loss)               211                 -                105               149                 -                10
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
NET REALIZED AND
   UNREALIZED GAINS
   (LOSSES) ON
   INVESTMENTS
Realized gains (losses)
   on fund shares:
      Proceeds from
         sales                     2,828               111                127             1,600               543               268
      Cost of
         investments
         sold                      2,677               103                130             1,462               512               257
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
      Realized gains
         (losses) on
         fund shares                 151                 8                 (3)              138                31                11
Realized gain
   distributions                     403                 -                147                 -                 -                 -
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
      Net realized
         gains (losses)              554                 8                144               138                31                11
Change in unrealized
   gains (losses)                   (577)             (112)               (91)           (2,946)             (642)              (59)
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
      Net realized and
         unrealized
         gains (losses)
         on investments              (23)             (104)                53            (2,808)             (611)              (48)
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
INCREASE (DECREASE) IN
   NET ASSETS FROM
   OPERATIONS           $            188  $           (104) $             158  $         (2,659) $           (611) $            (38)
                        ================  ================  =================  ================  ================  ================

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2011
------------------------------------------------------------------------------------------------------------------------------------

                                              Janus Aspen      Janus Aspen        Janus Aspen        Janus Aspen         Lazard
                           Janus Aspen          Series            Series             Series            Series          Retirement
                              Series       (Service Shares)  (Service Shares)   (Service Shares)  (Service Shares)    Series, Inc.
                           Sub-Account        Sub-Account      Sub-Account        Sub-Account        Sub-Account      Sub-Account
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
                                                                 Mid Cap                                                Emerging
                                               Balanced           Value             Overseas          Worldwide         Markets
                             Overseas      (Service Shares)  (Service Shares)   (Service Shares)  (Service Shares)       Equity
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
NET INVESTMENT INCOME
   (LOSS)
Dividends               $             58  $          3,911  $             494  $            280  $            165  $            474
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
      Net investment
         income (loss)                58             3,911                494               280               165               474
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
NET REALIZED AND
   UNREALIZED GAINS
   (LOSSES) ON
   INVESTMENTS
Realized gains (losses)
   on fund shares:
      Proceeds from
         sales                     1,147             8,852             13,458             5,796             8,231             7,750
      Cost of
         investments
         sold                      1,146             8,440             11,973             5,464             7,239             6,433
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
      Realized gains
         (losses) on
         fund shares                   1               412              1,485               332               992             1,317
Realized gain
   distributions                     122             8,871                  -               735                 -                 -
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
      Net realized
         gains (losses)              123             9,283              1,485             1,067               992             1,317
Change in unrealized
   gains (losses)                 (5,246)          (11,046)            (4,218)          (28,376)           (5,820)           (6,626)
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
      Net realized and
         unrealized
         gains (losses)
         on investments           (5,123)           (1,763)            (2,733)          (27,309)           (4,828)           (5,309)
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
INCREASE (DECREASE) IN
   NET ASSETS FROM
   OPERATIONS           $         (5,065) $          2,148  $          (2,239) $        (27,029) $         (4,663) $         (4,835)
                        ================  ================  =================  ================  ================  ================

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2011
------------------------------------------------------------------------------------------------------------------------------------

                            Legg Mason        Legg Mason        Legg Mason
                             Partners          Partners          Partners
                             Variable          Variable          Variable         MFS Variable      MFS Variable      MFS Variable
                          Portfolios I,     Portfolios I,     Portfolios I,        Insurance          Insurance        Insurance
                               Inc.              Inc.              Inc.              Trust              Trust            Trust
                           Sub-Account       Sub-Account       Sub-Account         Sub-Account       Sub-Account      Sub-Account
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
                            Legg Mason
                           ClearBridge        Legg Mason         Legg Mason
                             Variable        ClearBridge       Western Assets
                           Fundamental         Variable           Variable                        MFS Investors
                             All Cap          Large Cap            Global            MFS             Growth          MFS Investors
                        Value Class I (e) Value Class I (f)   High Yield Bond     High Income         Stock              Trust
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
NET INVESTMENT INCOME
   (LOSS)
Dividends               $          1,059  $            337  $           6,486  $          5,753  $            150  $             68
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
      Net investment
         income (loss)             1,059               337              6,486             5,753               150                68
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
NET REALIZED AND
   UNREALIZED GAINS
   (LOSSES) ON
   INVESTMENTS
Realized gains (losses)
   on fund shares:
      Proceeds from
         sales                    12,255               605              7,045             3,349             2,091             1,306
      Cost of
         investments
         sold                     12,540               608              7,144             3,223             1,824             1,176
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
      Realized gains
         (losses) on
         fund shares                (285)               (3)               (99)              126               267               130
Realized gain
   distributions                       -                 -                  -                 -                 -                 -
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
      Net realized
         gains (losses)             (285)               (3)               (99)              126               267               130
Change in unrealized
         gains (losses)           (5,737)              361             (5,159)           (3,462)             (271)             (335)
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
      Net realized and
         unrealized
         gains (losses)
         on investments           (6,022)              358             (5,258)           (3,336)               (4)             (205)
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
INCREASE (DECREASE) IN
   NET ASSETS FROM
   OPERATIONS           $         (4,963) $            695  $           1,228  $          2,417  $            146  $           (137)
                        ================  ================  =================  ================  ================  ================

(e)  Previously known as Legg Mason ClearBridge Variable Value Class I
(f)  Previously known as Legg Mason ClearBridge Variable Investors Class I

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2011
------------------------------------------------------------------------------------------------------------------------------------

                           MFS Variable      MFS Variable       MFS Variable      MFS Variable      Oppenheimer       Oppenheimer
                            Insurance          Insurance         Insurance         Insurance         Variable           Variable
                              Trust              Trust             Trust             Trust         Account Funds     Account Funds
                           Sub-Account        Sub-Account       Sub-Account       Sub-Account       Sub-Account       Sub-Account
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
                                                                                                                      Oppenheimer
                             MFS New           MFS Total                                            Oppenheimer           Core
                            Discovery           Return         MFS Utilities       MFS Value         Balanced             Bond
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
NET INVESTMENT INCOME
   (LOSS)
Dividends               $              -  $          1,666  $            2,383 $            792  $             75  $              47
                        ----------------  ----------------  ------------------ ----------------  ----------------  -----------------
      Net investment
         income (loss)                 -             1,666               2,383              792                75                 47
                        ----------------  ----------------  ------------------ ----------------  ----------------  -----------------
NET REALIZED AND
   UNREALIZED GAINS
   (LOSSES) ON
   INVESTMENTS
Realized gains (losses)
   on fund shares:
      Proceeds from
         sales                    26,093             4,811               4,998            1,671               757                133
      Cost of
         investments
         sold                     17,205             4,771               4,393            1,608               724                128
                        ----------------  ----------------  ------------------ ----------------  ----------------  -----------------
      Realized gains
         (losses) on
         fund shares               8,888                40                 605               63                33                  5
Realized gain
   distributions                  26,891                 -                   -              214                 -                  -
                        ----------------  ----------------  ------------------ ----------------  ----------------  -----------------
      Net realized
         gains (losses)           35,779                40                 605              277                33                  5
Change in unrealized
   gains (losses)                (57,661)             (690)              1,734           (1,273)              (96)                30
                        ----------------  ----------------  ------------------ ----------------  ----------------  -----------------
      Net realized and
         unrealized
         gains (losses)
         on investments          (21,882)             (650)              2,339             (996)              (63)                35
                        ----------------  ----------------  ------------------ ----------------  ----------------  -----------------
INCREASE (DECREASE) IN
   NET ASSETS FROM
   OPERATIONS           $        (21,882) $          1,016  $            4,722 $           (204) $             12  $              82
                        ================  ================  ================== ================  ================  =================

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2011
------------------------------------------------------------------------------------------------------------------------------------

                           Oppenheimer        Oppenheimer       Oppenheimer        Oppenheimer       Oppenheimer      Oppenheimer
                             Variable          Variable           Variable           Variable         Variable      Variable Account
                          Account Funds      Account Funds     Account Funds      Account Funds     Account Funds      Funds (SS)
                           Sub-Account        Sub-Account       Sub-Account        Sub-Account       Sub-Account      Sub-Account
                        ----------------- ----------------- ------------------- ----------------- ----------------- ----------------
                           Oppenheimer        Oppenheimer       Oppenheimer        Oppenheimer                        Oppenheimer
                              Global       Global Strategic     Main Street       Small & MidCap     Oppenheimer         Global
                          Securities (g)      Income (h)    Small & Mid Cap (i)  Growth Fund (j)        Value       Securities (SS)
                        ----------------- ----------------- ------------------- ----------------- ----------------- ----------------
NET INVESTMENT INCOME
   (LOSS)
Dividends               $             19  $             26  $            2,218  $              -  $             45  $         2,519
                        ----------------  ----------------  ------------------  ----------------  ----------------  ---------------
      Net investment
         income (loss)                19                26               2,218                 -                45            2,519
                        ----------------  ----------------  ------------------  ----------------  ----------------  ---------------
NET REALIZED AND
   UNREALIZED GAINS
   (LOSSES) ON
   INVESTMENTS
Realized gains (losses)
   on fund shares:
      Proceeds from
         sales                       286               367              33,677             4,734             2,451           21,847
      Cost of
         investments
         sold                        268               359              28,749             3,701             2,019           19,782
                        ----------------  ----------------  ------------------  ----------------  ----------------  ---------------
      Realized gains
         (losses) on
         fund shares                  18                 8               4,928             1,033               432            2,065
Realized gain
   distributions                       -                10                   -                 -                 -                -
                        ----------------  ----------------  ------------------  ----------------  ----------------  ---------------
      Net realized
         gains (losses)               18                18               4,928             1,033               432            2,065
Change in unrealized
   gains (losses)                   (203)              (48)            (15,016)             (338)             (525)         (25,881)
                        ----------------  ----------------  ------------------  ----------------  ----------------  ---------------
      Net realized and
         unrealized
         gains (losses)
         on investments             (185)              (30)            (10,088)              695               (93)         (23,816)
                        ----------------  ----------------  ------------------  ----------------  ----------------  ---------------
INCREASE (DECREASE) IN
   NET ASSETS FROM
   OPERATIONS           $           (166) $             (4) $           (7,870) $            695  $            (48) $       (21,297)
                        ================  ================  ==================  ================  ================  ===============

(g)  Previously known as Oppenheimer Global Securities IC
(h)  Previously known as Oppenheimer Strategic Bond
(i)  Previously known as Oppenheimer Main Street Small Cap Growth
(j)  Previously known as Oppenheimer Small & MidCap Fund

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2011
------------------------------------------------------------------------------------------------------------------------------------

                         Panorama Series    PIMCO Variable     PIMCO Variable     PIMCO Variable   PIMCO Variable   Putnam Variable
                            Fund, Inc.     Insurance Trust   Insurance Trust    Insurance Trust   Insurance Trust   Trust (Class IA)
                           Sub-Account       Sub-Account       Sub-Account        Sub-Account       Sub-Account       Sub-Account
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
                           Oppenheimer
                          International                                              PIMCO             PIMCO         VT High Yield
                              Growth        Foreign Bond       Money Market       Real Return      Total Return        (Class IA)
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
NET INVESTMENT INCOME
   (LOSS)
Dividends               $          1,076  $           1,000 $               79 $           1,640 $          3,968  $          4,191
                        ----------------  ----------------- ------------------ ----------------- ----------------  ----------------
      Net investment
         income (loss)             1,076              1,000                 79             1,640            3,968             4,191
                        ----------------  ----------------- ------------------ ----------------- ----------------  ----------------
NET REALIZED AND
   UNREALIZED GAINS
   (LOSSES) ON
   INVESTMENTS
Realized gains
   (losses) on fund
   shares:
      Proceeds from
         sales                    22,524             10,358             31,485             9,423           18,167             8,702
      Cost of
         investments
         sold                     17,173             10,259             31,485             8,522           17,206             8,561
                        ----------------  ----------------- ------------------ ----------------- ----------------  ----------------
      Realized gains
         (losses) on
         fund shares               5,351                 99                  -               901              961               141
Realized gain
   distributions                       -                452                  -             2,385            2,210                 -
                        ----------------  ----------------- ------------------ ----------------- ----------------  ----------------
      Net realized
         gains (losses)            5,351                551                  -             3,286            3,171               141
Change in unrealized
   gains (losses)                (14,172)             1,552                  -             3,745           (1,697)           (3,375)
                        ----------------  ----------------- ------------------ ----------------- ----------------  ----------------
      Net realized and
         unrealized
         gains (losses)
         on investments           (8,821)             2,103                  -             7,031            1,474            (3,234)
                        ----------------  ----------------- ------------------ ----------------- ----------------  ----------------
INCREASE (DECREASE) IN
   NET ASSETS FROM
   OPERATIONS           $         (7,745) $           3,103 $               79 $           8,671 $          5,442  $            957
                        ================  ================= ================== ================= ================  ================

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2011
------------------------------------------------------------------------------------------------------------------------------------

                                                               T. Rowe Price      T. Rowe Pric          The               The
                         Putnam Variable        Rydex             Equity             Equity            Alger             Alger
                         Trust (Class IA)  Variable Trust      Series, Inc.       Series, Inc.      Portfolios         Portfolios
                           Sub-Account       Sub-Account       Sub-Account        Sub-Account       Sub-Account       Sub-Account
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
                                                Rydex                                                                    Alger
                         VT International    SGI VT U.S.      T. Rowe Price                            Alger            Capital
                            Value Fund       Long Short         Blue Chip        T. Rowe Price       Balanced         Appreciation
                            (Class IA)      Momentum Fund         Growth         Equity Income       Class I-2         Class I-2
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
NET INVESTMENT INCOME
   (LOSS)
Dividends               $          1,847  $              -  $               -  $          4,439  $             14  $            143
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
      Net investment
         income (loss)             1,847                 -                  -             4,439                14               143
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
NET REALIZED AND
   UNREALIZED GAINS
   (LOSSES) ON
   INVESTMENTS
Realized gains (losses)
   on fund shares:
      Proceeds from
         sales                     3,464             7,889             12,178            27,113             2,623            12,726
      Cost of
         investments
         sold                      3,097             7,260             10,052            26,281             2,466             9,538
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
      Realized gains
         (losses) on
         fund shares                 367               629              2,126               832               157             3,188
Realized gain
   distributions                       -                 -                  -                 -                 -                 -
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
      Net realized
         gains (losses)              367               629              2,126               832               157             3,188
Change in unrealized
   gains (losses)                (11,352)           (2,277)              (472)           (6,500)             (105)           (4,009)
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
      Net realized and
         unrealized
         gains (losses)
         on investments          (10,985)           (1,648)             1,654            (5,668)               52              (821)
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
INCREASE (DECREASE) IN
   NET ASSETS FROM
   OPERATIONS           $         (9,138) $         (1,648) $           1,654  $         (1,229) $             66  $           (678)
                        ================  ================  =================  ================  ================  ================

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2011
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                        Van Eck
                               The               The           The Universal     The Universal      The Universal      Worldwide
                              Alger             Alger          Institutional     Institutional      Institutional      Insurance
                            Portfolios       Portfolios         Funds, Inc.       Funds, Inc.        Funds, Inc.         Trust
                           Sub-Account       Sub-Account        Sub-Account       Sub-Account        Sub-Account      Sub-Account
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
                              Alger             Alger          Morgan Stanley    Morgan Stanley    Morgan Stanley       Van Eck
                            Large Cap          MidCap           UIF Emerging          UIF             UIF U.S.         Worldwide
                              Growth           Growth             Markets            Growth          Real Estate        Emerging
                            Class I-2         Class I-2         Class I (k)       Class I (l)          Class I          Markets
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
NET INVESTMENT INCOME
   (LOSS)
Dividends               $          1,616  $            711  $              20  $             43  $            773  $          1,016
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
      Net investment
         income (loss)             1,616               711                 20                43               773             1,016
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
NET REALIZED AND
   UNREALIZED GAINS
   (LOSSES) ON
   INVESTMENTS
Realized gains (losses)
   on fund shares:
      Proceeds from
         sales                    13,989            18,819                283             6,538            18,130            24,072
      Cost of
         investments
         sold                     12,007            19,897                252             4,663            18,358            21,136
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
      Realized gains
         (losses) on
         fund shares               1,982            (1,078)                31             1,875              (228)            2,936
Realized gain
   distributions                       -                 -                  -                 -                 -                 -
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
      Net realized
         gains (losses)            1,982            (1,078)                31             1,875              (228)            2,936
Change in unrealized
   gains (losses)                 (4,271)          (17,322)            (1,094)           (2,723)            4,488           (31,898)
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
      Net realized and
         unrealized
         gains (losses)
         on investments           (2,289)          (18,400)            (1,063)             (848)            4,260           (28,962)
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
INCREASE (DECREASE) IN
   NET ASSETS FROM
   OPERATIONS           $           (673) $        (17,689) $          (1,043) $           (805) $          5,033  $        (27,946)
                        ================  ================  =================  ================  ================  ================

(k)  Previously known as Morgan Stanley UIF Emerging Markets Equity Class I
(l)  Previously known as Morgan Stanley UIF Capital Growth Class I

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2011
------------------------------------------------------------------------------------------------------------------------------------

                              Van Eck          Van Eck
                             Worldwide        Worldwide
                             Insurance        Insurance
                               Trust            Trust
                            Sub-Account      Sub-Account
                        ----------------- -----------------
                                               Van Eck
                              Van Eck         Worldwide
                             Worldwide      Multi-Manager
                            Hard Assets     Alternatives
                        ----------------- -----------------
NET INVESTMENT INCOME
   (LOSS)
Dividends               $            671  $            113
                        ----------------  ----------------
      Net investment
         income (loss)               671               113
                        ----------------  ----------------
NET REALIZED AND
   UNREALIZED GAINS
   (LOSSES) ON
   INVESTMENTS
Realized gains (losses)
   on fund shares:
      Proceeds from
         sales                     2,684               530
      Cost of
         investments
         sold                      2,222               525
                        ----------------  ----------------
      Realized gains
         (losses) on
         fund shares                 462                 5
Realized gain
   distributions                     719                71
                        ----------------  ----------------
      Net realized
         gains (losses)            1,181                76
Change in unrealized
   gains (losses)                (12,319)             (502)
                        ----------------  ----------------
      Net realized and
         unrealized
         gains (losses)
         on investments          (11,138)             (426)
                        ----------------  ----------------
INCREASE (DECREASE) IN
   NET ASSETS FROM
   OPERATIONS           $        (10,467) $           (313)
                        ================  ================

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
------------------------------------------------------------------------------------------------------------------------------------

                              AllianceBernstein Fund               AllianceBernstein Fund               AllianceBernstein Fund
                                    Sub-Account                          Sub-Account                          Sub-Account
                        ----------------------------------- ------------------------------------ -----------------------------------
                                        VPS                                  VPS                                  VPS
                             Growth and Income Class A          International Growth Class A          International Value Class A
                        ----------------------------------- ------------------------------------ -----------------------------------
                               2011              2010              2011               2010              2011              2010
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
INCREASE (DECREASE) IN
   NET ASSETS FROM
   OPERATIONS
Net investment income
   (loss)               $             43  $              -  $             248  $             88  $            195  $             92
Net realized gains
   (losses)                           29                12                 62                16               101                14
Change in unrealized
   gains (losses)                    133               297             (1,862)              581            (1,250)              (20)
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
Increase (decrease) in
   net assets from
   operations                        205               309             (1,552)              685              (954)               86
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
INCREASE (DECREASE) IN
   NET ASSETS FROM
   POLICY TRANSACTIONS
Deposits                           2,454             2,050              6,587             3,909             2,056               569
Benefit payments                       -                 -                  -                 -                 -                 -
Payments on termination              (36)              (12)              (589)               (6)                -               (29)
Loans - net                            -                 -                  -                 -                 -                 -
Policy maintenance
   charge                         (1,266)             (869)            (2,233)           (1,762)             (380)             (338)
Transfers among the
   sub-accounts and
   with the Fixed
   Account - net                      78                82                288             1,736               332             1,825
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
Increase (decrease) in
   net assets from
   policy transactions             1,230             1,251              4,053             3,877             2,008             2,027
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
INCREASE (DECREASE) IN
   NET ASSETS                      1,435             1,560              2,501             4,562             1,054             2,113
NET ASSETS AT BEGINNING
   OF PERIOD                       2,718             1,158              6,501             1,939             3,165             1,052
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
NET ASSETS AT END OF
   PERIOD               $          4,153  $          2,718  $           9,002  $          6,501  $          4,219  $          3,165
                        ================  ================  =================  ================  ================  ================
UNITS OUTSTANDING
   Units outstanding at
      beginning of
      period                         309               149                784               264               466               162
      Units issued                   165               198                845               594               532               329
      Units redeemed                 (30)              (38)              (339)              (74)             (227)              (25)
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
   Units outstanding at
      end of period                  444               309              1,290               784               771               466
                        ================  ================  =================  ================  ================  ================

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                           DWS Investments
                              AllianceBernstein Fund               AllianceBernstein Fund              Variable Insurance Trust
                                   Sub-Account                          Sub-Account                          Sub-Account
                        ----------------------------------- ------------------------------------ -----------------------------------
                                        VPS                                  VPS                               DWS VIP
                              Small Cap Growth Class A           Small/Mid Cap Value Class A              Equity 500 Index A
                        ----------------------------------- ------------------------------------ -----------------------------------
                               2011              2010              2011               2010              2011              2010
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
INCREASE (DECREASE) IN
   NET ASSETS FROM
   OPERATIONS
Net investment income
   (loss)               $              -  $              -  $               3  $              1  $          1,781  $          1,994
Net realized gains
   (losses)                          403               266                 70                13             3,076              (169)
Change in unrealized
   gains (losses)                   (167)            1,075               (144)              163            (2,438)           13,524
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
Increase (decrease) in
   net assets from
   operations                        236             1,341                (71)              177             2,419            15,349
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
INCREASE (DECREASE) IN
   NET ASSETS FROM
   POLICY TRANSACTIONS
Deposits                           4,031             2,017                330               542            18,806            20,287
Benefit payments                       -                 -                  -                 -                 -                 -
Payments on termination              (12)              (74)              (339)                -           (25,110)           (1,864)
Loans - net                            -                 -                  -                 -            (2,454)           (1,174)
Policy maintenance
   charge                         (1,518)             (928)              (353)             (319)           (9,063)          (10,448)
Transfers among the
   sub-accounts and
   with the Fixed
   Account - net                     122               170                 (2)              498              (227)            2,899
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
Increase (decrease) in
   net assets from
   policy transactions             2,623             1,185               (364)              721           (18,048)            9,700
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
INCREASE (DECREASE) IN
   NET ASSETS                      2,859             2,526               (435)              898           (15,629)           25,049
NET ASSETS AT BEGINNING
   OF PERIOD                       5,246             2,720                972                74           122,194            97,145
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
NET ASSETS AT END OF
   PERIOD               $          8,105  $          5,246  $             537  $            972  $        106,565  $        122,194
                        ================  ================  =================  ================  ================  ================
UNITS OUTSTANDING
   Units outstanding at
      beginning of
      period                         444               315                 86                 8             7,015             6,397
      Units issued                   339               225                 23                91               674               936
      Units redeemed                (126)              (96)               (57)              (13)           (1,682)             (318)
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
   Units outstanding at
      end of period                  657               444                 52                86             6,007             7,015
                        ================  ================  =================  ================  ================  ================

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
------------------------------------------------------------------------------------------------------------------------------------

                                  DWS Investments                                                         Fidelity Variable
                              Variable Insurance Trust             DWS Variable Series II              Insurance Products Fund
                                    Sub-Account                          Sub-Account                         Sub-Account
                        ----------------------------------- ------------------------------------ -----------------------------------
                             DWS VIP Small Cap Index A               DWS VIP Balanced A                   VIP Asset Manager
                        ----------------------------------- ------------------------------------ -----------------------------------
                               2011              2010              2011               2010              2011              2010
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
INCREASE (DECREASE) IN
   NET ASSETS FROM
   OPERATIONS
Net investment income
   (loss)               $            369  $            439  $             983  $          1,696  $          1,157  $            895
Net realized gains
   (losses)                        2,210              (121)             1,126                 -               505               124
Change in unrealized
   gains (losses)                 (4,161)           11,927             (2,438)            4,450            (3,152)            5,791
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
Increase (decrease) in
   net assets from
   operations                     (1,582)           12,245               (329)            6,146            (1,490)            6,810
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
INCREASE (DECREASE) IN
   NET ASSETS FROM
   POLICY TRANSACTIONS
Deposits                           6,901             8,243              9,995            11,500            12,224            13,788
Benefit payments                       -                 -                  -                 -                 -                 -
Payments on termination          (18,314)             (274)           (14,854)             (811)           (3,370)           (1,253)
Loans - net                       (2,713)             (653)               (29)               (4)             (239)             (250)
Policy maintenance
   charge                         (4,031)           (4,158)            (7,073)           (7,680)           (7,287)           (8,659)
Transfers among the
   sub-accounts and
   with the Fixed
   Account - net                    (457)             (954)               185               228               106                51
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
Increase (decrease) in
   net assets from
   policy transactions           (18,614)            2,204            (11,776)            3,233             1,434             3,677
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
INCREASE (DECREASE) IN
   NET ASSETS                    (20,196)           14,449            (12,105)            9,379               (56)           10,487
NET ASSETS AT BEGINNING
   OF PERIOD                      59,386            44,937             61,503            52,124            56,166            45,679
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
NET ASSETS AT END OF
   PERIOD               $         39,190  $         59,386  $          49,398  $         61,503  $         56,110  $         56,166
                        ================  ================  =================  ================  ================  ================
UNITS OUTSTANDING
   Units outstanding at
      beginning of
      period                       2,543             2,432              4,989             4,703             3,282             3,050
      Units issued                   166               204                377               532               390               488
      Units redeemed                (955)              (93)            (1,301)             (246)             (307)             (256)
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
   Units outstanding at
      end of period                1,754             2,543              4,065             4,989             3,365             3,282
                        ================  ================  =================  ================  ================  ================

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
------------------------------------------------------------------------------------------------------------------------------------

                                 Fidelity Variable                    Fidelity Variable                   Fidelity Variable
                              Insurance Products Fund              Insurance Products Fund             Insurance Products Fund
                                    Sub-Account                          Sub-Account                         Sub-Account
                        ----------------------------------- ------------------------------------ -----------------------------------
                                                                             VIP
                                   VIP Contrafund                     Emerging Markets                    VIP Equity-Income
                        ----------------------------------- ------------------------------------ -----------------------------------
                               2011              2010              2011             2010 (m)            2011              2010
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
INCREASE (DECREASE) IN
   NET ASSETS FROM
   OPERATIONS
Net investment income
   (loss)               $          6,383  $          6,612  $              28  $             12  $         11,308  $          6,715
Net realized gains
   (losses)                        4,041            (1,745)               (50)                6              (266)           (3,644)
Change in unrealized
   gains (losses)                (25,352)           80,225               (535)              100            (7,271)           47,857
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
Increase (decrease) in
   net assets from
   operations                    (14,928)           85,092               (557)              118             3,771            50,928
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
INCREASE (DECREASE) IN
   NET ASSETS FROM
   POLICY TRANSACTIONS
Deposits                         119,978           107,684              1,513               813           108,044           109,103
Benefit payments                       -                 -                  -                 -                 -                 -
Payments on termination          (29,280)          (20,256)              (443)                -           (21,414)          (13,815)
Loans - net                       (7,845)           (1,049)                 -                 -            (3,074)           (6,459)
Policy maintenance
   charge                        (58,520)          (61,336)            (1,013)             (249)          (52,209)          (53,535)
Transfers among the
   sub-accounts and
   with the Fixed
   Account - net                   4,037            (4,789)             1,443               921             4,178             7,381
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
Increase (decrease) in
   net assets from
   policy transactions            28,370            20,254              1,500             1,485            35,525            42,675
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
INCREASE (DECREASE) IN
   NET ASSETS                     13,442           105,346                943             1,603            39,296            93,603
NET ASSETS AT BEGINNING
   OF PERIOD                     585,422           480,076              1,603                 -           398,619           305,016
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
NET ASSETS AT END OF
   PERIOD               $        598,864  $        585,422  $           2,546  $          1,603  $        437,915  $        398,619
                        ================  ================  =================  ================  ================  ================
UNITS OUTSTANDING
   Units outstanding at
      beginning of
      period                      26,993            25,559                141                 -            25,421            22,083
      Units issued                 3,967             3,094                244               143             4,257             4,641
      Units redeemed              (2,231)           (1,660)              (104)               (2)           (1,884)           (1,303)
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
   Units outstanding at
      end of period               28,729            26,993                281               141            27,794            25,421
                        ================  ================  =================  ================  ================  ================

(m)  For period beginning April 30, 2010 and ended December 31, 2010

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
------------------------------------------------------------------------------------------------------------------------------------

                                 Fidelity Variable                    Fidelity Variable                   Fidelity Variable
                              Insurance Products Fund             Insurance Products Fund              Insurance Products Fund
                                    Sub-Account                         Sub-Account                          Sub-Account
                        ----------------------------------- ------------------------------------ -----------------------------------
                                                                             VIP                                  VIP
                                     VIP Growth                        Growth & Income                       High Income
                        ----------------------------------- ------------------------------------ -----------------------------------
                              2011               2010              2011               2010              2011              2010
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
INCREASE (DECREASE) IN
   NET ASSETS
   FROM OPERATIONS
Net investment income
   (loss)               $          1,771  $          1,063  $             207  $             48  $            659  $            306
Net realized gains
   (losses)                        7,361             1,081                 70                 5                 3                12
Change in unrealized
   gains (losses)                 (7,953)           80,125                (47)              696              (444)              (53)
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
Increase (decrease) in
   net assets from
   operations                      1,179            82,269                230               749               218               265
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
INCREASE (DECREASE) IN
   NET ASSETS FROM
   POLICY TRANSACTIONS
Deposits                         111,434           110,598              6,171             3,719             8,826             3,962
Benefit payments                     (82)                -                  -                 -                 -                 -
Payments on termination          (26,576)           (9,661)                 -               (58)              (11)              (38)
Loans - net                       (3,126)           (9,310)                 -                 -                 -                 -
Policy maintenance
   charge                        (58,078)          (60,655)            (2,213)           (1,340)           (3,840)           (1,531)
Transfers among the
   sub-accounts and
   with the Fixed
   Account - net                   1,121            (1,382)              (418)            3,803               336               846
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
Increase (decrease) in
   net assets from
   policy transactions            24,693            29,590              3,540             6,124             5,311             3,239
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
INCREASE (DECREASE) IN
   NET ASSETS                     25,872           111,859              3,770             6,873             5,529             3,504
NET ASSETS AT BEGINNING
   OF PERIOD                     431,794           319,935              7,627               754             4,192               688
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
NET ASSETS AT END OF
   PERIOD               $        457,666  $        431,794  $          11,397  $          7,627  $          9,721  $          4,192
                        ================  ================  =================  ================  ================  ================
UNITS OUTSTANDING
   Units outstanding at
      beginning of
      period                      32,180            29,387                856                97               346                65
      Units issued                 4,517             4,571                495               777               471               313
      Units redeemed              (2,473)           (1,778)               (91)              (18)              (46)              (32)
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
   Units outstanding at
      end of period               34,224            32,180              1,260               856               771               346
                        ================  ================  =================  ================  ================  ================

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
------------------------------------------------------------------------------------------------------------------------------------

                                 Fidelity Variable                   Fidelity Variable                    Fidelity Variable
                              Insurance Products Fund             Insurance Products Fund              Insurance Products Fund
                                    Sub-Account                         Sub-Account                          Sub-Account
                        ----------------------------------- ------------------------------------ -----------------------------------
                                                                             VIP
                                   VIP Index 500                  Index 500 - Service Class           VIP Investment Grade Bond
                        ----------------------------------- ------------------------------------ -----------------------------------
                               2011              2010              2011               2010              2011              2010
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
INCREASE (DECREASE) IN
   NET ASSETS FROM
   OPERATIONS
Net investment income
   (loss)               $         10,158  $          8,195  $             709  $            450  $          7,834  $          7,668
Net realized gains
   (losses)                       11,404             6,546                951               369             6,952             2,952
Change in unrealized
   gains (losses)                (12,799)           42,547             (1,148)            2,266             1,535             3,642
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
Increase (decrease) in
   net assets from
   operations                      8,763            57,288                512             3,085            16,321            14,262
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
INCREASE (DECREASE) IN
   NET ASSETS FROM
   POLICY TRANSACTIONS
Deposits                         127,315           127,915             19,792            16,462            64,499            70,543
Benefit payments                       -                 -                  -                 -                 -                 -
Payments on termination           (8,968)          (19,228)            (1,116)             (446)          (19,118)           (8,114)
Loans - net                       (7,594)           (6,996)                 -                 -              (827)           (2,855)
Policy maintenance
   charge                        (69,872)          (77,622)            (7,935)           (6,505)          (31,968)          (34,682)
Transfers among the
   sub-accounts and
   with the Fixed
   Account - net                  13,272            17,298               (234)            2,557            (3,994)            8,273
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
Increase (decrease) in
   net assets from
   policy transactions            54,153            41,367             10,507            12,068             8,592            33,165
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
INCREASE (DECREASE) IN
   NET ASSETS                     62,916            98,655             11,019            15,153            24,913            47,427
NET ASSETS AT BEGINNING
   OF PERIOD                     446,242           347,587             26,496            11,343           219,226           171,799
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
NET ASSETS AT END OF
   PERIOD               $        509,158  $        446,242  $          37,515  $         26,496  $        244,139  $        219,226
                        ================  ================  =================  ================  ================  ================
UNITS OUTSTANDING
   Units outstanding at
      beginning of
      period                      31,399            28,131              2,797             1,376            15,177            12,757
      Units issued                 5,117             5,735              1,426             1,595             2,377             3,229
      Units redeemed              (1,405)           (2,467)              (339)             (174)           (1,742)             (809)
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
   Units outstanding at
      end of period               35,111            31,399              3,884             2,797            15,812            15,177
                        ================  ================  =================  ================  ================  ================

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
------------------------------------------------------------------------------------------------------------------------------------

                                 Fidelity Variable                   Fidelity Variable                    Fidelity Variable
                              Insurance Products Fund             Insurance Products Fund              Insurance Products Fund
                                    Sub-Account                         Sub-Account                          Sub-Account
                        ----------------------------------- ------------------------------------ -----------------------------------
                                        VIP
                                      Mid Cap                         VIP Money Market                       VIP Overseas
                        ----------------------------------- ------------------------------------ -----------------------------------
                              2011              2010               2011              2010              2011               2010
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
INCREASE (DECREASE) IN
   NET ASSETS FROM
   OPERATIONS
Net investment income
   (loss)               $             29  $             18  $             229  $            316  $          2,581  $          2,160
Net realized gains
   (losses)                          137                28                  -               124              (196)           (1,016)
Change in unrealized
   gains (losses)                 (1,230)              898                  -                 -           (33,406)           18,791
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
Increase (decrease) in
   net assets from
   operations                     (1,064)              944                229               440           (31,021)           19,935
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
INCREASE (DECREASE) IN
   NET ASSETS FROM
   POLICY TRANSACTIONS
Deposits                           8,670             4,291             61,254            67,437            47,984            51,796
Benefit payments                       -                 -                  -                 -                 -                 -
Payments on termination                -               (60)           (11,112)           (4,638)           (6,570)           (5,043)
Loans - net                            -                 -             (4,719)           (1,207)           (2,189)           (3,394)
Policy maintenance
   charge                         (3,634)           (2,116)           (29,838)          (31,702)          (24,532)          (27,468)
Transfers among the
   sub-accounts
   and with the Fixed
   Account - net                     613             1,492              4,437            36,570             6,182              (285)
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
Increase (decrease) in
   net assets from
   policy transactions             5,649             3,607             20,022            66,460            20,875            15,606
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
INCREASE (DECREASE) IN
   NET ASSETS                      4,585             4,551             20,251            66,900           (10,146)           35,541
NET ASSETS AT BEGINNING
   OF PERIOD                       5,714             1,163            199,699           132,799           168,343           132,802
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
NET ASSETS AT END OF
   PERIOD               $         10,299  $          5,714  $         219,950  $        199,699  $        158,197  $        168,343
                        ================  ================  =================  ================  ================  ================
UNITS OUTSTANDING
   Units outstanding at
      beginning of
      period                         499               131             14,188             9,352            10,187             9,091
      Units issued                   615               401              2,875             5,465             2,002             1,666
      Units redeemed                (107)              (33)            (1,269)             (629)             (631)             (570)
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
   Units outstanding at
      end of period                1,007               499             15,794            14,188            11,558            10,187
                        ================  ================  =================  ================  ================  ================

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                     Franklin
                                 Fidelity Variable                   Fidelity Variable               Templeton
                              Insurance Products Fund             Insurance Products Fund           Investments
                                    Sub-Account                         Sub-Account                 Sub-Account
                        ----------------------------------- ------------------------------------ -----------------
                                                                                                    VIP Global
                                        VIP                                 VIP                        Asset
                                    Real Estate                       Value Strategies              Allocation
                        ----------------------------------- ------------------------------------ -----------------
                              2011              2010               2011              2010            2010 (n)
                        ----------------- ----------------- ------------------ ----------------- -----------------
INCREASE (DECREASE) IN
   NET ASSETS FROM
   OPERATIONS
Net investment income
   (loss)               $            117  $             65  $              33  $             10  $             35
Net realized gains
   (losses)                           18               195                 84                16                (4)
Change in unrealized
   gains (losses)                    528               500               (314)              275                (8)
                        ----------------  -----------------  ----------------  ----------------  ----------------
Increase (decrease) in
   net assets from
   operations                        663               760               (197)              301                23
                        ----------------  -----------------  ----------------  ----------------  ----------------
INCREASE (DECREASE) IN
   NET ASSETS FROM
   POLICY TRANSACTIONS
Deposits                           6,921             2,211              2,681             1,198               371
Benefit payments                       -                 -                  -                 -                 -
Payments on termination                -              (390)                 -                 -                 -
Loans - net                            -                 -                  -                 -                 -
Policy maintenance
   charge                         (2,728)             (963)            (1,069)             (620)             (164)
Transfers among the
   sub-accounts and
   with the Fixed
   Account - net                      10             2,168               (493)            1,033              (466)
                        ----------------  -----------------  ----------------  ----------------  ----------------
Increase (decrease) in
   net assets from
   policy transactions             4,203             3,026              1,119             1,611              (259)
                        ----------------  -----------------  ----------------  ----------------  ----------------
INCREASE (DECREASE) IN
   NET ASSETS                      4,866             3,786                922             1,912              (236)
NET ASSETS AT BEGINNING
   OF PERIOD                       5,624             1,838              2,127               215               236
                        ----------------  -----------------  ----------------  ----------------  ----------------
NET ASSETS AT END OF
   PERIOD               $         10,490  $          5,624  $           3,049  $          2,127  $              -
                        ================  =================  ================  ================  ================
UNITS OUTSTANDING
   Units outstanding at
      beginning of
      period                         586               250                206                26                25
      Units issued                   435               409                202               200                50
      Units redeemed                 (12)              (73)               (84)              (20)              (75)
                        ----------------  -----------------  ----------------  ----------------  ----------------
   Units outstanding at
      end of period                1,009               586                324               206                 -
                        ================  =================  ================  ================  ================

(n)  For period beginning January 1, 2010, and ended April 23, 2010

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
------------------------------------------------------------------------------------------------------------------------------------

                                     Franklin                             Franklin                             Franklin
                               Templeton Investments               Templeton Investments                Templeton Investments
                                    Sub-Account                         Sub-Account                          Sub-Account
                        ----------------------------------- ------------------------------------ -----------------------------------
                                    VIP Global                            VIP High                               VIP
                                 Income Securities                   Income Securities                    Income Securities
                        ----------------------------------- ------------------------------------ -----------------------------------
                              2011              2010               2011              2010              2011               2010
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
INCREASE (DECREASE) IN
   NET ASSETS FROM
   OPERATIONS
Net investment income
   (loss)               $            238  $             22  $             583  $            103  $            207  $            124
Net realized gains
   (losses)                           38                45                 18                 3                47                 3
Change in unrealized
   gains (losses)                   (363)              166               (254)               90              (174)               78
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
Increase (decrease) in
   net assets from
   operations                        (87)              233                347               196                80               205
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
INCREASE (DECREASE) IN
   NET ASSETS FROM
   POLICY TRANSACTIONS
Deposits                           4,101             2,474             18,740             2,140             2,331             1,020
Benefit payments                       -                 -                  -                 -                 -                 -
Payments on termination              (95)              (54)                 -               (27)                -               (11)
Loans - net                            -                 -                  -                 -                 -                 -
Policy maintenance
   charge                         (1,617)             (978)            (7,854)           (1,025)             (780)             (479)
Transfers among the
   sub-accounts and
   with the Fixed
   Account - net                     278               177              1,134             1,344               190               880
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
Increase (decrease) in
   net assets from
   policy transactions             2,667             1,619             12,020             2,432             1,741             1,410
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
INCREASE (DECREASE) IN
   NET ASSETS                      2,580             1,852             12,367             2,628             1,821             1,615
NET ASSETS AT BEGINNING
   OF PERIOD                       2,857             1,005              3,078               450             2,365               750
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
NET ASSETS AT END OF
   PERIOD               $          5,437  $          2,857  $          15,445  $          3,078  $          4,186  $          2,365
                        ================  ================  =================  ================  ================  ================
UNITS OUTSTANDING
   Units outstanding at
      beginning of
      period                         207                83                251                42               221                79
      Units issued                   210               183              1,067               244               241               158
      Units redeemed                 (21)              (59)              (114)              (35)              (81)              (16)
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
   Units outstanding at
      end of period                  396               207              1,204               251               381               221
                        ================  ================  =================  ================  ================  ================

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
------------------------------------------------------------------------------------------------------------------------------------

                                     Franklin                             Franklin                             Franklin
                               Templeton Investments               Templeton Investments                Templeton Investments
                                    Sub-Account                         Sub-Account                          Sub-Account
                        ----------------------------------- ------------------------------------ -----------------------------------
                                 VIP Mutual Global                       VIP Mutual                           VIP Small
                             Discovery Securities (a)                Shares Securities                   Cap Value Securities
                        ----------------------------------- ------------------------------------ -----------------------------------
                              2011              2010               2011              2010              2011               2010
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
INCREASE (DECREASE) IN
   NET ASSETS FROM
   OPERATIONS
Net investment income
   (loss)               $             16  $              4  $              46  $             21  $            113  $             53
Net realized gains
   (losses)                           16                 -                 60                 8               305                45
Change in unrealized
   gains (losses)                    (52)               29               (102)              104              (862)            1,629
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
Increase (decrease) in
   net assets from
   operations                        (20)               33                  4               133              (444)            1,727
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
INCREASE (DECREASE) IN
   NET ASSETS FROM
   POLICY TRANSACTIONS
Deposits                             897               523              1,513               854             7,132             5,213
Benefit payments                       -                 -                  -                 -                 -                 -
Payments on termination                -                (2)              (323)               (3)             (306)              (29)
Loans - net                            -                 -                  -                 -                 -                 -
Policy maintenance
   charge                           (440)             (244)              (913)             (422)           (3,220)           (2,220)
Transfers among the
   sub-accounts and
   with the Fixed
   Account - net                      41                43                393               314             1,837             3,021
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
Increase (decrease) in
   net assets from
   policy transactions               498               320                670               743             5,443             5,985
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
INCREASE (DECREASE) IN
   NET ASSETS                        478               353                674               876             4,999             7,712
NET ASSETS AT BEGINNING
   OF PERIOD                         443                90              1,383               507            10,300             2,588
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
NET ASSETS AT END OF
   PERIOD               $            921  $            443  $           2,057  $          1,383  $         15,299  $         10,300
                        ================  ================  =================  ================  ================  ================
UNITS OUTSTANDING
   Units outstanding at
      beginning of
      period                          43                10                147                60               941               304
      Units issued                    49                34                139                96               769               699
      Units redeemed                  (1)               (1)               (64)               (9)             (261)              (62)
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
   Units outstanding at
      end of period                   91                43                222               147             1,449               941
                        ================  ================  =================  ================  ================  ================

(a)  Previously known as VIP Mutual Global Discovery Securities Class I

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
------------------------------------------------------------------------------------------------------------------------------------

                                     Franklin                             Franklin                             Franklin
                               Templeton Investments               Templeton Investments                Templeton Investments
                                    Sub-Account                         Sub-Account                          Sub-Account
                        ----------------------------------- ------------------------------------ -----------------------------------
                                   VIP Small-Mid                       VIP Strategic                             VIP
                               Cap Growth Securities                 Income Securities                     U.S. Government
                        ----------------------------------- ------------------------------------ -----------------------------------
                              2011              2010               2011              2010              2011               2010
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
INCREASE (DECREASE) IN
   NET ASSETS FROM
   OPERATIONS
Net investment income
   (loss)               $              -  $              -  $             142  $             40  $             78  $             39
Net realized gains
   (losses)                          205               103                 12                15                 7                 4
Change in unrealized
   gains (losses)                   (433)              804               (102)               49                55                12
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
Increase (decrease) in
   net assets from
   operations                       (228)              907                 52               104               140                55
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
INCREASE (DECREASE) IN
   NET ASSETS FROM
   POLICY TRANSACTIONS
Deposits                           3,249             2,854              1,998               981             1,961             2,064
Benefit payments                       -                 -                  -                 -                 -                 -
Payments on termination             (466)              (16)               (64)              (54)              (99)              (11)
Loans - net                            -                 -                  -                 -                 -                 -
Policy maintenance
   charge                         (1,774)           (1,544)              (819)             (406)           (1,117)             (970)
Transfers among the
   sub-accounts and
   with the Fixed
   Account - net                     370               395                174               533                48               135
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
Increase (decrease) in
   net assets from
   policy transactions             1,379             1,689              1,289             1,054               793             1,218
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
INCREASE (DECREASE) IN
   NET ASSETS                      1,151             2,596              1,341             1,158               933             1,273
NET ASSETS AT BEGINNING
   OF PERIOD                       4,481             1,885              1,676               518             1,866               593
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
NET ASSETS AT END OF
   PERIOD               $          5,632  $          4,481  $           3,017  $          1,676  $          2,799  $          1,866
                        ================  ================  =================  ================  ================  ================
UNITS OUTSTANDING
   Units outstanding at
      beginning of
      period                         399               215                137                47               163                55
      Units issued                   196               243                148               113               115               133
      Units redeemed                 (69)              (59)               (44)              (23)              (47)              (25)
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
   Units outstanding at
      end of period                  526               399                241               137               231               163
                        ================  ================  =================  ================  ================  ================

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
------------------------------------------------------------------------------------------------------------------------------------

                                   Ibbotson Fund                       Ibbotson Fund                        Ibbotson Fund
                                    Sub-Account                         Sub-Account                          Sub-Account
                        ----------------------------------- ------------------------------------ -----------------------------------
                                 Aggressive Growth                      Balanced ETF                       Conservative ETF
                               ETF Asset Allocation                   Asset Allocation                     Asset Allocation
                        ----------------------------------- ------------------------------------ -----------------------------------
                              2011              2010               2011              2010              2011               2010
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
INCREASE (DECREASE) IN
   NET ASSETS FROM
   OPERATIONS
Net investment income
   (loss)               $            518  $            134  $             511  $            246  $            152  $            181
Net realized gains
   (losses)                        1,367               971              2,776             1,480               771               130
Change in unrealized
   gains (losses)                 (4,113)            2,931             (3,770)            1,412              (414)              329
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
Increase (decrease) in
   net assets from
   operations                     (2,228)            4,036               (483)            3,138               509               640
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
INCREASE (DECREASE) IN
   NET ASSETS FROM
   POLICY TRANSACTIONS
Deposits                          33,617            20,716             35,907            16,484            10,179            11,379
Benefit payments                       -                 -                  -                 -                 -                 -
Payments on termination          (10,420)           (5,009)           (12,590)           (5,848)           (5,912)             (182)
Loans - net                            -                 -                  -                 -                 -                 -
Policy maintenance
   charge                        (16,388)          (12,245)           (18,116)          (12,692)           (5,339)           (4,829)
Transfers among the
   sub-accounts and
   with the Fixed
   Account - net                   7,671             2,482              6,384             5,080            (2,716)            2,591
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
Increase (decrease) in
   net assets from
   policy transactions            14,480             5,944             11,585             3,024            (3,788)            8,959
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
INCREASE (DECREASE) IN
   NET ASSETS                     12,252             9,980             11,102             6,162            (3,279)            9,599
NET ASSETS AT BEGINNING
   OF PERIOD                      32,135            22,155             33,442            27,280            14,617             5,018
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
NET ASSETS AT END OF
   PERIOD               $         44,387  $         32,135  $          44,544  $         33,442  $         11,338  $         14,617
                        ================  ================  =================  ================  ================  ================
UNITS OUTSTANDING
   Units outstanding at
      beginning of
      period                       3,060             2,385              3,259             2,973             1,334               496
      Units issued                 2,890             1,704              2,446             1,574               809             1,148
      Units redeemed              (1,128)           (1,029)            (1,341)           (1,288)           (1,128)             (310)
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
   Units outstanding at
      end of period                4,822             3,060              4,364             3,259             1,015             1,334
                        ================  ================  =================  ================  ================  ================

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
------------------------------------------------------------------------------------------------------------------------------------

                                   Ibbotson Fund                       Ibbotson Fund                        Invesco Funds
                                    Sub-Account                         Sub-Account                          Sub-Account
                        ----------------------------------- ------------------------------------ -----------------------------------
                                    Growth ETF                       Income and Growth
                                 Asset Allocation                   ETF Asset Allocation                Invesco LIT Government
                        ----------------------------------- ------------------------------------ -----------------------------------
                              2011              2010               2011              2010            2011 (b)             2010
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
INCREASE (DECREASE) IN
   NET ASSETS FROM
   OPERATIONS
Net investment income
   (loss)               $          1,178  $            517  $             231  $             91  $          1,225  $             48
Net realized gains
   (losses)                        2,995            13,581                547               242              (442)                1
Change in unrealized
   gains (losses)                 (8,193)             (743)              (680)              737              (485)            1,202
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
Increase (decrease) in
   net assets from
   operations                     (4,020)           13,355                 98             1,070               298             1,251
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
INCREASE (DECREASE) IN
   NET ASSETS FROM
   POLICY TRANSACTIONS
Deposits                          51,487            35,978             14,978            14,496             3,368            10,602
Benefit payments                       -                 -                  -                 -                 -                 -
Payments on termination          (11,470)          (56,415)            (1,238)           (2,331)             (804)           (1,499)
Loans - net                            -                 -                  -                 -            (1,602)             (362)
Policy maintenance
   charge                        (24,202)          (31,352)            (7,701)           (7,496)           (2,346)           (7,763)
Transfers among the
   sub-accounts and
   with the Fixed
   Account - net                   5,066             3,495              4,347               134           (26,566)            1,897
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
Increase (decrease) in
   net assets from
   policy transactions            20,881           (48,294)            10,386             4,803           (27,950)            2,875
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
INCREASE (DECREASE) IN
   NET ASSETS                     16,861           (34,939)            10,484             5,873           (27,652)            4,126
NET ASSETS AT BEGINNING
   OF PERIOD                      75,001           109,940             12,612             6,739            27,652            23,526
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
NET ASSETS AT END OF
   PERIOD               $         91,862  $         75,001  $          23,096  $         12,612  $              -  $         27,652
                        ================  ================  =================  ================  ================  ================
UNITS OUTSTANDING
   Units outstanding at
      beginning of
      period                       6,959            12,089              1,196               697             2,145             1,918
      Units issued                 3,586             2,594              1,176               830               145               460
      Units redeemed              (1,274)           (7,724)              (211)             (331)           (2,290)             (233)
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
   Units outstanding at
      end of period                9,271             6,959              2,161             1,196                 -             2,145
                        ================  ================  =================  ================  ================  ================

(b)  For period beginning January 1, 2011, and ended April 29, 2011

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
------------------------------------------------------------------------------------------------------------------------------------

                                   Invesco Funds                       Invesco Funds                        Invesco Funds
                                    Sub-Account                         Sub-Account                          Sub-Account
                        ----------------------------------- ------------------------------------ -----------------------------------
                                      Invesco                             Invesco                      Invesco UIF U.S. Small
                               LIT Growth and Income               UIF High Yield Class I             Mid Cap Value Class I (c)
                        ----------------------------------- ------------------------------------ -----------------------------------
                              2011              2010             2011 (b)            2010              2011              2010
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
INCREASE (DECREASE) IN
   NET ASSETS FROM
   OPERATIONS
Net investment income
   (loss)               $          1,720  $            106  $           3,133  $          2,363  $              9  $              4
Net realized gains
   (losses)                          564              (680)            (2,101)              (59)               35                48
Change in unrealized
   gains (losses)                 (4,562)           14,128                374               468               (24)               65
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
Increase (decrease) in
   net assets from
   operations                     (2,278)           13,554              1,406             2,772                20               117
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
INCREASE (DECREASE) IN
   NET ASSETS FROM
   POLICY TRANSACTIONS
Deposits                          35,501            31,618              1,664             5,037             1,290               778
Benefit payments                    (274)                -                  -                 -                 -                 -
Payments on termination           (8,930)           (6,599)              (498)             (433)              (23)              (92)
Loans - net                        1,453            (2,904)                 -               (33)                -                 -
Policy maintenance
   charge                        (16,667)          (16,012)              (955)           (3,039)             (668)             (368)
Transfers among the
   sub-accounts and
   with the Fixed
   Account - net                   1,388               843            (27,990)              401                40                51
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
Increase (decrease) in
   net assets from
   policy transactions            12,471             6,946            (27,779)            1,933               639               369
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
INCREASE (DECREASE) IN
   NET ASSETS                     10,193            20,500            (26,373)            4,705               659               486
NET ASSETS AT BEGINNING
   OF PERIOD                     123,362           102,862             26,373            21,668               782               296
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
NET ASSETS AT END OF
   PERIOD               $        133,555  $        123,362  $               -  $         26,373  $          1,441  $            782
                        ================  ================  =================  ================  ================  ================
UNITS OUTSTANDING
   Units outstanding at
      beginning of
      period                       6,504             6,027              1,419             1,307                76                35
      Units issued                 1,442             1,134                 64               177                95                81
      Units redeemed                (593)             (657)            (1,483)              (65)              (34)              (40)
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
   Units outstanding at
      end of period                7,353             6,504                  -             1,419               137                76
                        ================  ================  =================  ================  ================  ================

(b)  For period beginning January 1, 2011, and ended April 29, 2011
(c)  Previously known as Invesco UIF U.S. Mid Cap Value Class I

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
------------------------------------------------------------------------------------------------------------------------------------

                                   Invesco Funds                       Invesco Funds                        Invesco Funds
                                    Sub-Account                         Sub-Account                          Sub-Account
                        ----------------------------------- ------------------------------------ -----------------------------------
                                                                        Invesco V.I.
                             Invesco V.I. Basic Value               Capital Appreciation              Invesco V.I. Core Equity
                        ----------------------------------- ------------------------------------ -----------------------------------
                              2011              2010               2011              2010              2011              2010
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
INCREASE (DECREASE) IN
   NET ASSETS FROM
   OPERATIONS
Net investment income
   (loss)               $            554  $            334  $             250  $          1,052  $            118  $            104
Net realized gains
   (losses)                       (1,280)           (1,606)             1,060            (1,351)              233               230
Change in unrealized
   gains (losses)                   (965)            5,545            (13,755)           20,910              (366)              755
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
Increase (decrease) in
   net assets from
   operations                     (1,691)            4,273            (12,445)           20,611               (15)            1,089
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
INCREASE (DECREASE) IN
   NET ASSETS FROM
   POLICY TRANSACTIONS
Deposits                          15,547            16,303             36,938            40,759             4,180             4,359
Benefit payments                       -                 -                  -                 -                 -                 -
Payments on termination           (2,661)           (1,798)            (7,473)           (8,941)             (215)             (997)
Loans - net                         (702)             (662)            (4,913)           (2,595)             (539)             (551)
Policy maintenance
   charge                         (9,318)          (10,500)           (19,107)          (21,235)           (2,000)           (2,052)
Transfers among the
   sub-accounts and
   with the Fixed
   Account - net                     180               255              1,666              (693)             (966)              664
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
Increase (decrease) in
   net assets from
   policy transactions             3,046             3,598              7,111             7,295               460             1,423
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
INCREASE (DECREASE) IN
   NET ASSETS                      1,355             7,871             (5,334)           27,906               445             2,512
NET ASSETS AT BEGINNING
   OF PERIOD                      59,500            51,629            157,302           129,396            11,691             9,179
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
NET ASSETS AT END OF
   PERIOD               $         60,855  $         59,500  $         151,968  $        157,302  $         12,136  $         11,691
                        ================  ================  =================  ================  ================  ================
UNITS OUTSTANDING
   Units outstanding at
      beginning of
      period                       5,854             5,453             13,838            13,146             1,009               868
      Units issued                   990               920              2,197             2,306               174               356
      Units redeemed                (669)             (519)            (1,519)           (1,614)             (135)             (215)
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
   Units outstanding at
      end of period                6,175             5,854             14,516            13,838             1,048             1,009
                        ================  ================  =================  ================  ================  ================

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                               Invesco
                          Invesco Funds     Invesco Funds              Invesco Funds                      Funds (Class II)
                           Sub-Account       Sub-Account                Sub-Account                          Sub-Account
                        ----------------------------------- ------------------------------------ -----------------------------------
                          Invesco V.I.
                           Government       Invesco V.I.                Invesco V.I.                     Invesco LIT Mid Cap
                           Securities        High Yield             Mid Cap Core Equity                   Growth (Class II)
                        ----------------------------------- ------------------------------------ -----------------------------------
                            2011 (d)          2011 (d)             2011              2010              2011              2010
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
INCREASE (DECREASE) IN
   NET ASSETS FROM
   OPERATIONS
Net investment income
   (loss)               $              -  $              -  $             208  $            403  $              -  $              -
Net realized gains
   (losses)                          178               (23)               763              (529)            1,573             1,384
Change in unrealized
   gains (losses)                  1,712            (1,007)            (5,427)            9,685           (16,133)           32,282
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
Increase (decrease) in
   net assets from
   operations                      1,890            (1,030)            (4,456)            9,559           (14,560)           33,666
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
INCREASE (DECREASE) IN
   NET ASSETS FROM
   POLICY TRANSACTIONS
Deposits                           6,892             3,202             16,021            16,119            11,783            11,840
Benefit payments                       -                 -                  -                 -                 -                 -
Payments on termination           (2,465)              (34)           (17,104)           (1,438)           (1,472)           (1,338)
Loans - net                         (107)              (33)              (350)             (632)             (605)           (1,211)
Policy maintenance
   charge                         (5,167)           (1,930)            (8,874)          (10,375)           (6,316)           (7,010)
Transfers among the
   sub-accounts and
   with the Fixed
   Account - net                  27,705            28,708                425            (1,960)           (3,085)           (4,869)
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
Increase (decrease) in
   net assets from
   policy transactions            26,858            29,913             (9,882)            1,714               305            (2,588)
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
INCREASE (DECREASE) IN
   NET ASSETS                     28,748            28,883            (14,338)           11,273           (14,255)           31,078
NET ASSETS AT BEGINNING
   OF PERIOD                           -                 -             78,574            67,301           156,652           125,574
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
NET ASSETS AT END OF
   PERIOD               $         28,748  $         28,883  $          64,236  $         78,574  $        142,397  $        156,652
                        ================  ================  =================  ================  ================  ================
UNITS OUTSTANDING
   Units outstanding at
      beginning of
      period                           -                 -              5,158             5,041             9,599             9,793
      Units issued                 3,026             3,058                572               624               392               579
      Units redeemed                (335)              (61)            (1,227)             (507)             (364)             (773)
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
   Units outstanding at
      end of period                2,691             2,997              4,503             5,158             9,627             9,599
                        ================  ================  =================  ================  ================  ================

(d)  For period beginning April 29, 2011, and ended December 31, 2011

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
------------------------------------------------------------------------------------------------------------------------------------

                                Janus Aspen Series                   Janus Aspen Series                  Janus Aspen Series
                                    Sub-Account                         Sub-Account                          Sub-Account
                        ----------------------------------- ------------------------------------ -----------------------------------
                                     Balanced                            Enterprise                         Flexible Bond
                        ----------------------------------- ------------------------------------ -----------------------------------
                              2011              2010               2011              2010              2011              2010
                        ----------------------------------- ------------------------------------ -----------------------------------
INCREASE (DECREASE) IN
   NET ASSETS FROM
   OPERATIONS
Net investment income
   (loss)               $            211  $            143  $               -  $              -  $            105  $             44
Net realized gains
   (losses)                          554                22                  8                 -               144                34
Change in unrealized
   gains (losses)                   (577)              253               (112)              380               (91)              (10)
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
Increase (decrease) in
   net assets from
   operations                        188               418               (104)              380               158                68
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
INCREASE (DECREASE) IN
   NET ASSETS FROM
   POLICY TRANSACTIONS
Deposits                           8,595             7,296              3,373               518             2,403             1,692
Benefit payments                       -                 -                  -                 -                 -                 -
Payments on termination           (1,463)              (43)                 -                 -               (38)                -
Loans - net                            -                 -                  -                 -                 -                 -
Policy maintenance
   charge                         (4,900)           (3,331)              (823)             (113)           (1,233)             (735)
Transfers among the
   sub-accounts and
   with the Fixed
   Account - net                     361               941                 55             3,036               235              (189)
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
Increase (decrease) in
   net assets from
   policy transactions             2,593             4,863              2,605             3,441             1,367               768
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
INCREASE (DECREASE) IN
   NET ASSETS                      2,781             5,281              2,501             3,821             1,525               836
NET ASSETS AT BEGINNING
   OF PERIOD                       7,023             1,742              3,821                 -             1,591               755
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
NET ASSETS AT END OF
   PERIOD               $          9,804  $          7,023  $           6,322  $          3,821  $          3,116  $          1,591
                        ================  ================  =================  ================  ================  ================
UNITS OUTSTANDING
   Units outstanding at
      beginning of
      period                         618               166                377                 -               126                65
      Units issued                   468               524                267               377               115               108
      Units redeemed                (238)              (72)               (11)                -               (10)              (47)
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
   Units outstanding at
      end of period                  848               618                633               377               231               126
                        ================  ================  =================  ================  ================  ================

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
------------------------------------------------------------------------------------------------------------------

                                                               Janus Aspen
                                Janus Aspen Series                Series               Janus Aspen Series
                                    Sub-Account                Sub-Account                 Sub-Account
                        ----------------------------------- ------------------ -----------------------------------
                                                                  Global
                                                                   Life
                                  Forty Portfolio                Sciences               Global Technology
                        ----------------------------------- ------------------ -----------------------------------
                              2011              2010             2010 (o)            2011              2010
                        ----------------- ----------------- ------------------ ----------------- -----------------
INCREASE (DECREASE) IN
   NET ASSETS FROM
   OPERATIONS
Net investment income
   (loss)               $            149  $            114  $               2  $              -  $              -
Net realized gains
   (losses)                          138               312                 41                31                89
Change in unrealized
   gains (losses)                 (2,946)            1,923                (29)             (642)              458
                        ----------------  -----------------  ----------------  ----------------  ----------------
Increase (decrease) in
   net assets from
   operations                     (2,659)            2,349                 14              (611)              547
                        ----------------  -----------------  ----------------  ----------------  ----------------
INCREASE (DECREASE) IN
   NET ASSETS FROM
   POLICY TRANSACTIONS
Deposits                          12,193            13,413                400             3,084             1,772
Benefit payments                       -                 -                  -                 -                 -
Payments on termination             (221)           (1,918)                 -               (38)             (324)
Loans - net                            -                 -                  -                 -                 -
Policy maintenance
   charge                         (6,734)           (6,671)              (209)           (1,677)             (933)
Transfers among the
   sub-accounts
   and with the Fixed
   Account - net                   1,227               326               (752)            2,200             1,500
                        ----------------  -----------------  ----------------  ----------------  ----------------
Increase (decrease) in
   net assets from
   policy transactions             6,465             5,150               (561)            3,569             2,015
                        ----------------  -----------------  ----------------  ----------------  ----------------
INCREASE (DECREASE) IN
   NET ASSETS                      3,806             7,499               (547)            2,958             2,562
NET ASSETS AT BEGINNING
   OF PERIOD                      35,416            27,917                547             3,589             1,027
                        ----------------  -----------------  ----------------  ----------------  ----------------
NET ASSETS AT END OF
   PERIOD               $         39,222  $         35,416   $              -  $          6,547  $          3,589
                        ================  =================  ================  ================  ================
UNITS OUTSTANDING
   Units outstanding at
      beginning of
      period                       2,103             1,764                 58               306               109
      Units issued                   545               559                 31               354               269
      Units redeemed                (108)             (220)               (89)              (48)              (72)
                        ----------------  -----------------  ----------------  ----------------  ----------------
   Units outstanding at
      end of period                2,540             2,103                  -               612               306
                        ================  =================  ================  ================  ================

(o)  For period beginning January 1, 2010, and ended April 30, 2010

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
------------------------------------------------------------------------------------------------------------------

                                                                                                    Janus Aspen
                                Janus Aspen Series                   Janus Aspen Series               Series
                                    Sub-Account                         Sub-Account                 Sub-Account
                        ----------------------------------- ------------------------------------ -----------------
                                                                                                     Research
                                        Mid                                                            Core
                                     Cap Value                            Overseas                   Portfolio
                        ----------------------------------- ------------------------------------ -----------------
                              2011              2010               2011              2010            2010 (o)
                        ----------------- ----------------- ------------------ ----------------- -----------------
INCREASE (DECREASE) IN
   NET ASSETS FROM
   OPERATIONS
Net investment income
   (loss)               $             10  $              3  $              58  $             52  $              1
Net realized gains
   (losses)                           11                 4                123                89                 3
Change in unrealized
   gains (losses)                    (59)               51             (5,246)            1,469                (1)
                        ----------------  -----------------  ----------------  ----------------  ----------------
Increase (decrease) in
   net assets from
   operations                        (38)               58             (5,065)            1,610                 3
                        ----------------  -----------------  ----------------  ----------------  ----------------
INCREASE (DECREASE) IN
   NET ASSETS FROM
   POLICY TRANSACTIONS
Deposits                           1,746               592              7,710             6,523                37
Benefit payments                       -                 -                  -                 -                 -
Payments on termination             (182)              (72)              (676)               (1)                -
Loans - net                            -                 -                  -                 -                 -
Policy maintenance
   charge                           (680)             (255)            (3,332)           (2,415)              (19)
Transfers among the
   sub-accounts and
   with the Fixed
   Account - net                     101                91              2,208             3,172               (44)
                        ----------------  -----------------  ----------------  ----------------  ----------------
Increase (decrease) in
   net assets from
   policy transactions               985               356              5,910             7,279               (26)
                        ----------------  -----------------  ----------------  ----------------  ----------------
INCREASE (DECREASE) IN
   NET ASSETS                        947               414                845             8,889               (23)
NET ASSETS AT BEGINNING
   OF PERIOD                         517               103             12,179             3,290                23
                        ----------------  -----------------  ----------------  ----------------  ----------------
NET ASSETS AT END OF
   PERIOD               $          1,464  $            517  $          13,024  $         12,179  $              -
                        ================  =================  ================  ================  ================
UNITS OUTSTANDING
   Units outstanding at
      beginning of
      period                          47                11              1,156               391                 3
      Units issued                   114                48                795               809                 4
      Units redeemed                 (25)              (12)              (130)              (44)               (7)
                        ----------------  -----------------  ----------------  ----------------  ----------------
   Units outstanding at
      end of period                  136                47              1,821             1,156                 -
                        ================  =================  ================  ================  ================

(o)  For period beginning January 1, 2010, and ended April 30, 2010

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
------------------------------------------------------------------------------------------------------------------------------------

                                    Janus Aspen                         Janus Aspen                          Janus Aspen
                              Series (Service Shares)             Series (Service Shares)              Series (Service Shares)
                                    Sub-Account                         Sub-Account                          Sub-Account
                        ----------------------------------- ------------------------------------ -----------------------------------
                                                                          Mid Cap
                             Balanced (Service Shares)             Value (Service Shares)             Overseas (Service Shares)
                        ----------------------------------- ------------------------------------ -----------------------------------
                              2011              2010               2011              2010              2011              2010
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
INCREASE (DECREASE) IN
   NET ASSETS FROM
   OPERATIONS
Net investment income
   (loss)               $          3,911  $          3,893  $             494  $            396  $            280  $            379
Net realized gains
   (losses)                        9,283               456              1,485                81             1,067               768
Change in unrealized
   gains (losses)                (11,046)            7,584             (4,218)           10,958           (28,376)           15,078
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
Increase (decrease) in
   net assets from
   operations                      2,148            11,933             (2,239)           11,435           (27,029)           16,225
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
INCREASE (DECREASE) IN
   NET ASSETS FROM
   POLICY TRANSACTIONS
Deposits                          44,303            44,489             19,961            21,647            19,164            22,196
Benefit payments                       -                 -                  -                 -                 -                 -
Payments on termination           (8,307)           (6,181)            (8,793)           (1,608)           (4,565)           (6,580)
Loans - net                        1,436            (1,828)              (766)             (257)             (359)           (7,052)
Policy maintenance
   charge                        (23,954)          (25,776)           (10,903)          (12,131)          (11,856)          (13,785)
Transfers among the
   sub-accounts and
   with the Fixed
   Account - net                   1,030            (2,801)            (1,801)           (1,162)            5,946             3,482
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
Increase (decrease) in
   net assets from
   policy transactions            14,508             7,903             (2,302)            6,489             8,330            (1,739)
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
INCREASE (DECREASE) IN
   NET ASSETS                     16,656            19,836             (4,541)           17,924           (18,699)           14,486
NET ASSETS AT BEGINNING
   OF PERIOD                     164,027           144,191             86,590            68,666            78,950            64,464
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
NET ASSETS AT END OF
   PERIOD               $        180,683  $        164,027  $          82,049  $         86,590  $         60,251  $         78,950
                        ================  ================  =================  ================  ================  ================
UNITS OUTSTANDING
   Units outstanding at
      beginning of
      period                       8,688             8,258              5,049             4,618             7,492             7,648
      Units issued                 1,214             1,197                654               766             1,566             1,542
      Units redeemed                (459)             (767)              (772)             (335)             (606)           (1,698)
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
   Units outstanding at
      end of period                9,443             8,688              4,931             5,049             8,452             7,492
                        ================  ================  =================  ================  ================  ================

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
------------------------------------------------------------------------------------------------------------------

                           Janus Aspen
                             Series                   Janus Aspen                            Lazard
                        (Service Shares)        Series (Service Shares)              Retirement Series, Inc.
                           Sub-Account                Sub-Account                          Sub-Account
                        ----------------- ------------------------------------ -----------------------------------
                          Risk-Managed
                              Core                                                          Emerging
                        (Service Shares)       Worldwide (Service Shares)                Markets Equity
                        ----------------- ------------------------------------ -----------------------------------
                            2010 (o)            2011               2010              2011              2010
                        ----------------- ----------------- ------------------ ----------------- -----------------
INCREASE (DECREASE) IN
   NET ASSETS FROM
   OPERATIONS
Net investment income
   (loss)               $             75  $            165  $             160  $            474  $            345
Net realized gains
   (losses)                           59               992                 28             1,317               253
Change in unrealized
   gains (losses)                    140            (5,820)             4,734            (6,626)            5,313
                        ----------------  -----------------  ----------------  ----------------  ----------------
Increase (decrease) in
   net assets from
   operations                        274            (4,663)             4,922            (4,835)            5,911
                        ----------------  -----------------  ----------------  ----------------  ----------------
INCREASE (DECREASE) IN
   NET ASSETS FROM
   POLICY TRANSACTIONS
Deposits                             806             6,874              7,662             3,156             3,878
Benefit payments                       -                 -                  -                 -                 -
Payments on termination                -            (7,385)              (870)           (6,303)           (1,322)
Loans - net                            -              (341)               (62)             (430)               (4)
Policy maintenance
   charge                           (277)           (3,042)            (3,283)           (1,990)           (2,234)
Transfers among the
   sub-accounts and
   with the Fixed
   Account - net                  (4,123)              952                (83)              287              (365)
                        ----------------  -----------------  ----------------  ----------------  ----------------
Increase (decrease) in
   net assets from
   policy transactions            (3,594)           (2,942)             3,364            (5,280)              (47)
                        ----------------  -----------------  ----------------  ----------------  ----------------
INCREASE (DECREASE) IN
   NET ASSETS                     (3,320)           (7,605)             8,286           (10,115)            5,864
NET ASSETS AT BEGINNING
   OF PERIOD                       3,320            38,125             29,839            31,789            25,925
                        ----------------  -----------------  ----------------  ----------------  ----------------
NET ASSETS AT END OF
   PERIOD               $              -  $         30,520  $          38,125  $         21,674  $         31,789
                        ================  =================  ================  ================  ================
UNITS OUTSTANDING
   Units outstanding at
      beginning of
      period                         284             2,273              2,055               576               577
      Units issued                    56               332                308                49                49
      Units redeemed                (340)             (490)               (90)             (145)              (50)
                        ----------------  -----------------  ----------------  ----------------  ----------------
   Units outstanding at
      end of period                    -             2,115              2,273               480               576
                        ================  =================  ================  ================  ================

(o)  For period beginning January 1, 2010, and ended April 30, 2010

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
------------------------------------------------------------------------------------------------------------------------------------

                                Legg Mason Partners                 Legg Mason Partners                  Legg Mason Partners
                            Variable Portfolios I, Inc.         Variable Portfolios I, Inc.          Variable Portfolios I, Inc.
                                    Sub-Account                         Sub-Account                          Sub-Account
                        ----------------------------------- ------------------------------------ -----------------------------------
                          Legg Mason ClearBridge Variable                                             Legg Mason Western Assets
                             Fundamental All Cap Value        Legg Mason ClearBridge Variable                  Variable
                                    Class I (e)                 Large Cap Value Class I (f)            Global High Yield Bond
                        ----------------------------------- ------------------------------------ -----------------------------------
                              2011              2010               2011              2010              2011              2010
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
INCREASE (DECREASE) IN
   NET ASSETS FROM
   OPERATIONS
Net investment income
   (loss)               $          1,059  $          1,275  $             337  $            339  $          6,486  $          6,454
Net realized gains
   (losses)                         (285)             (272)                (3)              (66)              (99)              (27)
Change in unrealized
   gains (losses)                 (5,737)           10,638                361               803            (5,159)            3,261
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
Increase (decrease) in
   net assets from
   operations                     (4,963)           11,641                695             1,076             1,228             9,688
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
INCREASE (DECREASE) IN
   NET ASSETS FROM
   POLICY TRANSACTIONS
Deposits                          16,416            18,541              3,539             3,204            17,145            18,314
Benefit payments                       -                 -                  -                 -                 -                 -
Payments on termination           (8,321)             (996)               (49)                -            (3,840)           (1,138)
Loans - net                       (2,919)             (158)               107               116            (1,414)             (955)
Policy maintenance
   charge                         (9,887)          (10,443)            (1,441)           (1,399)          (11,100)          (12,244)
Transfers among the
   sub-accounts and
   with the Fixed
   Account - net                   1,451               621               (321)             (260)            1,343             1,106
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
Increase (decrease) in
   net assets from
   policy transactions            (3,260)            7,565              1,835             1,661             2,134             5,083
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
INCREASE (DECREASE) IN
   NET ASSETS                     (8,223)           19,206              2,530             2,737             3,362            14,771
NET ASSETS AT BEGINNING
   OF PERIOD                      81,867            62,661             12,738            10,001            77,088            62,317
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
NET ASSETS AT END OF
   PERIOD               $         73,644  $         81,867  $          15,268  $         12,738  $         80,450  $         77,088
                        ================  ================  =================  ================  ================  ================
UNITS OUTSTANDING
   Units outstanding at
      beginning of
      period                       8,916             7,958              1,005               863             4,915             4,566
      Units issued                 1,005             1,341                188               175               568               650
      Units redeemed              (1,369)             (383)               (46)              (33)             (440)             (301)
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
   Units outstanding at
      end of period                8,552             8,916              1,147             1,005             5,043             4,915
                        ================  ================  =================  ================  ================  ================

(e)  Previously known as Legg Mason ClearBridge Variable Value Class I
(f)  Previously known as Legg Mason ClearBridge Variable Investors Class I

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
------------------------------------------------------------------------------------------------------------------------------------

                                   MFS Variable                         MFS Variable                        MFS Variable
                                  Insurance Trust                     Insurance Trust                      Insurance Trust
                                    Sub-Account                         Sub-Account                          Sub-Account
                        ----------------------------------- ------------------------------------ -----------------------------------
                                                                       MFS Investors
                                  MFS High Income                       Growth Stock                     MFS Investors Trust
                        ----------------------------------- ------------------------------------ -----------------------------------
                              2011              2010               2011              2010              2011              2010
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
INCREASE (DECREASE) IN
   NET ASSETS FROM
   OPERATIONS
Net investment income
   (loss)               $          5,753  $          3,527  $             150  $             91  $             68  $             69
Net realized gains
   (losses)                          126                19                267                72               130                10
Change in unrealized
   gains (losses)                 (3,462)            3,348               (271)            2,665              (335)              614
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
Increase (decrease) in
   net assets from
   operations                      2,417             6,894                146             2,828              (137)              693
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
INCREASE (DECREASE) IN
   NET ASSETS FROM
   POLICY TRANSACTIONS
Deposits                          18,906            19,377              7,887             8,565             1,988             2,509
Benefit payments                       -                 -                  -                 -                 -                 -
Payments on termination           (1,934)             (673)              (847)             (884)                -               (27)
Loans - net                         (124)             (214)              (487)             (201)             (716)                -
Policy maintenance
   charge                        (11,006)          (11,531)            (4,041)           (4,315)           (1,038)           (1,127)
Transfers among the
   sub-accounts and
   with the Fixed
   Account - net                    (415)             (124)               183               141                24               (11)
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
Increase (decrease) in
   net assets from
   policy transactions             5,427             6,835              2,695             3,306               258             1,344
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
INCREASE (DECREASE) IN
   NET ASSETS                      7,844            13,729              2,841             6,134               121             2,037
NET ASSETS AT BEGINNING
   OF PERIOD                      57,494            43,765             25,551            19,417             7,141             5,104
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
NET ASSETS AT END OF
   PERIOD               $         65,338  $         57,494  $          28,392  $         25,551  $          7,262  $          7,141
                        ================  ================  =================  ================  ================  ================
UNITS OUTSTANDING
   Units outstanding at
      beginning of
      period                       3,868             3,378              1,874             1,601               523               415
      Units issued                   574               657                348               429               114               154
      Units redeemed                (220)             (167)              (152)             (156)              (94)              (46)
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
   Units outstanding at
      end of period                4,222             3,868              2,070             1,874               543               523
                        ================  ================  =================  ================  ================  ================

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
------------------------------------------------------------------------------------------------------------------------------------

                                    MFS Variable                        MFS Variable                         MFS Variable
                                  Insurance Trust                     Insurance Trust                      Insurance Trust
                                    Sub-Account                         Sub-Account                          Sub-Account
                        ----------------------------------- ------------------------------------ -----------------------------------
                                 MFS New Discovery                    MFS Total Return                      MFS Utilities
                        ----------------------------------- ------------------------------------ -----------------------------------
                              2011              2010               2011              2010              2011              2010
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
INCREASE (DECREASE) IN
   NET ASSETS FROM
   OPERATIONS
Net investment income
   (loss)               $              -  $              -  $           1,666  $          1,286  $          2,383  $          1,410
Net realized gains
   (losses)                       35,779             2,766                 40              (115)              605              (193)
Change in unrealized
   gains (losses)                (57,661)           58,931               (690)            3,722             1,734             7,447
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
Increase (decrease) in
   net assets from
   operations                    (21,882)           61,697              1,016             4,893             4,722             8,664
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
INCREASE (DECREASE) IN
   NET ASSETS FROM
   POLICY TRANSACTIONS
Deposits                          22,212            23,586             18,988            19,218             9,934            10,323
Benefit payments                       -                 -                  -                 -                 -                 -
Payments on termination           (8,063)           (1,304)            (2,372)             (503)              (80)           (1,995)
Loans - net                       (3,449)             (216)            (1,010)               (7)             (394)           (1,829)
Policy maintenance
   charge                        (13,593)          (13,512)            (9,169)           (9,553)           (8,939)           (6,103)
Transfers among the
   sub-accounts and
   with the Fixed
   Account - net                  (9,453)          (12,012)              (392)              791              (644)           19,204
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
Increase (decrease) in
   net assets from
   policy transactions           (12,346)           (3,458)             6,045             9,946              (123)           19,600
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
INCREASE (DECREASE) IN
   NET ASSETS                    (34,228)           58,239              7,061            14,839             4,599            28,264
NET ASSETS AT BEGINNING
   OF PERIOD                     231,702           173,463             58,523            43,684            69,297            41,033
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
NET ASSETS AT END OF
   PERIOD               $        197,474  $        231,702  $          65,584  $         58,523  $         73,896  $         69,297
                        ================  ================  =================  ================  ================  ================
UNITS OUTSTANDING
   Units outstanding at
      beginning of
      period                       7,838             8,000              3,078             2,526             2,057             1,386
      Units issued                   464               449                563               674               138               869
      Units redeemed                (857)             (611)              (251)             (122)             (141)             (198)
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
   Units outstanding at
      end of period                7,445             7,838              3,390             3,078             2,054             2,057
                        ================  ================  =================  ================  ================  ================

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
------------------------------------------------------------------------------------------------------------------------------------

                                    MFS Variable                        Oppenheimer                          Oppenheimer
                                  Insurance Trust                  Variable Account Funds              Variable Account Funds
                                    Sub-Account                         Sub-Account                          Sub-Account
                        ----------------------------------- ------------------------------------ -----------------------------------
                                                                                                             Oppenheimer
                                     MFS Value                      Oppenheimer Balanced                      Core Bond
                        ----------------------------------- ------------------------------------ -----------------------------------
                              2011              2010               2011              2010              2011              2010
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
INCREASE (DECREASE) IN
   NET ASSETS FROM
   OPERATIONS
Net investment income
   (loss)               $            792  $            572  $              75  $              7  $             47  $             13
Net realized gains
   (losses)                          277                (3)                33                10                 5                47
Change in unrealized
   gains (losses)                 (1,273)            4,385                (96)              188                30                21
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
Increase (decrease) in
   net assets from
   operations                       (204)            4,954                 12               205                82                81
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
INCREASE (DECREASE) IN
   NET ASSETS FROM
   POLICY TRANSACTIONS
Deposits                          14,376            15,788              5,169             2,849             1,246               645
Benefit payments                       -                 -                  -                 -                 -                 -
Payments on termination           (1,316)              (21)              (170)              (43)                -              (426)
Loans - net                         (146)                -                  -                 -                 -                 -
Policy maintenance
   charge                         (7,351)           (7,443)            (3,036)           (1,709)             (577)             (409)
Transfers among the
   sub-accounts and
   with the Fixed
   Account - net                     (92)               70                 41             1,395               175                95
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
Increase (decrease) in
   net assets from
   policy transactions             5,471             8,394              2,004             2,492               844               (95)
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
INCREASE (DECREASE) IN
   NET ASSETS                      5,267            13,348              2,016             2,697               926               (14)
NET ASSETS AT BEGINNING
   OF PERIOD                      49,175            35,827              3,086               389               634               648
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
NET ASSETS AT END OF
   PERIOD               $         54,442  $         49,175  $           5,102  $          3,086  $          1,560  $            634
                        ================  ================  =================  ================  ================  ================
UNITS OUTSTANDING
   Units outstanding at
      beginning of
      period                       3,383             2,749                385                55                85                97
      Units issued                   490               662                340               369               125                65
      Units redeemed                (117)              (28)               (93)              (39)              (17)              (77)
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
   Units outstanding at
      end of period                3,756             3,383                632               385               193                85
                        ================  ================  =================  ================  ================  ================

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
------------------------------------------------------------------------------------------------------------------------------------

                                   Oppenheimer                          Oppenheimer                         Oppenheimer
                              Variable Account Funds               Variable Account Funds              Variable Account Funds
                                   Sub-Account                          Sub-Account                        Sub-Account
                        ----------------------------------- ------------------------------------ -----------------------------------
                                    Oppenheimer                      Oppenheimer Global                Oppenheimer Main Street
                               Global Securities (g)                Strategic Income (h)                 Small & Mid Cap (i)
                        ----------------------------------- ------------------------------------ -----------------------------------
                              2011              2010               2011               2010             2011              2010
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
INCREASE (DECREASE) IN
   NET ASSETS FROM
   OPERATIONS
Net investment income
   (loss)               $             19  $              5  $              26  $             20  $          2,218  $          1,847
Net realized gains
   (losses)                           18                 7                 18                 7             4,928               307
Change in unrealized
   gains (losses)                   (203)              144                (48)               45           (15,016)           66,675
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
Increase (decrease) in
   net assets from
   operations                       (166)              156                 (4)               72            (7,870)           68,829
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
INCREASE (DECREASE) IN
   NET ASSETS FROM
   POLICY TRANSACTIONS
Deposits                           1,601             1,614              1,082               697            85,921            88,683
Benefit payments                       -                 -                  -                 -              (126)                -
Payments on termination              (60)              (82)               (25)              (13)          (21,754)          (18,085)
Loans - net                            -                 -                  -                 -            (9,583)           (9,504)
Policy maintenance
   charge                           (810)             (659)              (616)             (316)          (44,277)          (45,916)
Transfers among the
   sub-accounts and
   with the Fixed
   Account - net                      37               161                142               128             3,137             3,001
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
Increase (decrease) in
   net assets from
   policy transactions               768             1,034                583               496            13,318            18,179
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
INCREASE (DECREASE) IN
   NET ASSETS                        602             1,190                579               568             5,448            87,008
NET ASSETS AT BEGINNING
   OF PERIOD                       1,401               211                771               203           371,041           284,033
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
NET ASSETS AT END OF
   PERIOD               $          2,003  $          1,401  $           1,350  $            771  $        376,489  $        371,041
                        ================  ================  =================  ================  ================  ================
UNITS OUTSTANDING
   Units outstanding at
      beginning of
      period                         139                24                 67                20            15,717            14,603
      Units issued                   106               143                 82                60             2,345             2,347
      Units redeemed                 (28)              (28)               (31)              (13)           (1,458)           (1,233)
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
   Units outstanding at
      end of period                  217               139                118                67            16,604            15,717
                        ================  ================  =================  ================  ================  ================

(g)  Previously known as Oppenheimer Global Securities IC
(h)  Previously known as Oppenheimer Strategic Bond
(i)  Previously known as Oppenheimer Main Street Small Cap Growth

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
------------------------------------------------------------------------------------------------------------------------------------

                                   Oppenheimer                          Oppenheimer                          Oppenheimer
                              Variable Account Funds               Variable Account Funds            Variable Account Funds (SS)
                                   Sub-Account                          Sub-Account                          Sub-Account
                        ----------------------------------- ------------------------------------ -----------------------------------
                                    Oppenheimer                                                              Oppenheimer
                          Small & MidCap Growth Fund (j)             Oppenheimer Value                 Global Securities (SS)
                        ----------------------------------- ------------------------------------ -----------------------------------
                              2011               2010              2011               2010             2011               2010
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
INCREASE (DECREASE) IN
   NET ASSETS FROM
   OPERATIONS
Net investment income
   (loss)               $              -  $              -  $              45  $             15  $          2,519  $          2,597
Net realized gains
   (losses)                        1,033              (287)               432                76             2,065             1,295
Change in unrealized
   gains (losses)                   (338)           12,421               (525)              512           (25,881)           31,536
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
Increase (decrease) in
   net assets from
   operations                        695            12,134                (48)              603           (21,297)           35,428
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
INCREASE (DECREASE) IN
   NET ASSETS FROM
   POLICY TRANSACTIONS
Deposits                          18,845            20,009              3,553             3,024            73,585            88,014
Benefit payments                       -                 -                  -                 -                 -                 -
Payments on termination           (2,524)           (4,197)            (1,646)              (52)          (14,500)          (22,958)
Loans - net                         (704)           (1,082)                 -                 -            (4,909)           (2,066)
Policy maintenance
   charge                         (9,878)          (10,120)            (1,408)           (1,291)          (36,243)          (45,932)
Transfers among the
   sub-accounts and
   with the Fixed
   Account - net                    (131)              410                 74             1,567            (4,988)          (13,773)
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
Increase (decrease) in
   net assets from
   policy transactions             5,608             5,020                573             3,248            12,945             3,285
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
INCREASE (DECREASE) IN
   NET ASSETS                      6,303            17,154                525             3,851            (8,352)           38,713
NET ASSETS AT BEGINNING
   OF PERIOD                      58,138            40,984              4,463               612           247,027           208,314
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
NET ASSETS AT END OF
   PERIOD               $         64,441  $         58,138  $           4,988  $          4,463  $        238,675  $        247,027
                        ================  ================  =================  ================  ================  ================
UNITS OUTSTANDING
   Units outstanding at
      beginning of
      period                       5,204             4,676                397                65            15,406            15,031
      Units issued                   884             1,178                271               419             2,217             2,947
      Units redeemed                (382)             (650)              (202)              (87)           (1,351)           (2,572)
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
   Units outstanding at
      end of period                5,706             5,204                466               397            16,272            15,406
                        ================  ================  =================  ================  ================  ================

(j)  Previously known as Oppenheimer Small & MidCap Fund

See notes to financial statements.

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
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
------------------------------------------------------------------------------------------------------------------------------------

                                                              PIMCO Advisors
                                                                 Variable
                             Panorama Series Fund, Inc.      Insurance Trust      PIMCO Variable Insurance Trust
                                    Sub-Account                Sub-Account                 Sub-Account
                        ----------------------------------- ------------------ -----------------------------------
                                                                  Premier
                                                                 VIT NACM
                                    Oppenheimer                  Small Cap
                               International Growth               Class I                  Foreign Bond
                        ----------------------------------- ------------------ -----------------------------------
                              2011              2010             2010 (o)             2011              2010
                        ----------------- ----------------- ------------------ ----------------- -----------------
INCREASE (DECREASE) IN
   NET ASSETS FROM
   OPERATIONS
Net investment income
   (loss)               $          1,076  $          1,204  $              41  $          1,000  $            818
Net realized gains
   (losses)                        5,351               676             (6,419)              551             1,359
Change in unrealized
   gains (losses)                (14,172)           13,599             11,609             1,552             1,169
                        ----------------  -----------------  ----------------  ----------------  ----------------
Increase (decrease) in
   net assets from
   operations                     (7,745)           15,479              5,231             3,103             3,346
                        ----------------  -----------------  ----------------  ----------------  ----------------
INCREASE (DECREASE) IN
   NET ASSETS FROM
   POLICY TRANSACTIONS
Deposits                          16,328            16,631              3,576            12,202            14,483
Benefit payments                       -                 -                  -                 -                 -
Payments on termination          (17,157)           (2,026)              (160)           (5,473)           (1,581)
Loans - net                       (1,632)              147                116              (679)             (180)
Policy maintenance
   charge                         (8,194)           (8,182)            (1,419)           (6,714)           (8,225)
Transfers among the
   sub-accounts and
   with the Fixed
   Account - net                   2,794             3,098            (43,566)           (3,477)            2,358
                        ----------------  -----------------  ----------------  ----------------  ----------------
Increase (decrease) in
   net assets from
   policy transactions            (7,861)            9,668            (41,453)           (4,141)            6,855
                        ----------------  -----------------  ----------------  ----------------  ----------------
INCREASE (DECREASE) IN
   NET ASSETS                    (15,606)           25,147            (36,222)           (1,038)           10,201
NET ASSETS AT BEGINNING
   OF PERIOD                     121,022            95,875             36,222            48,464            38,263
                        ----------------  -----------------  ----------------  ----------------  ----------------
NET ASSETS AT END OF
   PERIOD               $        105,416  $        121,022   $              -  $         47,426  $         48,464
                        ================  =================  ================  ================  ================
UNITS OUTSTANDING
   Units outstanding at
      beginning of
      period                       4,549             3,880              3,522             3,091             2,647
      Units issued                   950               843                283               388               632
      Units redeemed                (818)             (174)            (3,805)             (646)             (188)
                        ----------------  -----------------  ----------------  ----------------  ----------------
   Units outstanding at
      end of period                4,681             4,549                  -             2,833             3,091
                        ================  =================  ================  ================  ================

(o)  For period beginning January 1, 2010, and ended April 30, 2010

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
------------------------------------------------------------------------------------------------------------------------------------

                          PIMCO Variable Insurance Trust       PIMCO Variable Insurance Trust       PIMCO Variable Insurance Trust
                                    Sub-Account                          Sub-Account                         Sub-Account
                        ----------------------------------- ------------------------------------ -----------------------------------
                                    Money Market                      PIMCO Real Return                   PIMCO Total Return
                        ----------------------------------- ------------------------------------ -----------------------------------
                               2011              2010               2011              2010              2011              2010
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
INCREASE (DECREASE) IN
   NET ASSETS FROM
   OPERATIONS
Net investment income
   (loss)               $             79  $             69  $           1,640  $            925  $          3,968  $          3,297
Net realized gains
   (losses)                            -                 -              3,286             1,127             3,171             4,828
Change in unrealized
   gains (losses)                      -                 -              3,745             2,816            (1,697)            2,133
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
Increase (decrease) in
   net assets from
   operations                         79                69              8,671             4,868             5,442            10,258
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
INCREASE (DECREASE) IN
   NET ASSETS FROM
   POLICY TRANSACTIONS
Deposits                          35,316            42,974             22,018            24,754            33,632            37,111
Benefit payments                     (34)                -                  -                 -               (39)                -
Payments on termination          (16,062)          (31,831)            (1,678)           (3,955)           (9,692)           (4,454)
Loans - net                       (3,616)           (2,395)                (1)             (134)           (3,860)             (641)
Policy maintenance
   charge                        (16,870)          (21,016)           (13,064)          (14,052)          (17,448)          (20,229)
Transfers among the
   sub-accounts and
   with the Fixed
   Account - net                 (11,114)           (2,098)            (3,861)            4,452            (2,619)            2,900
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
Increase (decrease) in
   net assets from
   policy transactions           (12,380)          (14,366)             3,414            11,065               (26)           14,687
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
INCREASE (DECREASE) IN
   NET ASSETS                    (12,301)          (14,297)            12,085            15,933             5,416            24,945
NET ASSETS AT BEGINNING
   OF PERIOD                     139,747           154,044             71,036            55,103           148,116           123,171
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
NET ASSETS AT END OF
   PERIOD               $        127,446  $        139,747  $          83,121  $         71,036  $        153,532  $        148,116
                        ================  ================  =================  ================  ================  ================
UNITS OUTSTANDING
   Units outstanding at
      beginning of
      period                      11,928            13,154              4,840             4,059             8,444             7,591
      Units issued                 1,630             2,055                833             1,308             1,014             1,406
      Units redeemed              (2,686)           (3,281)              (601)             (527)           (1,010)             (553)
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
   Units outstanding at
      end of period               10,872            11,928              5,072             4,840             8,448             8,444
                        ================  ================  =================  ================  ================  ================

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
------------------------------------------------------------------------------------------------------------------------------------

                         Putnam Variable Trust (Class IA)     Putnam Variable Trust (Class IA)           Rydex Variable Trust
                                    Sub-Account                          Sub-Account                         Sub-Account
                        ----------------------------------- ------------------------------------ -----------------------------------
                                                                      VT International                    Rydex SGI VT U.S.
                              VT High Yield (Class IA)              Value Fund (Class IA)              Long Short Momentum Fund
                        ----------------------------------- ------------------------------------ -----------------------------------
                               2011              2010              2011               2010              2011              2010
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
INCREASE (DECREASE) IN
   NET ASSETS FROM
   OPERATIONS
Net investment income
   (loss)               $          4,191  $          3,474  $           1,847  $          1,862  $              -  $              -
Net realized gains
   (losses)                          141                17                367                98               629               (18)
Change in unrealized
   gains (losses)                 (3,375)            3,002            (11,352)            3,702            (2,277)            2,845
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
Increase (decrease) in
   net assets from
   operations                        957             6,493             (9,138)            5,662            (1,648)            2,827
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
INCREASE (DECREASE) IN
   NET ASSETS FROM
   POLICY TRANSACTIONS
Deposits                           9,099            10,634              4,806             4,695             5,111             7,495
Benefit payments                       -                 -                  -                 -                 -                 -
Payments on termination           (7,425)           (2,459)              (342)             (184)           (3,120)           (2,887)
Loans - net                         (416)               (7)              (130)              (61)           (3,701)             (908)
Policy maintenance
   charge                         (4,366)           (4,816)            (2,465)           (2,476)           (2,966)           (3,300)
Transfers among the
   sub-accounts and
   with the Fixed
   Account - net                      61               (93)            (1,287)            5,430                44                20
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
Increase (decrease) in
   net assets from
   policy transactions            (3,047)            3,259                582             7,404            (4,632)              420
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
INCREASE (DECREASE) IN
   NET ASSETS                     (2,090)            9,752             (8,556)           13,066            (6,280)            3,247
NET ASSETS AT BEGINNING
   OF PERIOD                      52,758            43,006             68,268            55,202            29,098            25,851
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
NET ASSETS AT END OF
   PERIOD               $         50,668  $         52,758  $          59,712  $         68,268  $         22,818  $         29,098
                        ================  ================  =================  ================  ================  ================
UNITS OUTSTANDING
   Units outstanding at
      beginning of
      period                       2,556             2,386              3,260             2,831             1,474             1,456
      Units issued                   268               351                201               517               168               286
      Units redeemed                (414)             (181)              (165)              (88)             (406)             (268)
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
   Units outstanding at
      end of period                2,410             2,556              3,296             3,260             1,236             1,474
                        ================  ================  =================  ================  ================  ================

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
------------------------------------------------------------------------------------------------------------------------------------

                                   T. Rowe Price                        T. Rowe Price                            The
                                Equity Series, Inc.                  Equity Series, Inc.                   Alger Portfolios
                                    Sub-Account                          Sub-Account                          Sub-Account
                        ----------------------------------- ------------------------------------ -----------------------------------
                                   T. Rowe Price                                                                Alger
                                  Blue Chip Growth              T. Rowe Price Equity Income               Balanced Class I-2
                        ----------------------------------- ------------------------------------ -----------------------------------
                               2011              2010              2011               2010              2011              2010
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
INCREASE (DECREASE) IN
   NET ASSETS FROM
   OPERATIONS
Net investment income
   (loss)               $              -  $              -  $           4,439  $          4,138  $             14  $             42
Net realized gains
   (losses)                        2,126               416                832            (1,153)              157                37
Change in unrealized
   gains (losses)                   (472)           15,238             (6,500)           28,706              (105)              107
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
Increase (decrease) in
   net assets from
   operations                      1,654            15,654             (1,229)           31,691                66               186
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
INCREASE (DECREASE) IN
   NET ASSETS FROM
   POLICY TRANSACTIONS
Deposits                          31,382            32,940             60,917            69,201             1,305             2,303
Benefit payments                       -                 -                  -                 -                 -                 -
Payments on termination           (8,913)           (2,664)           (24,470)           (6,302)           (1,598)             (413)
Loans - net                         (163)             (532)            (1,641)             (779)                -                 -
Policy maintenance
   charge                        (17,013)          (17,978)           (29,519)          (33,743)             (966)           (1,239)
Transfers among the
   sub-accounts and
   with the Fixed
   Account - net                    (355)              (71)              (751)           (3,787)              422               466
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
Increase (decrease) in
   net assets from
   policy transactions             4,938            11,695              4,536            24,590              (837)            1,117
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
INCREASE (DECREASE) IN
   NET ASSETS                      6,592            27,349              3,307            56,281              (771)            1,303
NET ASSETS AT BEGINNING
   OF PERIOD                     113,076            85,727            250,426           194,145             2,021               718
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
NET ASSETS AT END OF
   PERIOD               $        119,668  $        113,076  $         253,733  $        250,426  $          1,250  $          2,021
                        ================  ================  =================  ================  ================  ================
UNITS OUTSTANDING
   Units outstanding at
      beginning of
      period                       8,318             7,340             13,159            11,734               199                78
      Units issued                 1,229             1,502              1,663             2,108               178               249
      Units redeemed                (875)             (524)            (1,393)             (683)             (254)             (128)
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
   Units outstanding at
      end of period                8,672             8,318             13,429            13,159               123               199
                        ================  ================  =================  ================  ================  ================

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
------------------------------------------------------------------------------------------------------------------------------------

                                        The                                  The                                 The
                                  Alger Portfolios                    Alger Portfolios                     Alger Portfolios
                                    Sub-Account                          Sub-Account                         Sub-Account
                        ----------------------------------- ------------------------------------ -----------------------------------
                                   Alger Capital                       Alger Large Cap                       Alger MidCap
                               Appreciation Class I-2                 Growth Class I-2                     Growth Class I-2
                        ----------------------------------- ------------------------------------ -----------------------------------
                               2011              2010               2011              2010              2011              2010
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
INCREASE (DECREASE) IN
   NET ASSETS FROM
   OPERATIONS
Net investment income
   (loss)               $            143  $            440  $           1,616  $            992  $            711  $              -
Net realized gains
   (losses)                        3,188             2,328              1,982             1,012            (1,078)           (5,441)
Change in unrealized
   gains (losses)                 (4,009)           13,591             (4,271)           16,771           (17,322)           39,656
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
Increase (decrease) in
   net assets from
   operations                       (678)           16,359               (673)           18,775           (17,689)           34,215
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------

INCREASE (DECREASE) IN
   NET ASSETS FROM
   POLICY TRANSACTIONS
Deposits                          34,907            33,894             40,399            42,197            49,616            51,512
Benefit payments                       -                 -               (197)                -                 -                 -
Payments on termination           (5,327)           (7,983)           (11,970)          (13,019)          (15,437)          (10,680)
Loans - net                       (4,252)           (1,546)              (788)             (902)            1,522            (4,092)
Policy maintenance
   charge                        (18,613)          (19,529)           (19,897)          (21,353)          (27,319)          (26,802)
Transfers among the
   sub-accounts and
   with the Fixed
   Account - net                   1,038             2,499                (52)            8,665             6,218               375
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
Increase (decrease) in
   net assets from
   policy transactions             7,753             7,335              7,495            15,588            14,600            10,313
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
INCREASE (DECREASE) IN
   NET ASSETS                      7,075            23,694              6,822            34,363            (3,089)           44,528
NET ASSETS AT BEGINNING
   OF PERIOD                     130,842           107,148            158,862           124,499           213,735           169,207
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
NET ASSETS AT END OF
   PERIOD               $        137,917  $        130,842  $         165,684  $        158,862  $        210,646  $        213,735
                        ================  ================  =================  ================  ================  ================
UNITS OUTSTANDING
   Units outstanding at
      beginning of
      period                       5,573             5,094             10,970             9,695             9,792             9,192
      Units issued                   988             1,029              1,523             2,272             2,039             1,476
      Units redeemed                (545)             (550)              (977)             (997)             (909)             (876)
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
   Units outstanding at
      end of period                6,016             5,573             11,516            10,970            10,922             9,792
                        ================  ================  =================  ================  ================  ================

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
------------------------------------------------------------------------------------------------------------------------------------

                                   The Universal                        The Universal                       The Universal
                             Institutional Funds, Inc.            Institutional Funds, Inc.           Institutional Funds, Inc.
                                    Sub-Account                          Sub-Account                          Sub-Account
                        ----------------------------------- ------------------------------------ -----------------------------------
                            Morgan Stanley UIF Emerging              Morgan Stanley UIF                Morgan Stanley UIF U.S.
                                Markets Class I (k)                  Growth Class I (l)                  Real Estate Class I
                        ----------------------------------- ------------------------------------ -----------------------------------
                               2011              2010               2011              2010              2011              2010
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
INCREASE (DECREASE) IN
   NET ASSETS FROM
   OPERATIONS
Net investment income
   (loss)               $             20  $             16  $              43  $             39  $            773  $          1,695
Net realized gains
   (losses)                           31                62              1,875               566              (228)           (1,990)
Change in unrealized
   gains (losses)                 (1,094)              569             (2,723)            6,390             4,488            21,157
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
Increase (decrease) in
   net assets from
   operations                     (1,043)              647               (805)            6,995             5,033            20,862
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
INCREASE (DECREASE) IN
   NET ASSETS FROM
   POLICY TRANSACTIONS
Deposits                           3,065             2,949             10,333             9,382            18,581            21,847
Benefit payments                       -                 -                  -                 -                 -                 -
Payments on termination                -                 -             (2,232)           (1,396)          (13,991)           (5,854)
Loans - net                            -                 -             (2,637)              (19)             (979)           (2,721)
Policy maintenance
   charge                         (1,212)           (1,066)            (6,944)           (6,990)          (12,727)          (13,258)
Transfers among the
   sub-accounts and
   with the Fixed
   Account - net                     822                80              2,613             1,162               336               854
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
Increase (decrease) in
   net assets from
   policy transactions             2,675             1,963              1,133             2,139            (8,780)              868
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
INCREASE (DECREASE) IN
   NET ASSETS                      1,632             2,610                328             9,134            (3,747)           21,730
NET ASSETS AT BEGINNING
   OF PERIOD                       4,082             1,472             38,246            29,112            92,321            70,591
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
NET ASSETS AT END OF
   PERIOD               $          5,714  $          4,082  $          38,574  $         38,246  $         88,574  $         92,321
                        ================  ================  =================  ================  ================  ================
UNITS OUTSTANDING
   Units outstanding at
      beginning of
      period                         438               188              2,326             2,167             3,474             3,452
      Units issued                   345               294                477               445               339               437
      Units redeemed                 (33)              (44)              (378)             (286)             (666)             (415)
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
   Units outstanding at
      end of period                  750               438              2,425             2,326             3,147             3,474
                        ================  ================  =================  ================  ================  ================

(k)  Previously known as Morgan Stanley UIF Emerging Markets Equity Class I
(l)  Previously known as Morgan Stanley UIF Capital Growth Class I

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
------------------------------------------------------------------------------------------------------------------------------------

                                 Van Eck Worldwide                    Van Eck Worldwide                   Van Eck Worldwide
                                  Insurance Trust                      Insurance Trust                     Insurance Trust
                                    Sub-Account                          Sub-Account                         Sub-Account
                        ----------------------------------- ------------------------------------ -----------------------------------
                                 Van Eck Worldwide                         Van Eck                        Van Eck Worldwide
                                  Emerging Markets                  Worldwide Hard Assets             Multi-Manager Alternatives
                        ----------------------------------- ------------------------------------ -----------------------------------
                               2011              2010              2011               2010              2011              2010
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------

INCREASE (DECREASE) IN
   NET ASSETS FROM
   OPERATIONS
Net investment income
   (loss)               $          1,016  $            630  $             671  $            156  $            113  $              -
Net realized gains
   (losses)                        2,936               904              1,181               848                76               (44)
Change in unrealized
   gains (losses)                (31,898)           24,202            (12,319)           12,956              (502)              627
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
Increase (decrease) in
   net assets from
   operations                    (27,946)           25,736            (10,467)           13,960              (313)              583
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
INCREASE (DECREASE) IN
   NET ASSETS FROM
   POLICY TRANSACTIONS
Deposits                          19,289            25,087             12,993            12,109             2,372             2,437
Benefit payments                       -                 -                  -                 -                 -                 -
Payments on termination          (11,503)           (1,421)              (521)           (5,777)                -              (418)
Loans - net                       (9,754)             (598)                (1)               88              (145)              (78)
Policy maintenance
   charge                        (12,645)          (16,984)            (7,187)           (7,375)           (1,310)           (1,397)
Transfers among the
   sub-accounts and
   with the Fixed
   Account - net                     987           (15,520)             1,307            (1,095)              107            (1,580)
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
Increase (decrease) in
   net assets from
   policy transactions           (13,626)           (9,436)             6,591            (2,050)            1,024            (1,036)
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
INCREASE (DECREASE) IN
   NET ASSETS                    (41,572)           16,300             (3,876)           11,910               711              (453)
NET ASSETS AT BEGINNING
   OF PERIOD                     120,161           103,861             59,427            47,517            12,944            13,397
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
NET ASSETS AT END OF
   PERIOD               $         78,589  $        120,161  $          55,551  $         59,427  $         13,655  $         12,944
                        ================  ================  =================  ================  ================  ================
UNITS OUTSTANDING
   Units outstanding at
      beginning of
      period                       3,909             4,286              1,563             1,615             1,108             1,204
      Units issued                   389               539                260               238               134               137
      Units redeemed                (856)             (916)               (74)             (290)              (46)             (233)
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
   Units outstanding at
      end of period                3,442             3,909              1,749             1,563             1,196             1,108
                        ================  ================  =================  ================  ================  ================

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1.   ORGANIZATION

     Allstate Life of New York Variable Life Separate Account A (the "Account"), a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940, is a Separate Account of Allstate Life Insurance Company of New York ("Allstate New York"). The assets of the Account are legally segregated from those of Allstate New York. Allstate New York is wholly owned by Allstate Life Insurance Company ("Allstate"), which is a wholly owned subsidiary of Allstate Insurance Company, which is wholly owned by Allstate Insurance Holdings, LLC, which is wholly owned by The Allstate Corporation. These financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP").

     The assets within the Account are legally segregated from each other into sub-accounts (the "sub-accounts"). Allstate New York issues three life insurance policies, the Consultant Protector, the Consultant Accumulator, and Total Accumulator (collectively the "Policies"), the deposits of which are invested at the direction of the policyholders in the sub-accounts that comprise the Account. Absent any policy provisions wherein Allstate New York contractually guarantees a specified death benefit, variable life policyholders bear the investment risk that the sub-accounts may not meet their stated investment objectives. The sub-accounts listed below invest in the corresponding mutual fund portfolios and the underlying mutual funds (collectively the "Funds" or individually a "Fund"):

     ALLIANCEBERNSTEIN FUND                 FRANKLIN TEMPLETON INVESTMENTS
        VPS Growth and Income Class A          (CONTINUED)
        VPS International Growth Class A       VIP Income Securities
        VPS International Value Class A        VIP Mutual Global Discovery
        VPS Small Cap Growth Class A              Securities  (Previously known
        VPS Small/Mid Cap Value Class A           as VIP Mutual Global Discovery
     DWS INVESTMENTS VARIABLE INSURANCE           Securities Class I)
        TRUST                                  VIP Mutual Shares Securities
        DWS VIP Equity 500 Index A             VIP Small Cap Value Securities
        DWS VIP Small Cap Index A              VIP Small-Mid Cap Growth
     DWS VARIABLE SERIES II                       Securities
        DWS VIP Balanced A                     VIP Strategic Income Securities
     FIDELITY VARIABLE INSURANCE PRODUCTS      VIP U.S. Government
        FUND                                IBBOTSON FUND
        VIP Asset Manager                      Aggressive Growth ETF Asset
        VIP Contrafund                            Allocation
        VIP Emerging Markets (For period       Balanced ETF Asset Allocation
           beginning April 30, 2010 and        Conservative ETF Asset Allocation
           ended December 31, 2010)            Growth ETF Asset Allocation
        VIP Equity-Income                      Income and Growth ETF Asset
        VIP Growth                                Allocation
        VIP Growth & Income                 INVESCO FUNDS
        VIP High Income                        Invesco LIT Government (For
        VIP Index 500                             period beginning January 1,
        VIP Index 500 - Service Class             2011, and ended
        VIP Investment Grade Bond                 April 29, 2011)
        VIP Mid Cap                            Invesco LIT Growth and Income
        VIP Money Market                       Invesco UIF High Yield Class I
        VIP Overseas                              (For period beginning
        VIP Real Estate                           January 1, 2011, and ended
        VIP Value Strategies                      April 29, 2011)
     FRANKLIN TEMPLETON INVESTMENTS            Invesco UIF U.S. Small Mid Cap
        VIP Global Asset Allocation (For          Value Class I (Previously
           period beginning January 1,            known as Invesco UIF U.S. Mid
           2010, and ended April 23, 2010)        Cap Value Class I)
        VIP Global Income Securities           Invesco V.I. Basic Value
        VIP High Income Securities             Invesco V.I. Capital Appreciation
                                               Invesco V.I. Core Equity
                                               Invesco V.I. Government
                                                  Securities (For period
                                                  beginning April 29, 2011, and
                                                  ended December 31, 2011)

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     INVESCO FUNDS (CONTINUED)              OPPENHEIMER VARIABLE ACCOUNT FUNDS
        Invesco V.I. High Yield (For           (CONTINUED)
           period beginning April 29,          Oppenheimer Global Securities
           2011, and ended December               (Previously known as
           31, 2011)                              Oppenheimer Global Securities
        Invesco V.I. Mid Cap Core Equity          IC)
     INVESCO FUNDS (CLASS II)                  Oppenheimer Global Strategic
        Invesco LIT Mid Cap Growth                Income (Previously known as
        (Class II)                                Oppenheimer Strategic Bond)
     JANUS ASPEN SERIES                        Oppenheimer Main Street Small
        Balanced                                  & Mid Cap (Previously known as
        Enterprise                                Oppenheimer Main Street Small
        Flexible Bond                             Cap Growth)
        Forty Portfolio                        Oppenheimer Small & MidCap Growth
        Global Life Sciences (For period          Fund (Previously known as
           beginning January 1, 2010,             Oppenheimer Small &
           and ended April 30, 2010)              MidCap Fund)
        Global Technology                      Oppenheimer Value
        Mid Cap Value                       OPPENHEIMER VARIABLE ACCOUNT
        Overseas                               FUNDS (SS)
        Research Core Portfolio (For           Oppenheimer Global
           period beginning January 1,            Securities (SS)
           2010, and ended                  PANORAMA SERIES FUND, INC.
           April 30, 2010)                     Oppenheimer International Growth
     JANUS ASPEN SERIES (SERVICE SHARES)    PIMCO ADVISORS VARIABLE INSURANCE
        Balanced (Service Shares)              TRUST
        Mid Cap Value (Service Shares)         Premier VIT NACM Small
        Overseas (Service Shares)                 Cap Class I (For period
        Risk-Managed Core                         beginning January 1,
           (Service Shares) (For period           2010, and ended
           beginning January 1, 2010,             April 30, 2010)
           and ended April 30, 2010)        PIMCO VARIABLE INSURANCE TRUST
        Worldwide (Service Shares)             Foreign Bond
     LAZARD RETIREMENT SERIES, INC.            Money Market
        Emerging Markets Equity                PIMCO Real Return
     LEGG MASON PARTNERS VARIABLE              PIMCO Total Return
        PORTFOLIO I, INC.                   PUTNAM VARIABLE TRUST (CLASS IA)
        Legg Mason ClearBridge Variable        VT High Yield (Class IA)
           Fundamental All Cap Value           VT International Value Fund
           Class I (Previously known as           (Class IA)
           Legg Mason ClearBridge           RYDEX VARIABLE TRUST
           Variable Value Class I)             Rydex SGI VT U.S. Long Short
        Legg Mason ClearBridge Variable           Momentum Fund
           Large Cap Value Class I          T. ROWE PRICE EQUITY SERIES, INC.
           (Previously known as                T. Rowe Price Blue Chip Growth
           Legg Mason ClearBridge              T. Rowe Price Equity Income
           Variable Investors Class I)      THE ALGER PORTFOLIOS
        Legg Mason Western Assets              Alger Balanced Class I-2
           Variable Global High                Alger Capital Appreciation
           Yield Bond                             Class I-2
     MFS VARIABLE INSURANCE TRUST              Alger Large Cap Growth Class I-2
        MFS High Income                        Alger MidCap Growth Class I-2
        MFS Investors Growth Stock          THE UNIVERSAL INSTITUTIONAL
        MFS Investors Trust                    FUNDS, INC.
        MFS New Discovery                      Morgan Stanley UIF Emerging
        MFS Total Return                          Markets Class I (Previously
        MFS Utilities                             known as Morgan Stanley UIF
        MFS Value                                 Emerging Markets Equity
     OPPENHEIMER VARIABLE ACCOUNT FUNDS           Class I)
        Oppenheimer Balanced                   Morgan Stanley UIF Growth Class I
        Oppenheimer Core Bond                     (Previously known as Morgan
                                                  Stanley UIF Capital Growth
                                                  Class I)
                                               Morgan Stanley UIF U.S. Real
                                                  Estate Class I
                                            VAN ECK WORLDWIDE INSURANCE TRUST
                                               Van Eck Worldwide Emerging
                                                  Markets
                                               Van Eck Worldwide Hard Assets
                                               Van Eck Worldwide Multi-Manager
                                                  Alternatives

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     The net assets are affected by the investment results of each Fund, transactions by policyholders and certain contract expenses (see Note 4). Policyholders' interests consist of accumulation units of the sub-account. The accompanying financial statements include only policyholders' purchase payments applicable to the variable portions of their policies and exclude any purchase payments directed by the policyholder to the "Fixed Account" in which the policyholders' deposits are included in the Allstate New York general account assets and earn a fixed rate of return.

     A policyholder may choose from among a number of different underlying mutual fund portfolio options. The underlying mutual fund portfolios are not available to the general public directly. These portfolios are available as investment options in variable annuity contracts or variable life insurance policies issued by life insurance companies, or in certain cases, through participation in certain qualified pension or retirement plans.

     Some of these underlying mutual fund portfolios have been established by investment advisers that manage publicly traded mutual funds that have similar names and investment objectives. While some of the underlying mutual fund portfolios may be similar to and may in fact be modeled after publicly traded mutual funds, the underlying mutual fund portfolios are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual funds and any corresponding underlying mutual fund portfolios may differ substantially.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     INVESTMENTS - Investments consist of shares of the Funds and are stated at fair value based on the reported net asset values of each corresponding Fund, which in turn value their investment securities at fair value. The difference between cost and fair value of shares owned on the day of measurement is recorded as unrealized gain or loss on investments.

     DIVIDENDS - Dividends declared by the Funds are recognized on the ex-dividend date.

     NET REALIZED GAINS AND LOSSES -Net realized gains and losses on fund shares represent the difference between the proceeds from sales of shares of the Funds by the sub-accounts and the cost of such shares, which is determined on a weighted average basis, and realized gain distributions received from the underlying mutual fund portfolios. Transactions are recorded on a trade date basis. Distributions of net realized gains are recorded on the Funds' ex-distribution date.

     FEDERAL INCOME TAXES - The Account intends to qualify as a segregated asset account as defined by the Internal Revenue Code of 1986 ("Code"). In order to qualify as a segregated asset account, each sub-account is required to satisfy the diversification requirements of Section 817(h) of the Code. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either the statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury. The operations of the Account are included in the tax return of Allstate New York. Allstate New York is taxed as a life insurance company under the Code and joins with The Allstate Corporation and its eligible domestic subsidiaries in the filing of a consolidated federal income tax return. No federal income taxes are allocable to the Account, as the Account did not generate taxable income.

     The Account had no liability for unrecognized tax benefits as of December 31, 2011. The Account believes that it is reasonably possible that the liability balance will not significantly increase within the next twelve months. No amounts have been accrued for interest or penalties related to unrecognized tax benefits.

     USE OF ESTIMATES - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

3.   FAIR VALUE OF ASSETS

     Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The hierarchy for inputs used in determining fair value maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that observable inputs be used when available. Assets recorded on the Statements of Net Assets at fair value are categorized in the fair value hierarchy based on the observability of inputs to the valuation techniques as follows:

          LEVEL 1: Assets whose values are based on unadjusted quoted prices for identical assets in an active market that the Account can access.

          LEVEL 2: Assets whose values are based on the following:
                   (a)  Quoted prices for similar assets in active markets;
                   (b) Quoted prices for identical or similar assets in markets that are not active; or
                   (c) Valuation models whose inputs are observable, directly or indirectly, for substantially the full term of the asset.

          LEVEL 3: Assets whose values are based on prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. Unobservable inputs reflect the Account's estimates of the assumptions that market participants would use in valuing the assets.

     In determining fair value, the Account uses the market approach which generally utilizes market transaction data for the same or similar instruments. All investments during the reporting period consist of shares of the Funds that have daily quoted net asset values for identical assets that the sub-account can access and are categorized as Level 1. Net asset values for these actively traded Funds are obtained daily from the Funds' managers.

4.   EXPENSES

     SURRENDER CHARGE - In the event the policy is surrendered, a withdrawal charge may be imposed. The charge is assessed if the policy is surrendered during a specified time, which ranges from 9 to 14 years depending upon the policy, and varies based upon several variables including the policyholder's age and Account value at the time of surrender. This charge ranges from $3.32 to $49.00 per $1,000 of face amount. The amounts are included in payments on terminations.

     MONTHLY DEDUCTIONS - On each monthly deduction day (the same day in each month as the Issue Date, or the last day of the month if a month does not have that day), Allstate New York will deduct from the policy value an amount to cover certain charges and expenses incurred in connection with the policy. The monthly deduction is intended to compensate Allstate New York for expenses incurred in connection with the cost of insurance, mortality and expense risk charges, administrative expense charges, and policy fees. The monthly deductions are recognized as redemption of units and are as follows:

     COST OF INSURANCE - On all policies, Allstate New York charges each policyholder monthly for cost of insurance. The cost of insurance is determined based upon several variables, including the policyholder's age and gender, the policy year, the face amount and the underwriting class.

     MORTALITY AND EXPENSE RISK CHARGE - The mortality and expense risk charge covers insurance benefits available with the policies and certain expenses of the policies. It also covers the risk that the current charges will not be sufficient in the future to cover the cost of administering the policies. Allstate New York deducts charges daily at a rate ranging from 0.15% to 0.55% per annum of the net policy value and vary based on the policy year.

     ADMINISTRATIVE EXPENSE CHARGE - Allstate New York deducts an administrative expense charge on a monthly basis to cover expenses incurred in evaluating the insured persons' risk, issuing the policy, and

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NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     sales expenses. The annual amount of this charge ranges from $0.20 to $2.50 per $1,000 of face amount depending upon the policy and the policy year.

     POLICY FEE - On all policies, Allstate New York deducts a policy fee on a monthly basis to cover expenses such as salaries, postage and periodic reports. This fee ranges from $6.25 to $16.50 per month depending upon the policy and the policy year.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

5.   PURCHASES OF INVESTMENTS

The cost of investments purchased during the year ended December 31, 2011 were as follows:

                                                                                          Purchases
                                                                                         ----------
Investments in the AllianceBernstein Fund Sub-Accounts:
   VPS Growth and Income Class A                                                         $    1,542
   VPS International Growth Class A                                                           6,988
   VPS International Value Class A                                                            3,798
   VPS Small Cap Growth Class A                                                               4,210
   VPS Small/Mid Cap Value Class A                                                              256

Investments in the DWS Investments Variable Insurance Trust Sub-Accounts:
   DWS VIP Equity 500 Index A                                                                13,724
   DWS VIP Small Cap Index A                                                                  4,129

Investments in the DWS Variable Series II Sub-Accounts:
   DWS VIP Balanced A                                                                         5,642

Investments in the Fidelity Variable Insurance Products Fund Sub-Accounts:
   VIP Asset Manager                                                                          8,151
   VIP Contrafund                                                                            80,217
   VIP Emerging Markets                                                                       2,593
   VIP Equity-Income                                                                         73,421
   VIP Growth                                                                                61,555
   VIP Growth & Income                                                                        4,577
   VIP High Income                                                                            6,540
   VIP Index 500                                                                             95,232
   VIP Index 500 - Service Class                                                             15,097
   VIP Investment Grade Bond                                                                 48,270
   VIP Mid Cap                                                                                6,890
   VIP Money Market                                                                          38,445
   VIP Overseas                                                                              34,055
   VIP Real Estate                                                                            4,427
   VIP Value Strategies                                                                       2,029

Investments in the Franklin Templeton Investments Sub-Accounts:
   VIP Global Income Securities                                                               3,223
   VIP High Income Securities                                                                14,040
   VIP Income Securities                                                                      2,835
   VIP Mutual Global Discovery Securities (a)                                                   537
   VIP Mutual Shares Securities                                                               1,333
   VIP Small Cap Value Securities                                                             8,331
   VIP Small-Mid Cap Growth Securities                                                        2,199

(a)  Previously known as VIP Mutual Global Discovery Securities Class I

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
ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

5.   PURCHASES OF INVESTMENTS (CONTINUED)

                                                                                          Purchases
                                                                                         ----------
Investments in the Franklin Templeton Investments Sub-Accounts (continued):
   VIP Strategic Income Securities                                                       $    1,988
   VIP U.S. Government                                                                        1,432

Investments in the Ibbotson Fund Sub-Accounts:
   Aggressive Growth ETF Asset Allocation                                                    28,268
   Balanced ETF Asset Allocation                                                             26,588
   Conservative ETF Asset Allocation                                                          9,393
   Growth ETF Asset Allocation                                                               38,477
   Income and Growth ETF Asset Allocation                                                    13,249

Investments in the Invesco Funds Sub-Accounts:
   Invesco LIT Government (b)                                                                 3,078
   Invesco LIT Growth and Income                                                             25,433
   Invesco UIF High Yield Class I (b)                                                         4,362
   Invesco UIF U.S. Small Mid Cap Value Class I (c)                                             996
   Invesco V. I. Basic Value                                                                 10,491
   Invesco V. I. Capital Appreciation                                                        24,652
   Invesco V. I. Core Equity                                                                  2,181
   Invesco V. I. Government Securities (d)                                                   30,395
   Invesco V. I. High Yield (d)                                                              30,500
   Invesco V. I. Mid Cap Core Equity                                                          8,979

Investments in the Invesco Funds (Class II) Sub-Accounts:
   Invesco LIT Mid Cap Growth (Class II)                                                      6,214

Investments in the Janus Aspen Series Sub-Accounts:
   Balanced                                                                                   6,036
   Enterprise                                                                                 2,717
   Flexible Bond                                                                              1,746
   Forty Portfolio                                                                            8,215
   Global Technology                                                                          4,112
   Mid Cap Value                                                                              1,262
   Overseas                                                                                   7,237

Investments in the Janus Aspen Series (Service Shares) Sub-Accounts:
   Balanced (Service Shares)                                                                 36,143
   Mid Cap Value (Service Shares)                                                            11,650
   Overseas (Service Shares)                                                                 15,140
   Worldwide (Service Shares)                                                                 5,453

Investments in the Lazard Retirement Series, Inc. Sub-Accounts:
   Emerging Markets Equity                                                                    2,943

(b)  For period beginning January 1, 2011, and ended April 29, 2011
(c)  Previously known as Invesco UIF U.S. Mid Cap Value Class I
(d)  For period beginning April 29, 2011, and ended December 31, 2011

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

5.   PURCHASES OF INVESTMENTS (CONTINUED)

                                                                                          Purchases
                                                                                         ----------
Investments in the Legg Mason Partners Variable Portfolios I, Inc Sub-Accounts:
   Legg Mason ClearBridge Variable Fundamental All Cap Value Class I (e)                 $   10,054
   Legg Mason ClearBridge Variable Large Cap Value Class I (f)                                2,775
   Legg Mason Western Asset Variable Global High Yield Bond                                  15,665

Investments in the MFS Variable Insurance Trust Sub-Accounts:
   MFS High Income                                                                           14,529
   MFS Investors Growth Stock                                                                 4,936
   MFS Investors Trust                                                                        1,632
   MFS New Discovery                                                                         40,638
   MFS Total Return                                                                          12,521
   MFS Utilities                                                                              7,259
   MFS Value                                                                                  8,147

Investments in the Oppenheimer Variable Account Funds Sub-Accounts:
   Oppenheimer Balanced                                                                       2,837
   Oppenheimer Core Bond                                                                      1,024
   Oppenheimer Global Securities (g)                                                          1,074
   Oppenheimer Global Strategic Income (h)                                                      986
   Oppenheimer Main Street Small & Mid Cap (i)                                               49,212
   Oppenheimer Small & MidCap Growth Fund (j)                                                10,343
   Oppenheimer Value                                                                          3,069

Investments in the Oppenheimer Variable Account Funds (SS) Sub-Accounts:
   Oppenheimer Global Securities (SS)                                                        37,312

Investments in the Panorama Series Fund, Inc. Sub-Accounts:
   Oppenheimer International Growth                                                          15,739

Investments in the PIMCO Variable Insurance Trust Sub-Accounts:
   Foreign Bond                                                                               7,669
   Money Market                                                                              19,184
   PIMCO Real Return                                                                         16,863
   PIMCO Total Return                                                                        24,319

Investments in the Putnam Variable Trust (Class IA) Sub-Accounts:
   VT High Yield (Class IA)                                                                   9,847
   VT International Value Fund (Class IA)                                                     5,894

Investments in the Rydex Variable Trust Sub-Accounts:
   Rydex SGI VT U.S. Long Short Momentum Fund                                                 3,257

(e)  Previously known as Legg Mason ClearBridge Variable Value Class I
(f)  Previously known as Legg Mason ClearBridge Variable Investors Class I
(g)  Previously known as Oppenheimer Global Securities IC
(h)  Previously known as Oppenheimer Strategic Bond
(i)  Previously known as Oppenheimer Main Street Small Cap Growth
(j)  Previously known as Oppenheimer Small & MidCap Fund

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

5.   PURCHASES OF INVESTMENTS (CONTINUED)

                                                                                          Purchases
                                                                                         ----------
Investments in the T. Rowe Price Equity Series, Inc. Sub-Accounts:
   T. Rowe Price Blue Chip Growth                                                        $   17,116
   T. Rowe Price Equity Income                                                               36,088

Investments in the The Alger Portfolios Sub-Accounts:
   Alger Balanced Class I-2                                                                   1,800
   Alger Capital Appreciation Class I-2                                                      20,622
   Alger Large Cap Growth Class I-2                                                          23,101
   Alger MidCap Growth Class I-2                                                             34,130

Investments in the The Universal Institutional Funds, Inc. Sub-Accounts:
   Morgan Stanley UIF Emerging Markets Class I (k)                                            2,978
   Morgan Stanley UIF Growth Class I (l)                                                      7,714
   Morgan Stanley UIF U.S. Real Estate Class I                                               10,122

Investments in the Van Eck Worldwide Insurance Trust Sub-Accounts:
   Van Eck Worldwide Emerging Markets                                                        11,462
   Van Eck Worldwide Hard Assets                                                             10,666
   Van Eck Worldwide Multi-Manager Alternatives                                               1,739
                                                                                         ----------
                                                                                         $1,427,939
                                                                                         ==========

(k)  Previously known as Morgan Stanley UIF Emerging Markets Equity Class I
(l)  Previously known as Morgan Stanley UIF Capital Growth Class I

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NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

6.   FINANCIAL HIGHLIGHTS

     A summary of units outstanding, accumulation unit values, net assets, net investment income ratios, and total return ratios by sub-accounts is presented below for each of the five years in the period ended December 31, 2011.

     ITEMS IN THE FOLLOWING TABLE ARE NOTATED AS FOLLOWS:

     * INVESTMENT INCOME RATIO - These amounts represent dividends, excluding realized gain distributions, received by the sub-account from the underlying mutual fund, net of management fees assessed by the Fund manager, divided by the average net assets. These ratios exclude those expenses that result in a reduction in the accumulation unit values or redemption of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying mutual fund in which the sub-account invests. The investment income ratio for each product may differ due to the timing of policy transactions.

          Sub-accounts with a date notation indicate the effective date of that investment option in the Account. Consistent with the total return the investment income ratio is calculated for the period or from the effective date through the end of the reporting period. The investment income ratio for closed funds is calculated from the beginning of period, or from the effective date, through the last day the fund was open.

     ** TOTAL RETURN - These amounts represent the total return for periods indicated, including changes in the value of the underlying Fund. The products currently sold through the Account do not contain expenses assessed through the reduction in the accumulation unit values. The ratio does not include any expenses assessed through the redemption of units. The total return is calculated as the change in the accumulation unit value during the reporting period, or the effective period if less than the reporting period, divided by the beginning of period accumulation unit value or the accumulation unit value on the effective date.

                                                  Consultant Accumulator and Consultant Protector Policies

                                                                                        For the year ended
                                                          At December 31,                  December 31,
                                                ----------------------------------  -------------------------
                                                          Accumulation                Investment     Total
                                                  Units    Unit Value   Net Assets  Income Ratio*   Return**
                                                --------  ------------  ----------  -------------  ----------
Investments in the
   DWS Investments Variable Insurance Trust
   Sub-Accounts:
      DWS VIP Equity 500 Index A
         2011                                      6,008  $      17.74  $  106,565           1.56%      1.83%
         2010                                      7,015         17.42     122,194           1.82       14.70
         2009                                      6,397         15.19      97,145           2.31       26.32
         2008                                      4,502         12.02      54,123           2.48      -37.15
         2007                                      4,087         19.13      78,180           1.54        5.30
      DWS VIP Small Cap Index A
         2011                                      1,755         22.33      39,190           0.75       -4.41
         2010                                      2,543         23.36      59,386           0.84       26.39
         2009                                      2,432         18.48      44,937           1.52       26.57
         2008                                      1,879         14.60      27,439           1.85      -34.12
         2007                                      1,950         22.16      43,218           0.88       -1.90
Investments in the
   DWS Variable Series II
   Sub-Account:
      DWS VIP Balanced A
         2011                                      4,065         12.15      49,398           1.77       -1.42
         2010                                      4,989         12.33      61,503           2.98       11.22
         2009                                      4,703         11.08      52,124           3.44       23.43
         2008                                      4,142          8.98      37,191           3.99      -27.33
         2007                                      3,662         12.36      45,245           3.10        4.84
Investments in the
   Fidelity Variable Insurance Products Fund
   Sub-Accounts:
      VIP Asset Manager
         2011                                      3,365         16.67      56,110           2.06       -2.56
         2010                                      3,282         17.11      56,166           1.76       14.26
         2009                                      3,050         14.98      45,679           2.56       29.11
         2008                                      2,538         11.60      29,435           3.03      -28.72
         2007                                      2,290         16.27      37,267           6.61       15.50

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NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

6.   FINANCIAL HIGHLIGHTS (CONTINUED)

                                                  Consultant Accumulator and Consultant Protector Policies
                                                                       (continued)

                                                                                        For the year ended
                                                          At December 31,                  December 31,
                                                ----------------------------------  -------------------------
                                                          Accumulation                Investment     Total
                                                  Units    Unit Value   Net Assets  Income Ratio*   Return**
                                                --------  ------------  ----------  -------------  ----------
Investments in the
   Fidelity Variable Insurance Products Fund
   Sub-Accounts (continued):
      VIP Contrafund
         2011                                     26,993  $      21.58  $  582,577           1.08%      -2.53%
         2010                                     26,014         22.14     576,003           1.24       17.22
         2009                                     25,304         18.89     477,986           1.60       35.71
         2008                                     15,800         13.92     219,920           1.20      -42.51
         2007                                     12,045         24.21     291,639           1.07       17.59
      VIP Equity-Income
         2011                                     26,307         16.14     424,671           2.70        0.97
         2010                                     24,332         15.99     389,013           1.91       15.15
         2009                                     21,827         13.88     303,058           2.45       30.21
         2008                                     17,091         10.66     182,241           3.20      -42.65
         2007                                     12,546         18.59     233,281           2.19        1.53
      VIP Growth
         2011                                     31,971         13.67     437,057           0.40        0.20
         2010                                     30,578         13.64     417,171           0.28       24.17
         2009                                     28,577         10.99     313,983           0.47       28.29
         2008                                     23,541          8.56     201,617           1.00      -47.17
         2007                                     18,772         16.21     304,302           0.77       26.96
      VIP Index 500
         2011                                     35,110         14.50     509,158           2.13        2.04
         2010                                     31,399         14.21     446,242           2.06       15.02
         2009                                     28,131         12.36     347,587           2.17       26.61
         2008                                     39,491          9.76     385,403           2.88      -37.00
         2007                                     25,589         15.49     396,389           3.80        5.44
      VIP Investment Grade Bond
         2011                                     14,731         15.63     230,238           3.38        7.33
         2010                                     14,489         14.56     210,984           3.92        7.80
         2009                                     12,542         13.51     169,411           8.69       15.72
         2008                                     11,828         11.67     138,067           3.80       -3.25
         2007                                      9,405         12.06     113,464           3.30        4.35
      VIP Money Market
         2011                                     13,270         14.62     193,987           0.11        0.11
         2010                                     12,459         14.60     181,940           0.19        0.24
         2009                                      8,555         14.57     124,632           0.73        0.72
         2008                                      7,574         14.46     109,546           2.94        3.02
         2007                                      4,723         14.04      66,300           4.67        5.22
      VIP Overseas
         2011                                     11,558         13.69     158,197           1.58      -17.16
         2010                                     10,188         16.52     168,343           1.43       13.11
         2009                                      9,091         14.61     132,802           2.29       26.53
         2008                                      7,397         11.54      85,397           3.44      -43.80
         2007                                      5,042         20.54     103,585           3.48       17.31

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NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

6.   FINANCIAL HIGHLIGHTS (CONTINUED)

                                                  Consultant Accumulator and Consultant Protector Policies
                                                                       (continued)

                                                                                        For the year ended
                                                          At December 31,                  December 31,
                                                ----------------------------------  -------------------------
                                                          Accumulation                Investment     Total
                                                  Units    Unit Value   Net Assets  Income Ratio*   Return**
                                                --------  ------------  ----------  -------------  ----------
Investments in the
   Ibbotson Fund
   Sub-Accounts:
      Aggressive Growth ETF Asset Allocation
         2011                                          -  $        N/A  $        -           1.35%     -4.85%
         2010                                        478         14.98       7,162           0.49       15.58
         2009                                        477         12.96       6,185           0.77       29.62
      Conservative ETF Asset Allocation
         2011                                          -           N/A           -           1.17        3.42
         2010                                        251         11.68       2,933           1.84        6.67
      Growth ETF Asset Allocation
         2011                                        655         13.97       9,151           1.41       -3.50
         2010                                      1,276         14.48      18,464           0.56       14.19
         2009                                      1,163         12.68      14,747           1.07       26.77
Investments in the Invesco Funds
   Sub-Accounts:
      Invesco LIT Government
         2011 (b)                                      -           N/A           -           4.46        1.08
         2010                                      2,122         12.91      27,410           0.19        5.23
         2009                                      1,914         12.27      23,487           6.66        0.98
         2008                                      1,613         12.15      19,608           4.74        1.81
         2007                                      1,709         11.94      20,400           3.90        7.33
      Invesco LIT Growth and Income
         2011                                      6,712         18.98     127,364           1.34       -2.01
         2010                                      6,232         19.37     120,682           0.09       12.51
         2009                                      5,923         17.21     101,954           3.93       24.37
         2008                                      5,187         13.84      71,789           1.88      -32.03
         2007                                      3,901         20.36      79,429           1.51        2.80
       Invesco UIF High Yield Class I
         2011 (b)                                      -           N/A           -          11.45        5.28
         2010                                      1,419         18.58      26,373           9.84       12.11
         2009                                      1,307         16.58      21,668           8.30       42.08
         2008                                      1,136         11.67      13,253           8.81      -22.86
         2007                                      1,089         15.12      16,467           8.73        4.01
      Invesco V.I. Basic Value
         2011                                      6,175          9.85      60,855           0.92       -3.05
         2010                                      5,854         10.16      59,500           0.60        7.35
         2009                                      5,453          9.47      51,629           1.84       48.00
         2008                                      4,458          6.40      28,521           1.16      -51.77
         2007                                      3,321         13.26      44,043           0.78        1.54
      Invesco V.I. Capital Appreciation
         2011                                     14,517         10.47     151,968           0.16       -7.91
         2010                                     13,837         11.37     157,302           0.73       15.49
         2009                                     13,146          9.84     129,396           0.68       21.08
         2008                                      9,279          8.13      75,438           0.00      -42.49
         2007                                      6,498         14.14      91,863           0.00       12.01

(b)  For period beginning January 1, 2011, and ended April 29, 2011

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NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

6.   FINANCIAL HIGHLIGHTS (CONTINUED)

                                                  Consultant Accumulator and Consultant Protector Policies
                                                                       (continued)

                                                                                        For the year ended
                                                          At December 31,                  December 31,
                                                ----------------------------------  -------------------------
                                                          Accumulation                Investment     Total
                                                  Units    Unit Value   Net Assets  Income Ratio*   Return**
                                                --------  ------------  ----------  -------------  ----------
Investments in the
   Invesco Funds
   Sub-Accounts (continued):
      Invesco V.I. Core Equity
         2011                                      1,048  $      11.58  $   12,136           0.99%      -0.06%
         2010                                      1,009         11.59      11,691           0.99        9.56
         2009                                        868         10.58       9,179           2.05       28.30
         2008                                        734          8.24       6,048           2.34      -30.14
         2007                                        179         11.80       2,113           1.20        8.12
      Invesco V. I. Government Securities
         2011 (d)                                  2,654         10.68      28,351           0.00        6.84
      Invesco V. I. High Yield
         2011 (d)                                  2,997          9.64      28,883           0.00       -3.63
      Invesco V.I. Mid Cap Core Equity
         2011                                      4,504         14.26      64,236           0.29       -6.38
         2010                                      5,157         15.23      78,574           0.55       14.11
         2009                                      5,041         13.35      67,301           1.50       30.21
         2008                                      3,667         10.25      37,599           1.77      -28.52
         2007                                      3,378         14.34      48,456           0.28        9.55
Investments in the
   Invesco Funds (Class II)
   Sub-Account:
      Invesco LIT Mid Cap Growth (Class II)
         2011                                      9,626         14.79     142,397           0.00       -9.36
         2010                                      9,599         16.32     156,652           0.00       27.27
         2009                                      9,793         12.82     125,574           0.00       56.37
         2008                                      2,610          8.20      21,399           0.00      -46.83
         2007                                      1,785         15.42      27,533           0.00       17.60
Investments in the Janus Aspen Series
   Sub-Account:
      Forty Portfolio
         2011                                      2,418         15.82      38,255           0.40       -6.69
         2010                                      2,074         16.96      35,170           0.36        6.75
         2009                                      1,751         15.88      27,809           0.04       46.33
         2008                                      1,274         10.85      13,824           0.17      -44.15
         2007                                      1,009         19.43      19,602           0.37       36.99
Investments in the
   Janus Aspen Series (Service Shares)
   Sub-Accounts:
      Balanced (Service Shares)
         2011                                      9,443         19.14     180,683           2.27        1.35
         2010                                      8,688         18.88     164,027           2.53        8.12
         2009                                      8,258         17.46     144,191           2.75       25.58
         2008                                      7,200         13.90     100,115           2.63      -16.06
         2007                                      5,913         16.56      97,944           2.41       10.29

(d)  For period beginning April 29, 2011, and ended December 31, 2011

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NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

6.   FINANCIAL HIGHLIGHTS (CONTINUED)

                                                  Consultant Accumulator and Consultant Protector Policies
                                                                       (continued)

                                                                                        For the year ended
                                                          At December 31,                  December 31,
                                                ----------------------------------  -------------------------
                                                          Accumulation                Investment     Total
                                                  Units    Unit Value   Net Assets  Income Ratio*   Return**
                                                --------  ------------  ----------  -------------  ----------
Investments in the
   Janus Aspen Series (Service Shares)
   Sub-Accounts (continued):
      Mid Cap Value (Service Shares)
         2011                                      4,931  $      16.64  $   82,049           0.59%      -2.98%
         2010                                      5,049         17.15      86,590           0.51       15.36
         2009                                      4,619         14.87      68,666           0.36       32.92
         2008                                      3,431         11.18      38,380           3.72      -27.90
         2007                                      2,648         15.51      41,082           3.67        7.17
      Overseas (Service Shares)
         2011                                      8,451          7.13      60,251           0.40      -32.34
         2010                                      7,493         10.54      78,950           0.53       25.02
         2009 (p)                                  7,648          8.43      64,464           0.44       79.07
         2008 (q) (r)                              5,481          4.71      25,799           7.07      -52.93
      Risk-Managed Core (Service Shares)
         2010 (o)                                      -           N/A           -           2.23        7.83
         2009                                        284         11.70       3,320           1.24       22.55
         2008                                        200          9.54       1,904           0.88      -36.24
         2007                                        137         14.97       2,056           0.60        6.13
      Worldwide (Service Shares)
         2011                                      2,115         14.43      30,520           0.48      -13.99
         2010                                      2,273         16.77      38,125           0.47       15.52
         2009                                      2,055         14.52      29,839           1.26       37.40
         2008                                      1,557         10.57      16,459           1.11      -44.81
         2007                                      1,226         19.15      23,480           0.61        9.36
Investments in the
   Lazard Retirement Series, Inc.
   Sub-Account:
      Emerging Markets Equity
         2011                                        480         45.19      21,674           1.77      -18.00
         2010                                        577         55.10      31,789           1.20       22.69
         2009                                        577         44.91      25,925           3.17       69.85
         2008                                        441         26.44      11,654           2.22      -48.72
         2007                                        529         51.57      27,273           1.27       33.30
Investments in the
   Legg Mason Partners Variable
   Portfolios I, Inc
   Sub-Accounts:
      Legg Mason ClearBridge Variable
      Fundamental All Cap Value Class I (e)
         2011                                      8,551          8.61      73,644          1.36        -6.20
         2010                                      8,916          9.18      81,867          1.76        16.60
         2009                                      7,958          7.87      62,661          1.39        29.36
         2008                                      6,810          6.09      41,452          2.06       -36.58
         2007 (s)                                  5,568          9.60      53,434          2.47        -4.03

(e)  Previously known as Legg Mason ClearBridge Variable Value Class I
(o)  For period beginning January 1, 2010, and ended April 30, 2010
(p)  Previously known as Janus Aspen Series International Growth (Service Shares)
(q)  On May 1, 2008 Foreign Stock (Service Shares) merged into Overseas (Services Shares)
(r)  For period beginning May 1, 2008 and ended December 31, 2008
(s)  For period beginning April 27, 2007 and ended December 31, 2007

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

6.   FINANCIAL HIGHLIGHTS (CONTINUED)

                                                  Consultant Accumulator and Consultant Protector Policies
                                                                       (continued)

                                                                                        For the year ended
                                                          At December 31,                  December 31,
                                                ----------------------------------  -------------------------
                                                          Accumulation                Investment     Total
                                                  Units    Unit Value   Net Assets  Income Ratio*   Return**
                                                --------  ------------  ----------  -------------  ----------
Investments in the
   Legg Mason Partners Variable
   Portfolios I, Inc
   Sub-Accounts (continued):
      Legg Mason ClearBridge Variable
      Large Cap Value Class I (f)
         2011                                      1,147  $      13.31  $   15,268           2.40%       4.95%
         2010                                      1,005         12.69      12,738           2.98        9.46
         2009                                        863         11.59      10,001           1.91       24.50
         2008                                        682          9.31       6,348           1.57      -35.62
         2007                                        589         14.46       8,523           2.05        3.90
      Legg Mason Western Asset
      Variable Global High Yield Bond
         2011                                      5,043         15.95      80,450           8.23        1.71
         2010                                      4,915         15.69      77,088           9.26       14.92
         2009                                      4,566         13.65      62,317          11.45       55.55
         2008                                      3,914          8.77      34,343          13.95      -30.82
         2007                                      2,902         12.68      36,805           8.51       -0.07
Investments in the
   MFS Variable Insurance Trust
   Sub-Accounts:
      MFS High Income
         2011                                      4,223         15.47      65,338           9.37        4.10
         2010                                      3,868         14.86      57,494           6.97       14.73
         2009                                      3,378         12.95      43,765           7.65       45.55
         2008                                      2,731          8.90      24,306           9.55      -28.49
         2007                                      1,443         12.45      17,966           5.14        1.77
      MFS Investors Growth Stock
         2011                                      2,070         13.71      28,392           0.55        0.58
         2010                                      1,874         13.64      25,551           0.40       12.47
         2009                                      1,602         12.12      19,417           0.67       39.55
         2008                                      1,278          8.69      11,106           0.61      -36.87
         2007                                        996         13.76      13,708           0.31       11.36
      MFS Investors Trust
         2011                                        543         13.36       7,262           0.94       -2.18
         2010                                        523         13.66       7,141           1.12       11.10
         2009                                        415         12.30       5,104           1.57       26.90
         2008                                        351          9.69       3,398           0.90      -33.08
         2007                                        224         14.48       3,243           0.82       10.31
      MFS New Discovery
         2011                                      7,444         26.53     197,474           0.00      -10.27
         2010                                      7,838         29.56     231,702           0.00       36.34
         2009                                      8,000         21.68     173,463           0.00       63.18
         2008                                      3,356         13.29      44,595           0.00      -39.33
         2007                                      2,528         21.90      55,374           0.00        2.52
      MFS Total Return
         2011                                      3,390         19.35      65,584           2.68        1.77
         2010                                      3,078         19.01      58,523           2.52        9.93
         2009                                      2,526         17.29      43,684           2.95       18.03
         2008                                      1,882         14.65      27,569           3.36      -22.13
         2007                                      1,783         18.81      33,555           2.27        4.21

(f)  Previously known as Legg Mason ClearBridge Variable Investors Class I

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

6.   FINANCIAL HIGHLIGHTS (CONTINUED)

                                                  Consultant Accumulator and Consultant Protector Policies
                                                                       (continued)

                                                                                        For the year ended
                                                          At December 31,                  December 31,
                                                ----------------------------------  -------------------------
                                                          Accumulation                Investment     Total
                                                  Units    Unit Value   Net Assets  Income Ratio*   Return**
                                                --------  ------------  ----------  -------------  ----------
Investments in the
   MFS Variable Insurance Trust
   Sub-Accounts (continued):
      MFS Utilities
         2011                                      2,054  $      35.98  $   73,896           3.33%       6.78%
         2010                                      2,057         33.69      69,297           2.56       13.81
         2009                                      1,386         29.60      41,033           4.54       33.22
         2008                                      1,208         22.22      26,844           1.82      -37.67
         2007                                      1,084         35.65      38,650           0.95       27.90
      MFS Value
         2011                                      3,757         14.49      54,442           1.53       -0.30
         2010                                      3,383         14.53      49,175           1.34       11.53
         2009                                      2,749         13.03      35,827           1.18       22.71
         2008                                      1,944         10.62      20,648           1.20      -32.58
         2007                                      1,282         15.75      20,197           0.92        7.91
Investments in the
   Oppenheimer Variable Account Funds
   Sub-Accounts:
      Oppenheimer Main Street
      Small & Mid Cap (i)
         2011                                     15,500         23.52     364,624           0.59       -2.21
         2010                                     15,179         24.06     365,132           0.56       23.41
         2009                                     14,544         19.49     283,513           0.82       37.20
         2008                                     12,788         14.21     181,701           0.49      -37.83
         2007                                      9,509         22.85     217,321           0.31       -1.21
Oppenheimer Small & MidCap
   Growth Fund (j)
         2011                                      5,706         11.29      64,441           0.00        1.10
         2010                                      5,204         11.17      58,138           0.00       27.46
         2009                                      4,676          8.76      40,984           0.00       32.61
         2008                                      3,200          6.61      21,146           0.00      -49.07
         2007                                      1,613         12.98      20,934           0.00        6.33
Oppenheimer Variable Account
   Funds (SS) Sub-Accounts:
      Oppenheimer Global Securities (SS)
         2011                                     16,272         14.67     238,675           1.04       -8.53
         2010                                     15,406         16.03     247,027           1.14       15.70
         2009                                     15,031         13.86     208,314           1.63       39.35
         2008                                     11,408          9.94     113,449           1.15      -40.33
         2007                                      7,085         16.67     118,087           0.99        6.08
Investments in the
   Panorama Series Fund, Inc.
   Sub-Account:
      Oppenheimer International Growth
         2011                                      3,157         29.12      91,942           0.95       -7.16
         2010                                      3,556         31.37     111,569           1.11       14.76
         2009                                      3,345         27.34      91,433           0.86       39.24
         2008                                      1,471         19.63      28,874           1.07      -42.64
         2007                                      1,240         34.22      42,441           0.86       12.61

(i)  Previously known as Oppenheimer Main Street Small Cap Growth
(j)  Previously known as Oppenheimer Small & MidCap Fund

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

6.   FINANCIAL HIGHLIGHTS (CONTINUED)

                                                  Consultant Accumulator and Consultant Protector Policies
                                                                       (continued)

                                                                                        For the year ended
                                                          At December 31,                  December 31,
                                                ----------------------------------  -------------------------
                                                          Accumulation                Investment     Total
                                                  Units    Unit Value   Net Assets  Income Ratio*   Return**
                                                --------  ------------  ----------  -------------  ----------
Investments in the
   PIMCO Advisors Variable Insurance Trust
   Sub-Accounts:
      Premier VIT NACM Small Cap Class I
         2010 (o)                                      -  $        N/A  $        -           0.12%      16.52%
         2009                                      3,522         10.28      36,222           0.05       15.58
         2008                                      2,887          8.90      25,686           0.00      -41.63
         2007                                      2,612         15.24      39,819           0.00        0.58
Investments in the PIMCO Variable
   Insurance Trust
   Sub-Accounts:
      Foreign Bond
         2011                                      2,833         16.74      47,426           2.09        6.77
         2010                                      3,091         15.68      48,464           1.89        8.49
         2009                                      2,647         14.45      38,263           3.84       15.64
         2008                                      2,239         12.50      27,987           3.18       -2.39
         2007                                      1,968         12.80      25,200           3.47        3.63
      Money Market
         2011                                     10,871         11.72     127,446           0.06        0.06
         2010                                     11,928         11.72     139,747           0.05        0.05
         2009                                     13,154         11.71     154,044           0.11        0.12
         2008                                     13,341         11.70     156,049           2.17        2.25
         2007                                     10,433         11.44     119,360           4.72        4.88
      PIMCO Real Return
         2011                                      5,072         16.39      83,121           2.13       11.68
         2010                                      4,840         14.67      71,036           1.47        8.11
         2009                                      4,059         13.57      55,103           3.72       18.39
         2008                                      4,466         11.47      51,199           3.50       -7.04
         2007                                      1,820         12.33      22,453           4.05       10.68
      PIMCO Total Return
         2011                                      8,448         18.17     153,532           2.63        3.61
         2010                                      8,444         17.54     148,116           2.43        8.10
         2009                                      7,591         16.23     123,171           5.87       14.09
         2008                                      8,943         14.22     127,195           4.54        4.80
         2007                                      7,792         13.57     105,753           4.65        8.77
Investments in the
   Putnam Variable Trust (Class IA)
   Sub-Accounts:
      VT High Yield (Class IA)
         2011                                      2,409         21.03      50,668           8.10        1.85
         2010                                      2,556         20.65      52,758           7.26       14.54
         2009                                      2,386         18.03      43,006          11.85       50.31
         2008                                      2,446         11.99      29,338           9.75      -26.01
         2007                                      2,103         16.21      34,086           7.59        3.31

(o)  For period beginning January 1, 2010, and ended April 30, 2010

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

6.   FINANCIAL HIGHLIGHTS (CONTINUED)

                                                   Consultant Accumulator and Consultant Protector Policies
                                                                         (continued)

                                                                                        For the year ended
                                                          At December 31,                  December 31,
                                                ----------------------------------  -------------------------
                                                          Accumulation                Investment     Total
                                                  Units    Unit Value   Net Assets  Income Ratio*   Return**
                                                --------  ------------  ----------  -------------  ----------
Investments in the
   Putnam Variable Trust (Class IA)
   Sub-Accounts (continued):
      VT International Value Fund (Class IA)
         2011                                      3,296  $      18.12  $   59,712           2.89%     -13.52%
         2010                                      3,260         20.95      68,268           3.02        7.42
         2009                                      2,831         19.50      55,202           0.00       26.39
         2008                                        640         15.43       9,873           2.10      -45.85
         2007                                        477         28.49      13,588           1.72        7.29
Investments in the
   Rydex Variable Trust
   Sub-Account:
      Rydex SGI VT U.S. Long Short
      Momentum Fund
         2011                                      1,236         18.45      22,818           0.00       -6.56
         2010                                      1,474         19.75      29,098           0.00       11.21
         2009                                      1,456         17.76      25,851           0.09       27.29
         2008                                      1,610         13.95      22,461           0.00      -40.73
         2007                                      1,250         23.54      29,417           0.00       22.75
Investments in the
   T. Rowe Price Equity Series, Inc.
   Sub-Accounts:
      T. Rowe Price Blue Chip Growth
         2011                                      8,672         13.80     119,668           0.00        1.52
         2010                                      8,318         13.59     113,076           0.00       16.39
         2009                                      7,340         11.68      85,727           0.00       42.18
         2008                                      5,496          8.21      45,141           0.13      -42.51
         2007                                      3,715         14.29      53,071           0.51       12.74
      T. Rowe Price Equity Income
         2011                                     13,429         18.89     253,733           1.76       -0.71
         2010                                     13,159         19.03     250,426           1.86       15.02
         2009                                     11,734         16.55     194,145           1.91       25.60
         2008                                      9,716         13.17     127,992           2.60      -36.11
         2007                                      6,872         20.62     141,692           1.82        3.26
Investments in the
   The Alger Portfolios
   Sub-Accounts:
      Alger Capital Appreciation Class I-2
         2011                                      5,553         23.96     133,058           0.11       -0.30
         2010                                      5,344         24.03     128,428           0.37       14.03
         2009                                      5,075         21.08     106,976           0.00       51.10
         2008                                      5,276         13.95      73,589           0.00      -45.13
         2007                                      5,044         25.42     128,238           0.00       33.53
      Alger Large Cap Growth Class I-2
         2011                                     11,024         14.60     160,913           1.00       -0.35
         2010                                     10,598         14.65     155,240           0.70       13.39
         2009                                      9,523         12.92     123,017           0.63       47.57
         2008                                      8,327          8.75      72,895           0.23      -46.15
         2007                                      6,934         16.26     112,734           0.33       19.94
      Alger MidCap Growth Class I-2
         2011                                     10,010         20.32     203,354           0.33       -8.27
         2010                                      9,558         22.15     211,696           0.00       19.38
         2009                                      9,074         18.55     168,346           0.00       51.70
         2008                                      7,504         12.23      91,766           0.16      -58.36
         2007                                      5,921         29.37     173,868           0.00       31.56

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

6.   FINANCIAL HIGHLIGHTS (CONTINUED)

                                                   Consultant Accumulator and Consultant Protector Policies
                                                                         (continued)

                                                                                        For the year ended
                                                          At December 31,                  December 31,
                                                ----------------------------------  -------------------------
                                                          Accumulation                Investment     Total
                                                  Units    Unit Value   Net Assets  Income Ratio*   Return**
                                                --------  ------------  ----------  -------------  ----------
Investments in the
   The Universal Institutional Funds,
   Inc. Sub-Accounts:
      Morgan Stanley UIF Growth Class I (l)
         2011                                      2,365  $      16.05  $   37,951           0.11%      -2.80%
         2010                                      2,298         16.51      37,951           0.12       22.86
         2009                                      2,165         13.44      29,092           0.00       65.55
         2008                                      2,018          8.12      16,385           0.21      -49.19
         2007                                      1,617         15.98      25,828           0.00       21.91
      Morgan Stanley UIF U.S. Real
      Estate Class I
         2011                                      3,146         28.15      88,574           0.85        5.92
         2010                                      3,474         26.58      92,321           2.08       29.96
         2009                                      3,452         20.45      70,591           2.70       28.36
         2008                                      2,470         15.93      39,354           3.79      -37.89
         2007                                      1,677         25.65      43,022           1.10      -17.07
Investments in the
   Van Eck Worldwide Insurance Trust
   Sub-Accounts:
      Van Eck Worldwide Emerging Markets
         2011                                      3,443         22.83      78,589           1.02      -25.74
         2010                                      3,909         30.74     120,161           0.56       26.84
         2009                                      4,286         24.23     103,861           0.11      113.17
         2008                                      2,424         11.37      27,559           0.00      -64.78
         2007                                      1,471         32.28      47,464           0.22       37.61
      Van Eck Worldwide Hard Assets
         2011                                      1,749         31.76      55,551           1.17      -16.45
         2010                                      1,563         38.01      59,427           0.29       29.23
         2009                                      1,615         29.41      47,517           0.21       57.54
         2008                                      1,186         18.67      22,141           0.26      -46.12
         2007                                        617         34.66      21,367           0.09       45.36
      Van Eck Worldwide Multi-
      Manager Alternatives
         2011                                      1,196         11.42      13,655           0.85       -2.27
         2010                                      1,108         11.68      12,944           0.00        4.97
         2009                                      1,204         11.13      13,397           0.25       13.87
         2008                                      1,146          9.78      11,202           0.05      -13.10
         2007                                        386         11.25       4,340           0.65        4.05

(l)  Previously known as Morgan Stanley UIF Capital Growth Class I

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

6.   FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                  Total Accumulator Policies

                                                                                        For the year ended
                                                          At December 31,                  December 31,
                                                ----------------------------------  -------------------------
                                                          Accumulation                Investment     Total
                                                  Units    Unit Value   Net Assets  Income Ratio*   Return**
                                                --------  ------------  ----------  -------------  ----------
Investments in the
   AllianceBernstein Fund
   Sub-Accounts:
      VPS Growth & Income Class A
         2011                                        444  $       9.36  $    4,153           1.25%       6.32%
         2010                                        309          8.80       2,718           0.00       13.09
         2009                                        149          7.79       1,158           3.99       20.82
         2008 (r)                                     51          6.44         329           0.00      -35.56
      VPS International Growth Class A
         2011                                      1,289          6.98       9,002           3.20      -15.85
         2010                                        784          8.30       6,501           2.09       12.90
         2009                                        264          7.35       1,939           1.55       39.58
         2008 (r)                                     37          5.26         197           0.00      -47.35
      VPS International Value Class A
         2011                                        771          5.47       4,219           5.27      -19.25
         2010                                        467          6.78       3,165           4.39        4.59
         2009                                        162          6.48       1,052           1.97       34.68
         2008 (r)                                     47          4.81         224           0.00      -51.89
      VPS Small Cap Growth Class A
         2011                                        656         12.35       8,105           0.00        4.46
         2010                                        444         11.82       5,246           0.00       36.90
         2009                                        315          8.63       2,720           0.00       41.76
      VPS Small/Mid Cap Value Class A
         2011                                         52         10.40         537           0.43       -8.39
         2010                                         86         11.35         972           0.11       26.91
         2009                                          8          8.95          74           0.35       42.86
Investments in the
   Fidelity Variable Insurance Products Fund
   Sub-Accounts:
      VIP Contrafund
         2011                                      1,735          9.39      16,287           1.08       -2.53
         2010                                        978          9.63       9,419           1.24       17.22
         2009                                        254          8.21       2,090           1.60       35.71
         2008 (r)                                     34          6.05         207           1.20      -39.47
      VIP Emerging Markets
         2011                                        282          9.03       2,546           1.37      -21.01
         2010 (m)                                    140         11.43       1,603           1.50       14.35
      VIP Equity-Income
         2011                                      1,487          8.91      13,244           2.70        0.97
         2010                                      1,089          8.82       9,606           1.91       15.15
         2009                                        256          7.66       1,958           2.45       30.21
         2008 (r)                                     70          5.88         413           3.20      -41.16
      VIP Growth
         2011                                      2,253          9.15      20,609           0.40        0.20
         2010                                      1,602          9.13      14,623           0.28       24.17
         2009                                        810          7.35       5,952           0.47       28.29
         2008 (r)                                     51          5.73         293           1.00      -42.70
      VIP Growth & Income
         2011                                      1,260          9.04      11,397           2.18        1.61
         2010                                        857          8.90       7,627           1.14       14.87
         2009                                         97          7.75         754           1.78       27.20
      VIP High Income
         2011                                        770         12.62       9,721           9.47        4.03
         2010                                        346         12.13       4,192          12.54       13.82
         2009                                         65         10.66         688          13.47       43.96

(m)  For period beginning April 30, 2010 and ended December 31, 2010
(r)  For period beginning May 1, 2008 and ended December 31, 2008

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

6.   FINANCIAL HIGHLIGHTS (CONTINUED)

                                                            Total Accumulator Policies (continued)

                                                                                        For the year ended
                                                          At December 31,                  December 31,
                                                ----------------------------------  -------------------------
                                                          Accumulation                Investment     Total
                                                  Units    Unit Value   Net Assets  Income Ratio*   Return**
                                                --------  ------------  ----------  -------------  ----------
Investments in the
   Fidelity Variable Insurance Products Fund
   Sub-Accounts (continued):
      VIP Index 500 - Service Class
         2011                                      3,884  $       9.66  $   37,515           2.22%       1.93%
         2010                                      2,796          9.48      26,496           2.38       14.91
         2009                                      1,376          8.25      11,343           3.43       26.48
         2008 (r)                                    217          6.52       1,417           5.31      -34.81
      VIP Investment Grade Bond
         2011                                      1,082         12.85      13,901           3.38        7.33
         2010                                        689         11.97       8,242           3.92        7.80
         2009                                        215         11.10       2,389           8.69       15.72
         2008 (r)                                     19          9.59         178           3.80       -4.05
      VIP Mid Cap
         2011                                      1,007         10.23      10,299           0.36      -10.61
         2010                                        499         11.45       5,714           0.53       28.83
         2009                                        131          8.88       1,163           0.88       40.09
         2008 (r)                                     16          6.34         100           0.80      -36.58
      VIP Money Market
         2011                                      2,524         10.29      25,964           0.11        0.11
         2010                                      1,728         10.28      17,759           0.19        0.24
         2009                                        797         10.25       8,167           0.73        0.72
         2008 (r)                                    203         10.18       2,064           2.94        1.77
      VIP Real Estate
         2011                                      1,010         10.38      10,490           1.46        8.09
         2010                                        585          9.61       5,624           1.75       30.42
         2009                                        250          7.37       1,838           3.43       37.69
         2008 (r)                                     61          5.35         329           7.34      -46.51
      VIP Value Strategies
         2011                                        324          9.40       3,049           1.29       -8.81
         2010                                        206         10.31       2,127           0.88       26.63
         2009                                         26          8.14         215           0.89       57.59
Investments in the
   Franklin Templeton Investments
   Sub-Accounts:
      VIP Global Asset Allocation
         2010 (n)                                      -           N/A           -           7.80        4.00
         2009                                         25          9.28         236           0.00       22.21
      VIP Global Income Securities
         2011                                        396         13.72       5,437           5.74       -0.61
         2010                                        207         13.81       2,857           1.16       14.71
         2009                                         83         12.04       1,005           6.43       18.98
         2008 (r)                                     12         10.12         124           0.00        1.17
      VIP High Income Securities
         2011                                      1,204         12.82      15,445           6.30        4.63
         2010                                        251         12.26       3,078           5.85       13.71
         2009                                         42         10.78         450           0.82       42.99
      VIP Income Securities
         2011                                        380         11.01       4,186           6.31        2.71
         2010                                        221         10.72       2,365           7.95       12.87
         2009                                         79          9.50         750           7.01       35.88
         2008 (r)                                     31          6.99         213           0.00      -30.12
      VIP Mutual Global
      Discovery Securities (a)
         2011                                         91         10.10         921           2.33       -2.73
         2010                                         43         10.38         443           1.56       12.24
         2009                                         10          9.25          90           1.08       23.63

(a)  Previously known as VIP Mutual Global Discovery Securities Class I
(n)  For period beginning January 1, 2010, and ended April 23, 2010
(r)  For period beginning May 1, 2008 and ended December 31, 2008

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

6.   FINANCIAL HIGHLIGHTS (CONTINUED)

                                                            Total Accumulator Policies (continued)

                                                                                        For the year ended
                                                          At December 31,                  December 31,
                                                ----------------------------------  -------------------------
                                                          Accumulation                Investment     Total
                                                  Units    Unit Value   Net Assets  Income Ratio*   Return**
                                                --------  ------------  ----------  -------------  ----------
Investments in the
   Franklin Templeton Investments Fund
   Sub-Accounts (continued):
      VIP Mutual Shares Securities
         2011                                        222  $       9.27  $    2,057           2.69%      -0.79%
         2010                                        148          9.34       1,383           2.22       11.47
         2009                                         60          8.38         507           2.57       26.35
      VIP Small Cap Value Securities
         2011                                      1,449         10.56      15,299           0.88       -3.53
         2010                                        941         10.94      10,300           0.82       28.49
         2009                                        304          8.52       2,588           1.42       29.54
         2008 (r)                                     83          6.57         548           0.00      -34.27
      VIP Small-Mid Cap Growth Securities
         2011                                        526         10.71       5,632           0.00       -4.59
         2010                                        399         11.22       4,481           0.00       27.94
         2009                                        215          8.77       1,885           0.00       43.95
      VIP Strategic Income Securities
         2011                                        241         12.50       3,017           6.03        2.78
         2010                                        137         12.16       1,676           3.63       11.21
         2009                                         47         10.94         518           5.09       26.11
         2008 (r)                                     13          8.67         114           0.00      -13.27
      VIP U.S. Government
         2011                                        230         12.16       2,799           3.34        5.96
         2010                                        163         11.48       1,866           3.18        5.56
         2009                                         55         10.87         593           1.40        3.34
Investments in the Ibbotson Fund
   Sub-Accounts:
      Aggressive Growth ETF Asset Allocation
         2011                                      4,822          9.21      44,387           1.35       -4.85
         2010                                      2,581          9.67      24,973           0.49       15.58
         2009                                      1,908          8.37      15,970           0.77       27.79
         2008 (r)                                    227          6.55       1,485           1.09      -34.50
      Balanced ETF Asset Allocation
         2011                                      4,365         10.21      44,544           1.31       -0.56
         2010                                      3,258         10.26      33,442           0.81       11.85
         2009                                      2,973          9.18      27,280           1.53       19.74
         2008 (r)                                    144          7.66       1,103           2.89      -23.37
      Conservative ETF Asset Allocation
         2011                                      1,015         11.17      11,338           1.17        3.42
         2010                                      1,082         10.80      11,684           1.84        6.67
         2009                                        496         10.12       5,018           0.99        8.57
         2008 (r)                                     90          9.32         837           1.71       -6.75
      Growth ETF Asset Allocation
         2011                                      8,616          9.60      82,711           1.41       -3.50
         2010                                      5,683          9.95      56,537           0.56       14.19
         2009                                     10,926          8.71      95,193           1.07       24.94
         2008 (r)                                  2,767          6.97      19,294           0.21      -30.27
      Income & Growth ETF Asset Allocation
         2011                                      2,160         10.69      23,096           1.29        1.37
         2010                                      1,196         10.55      12,612           0.94        9.04
         2009                                        697          9.67       6,739           1.57       13.72
         2008 (r)                                    183          8.50       1,558           6.99      -14.95

(r)  For period beginning May 1, 2008 and ended December 31, 2008

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

6.   FINANCIAL HIGHLIGHTS (CONTINUED)

                                                            Total Accumulator Policies (continued)

                                                                                        For the year ended
                                                          At December 31,                  December 31,
                                                ----------------------------------  -------------------------
                                                          Accumulation                Investment     Total
                                                  Units    Unit Value   Net Assets  Income Ratio*   Return**
                                                --------  ------------  ----------  -------------  ----------
Investments in the Invesco Funds
   Sub-Accounts:
      Invesco LIT Government
         2011 (b)                                      -  $          -  $        -           4.46%       1.08%
         2010                                         22         10.81         242           0.19        5.23
         2009                                          4         10.27          39           6.66        0.98
      Invesco LIT Growth and Income
         2011                                        642          9.64       6,191           1.34       -2.01
         2010                                        272          9.84       2,679           0.09       12.51
         2009                                        104          8.75         908           3.93       24.37
         2008 (r)                                     15          7.03         106           1.88      -29.68
      Invesco UIF U.S. Small Mid
      Cap Value Class I (c)
         2011                                        138         10.46       1,441           0.80        0.92
         2010                                        272          9.84       2,679           0.09       12.51
         2009                                         35          8.47         296           1.26       39.21
      Invesco V. I. Government Securities
         2011 (d)                                     37         10.68         397           0.00        6.84
Investments in the Janus Aspen Series
   Sub-Accounts:
      Balanced
         2011                                        848         11.56       9,804           2.51        1.64
         2010                                        618         11.37       7,023           3.27        8.39
         2009                                        166         10.49       1,742           2.28       25.89
      Enterprise
         2011                                        633          9.98       6,322           0.00       -1.42
         2010                                        377         10.13       3,821           0.00       25.85
      Flexible Bond
         2011                                        231         13.47       3,116           4.48        6.74
         2010                                        126         12.62       1,591           3.73        7.97
         2009                                         65         11.69         755           3.02       13.22
      Forty Portfolio
         2011                                        122          7.94         967           0.40       -6.69
         2010                                         29          8.51         246           0.36        6.75
         2009                                         14          7.97         109           0.04       46.33
      Global Life Sciences
         2010 (o)                                      -           N/A           -           0.31        1.94
         2009                                         58          9.48         547           0.00       25.79
      Global Technology
         2011                                        612         10.70       6,547           0.00       -8.68
         2010                                        306         11.72       3,589           0.00       24.83
         2009                                        109          9.39       1,027           0.00       57.09
      Mid Cap Value
         2011                                        137         10.71       1,464           0.96       -2.64
         2010                                         47         11.01         517           0.87       15.66
         2009                                         11          9.51         103           0.51       33.69
      Overseas
         2011                                      1,821          7.15      13,024           0.46      -32.17
         2010                                      1,155         10.54      12,179           0.68       25.31
         2009                                        391          8.41       3,290           0.61       79.56
         2008 (r)                                     48          4.69         224           0.00      -53.15
      Research Core Portfolio
         2010 (o)                                      -           N/A           -           1.43        6.85
         2009                                          3          8.29          23           0.26       35.80

(b)  For period beginning January 1, 2011, and ended April 29, 2011
(c)  Previously known as Invesco UIF U.S. Mid Cap Value Class I
(d)  For period beginning April 29, 2011, and ended December 31, 2011
(o)  For period beginning January 1, 2010, and ended April 30, 2010
(r)  For period beginning May 1, 2008 and ended December 31, 2008

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

6.   FINANCIAL HIGHLIGHTS (CONTINUED)

                                                            Total Accumulator Policies (continued)

                                                                                        For the year ended
                                                          At December 31,                  December 31,
                                                ----------------------------------  -------------------------
                                                          Accumulation                Investment     Total
                                                  Units    Unit Value   Net Assets  Income Ratio*   Return**
                                                --------  ------------  ----------  -------------  ----------
Investments in the
   Oppenheimer Variable Account Funds
   Sub-Accounts:
      Oppenheimer Balanced
         2011                                        632  $       8.08  $    5,102           1.83%       0.72%
         2010                                        385          8.02       3,086           0.38       12.91
         2009                                         55          7.10         389           0.00       21.89
         2008 (r)                                      -          5.83           -           0.00      -41.72
      Oppenheimer Core Bond
         2011                                        194          8.05       1,560           4.29        8.27
         2010                                         85          7.44         634           1.99       11.41
         2009                                         97          6.68         648           0.00        9.61
      Oppenheimer Global Securities (g)
         2011                                        216          9.28       2,003           1.14       -8.29
         2010                                        139         10.11       1,401           0.68       15.96
         2009                                         24          8.72         211           0.00       39.77
         2008 (r)                                      -          6.24           -           0.00      -37.60
      Oppenheimer Global Strategic Income (h)
         2011                                        118         11.46       1,350           2.46        0.85
         2010                                         67         11.36         771           4.08       14.97
         2009                                         20          9.88         203           0.00       18.83
      Oppenheimer Main Street
      Small & Mid Cap (i)
         2011                                      1,104         10.75      11,865           0.59       -2.21
         2010                                        538         10.99       5,910           0.56       23.41
         2009                                         58          8.91         520           0.82       37.20
      Oppenheimer Value
         2011                                        466         10.70       4,988           0.94       -4.93
         2010                                        397         11.26       4,463           0.58       18.85
         2009                                         65          9.47         612           0.55       45.08
Investments in the Panorama Series Fund, Inc.
   Sub-Account:
   Oppenheimer
      International Growth
         2011                                      1,524          8.84      13,474           0.95       -7.16
         2010                                        993          9.52       9,453           1.11       14.76
         2009                                        535          8.30       4,442           0.86       39.24
         2008 (r)                                     39          5.96         231           1.07      -40.39
Investments in the The Alger Portfolios
   Sub-Accounts:
      Alger Balanced Class I-2
         2011                                        123         10.14       1,250           0.83        0.03
         2010                                        199         10.14       2,021           3.09       10.33
         2009                                         78          9.19         718           0.00       29.25
      Alger Capital Appreciation Class I-2
         2011                                        463         10.50       4,859           0.11       -0.30
         2010                                        229         10.53       2,413           0.37       14.03
         2009                                         19          9.23         171           0.00       51.10
      Alger Large Cap Growth Class I-2
         2011                                        491          9.72       4,772           1.00       -0.35
         2010                                        371          9.75       3,622           0.70       13.39
         2009                                        172          8.60       1,482           0.63       47.57
         2008                                         34          5.83         198           0.23      -41.72

(g)  Previously known as Oppenheimer Global Securities IC
(h)  Previously known as Oppenheimer Strategic Bond
(i)  Previously known as Oppenheimer Main Street Small Cap Growth
(r)  For period beginning May 1, 2008 and ended December 31, 2008

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

6.   FINANCIAL HIGHLIGHTS (CONTINUED)

                                                            Total Accumulator Policies (continued)

                                                                                        For the year ended
                                                          At December 31,                  December 31,
                                                ----------------------------------  -------------------------
                                                          Accumulation                Investment     Total
                                                  Units    Unit Value   Net Assets  Income Ratio*   Return**
                                                --------  ------------  ----------  -------------  ----------
Investments in the The Alger Portfolios
   Sub-Accounts (continued):
      Alger MidCap Growth Class I-2
         2011                                        913  $       7.99  $    7,292           0.33%      -8.27%
         2010                                        234          8.71       2,039           0.00       19.38
         2009                                        118          7.29         861           0.00       51.70
         2008 (r)                                     39          4.81         185           0.16      -51.92
Investments in the
   The Universal Institutional Funds, Inc.
   Sub-Accounts:
      Morgan Stanley UIF
      Emerging Markets Class I (k)
         2011                                        750          7.62       5,714           0.40      -18.22
         2010                                        438          9.31       4,082           0.57       19.02
         2009                                        188          7.83       1,472           0.00       69.84
         2008 (r)                                     49          4.61         225           0.00      -53.93
      Morgan Stanley UIF Growth Class I (l)
         2011                                         60         10.36         622           0.11       -2.80
         2010                                         28         10.65         295           0.12       22.86
         2009                                          2          8.67          21           0.00       65.55

(k)  Previously known as Morgan Stanley UIF Emerging Markets Equity Class I
(l)  Previously known as Morgan Stanley UIF Capital Growth Class I
(r)  For period beginning May 1, 2008 and ended December 31, 2008

                                     PART C

                               OTHER INFORMATION


Item 26.  FINANCIAL STATEMENTS AND EXHIBITS

(a) Resolution of the Board of Directors of Allstate Life Insurance Company of New York authorizing establishment of the Allstate Life of New York Variable Life Separate Account A dated August 1, 1996./1

(b)  Not  Applicable

(c)  (i)  Form  of  Principal  Underwriting  Agreement.  /2

     (ii) Form  of  Selling  Agreement.  /2

     (iii) Form of Schedule of Sales Commissions. /2

(d) Form of Contract for the Consultant Protector Flexible Premium Variable Universal Life Policy. /1

(e) Form of Application for the Consultant Protector Flexible Premium Variable Universal Life Policy /1

(f) Restated Certificate of Incorporation of Allstate Life Insurance Company of New York (Previously filed in Depositor's Form 10-K annual report dated March 30, 1999 and incorporated herein by reference).

(g)  Not Applicable

(h)  Fund Participation Agreements:

     (1) Form of Participation Agreement by and among AIM Variable Insurance Funds, AIM Distributors, Inc, Allstate Life Insurance Company of New York, and Allstate Life Financial Services, Inc./1

     (2) Form of Participation Agreement among the Alger American Fund, Allstate Life Insurance Company of New York & Fred Alger and Company, Incorporated./1

     (3) Form of Participation Agreement among Allstate Life Insurance Company of New York, Variable Insurance Products Fund and Fidelity Distributors Corporation./1

     (4) Form of Participation Agreement among Allstate Life Insurance Company of New York, Variable Insurance Products Fund II and Fidelity Distributors Corporation./1

     (5) Form of Fund Participation Agreement (Service Shares) between Janus Aspen Series and Allstate Life Insurance Company of New York./1

     (6) Form of Participation Agreement among Allstate Life Insurance Company of New York, Lazard Asset Management and Lazard Retirement Series, Inc. /1

     (7) Form of Participation Agreement between Allstate Life Insurance Company of New York, LSA Variable Series Trust and LSA Asset Management, LLC./1

     (8) Form of Participation Agreement among MFS Variable Insurance Trust, Allstate Life Insurance Company of New York, and Massachusetts Financial Services Company./1

     (9) Form of Participation Agreement between Allstate Life Insurance Company of New York and OCC Accumulation Trust./1

     (10) Form of Participation Agreement among Oppenheimer Variable Account Funds, OppenheimerFunds, Inc., and Allstate Life Insurance Company of New York. /1

     (11) Form of Participation Agreement among Panorama Series Fund, OppenheimerFunds, Inc., and Allstate Life Insurance Company of New York. /1

     (12) Form of Participation Agreement among PIMCO Variable Insurance Trust, Allstate Life Insurance Company of New York and PIMCO Funds Distributor LLC. /1

     (13) Form of Participation Agreement among Putnam Variable Trust, Putnam Retail Management, Inc., and Allstate Life Insurance Company of New York./1

     (14) Form of Participation Agreement among Rydex Variable Trust, Rydex Distributors, Inc. and Allstate Life Insurance Company of New York. /1

     (15) Form of Participation Agreement between Salomon Brothers Variable Series Fund, Inc., Salomon Brothers Asset Management, Inc. and Allstate Life Insurance Company of New York. /1

     (16) Form of Fund Participation Agreement between Allstate Life Insurance Company of New York and Deutsche Asset Management, Inc./1

     (17) Form of Participation Agreement between Scudder Variable Series I, Deutsche Investment Management Americas Inc., Scudder Distributors, Inc. and Allstate Life Insurance Company of New York./1

     (18) Form of Participation Agreement among Allstate Life Insurance Company of New York, T. Rowe Price Equity Series, Inc., T. Rowe Price International Series, Inc., and T. Rowe Price Investment Services, Inc. /1

     (19) Form of Participation Agreement among Van Kampen Life Investment Trust, Van Kampen Funds, Inc., Van Kampen Asset Management, Inc., and Allstate Life Insurance Company of New York. /1

     (20) Form of Participation Agreement among Allstate Life Insurance Company of New York, Van Kampen Universal Institutional Funds, and Van Kampen Asset Management, Inc./1

     (21) Form of Participation Agreement between Financial Investors Variable Insurance Trust and Allstate Life Insurance Company of New York./6

(i)  Not Applicable

(j)  Not Applicable

(k) Opinion and Consent of Michael J. Velotta, Vice President, Secretary and General Counsel of Allstate Life Insurance Company of New York. /2

     (l)  Actuarial Opinion and Consent. /2

(m)  Sample Calculation. /2

(n)  Other Consents:

     (1) Consent of Independent Registered Public Accounting Firm (filed herewith)

(o)  Not Applicable

(p)  Not Applicable

(q)  Procedures Memorandum pursuant to Rule 6e-3(T)(b)(12)(ii). /1

(r)  Table of Surrender Charge Factors and Percentages. /2

(99)(a) Powers of Attorney for Marcia D. Alazraki, Cleveland
     Johnson, Jr., Kenneth R. O'Brien, Samuel H. Pilch,
     John C. Pintozzi, John R. Raben, Jr., and Phyllis Hill Slater /6

(99)(b) Power of Attorney for Robert B. Becker /7

(99)(c) Power of Attorney for Anurag Chandra /8

(99)(d) Powers of Attorney for Don Civgin and Mary E. Springberg
    (filed herewith)

/1 Incorporated by reference from Registration Statement on Form N-6 for Allstate Life of New York Variable Life Separate Account A, filed November 1, 2002 (File No. 333-100934)

/2 Previously filed in Pre-Effective Amendment No. 1 to this Registration Statement (File No. 333-100934) dated June 30, 2003.

/3 Previously filed in Post-Effective Amendment No. 1 to this Registration Statement (File No. 333-100934) dated April 21, 2004.

/4 Previously filed in Post-Effective Amendment No. 2 to this Registration Statement (File No. 333-100934) dated April 20, 2005.

/5 Previously filed in Post-Effective Amendment No. 4 to this Registration Statement (File No. 333-100934) dated April 19, 2007.

/6 Previously filed in Post-Effective Amendment No. 6 to this Registration Statement (File No. 333-100934) dated April 30, 2009.

/7 Previously filed in Post-Effective Amendment No. 7 to this Registration Statement (File No. 333-100934) dated April 16, 2010.

/8  Previously filed in Post-Effective Amendment No. 8 to this Registration
     Statement (File No. 333-100935) dated April 15, 2011.)

Item 27. EXECUTIVE OFFICERS AND DIRECTORS OF THE DEPOSITOR

Item 27. EXECUTIVE OFFICERS AND DIRECTORS OF THE DEPOSITOR
NAME AND PRINCIPAL       POSITION AND OFFICE WITH
BUSINESS ADDRESS*        DEPOSITOR OF THE ACCOUNT

MARCIA D. ALAZRAKI       DIRECTOR
ROBERT K. BECKER         DIRECTOR AND SENIOR VICE PRESIDENT
ANURAG CHANDRA           DIRECTOR AND EXECUTIVE VICE PRESIDENT
DON CIVGIN               DIRECTOR, CHAIRMAN OF THE BOARD,
                            PRESIDENT AND CHIEF EXECUTIVE OFFICER
CLEVELAND JOHNSON, JR.   DIRECTOR
SUSAN L. LEES            DIRECTOR, SENIOR VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY
KENNETH R. O'BRIEN       DIRECTOR
SAMUEL H. PILCH          DIRECTOR, SENIOR GROUP VICE PRESIDENT AND CONTROLLER
JOHN C. PINTOZZI         DIRECTOR, SENIOR VICE PRESIDENT AND CHIEF FINANCIAL OFFICER
JOHN R. RABEN, JR.       DIRECTOR
MARY C. SPRINGBERG       DIRECTOR AND VICE PRESIDENT
PHYLLIS HILL SLATER      DIRECTOR
 RICHARD C. CRIST, JR.   SENIOR VICE PRESIDENT AND CHIEF PRIVACY OFFICER
MARK W. DAVIS            SENIOR VICE PRESIDENT
JUDITH P. GREFFIN        EXECUTIVE VICE PRESIDENT AND CHIEF INVESTMENT OFFICER
SCOTT D. HARPER          SENIOR VICE PRESIDENT
JEFFREY J. MCRAE         SENIOR VICE PRESIDENT AND ASSISTANT TREASURER
JESS E. MERTEN           SENIOR VICE PRESIDENT
HARRY R. MILLER          SENIOR VICE PRESIDENT AND CHIEF RISK OFFICER
STEVEN C. VERNEY         SENIOR VICE PRESIDENT AND ASSISTANT
                            TREASURER
MARIO RIZZO              SENIOR VICE PRESIDENT AND TREASURER
PERUVEMBA K. SATISH      SENIOR VICE PRESIDENT AND INVESTMENT
                            RISK MANAGER
ERROL CRAMER             VICE PRESIDENT
LAWRENCE W. DAHL         VICE PRESIDENT
RANDAL DECOURSEY         VICE PRESIDENT
SARAH R. DONAHUE         VICE PRESIDENT
LISA J. FLANARY          VICE PRESIDENT
ANGELA K. FONTANA        VICE PRESIDENT AND CHIEF
                            COMPLIANCE OFFICER
ATIF J. IJAZ             VICE PRESIDENT
P. JOHN RUGEL            VICE PRESIDENT
ROBERT E. TRANSON        VICE PRESIDENT
TIMOTHY N. VANDER PAS    VICE PRESIDENT
DEAN M. WAY              VICE PRESIDENT AND ILLUSTRATION ACTUARY
ROBERT W. BIRMAN         ASSISTANT SECRETARY
JENNIFER M. HAGER        ASSISTANT SECRETARY
PAUL N. KIERIG           ASSISTANT SECRETARY
MARY J. MCGINN           ASSISTANT SECRETARY
ELLIOT A. STULTZ         ASSISTANT SECRETARY
LYNN M. CIRRINCIONE      ASSISTANT TREASURER
FRANK R. FIARITO         ASSISTANT TREASURER
RAYMOND P. THOMAS        ASSISTANT TREASURER
THERESA M. RESNICK       APPOINTED ACTUARY
FRED AMOS                CHIEF ADMINISTRATIVE OFFICER

*    The principal business address of Ms. Alazraki is 7 Times Square, New
     York, New York, 10036. The principal business address of Mr. Johnson is 47 Doral Lane, Bay Shore, New York 11706. The principal business address of Mr. O'Brien is 165 E. Loines Avenue, Merrick, New York 11566. The principal business address of Mr. Raben is 20 Linwood Avenue, Riverside, Connecticut 06878. The principal business address of Ms. Slater is 14 Bond Street, Suite 410, Great neck, Long Island, New York, 11021. The principal business address of the other foregoing officers and directors are 3100 Sanders Road, Northbrook, Illinois 60062.


Item 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

See Annual Report on Form 10-K of the Allstate Corporation, File No. 1-11840, filed February 22, 2012.


Item 29: INDEMNIFICATION

The Articles of Incorporation of Allstate Life Insurance Company of New York (Depositor) provide for the indemnification of its directors and officers against expenses, judgments, fines and amounts paid in settlement as incurred by such person, so long as such person shall not have been adjudged to be liable for negligence or misconduct in the performance of a duty to the Company. This right of indemnity is not exclusive of other rights to which a director or officer may otherwise be entitled.

The By-Laws of Allstate Distributors, LLC (Distributor) provide that the corporation will indemnify a director, officer, employee or agent of the corporation to the full extent of Delaware law. In general, Delaware law provides that a corporation may indemnify a director, officer, employee or agent against expenses, judgments, fines and amounts paid in settlement if that individual acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. No indemnification shall be made for expenses, including attorney's fees, if the person shall have been judged to be liable to the corporation unless a court determines such person is entitled to such indemnity. Expenses incurred by such individual in defending any action or proceeding may be advanced by the corporation so long as the individual agrees to repay the corporation if it is later determined that he or she is not entitled to such indemnification.

Under the terms of the form of Underwriting Agreement, the Depositor agrees to indemnify the distributor for any liability that the latter may incur to a Policy Owner or party-in-interest under a Policy, (a) arising out of any act or omission in the course of or in connection with rendering services under such Agreement, or (b) arising out of the purchase, retention or surrender of a Policy; provided, that the Depositor will not indemnify the Distributor for any such liability that results from the latter's willful misfeasance, bad faith or gross negligence, or from the reckless disregard by the latter of its duties and obligations under the Underwriting Agreement.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the forgoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public Policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public Policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30. PRINCIPAL UNDERWRITERS

Effective September 1, 2011, our former distributor ALFS, Inc. merged into Allstate Distributors, LLC. Both ALFS, Inc. and Allstate Distributors, LLC are wholly owned subsidiaries of Allstate Life Insurance
Company.

Allstate Distributors, LLC, ("ADLLC") serves as principal underwriter and distributor of the Policies. ADLLC is a wholly-owned subsidiary of Allstate Life Insurance Company. ADLLC is a registered broker dealer under the Securities and Exchange Act of 1934, as amended ("Exchange Act"), and is a member of FINRA.

Allstate Life Insurance Company of New York does not pay ADLLC any commission or other compensation. As stated in the SAI, under the underwriting agreement for the Policies, Allstate Life Insurance Company of New York reimburses ADLLC for expenses incurred in distributing the Policies, including liability arising from services Allstate Life Insurance Company of New York provides on the Policies.

ADLLC also serves as distributor for the Allstate Life Insurance Company of New York Variable Life Separate Account A, which is another separate account of Allstate Life Insurance Company of New York. In addition, ADLLC serves as the principal distributor of certain annuity and insurance products issued by the following companies and separate accounts, all of which are affiliates of ADLLC and Allstate Life Insurance Company of New York:

     Allstate Financial Advisors Separate Account I
     Allstate Life of New York Separate Account A

The following are the directors and officers of ADLLC. The principal business address of each of the officers and directors listed below is 3100 Sanders Road, Northbrook, IL 60062.

Name                         Position with Distributor

ROBERT K. BECKER          MANAGER AND CHAIRMAN OF THE BOARD
LISA J. FLANARY           MANAGER AND PRESIDENT
SUSAN L. LEES             MANAGER AND ASSISTANT SECRETARY
TIMOTHY N. VANDER PAS     MANAGER
RICHARD C. CRIST, JR.     SENIOR VICE PRESIDENT AND CHIEF PRIVACY OFFICER
RICHARD EELLS             SENIOR VICE PRESIDENT
D. SCOTT HARPER           SENIOR VICE PRESIDENT AND ASSISTANT TREASURER
JEFFREY J. MCRAE          SENIOR VICE PRESIDENT AND ASSISTANT TREASURER
MARIO RIZZO               SENIOR VICE PRESIDENT AND ASSISTANT TREASURER
STANLEY G. SHELLEY        SENIOR VICE PRESIDENT
MARK SUTTON               SENIOR VICE PRESIDENT
SARAH R. DONAHUE          VICE PRESIDENT
MARIBEL V. GERSTNER       VICE PRESIDENT
ALLEN R. REED             VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY
WILLIAM D. WEBB           VICE PRESIDENT AND TREASURER
DANA GOLDSTEIN            CHIEF COMPLIANCE OFFICER
MARY J. MCGINN            ASSISTANT SECRETARY

Item 31. LOCATION OF ACCOUNTS AND RECORDS

The Depositor, Allstate Life Insurance Company of New York, is located at 100 Motor Parkway Suite 140, Hauppauge, New York 11788 with additional mailing addresses and service center addresses in Nebraska. The Principal Underwriter, Allstate Distirbutors, LLC is located at 3100 Sanders Road, Northbrook, Illinois 60062.

Each company maintains those accounts and records required to be maintained pursuant to Section 31(a) of the Investment Company Act and the rules promulgated thereunder.

Item 32. MANAGEMENT SERVICES

None.

Item 33. REPRESENTATION OF REASONABLENESS OF FEES

Allstate Life Insurance Company of New York hereby represents that the aggregate fees and charges deducted under the Policy are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Allstate Life Insurance Company of New York.



                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Allstate Life of New York Variable Life Separate Account A, certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the Township of Northfield, State of Illinois, on the [ ] day of [ ], 2012.

           ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

                                  (REGISTRANT)



                BY: ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

                                  (DEPOSITOR)



By: /s/ SUSAN L. LEES
--------------------------
Susan L. Lees
Senior Vice President, Secretary, and
General Counsel



Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the [ ] day of [ ], 2012.

*/MARCIA D. ALAZRAKI              Director
--------------------
Marcia D. Alazraki


*/ROBERT K. BECKER                Director and Senior Vice President
------------------
Robert K. Becker



*/ANURAG CHANDRA                  Director and Executive Vice President
-------------------
Anurag Chandra


*/DON CIVGIN                      Director, Chairman of the Board, President and
-----------------                  Chief Executive Officer (Principal Executive
Don Civgin                         Officer)


*/CLEVELAND JOHNSON, JR.          Director
------------------------
Cleveland Johnson, Jr.


/s/SUSAN L. LEES                  Director, Senior Vice President, General Counsel
---------------------------        and Secretary
Susan L. Lees


*/KENNETH R. O'BRIEN              Director
--------------------
Kenneth R. O'Brien


*/SAMUEL H. PILCH                 Director, Controller and Senior Group Vice
-----------------                  President (Principal Accounting Officer)
Samuel H. Pilch


*/JOHN C. PINTOZZI                Director, Senior Vice President and Chief Financial
------------------                 Officer (Principal Financial Officer)
John C. Pintozzi


*/JOHN R. RABEN, JR.              Director
--------------------
John R. Raben, Jr.


*/MARY C. SPRINGBERG              Director and Vice President
--------------------------
Mary C. Springberg


*/PHYLLIS HILL SLATER             Director
---------------------
Phyllis Hill Slater


*/ By Susan L. Lees, pursuant to Power of Attorney, previously filed or filed herewith.






                                  EXHIBIT INDEX

Exhibit No.                 Description

 (26)(n)(1)                  Consent of Independent Registered Public Accounting Firm
 (99)(d)                     Powers of Attorney for Don Civgin and Mary E. Springberg